    As Filed with the Securities and Exchange Commission On February 23, 2005

                                               File Nos. 333-60789 and 811-08941

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933[X]

                        Pre-Effective Amendment No.___[ ]

                       Post-Effective Amendment No. 14 [X]
                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940[X]

                              Amendment No. 17 [X]

                             THE VANTAGEPOINT FUNDS
               (Exact Name of Registrant as Specified in Charter)

         777 North Capitol Street, NE Ste 600, Washington, DC 20002-4240
               (Address of Principal Executive Offices) (Zip Code)

                                 (202) 962-4621
              (Registrant's Telephone Number, Including Area Code)

                          Paul F. Gallagher, Secretary
                     777 North Capitol Street, NE, Ste. 600
                              Washington, DC 20002
               (Name and Address of Agent for Service of Process)

                              With Copies to:
                              Kathryn B. McGrath, Esq.
                              Crowell & Moring LLP
                              1001 Pennsylvania Avenue N.W.
                              Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate box):

            [ ]immediately upon filing pursuant to paragraph (b) of rule 485
            [ ]on (date) pursuant to paragraph (b) of rule 485
            [X]60 days after filing pursuant to paragraph (a)(1) of rule 485
            [ ]on (date) pursuant to paragraph (a)(1) of rule 485
            [ ]75 days after filing pursuant to paragraph (a)(2) of rule 485
            [ ]on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
      This post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

                                EXPLANATORY NOTE

      The Registrant is filing this Post-Effective Amendment No. 14 to the Registration Statement of The Vantagepoint Funds (the "Fund") in order to add certain disclosure relating to the frequent purchases and redemptions of fund shares as well as other non-material changes.

                             THE VANTAGEPOINT FUNDS
                                   PROSPECTUS

                                  MAY 1, 2005

                             ACTIVELY MANAGED FUNDS
                               Money Market Fund
                              Short-Term Bond Fund
                         US Government Securities Fund
                             Asset Allocation Fund
                               Equity Income Fund
                              Growth & Income Fund
                                  Growth Fund
                         Aggressive Opportunities Fund
                               International Fund

                                  INDEX FUNDS
                              Core Bond Index Fund
                              500 Stock Index Fund
                            Broad Market Index Fund
                          Mid/Small Company Index Fund
                           Overseas Equity Index Fund

                             MODEL PORTFOLIO FUNDS
                     Model Portfolio Savings Oriented Fund
                    Model Portfolio Conservative Growth Fund
                    Model Portfolio Traditional Growth Fund
                     Model Portfolio Long-Term Growth Fund
                     Model Portfolio All-Equity Growth Fund

                                MILESTONE FUNDS
                        Milestone Retirement Income Fund
                              Milestone 2010 Fund
                              Milestone 2015 Fund
                              Milestone 2020 Fund
                              Milestone 2025 Fund
                              Milestone 2030 Fund
                              Milestone 2035 Fund
                              Milestone 2040 Fund

The Vantagepoint Funds is a no-load open-end management investment company. The Vantagepoint Funds operates as a "series" investment company offering twenty-seven distinct, diversified investment portfolios listed above (each a "Fund" and collectively the "Funds"), with each Fund having different investment objectives and strategies.

This prospectus gives you information about The Vantagepoint Funds that you should know before investing. You should read this prospectus carefully and retain it for future reference. It contains important information, including how each Fund invests and the services available to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           [VANTAGEPOINT FUNDS LOGO]

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, INVESTMENT
  POLICIES, PRINCIPAL INVESTMENT
  STRATEGIES, AND RELATED RISKS AND
  PERFORMANCE                                1
  Investment Objectives and Policies         1

SUMMARY                                      2
  THE ACTIVELY MANAGED FUNDS                 2
  THE INDEX FUNDS                           17
  THE MODEL PORTFOLIO FUNDS                 26
  THE MILESTONE FUNDS                       33

FEE TABLES                                  42

RISKS OF INVESTING IN THE FUNDS             45
  CERTAIN INVESTMENT LIMITATIONS OF
    THE FUNDS                               46

MANAGEMENT OF THE FUNDS                     47

SHAREHOLDER INFORMATION                     49
  SHARE ACCOUNTING FOR ALL FUNDS            49
  VALUATION OF THE FUNDS                    49
  REINVESTMENT OF EARNINGS                  50
  PRICING AND TIMING OF TRANSACTIONS        50
  REPORTING TO INVESTORS                    51

PURCHASES, EXCHANGES AND REDEMPTIONS        51
  PURCHASES                                 51
  PURCHASES--VANTAGEPOINT ELITE             52
  PURCHASES BY EMPLOYEE BENEFIT PLANS       52
  EXCHANGES AND ALLOCATIONS AMONG
    FUNDS                                   52
  EXCHANGES--INDEX FUNDS                    53
  EXCHANGES--VANTAGEPOINT ELITE             53
  EXCHANGES BY TELEPHONE                    53
  VANTAGELINE                               53
  VANTAGELINK                               53
  CONVERSING--INDEX FUNDS                   54
  PURCHASES BY IRA INVESTORS                54
  REDEMPTIONS                               54
  REDEMPTIONS--VANTAGEPOINT ELITE           55
  FREQUENT PURCHASES AND REDEMPTIONS
    OF FUND SHARES                          55
  DISTRIBUTION ARRANGEMENTS                 56

TAXATION                                    57

FINANCIAL HIGHLIGHTS                        58

INVESTMENT OBJECTIVES, INVESTMENT POLICIES,
PRINCIPAL INVESTMENT STRATEGIES,
AND RELATED RISKS, AND PERFORMANCE
--------------------------------------------

The investment objectives, principal investment strategies (including the types of securities that may be held in each Fund), related risks of investing in the Funds and the performance of each Fund is set forth below.

The Funds' investment adviser, Vantagepoint Investment Advisers, LLC ("VIA"), manages the investment process by evaluating, selecting, and monitoring the subadvisers of each Fund. VIA also selects the underlying Vantagepoint Funds in which the Model Portfolio and Milestone Funds invest.

For certain Funds, VIA employs a multi-management strategy to manage a Fund's assets by using more than one subadviser. A multi-management strategy seeks to improve consistency of return over time by eliminating reliance on the results of a single subadviser. Therefore, where potentially advantageous, VIA allocates Fund assets among multiple subadvisers practicing distinct and complementary investment strategies.

To construct a multi-managed Fund, VIA begins by identifying investment strategies that are compatible with a Fund's objective. Next, VIA seeks to identify individual subadvisers who have demonstrated expertise in the consistent execution of a specific investment strategy, and who complement the strategies of other potential subadvisers. Selected subadvisers are then integrated within a single Fund in weights that are expected to optimize return relative to risk. Because each subadviser selects securities that reflect its specific investment strategy, a multi-managed Fund may be more diversified than an individual subadviser's portfolio.

INVESTMENT OBJECTIVES AND POLICIES
----------------------------------

The Funds have adopted certain investment policies and limitations. Those designated as "fundamental" in this prospectus or in the Statement of Additional Information cannot be changed without shareholder approval. Others may be changed at the discretion of the Board of Directors.

The descriptions that follow are designed to help you choose the Funds that best fit your investment objectives and tolerance for risk.

COMMON RISKS--To varying degrees, each of the Funds entails the risk that an investor may lose money. Each of the Funds, except the Money Market, US Government Securities, Core Bond Index and Short-Term Bond Funds, invests a significant percentage of its assets in common stocks (or an underlying Fund that invests in common stocks) and is subject to all of the general risks of investing in the stock market. Stock market performance tends to run in cycles with periods of rising prices and periods of falling prices.

The Money Market, Short-Term Bond, US Government Securities, Core Bond Index, Asset Allocation and all of the Milestone Funds and the Model Portfolio Funds invest at least partially in fixed income securities (or in underlying Funds that invest in fixed income securities) and are subject to interest rate and credit risks.

Each Fund's net asset value ("NAV"), yield, and total return may be adversely affected by market conditions.

Please see "Risks of Investing in the Funds" for more information about these risks.

PERFORMANCE--The Vantagepoint Funds have the same investment objectives, and are operated in substantially the same fashion, as certain funds that were previously offered through The VantageTrust Company (the "Trust"), an unregistered commingled fund that holds and invests the assets of public sector retirement plans. Except for the Money Market, Short-Term Bond and Milestone Funds, substantially all of the portfolio securities of each of The Vantagepoint Funds were transferred from the corresponding fund of the Trust. Performance figures set forth in this prospectus for any period prior to these transfers represent performance of the unregistered commingled trust funds.

PORTFOLIO HOLDINGS--A description of the Funds' policies and procedures with respect to the disclosure of a Fund's portfolio securities is available in the Funds' Statement of Additional Information (SAI).

THE ACTIVELY MANAGED FUNDS
--------------------------------------------------------------------------------

Money Market Fund

INVESTMENT OBJECTIVE--To seek maximum current income, consistent with maintaining liquidity and a stable share price of $1.00.

PRINCIPAL INVESTMENT STRATEGIES--To invest substantially all of its assets in the Short-Term Investments Trust Liquid Assets Portfolio, a registered money market mutual fund, which invests in high-quality, short-term money market instruments and is advised by AIM Advisors, Inc. The underlying portfolio of the Short-Term Investments Trust Liquid Assets Portfolio consists of certificates of deposit of major U.S. banks, prime commercial paper, high-quality short-term corporate obligations, and short-term U.S. Government and agency securities. The Fund's portfolio has an average maturity of less than 90 days.

PRINCIPAL INVESTMENT RISKS--An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, there is no guarantee that it will do so and it is still possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. This bar chart shows changes in the performance of the Money Market Fund from year to year. The performance table also shows the returns for each period of the 30-day Treasury Bill.

[MONEY MARKET FUND BAR GRAPH]

2000                                                          6.05%
2001                                                          3.70%
2002                                                          1.32%
2003                                                          0.60%

 Best Quarter        Worst Quarter
    1.55%                0.12%
                     (4th qtr 2003)
(3rd qtr 2000)

                               PERFORMANCE TABLE
                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004)

                                                   SINCE
                                        1 YEAR   INCEPTION*
                                        ------   ----------
Money Market Fund                       0.60%      3.22%
30-day T-Bills (Reflects no deduction
 for fees, expenses or taxes)           1.02%      3.37%

 *March 1, 1999.

The Fund's 7-day yield on 12/31/03 was 0.50%. Please call 1-800-669-7400 for the Fund's current yield.

Short-Term Bond Fund

INVESTMENT OBJECTIVE--To seek total return that is consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES--To invest, under normal market conditions, at least 80% of its total assets in bonds of varying maturities. The Fund also normally invests at least 65% of its total assets in debt securities with more than one year to maturity, and its maximum average portfolio maturity (on a dollar-weighted basis) is three years.

The Fund seeks total return through individual security selection and analysis, sector rotation and yield curve positioning. The Fund invests in a wide variety of debt securities payable primarily in U.S. dollars. These include (1) debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities, political subdivisions of foreign governments (such as provinces and municipalities), and supranational organizations (such as the World Bank); (2) debt securities, loans and commercial paper issued by U.S. and foreign companies; (3) U.S. and foreign mortgage-backed and asset-backed debt securities; and (4) taxable municipal securities, which are debt obligations issued by state and local governments, territories and possessions of the U.S., regional governmental authorities, and their agencies and instrumentalities, the interest on which is not exempt from federal income tax.

The Fund generally invests in investment grade debt securities, which are securities rated within the four highest grades by at least one of the major rating agencies such as Standard & Poor's (at least BBB- and comparable grades of Moody's or Fitch), or are securities VIA determines are of comparable quality. However, the Fund may invest up to 10% of its total assets in debt securities rated below investment grade and 15% of its total assets in foreign securities, including up to 5% of its total assets in emerging markets debt and up to 10% of its assets in securities denominated in foreign currencies. In any event, the average credit quality of the Fund overall will remain investment grade.

The Fund invests in debt securities that VIA believes offer attractive yields and are undervalued relative to securities of similar credit quality and interest rate sensitivity.

The Fund may invest its assets in derivative instruments such as futures, options and options on futures if used for relative value, hedging or risk control, but not for speculation and may use swap agreements to manage interest rate, currency and credit exposure. Investments in derivative instruments will be limited to 10% of the market value of the Fund's assets.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to the general risks associated with fixed income securities including credit and interest rate risk. Credit risk is the possibility that the issuer of a debt security will default. The Fund's use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Derivatives may not perform as expected, involve costs and can be volatile.

As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities owned by the Fund usually will decline. When interest rates fall, the prices of these securities usually will increase. Generally, the longer the Fund's average portfolio maturity, the greater will be the price fluctuation. The price of any security owned by the Fund may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments, or its credit ratings. By investing in the Fund, therefore, you could lose money.

Below investment grade debt securities (commonly known as "high yield bonds" or "junk bonds") are speculative and involve a greater risk of default and price change due to changes in the issuer's creditworthiness. The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

Although capital appreciation is not a primary objective of the Fund, there may be periods of time when the Fund's total return will be partly attributable to capital appreciation.

Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests. Although the Fund expects to be hedged against currency risk, there may be periods when the Fund has some currency risk exposure. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets.

INVESTMENT SUBADVISERS--The Fund is managed by multiple subadvisers:

Payden & Rygel Investment Counsel ("Payden & Rygel") Los Angeles, California, serves as a bond manager focusing on short duration fixed income securities. Brian Matthews and James Sarni serve as portfolio managers of the Fund. Mr. Matthews, CFA and Managing Principal, began his investment career in 1983 and joined Payden & Rygel in 1986. He is a senior member of the firm's Investment Policy Committee. Mr. Sarni, Managing Principal, joined Payden & Rygel in 1990 and began his investment career in 1984. He is also a member of the firm's Investment Policy Committee. Both Mr. Matthews and Mr. Sarni have been Managing Principals and portfolio managers at Payden & Rygel for at least the last five years.

STW Fixed Income Management Ltd. ("STW"), 6185 Carpinteria Avenue, Carpinteria, California 93013, serves as a bond manager to the Fund focusing on short-duration fixed income securities. STW's five-member investment team, composed of William H. Williams, Edward H. Jewett, Richard A. Rezek, Jr., David
J. Mulholland and John Barclay Rodgers, applies a team approach to portfolio management. Mr. Williams, Principal,

Chief Executive Officer and Chief Investment Officer ("CIO"), has been STW's CIO for 27 years. Mr. Jewett, Principal and Portfolio Manager, joined STW in 1988 and has 28 years of investment experience. Mr. Rezek, CFA, Principal and Portfolio Manager, began his investment career in 1985 and joined STW in 2002. Mr. Mulholland, Principal and Portfolio Manager, joined STW in 1995. John Barclay Rodgers, CFA, Vice President and Quantitative Investment Analyst, began his investment career in 1985 and joined STW in 2002.



The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.



PERFORMANCE INFORMATION--The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund prior to its conversion to a short-term bond fund, and show changes in the Fund's performance from year to year. This past performance (before and after taxes) was achieved before the Fund changed its investment objective, principal investment strategies and name and when the Fund had different investment subadvisers, and it does not indicate how the Fund will perform in the future. Before November 8, 2004, the Short-Term Bond Fund was called the Income Preservation Fund and sought to offer a high level of current income and to preserve principal and maintain a stable net asset value per share, by investing primarily in high-quality short- and intermediate-term fixed income securities and by purchasing insurance contracts to offset daily market fluctuations in the Fund's portfolio holdings. This is no longer the case. The Short-Term Bond Fund now seeks total return that is consistent with preservation of capital by investing in debt securities of varying maturities and by maintaining a maximum average portfolio maturity (on a dollar weighted basis) of three years. While the Fund's goal is to achieve long-term investment results similar to those achieved prior to November 8, 2004, there is no assurance that the Fund will be able to do so. As a short-term bond fund, the Fund's investment returns are expected to be more volatile and will vary depending on market conditions, particularly over the short-term. The Fund's net asset value will fluctuate. INVESTORS SHOULD TAKE INTO ACCOUNT THESE LIKELY IMPACTS OF THE RECENT CHANGES IN THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES BEFORE DECIDING TO BUY, HOLD OR SELL SHARES OF THE FUND. In addition, during the two months ended November 5, 2004, the Fund's portfolio was liquidated and replaced with fixed-income securities having less than 60 days to maturity in preparation for the Fund's conversion to the Vantagepoint Short-Term Bond Fund. As a result of these transactions, the Fund realized higher than normal returns during this two month period that are unlikely to be replicated. This performance table also shows the returns for each period of the Merrill Lynch Government and Corporate Master 1-3 Index which tracks the performance of U.S. dollar-denominated investment-grade Government, corporate securities (excluding asset-backed and collateralized securities) issued in the U.S. Domestic Bond Market. Prior to November 8, 2004, the Fund compared its performance to the 91-Day U.S. Treasury Bill. The Fund changed the index to which it compares its performance because the Merrill Lynch Government and Corporate Master 1-3 Index is considered a more appropriate comparison since the Fund changed its objective and strategies on November 8, 2004.

[INCOME PRESERVATION FUND BAR CHART]

2001                                                                             5.18
2002                                                                             4.09
2003                                                                             3.51


 BEST QUARTER         WORST QUARTER
    1.40%                 0.76%
(2ND QTR 2001)       (4TH QTR 2003)

                               PERFORMANCE TABLE
                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2004)

                                                     SINCE
                                         1 YEAR    INCEPTION*
                                         ------   ----------
Short-Term Bond Fund
 Return before taxes                     3.51%      4.31%
 Return after taxes on distributions     2.31%      2.46%
 Return after taxes on distributions
   and sale of fund shares               2.30%      2.57%
91-Day U.S. Treasury Bill (Reflects no
 deductions for fees, expenses, or
 taxes)                                  1.15%      2.56%
MFR First Tier Money Retail Average
 (Reflects no deductions for fees,
 expenses, or taxes)                     0.49%      1.80%

 *December 4, 2000.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

US Government Securities Fund

INVESTMENT OBJECTIVE--To offer current income.

PRINCIPAL INVESTMENT STRATEGIES--To invest, under normal circumstances, at least 80% of its net assets in securities issued by the U.S. Treasury, U.S. Government, and U.S. Government-sponsored entities, including mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Mortgage-backed securities issued by Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government.

The Fund may also invest in fixed income futures. The combination of fixed income securities and futures is intended to maintain average maturity exposure comparable to that of a fully invested intermediate-term bond portfolio.

PRINCIPAL INVESTMENT RISKS--The Fund is exposed to credit and interest rate risks. Credit risk is the possibility that the issuer of a debt security will default. Because the Fund's portfolio securities are those issued by the U.S. Treasury and U.S. Government-sponsored entities, the risk of default is considered to be less than in a fixed income fund that invests in securities of private issuers such as corporate bonds. Securities with longer maturities are more sensitive to changes in interest rates. The Fund is expected to experience volatility similar to an intermediate-term (3-7 years) bond fund. Ginnie Mae guarantees the payment of principal and interest on Ginnie Mae debt securities and this guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Mae may borrow from the U.S. Treasury if needed to make payments under its guarantee. The guarantee does not apply to the value or yield of Ginnie Mae securities. Fannie Mae guarantees full and timely payment of all interest and principal on its debt securities and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal on its debt securities. Securities issued by Fannie Mae and Freddie Mac are supported by their right to borrow money from the U.S. Treasury under certain circumstances. There is no assurance that the U.S. Government will support Fannie Mae or Freddie Mac securities and, accordingly, these securities involve a risk of non-payment of principal and interest. The Fund's investments in mortgage-backed securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the Fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated.

The Fund is expected to experience the volatility characteristics of an intermediate-term bond fund.

INVESTMENT SUBADVISER--Mellon Capital Management Corporation ("Mellon Capital"), 595 Market Street, San Francisco, California 94105, seeks to match or exceed the performance of the Lehman Intermediate Government Index by investing primarily in U.S. Treasury, U.S. Government, and U.S. Government sponsored agency debt and mortgage-backed securities.

Mellon Capital employs a team approach to managing the Fund's portfolio. The members of the portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund. The management team for the Fund includes Dave Kwan and Lowell Bennett (the "Management Team"). The Management Team members play equal roles with respect to the management of the Fund and each has the authority to approve transactions for the Fund. There are no limits on the Management Team members' roles. In addition to the Management Team, one or more junior portfolio managers may be involved in the day-to-day management of the Fund. However, all of the junior portfolio managers' recommendations are subject to approval by the Management Team. A brief description of each Management Team member follows:

David C. Kwan is Head of Fixed Income Management and Trading Group and a Managing Director of Mellon Capital. He has direct oversight responsibility for all U.S. and international fixed income portfolios, and the management of the Global Opportunity Strategy. He was previously responsible for management of the firm's Enhanced Asset Allocation Fund. He has been with Mellon Capital since 1990. He received his M.B.A. degree from University of California at Berkeley.

Lowell Bennett is a Director of Mellon Capital. He is responsible for the development and implementation of fixed income strategies and has been with Mellon Capital since 1997. Prior to joining Mellon Capital, he was a fixed income strategist at Merrill Lynch. He received his B.S.I.E and M.B.A. degrees from Stanford University.

The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the US Government Securities Fund from year to year.

[US GOVERNMENT SECURITIES FUND BAR CHART]

1994                                                          -5.38%
1995                                                          18.06%
1996                                                           1.69%
1997                                                           8.70%
1998                                                           9.70%
1999                                                          -2.67%
2000                                                          12.00%
2001                                                           7.42%
2002                                                           8.76%
2003                                                           1.66%

 Best Quarter         Worst Quarter
    6.25%                -3.46%
(3rd Qtr 1998)       (1st Qtr 1994)

                               PERFORMANCE TABLE
                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                        10 YEARS/
                                       1         5        SINCE
                                      YEAR     YEARS    INCEPTION*
                                     ------   -------   ----------
US Government Securities Fund
 (Return before taxes)               1.66%     5.30%      5.78%*
 Return before taxes (after 3/1/99)  1.66%       N/A      5.93%
 Return after taxes on
   distributions                     0.40%       N/A      4.08%
 Return after taxes on
   distributions and sale of fund
   shares                            1.13%       N/A      3.92%
Lehman Brothers Intermediate
 Government Bond Index (Reflects no
 deductions for fees, expenses, or
 taxes)                              2.17%     5.80%      6.32%

 * Shares of the Fund were offered beginning March 1, 1999. The information for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning July 1, 1992. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Asset Allocation Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth at a lower level of risk than an all-equity portfolio.


PRINCIPAL INVESTMENT STRATEGIES--To tactically allocate assets among common stocks, U.S. Treasury securities and short-term debt instruments in proportions determined by the subadviser based on relative expected returns and risk for each asset class. Under normal circumstances, the Fund invests 40% to 70% of its assets in common stocks; however, the Fund's investments in common stocks may range from as little as 0% to as much as 100% of Fund assets. The Fund invests the rest of its assets in short-term debt instruments and U.S. Treasury obligations. The Fund's subadviser applies a tactical asset allocation strategy based on systematic assessment of quantifiable criteria such as expected long-term asset class returns, valuation measures, economic and monetary indicators, and financial market conditions.



The Fund's stock allocation is passively managed in a portfolio designed to approximate the investment characteristics and performance of the S&P 500 Index. The Treasury allocation is passively managed to seek to approximate the investment characteristics and performance of the Lehman Brothers Long-Term U.S. Treasury Index. The cash allocation is invested in short-term debt instruments and is actively managed. Stock and Treasury exposure may be obtained or modified by using S&P 500 Index and U.S. Treasury note and bond futures contracts.



INVESTMENT SUBADVISER--Mellon Capital, 595 Market Street, San Francisco, California 94105, seeks to actively allocate the Fund's assets among stocks, long-term U.S. Treasury securities, and short-term debt instruments. Allocation changes are determined based on relative expected returns of the asset classes.



Helen Potter is a Managing Director of Mellon Capital and is primarily responsible for the day-to-day management of the Fund. She co-manages all global and domestic asset allocation products. She is also responsible for articulating asset allocation strategies to clients, as well as participating in the refinement of current strategies and the development of new strategies. She has been with Mellon Capital since 1996. Prior to joining Mellon Capital she held research and portfolio management positions at QuantiLogic Asset Management, gaining extensive experience in the global asset allocation field. She received her B.A. degree from Claremont McKenna College, and is a member of AIMR and the Society of Investment Analysts of San Francisco.



The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.



PRINCIPAL INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the stock market, as well as interest rate and credit risks.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Asset Allocation Fund from year to year.

[ASSET ALLOCATION FUND BAR CHART]

1994                                                           -1.71%
1995                                                           29.24%
1996                                                           15.74%
1997                                                           25.32%
1998                                                           22.42%
1999                                                            8.22%
2000                                                           -0.71%
2001                                                           -5.42%
2002                                                          -15.80%
2003                                                           25.97%

 Best Quarter          Worst Quarter
    15.07%                -15.63%
(2nd Qtr 2003)        (3rd Qtr 2002)

                               PERFORMANCE TABLE
                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                            10 YEARS/
                                                              SINCE
                                         1 YEAR   5 YEARS   INCEPTION*
                                         ------   -------   ----------
Asset Allocation Fund (Return before
 taxes)                                  25.97%    1.51%       9.29%*
 Return before taxes
   (after 3/1/99)                        25.97%      N/A       1.64%
 Return after taxes on distributions     25.15%      N/A       0.21%
 Return after taxes on distributions
   and sale of fund shares               17.11%      N/A       0.73%
Custom Benchmark (Reflects no
 deductions for fees, expenses, or
 taxes)**                                19.08%    2.08%      10.01%
91 Day U.S. Treasury Bill (Reflects no
 deductions for fees, expenses, or
 taxes)                                   1.15%    3.66%       4.44%
Lehman Brothers Long-Term U.S. Treasury
 Bond Index (Reflects no deductions for
 fees, expenses, or taxes)                2.48%    6.52%       7.92%
S&P 500 Index (Reflects no deductions
 for fees, expenses, or taxes)           28.70%   -0.57%      11.06%
Lipper Flexible Portfolio Funds Index
 (Reflects no deductions for taxes)***   22.98%    1.22%       7.23%

* Shares of the Fund were offered beginning March 1, 1999. The information for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning December 1, 1974. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.
** 65% S&P 500 Index/25% Lehman Brothers Long-Term Treasury Bond Index/10% 91
   Day U.S. Treasury Bill.
***This is an index of funds with investment objectives similar to those of the Fund.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Equity Income Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth with consistency derived from dividend yield.

PRINCIPAL INVESTMENT STRATEGIES--To invest, under normal circumstances, at least 80% of its net assets in equity securities. The Fund seeks to invest primarily in the common stocks of companies that are expected to pay dividends at above-market levels. The Fund may invest across companies of all sizes but generally focuses on larger capitalization companies, which tend to have the most stable long-term earnings and dividend-paying records. The Fund may also invest in bonds, convertible securities and securities of foreign issuers.



PRINCIPAL INVESTMENT RISKS--While investment in the Fund involves all of the general risks of investing in the stock market, the Fund's emphasis on large-capitalization, dividend-paying companies is intended to result in less volatility over the long-term than is associated with other types of common stock funds. As a result of the Fund's income focus, certain sectors and/or industries may be emphasized. The Fund may exhibit greater sensitivity to certain economic factors (e.g., changing interest rates) than the general stock market. The Fund is also subject to the general risks associated with fixed income securities including credit and interest rate risk.



INVESTMENT SUBADVISERS--The Fund is managed by multiple subadvisers:



Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHM&S"), 3232 McKinney Avenue, Dallas, Texas 75204, follows a value-oriented investment approach that stresses fundamental analysis in its process of individual stock selection. Richard E. Englander and Robert J. Chambers are responsible for managing the Fund's securities allocations and have served as co-portfolio managers of the Fund since 1998.



T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, seeks to invest in securities that display above-market yield and below-market valuation with good prospects for capital appreciation and dividend growth. Brian C. Rogers, CFA and CIC, has served as portfolio manager of the Fund since July 1999. Brian Rogers is the Chief Investment Officer of T. Rowe Price. In addition, he manages major institutional equity portfolios and serves as President of the T. Rowe Price Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group, Inc. and is a member of the firms's Management Committee. His other responsibilities include serving on the Equity, Fixed Income International, and Asset Allocation committees. Prior to joining the firm in 1982, Mr. Rogers was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School.



Southeastern Asset Management, Inc. ("Southeastern"), Memphis, Tennessee, seeks to invest in financially strong, well-managed companies whose stock prices are significantly below their business values. O. Mason Hawkins, CFA, and G. Staley Cates, CFA, head an investment team that manages the portfolio. Mr. Hawkins began his investment career in 1972 and joined Southeastern as a co-founder in 1975. Mr. Cates began his investment career in 1986 when he joined Southeastern.



The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.


PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Equity Income Fund from year to year.

[EQUITY INCOME FUND BAR CHART]

1995                                                                             35.35
1996                                                                             18.29
1997                                                                             33.97
1998                                                                             16.02
1999                                                                             -8.46
2000                                                                             17.56
2001                                                                              2.92
2002                                                                            -14.96
2003                                                                             33.09

 Best Quarter          Worst Quarter
    18.87%                -16.26%
(2nd Qtr 2003)        (3rd Qtr 2002)

                               PERFORMANCE TABLE
                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                     5        SINCE
                                         1 YEAR    YEARS    INCEPTION*
                                         ------   -------   ----------
Equity Income Fund
 (Return before taxes)                   33.09%    4.63%     12.77%*
 Return before taxes (after 3/1/99)      33.09%      N/A       5.68%
 Return after taxes on distributions     32.89%      N/A       3.71%
 Return after taxes on distributions
   and sale of fund shares               21.77%      N/A       3.88%
S&P/BARRA Value Index (Reflects no
 deductions for fees, expenses, or
 taxes)                                  31.79%    1.95%      11.21%
Lipper Equity Income Funds Index
 (Reflects no deductions for taxes)**    25.88%    2.23%       9.83%

* Shares of the Fund were offered beginning March 1, 1999. The information for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning April 1, 1994. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.
**This is an index of funds with investment objectives similar to the Fund.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Growth & Income Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth and current income.


PRINCIPAL INVESTMENT STRATEGIES--To invest primarily in common stocks that the Fund's subadvisers believe offer the potential for capital appreciation and, secondarily, current income by investing in dividend-paying stocks. Strategies used by the Fund's subadvisers include:



     - focusing on large-capitalization companies whose stocks are believed to offer potential for price appreciation because of undervaluation, earnings growth or both.

     - emphasizing stocks that may pay dividends.


The Fund may also invest in bonds, convertible securities and the securities of foreign issuers.



The Fund incorporates several complementary portfolio management approaches. Each subadviser's specific strategy is described below.



PRINCIPAL INVESTMENT RISKS--The Fund is subject to all the general risks of investing in the stock market and is expected to exhibit the risk characteristics of a common stock portfolio. In addition, the Fund is subject to the risks of investing in foreign securities. The Fund is also subject to credit and interest rate risks.



INVESTMENT SUBADVISERS--The Fund is managed by multiple subadvisers:



Capital Guardian Trust Company ("Capital Guardian"), Los Angeles, California, invests primarily in larger U.S. companies. Capital Guardian uses a bottom-up research-driven process and employs a multiple portfolio manager system in managing the portfolio.



T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, uses fundamental research to identify firms that it believes to be well-established in their industries and have potential for above-average earnings. T. Rowe Price focuses on companies with leading market positions, seasoned management, and strong financial fundamentals. Larry J. Puglia, CPA, CFA and Vice President, has served as portfolio manager of the Fund since May 2001. Mr. Puglia is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also a Portfolio Manager in the Equity Division. He is President of the T. Rowe Price Blue Chip Growth Fund and Chairman of the fund's investment Advisory Committee. He is also Executive Vice President and an Investment Advisory Committee member of the T. Rowe Price Personal Strategy Funds and he serves as a Vice President and Investment Advisory Committee member of the T. Rowe Price Financial Services Fund and T. Rowe Price Growth Stock Fund. In addition, Mr. Puglia is an investment Advisory Committee member of the T. Rowe Price Tax-Efficient Balanced Fund and T. Rowe Price Tax-Efficient Growth Fund. Prior to joining the firm in 1990, he was a Senior Manager with Peat Marwick Main & Co. specializing in banking. Mr. Puglia earned a B.A., summa cum laude, from the University of Notre Dame and an M.B.A. from the Darden Graduate School of Business, University of

Virginia where he was a Shermet Scholar with highest honors. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.

Wellington Management Company, LLP ("Wellington Management"), 75 State Street, Boston, Massachusetts 02109, uses a value investment approach investing in large-capitalization companies that it believes are selling at attractive prices relative to the market and that sell at below-average price-to-earnings multiples. John R. Ryan, CFA, Senior Vice President and Managing Partner of Wellington Management, has served as portfolio manager of the Fund since March 2000. Mr. Ryan joined Wellington Management as an investment professional in 1981.

The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Growth & Income Fund from year to year.

[GROWTH & INCOME FUND BAR CHART]

1999                                                                             26.03%
2000                                                                              4.21%
2001                                                                             -4.77%
2002                                                                            -22.93%
2003                                                                             30.49%

 Best Quarter        Worst Quarter
    17.62%              -17.45%
                    (3RD Qtr 2002)
(4th Qtr 1999)

                               PERFORMANCE TABLE
                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                     SINCE
                                 1 YEAR   5 YEAR   INCEPTION*
                                 ------   ------   ----------
Growth & Income Fund (Return
 before taxes)                   30.49%    4.69%     9.45%*
 Return before taxes
   (after 3/1/99)                30.49%      N/A     4.42%
 Return after taxes on
   distributions                 30.35%      N/A     3.16%
 Return after taxes on
   distributions and sale of
   fund shares                   20.00%      N/A     3.18%
S&P 500 Index (Reflects no
 deductions for fees, expenses,
 or taxes)                       28.70%   -0.57%     3.18%
Lipper Growth & Income Funds
 Index (Reflects no deductions
 for taxes)**                    27.31%    1.67%     4.55%

* Shares of the Fund were offered beginning March 1, 1999. The information for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning October 1, 1998. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.
**This is an index of funds with investment objectives similar to the Fund.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Growth Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES--To invest primarily in common stocks that are considered by the Fund's subadvisers to have above-average potential for growth.

The Fund invests in common stocks of companies that its subadvisers believe to have prospects for above-average growth, with emphasis on stocks of seasoned medium- and large-capitalization firms. The Fund also includes smaller-capitalization stocks. The Fund may also invest in bonds, convertible securities and the securities of foreign issuers.

The Fund incorporates several complementary portfolio management approaches. Each subadviser's specific strategy is described below.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the stock market. The Fund's investment in smaller companies may expose it to greater risk of loss and price volatility. In addition, the Fund is subject to credit and interest rate risks as well as the risk of investing in foreign securities. Additionally, the Fund's growth stock investment strategy may expose it to a greater degree of price and earnings volatility than the stock market as a whole, particularly over shorter time periods, when other styles of investing may outperform or underperform the growth style employed by the Fund.

INVESTMENT SUBADVISERS--The Fund is managed by multiple subadvisers:

Brown Capital Management, Inc. ("Brown"), 1201 N. Calvert Street, Baltimore, Maryland 21202, follows a growth-at-a-reasonable-price investment style that selects stocks of mid- to large-sized companies that it believes have the potential for superior earnings growth.

The Large/Mid Cap investment team is headed by Eddie C. Brown, and it is responsible for making the day-to-day investment decisions for the Fund. The team is made up of Eddie C. Brown, Maurice Haywood, Calvin Baker, and Stephon Jackson. The team discusses investment strategy and ideas on an on-going basis. The team performs fundamental research and analysis on industries and companies. When something makes sense, the team will implement it. There are no bureaucracies or committees to hinder effective investment decision-making.

Brown manages all portfolios as a team and specific client relationship responsibility is assigned to individual portfolio managers/analysts. Any individual manager has a great deal of input and the opportunity to present his/her investment case, but decisions are made only within a team context. Eddie C. Brown, President and Portfolio Manager, Maurice L. Haywood, Portfolio Manager, and Stephon A. Jackson, Portfolio Manager, have served as a portfolio managers for the Fund since 1999.

Fidelity Management & Research Company ("FMR"), Boston, Massachusetts, focuses on stocks of companies of all sizes whose earnings are expected to benefit from emerging trends. FMR Co., Inc. serves as a sub-subadviser and is primarily responsible for choosing investments for the Fund. Neal Miller serves as portfolio manager. Mr. Miller began his investment career in 1983 and joined FMR as a portfolio manager in 1988.

Peregrine Capital Management, Inc. ("Peregrine"), 800 LaSalle Street, Minneapolis, Minnesota 55402, seeks to invest in high quality, long-term growth companies that have quality fundamental characteristics and generally below-average debt that can produce long-term earnings growth and that offer the potential for superior returns on capital. John Dale, CFA, and Gary Nussbaum, CFA, serve as portfolio managers. Mr. Dale has been with Peregrine since 1987 and Mr. Nussbaum has been with Peregrine since 1990.

Tukman Capital Management, Inc. ("Tukman"), 60 E. Sir Francis Drake Blvd., Larkspur, California 94939, follows a contrarian investment style that focuses on stocks that it believes exhibit strong fundamentals and are currently undervalued due to investor neglect or anxiety. Melvin Tukman and Daniel Grossman serve as portfolio managers and have joint day-to-day investment responsibility for the Fund. Mr. Tukman began his investment career in 1970 and founded the firm in 1980.

Mr. Grossman began his investment career in 1977 and joined Tukman in 1982.

The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Growth Fund from year to year.

[GROWTH FUND BAR CHART]

1994                                                                             -3.72%
1995                                                                             36.64%
1996                                                                             21.61%
1997                                                                             25.84%
1998                                                                             19.84%
1999                                                                             35.79%
2000                                                                             -2.56%
2001                                                                            -15.21%
2002                                                                            -24.26%
2003                                                                             28.71%

 Best Quarter          Worst Quarter
    27.72%               -20.60%
(4th Qtr 1998)        (3rd Qtr 1998)

                               PERFORMANCE TABLE
                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                       10 YEARS/
                                                         SINCE
                                   1 YEAR    5 YEARS   INCEPTION*
                                   -------   -------   ----------
Growth Fund (Return before taxes)   28.71%    1.81%      10.19%*
 Return before taxes (after
   3/1/99)                          28.71%      N/A       2.52%
 Return after taxes on
   distributions                    28.71%      N/A       0.88%
 Return after taxes on
   distributions and sale of fund
   shares                           18.66%      N/A       1.35%
Wilshire 5000 Total Market Index
 (Reflects no deductions for
 fees, expenses, or taxes)          31.65%    0.42%      10.59%
Lipper Growth Funds Index
 (Reflects no deductions for
 taxes)**                           27.89%   -1.94%       8.39%

* Shares of the Fund were offered beginning March 1, 1999. The information for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning April 1, 1983. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.
**This is an index of funds with investment objectives similar to the Fund.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Aggressive Opportunities Fund

INVESTMENT OBJECTIVE--To offer high long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES--To invest, under normal circumstances, primarily in common stocks of small- to medium-capitalization U.S. and foreign companies that the Fund's subadvisers believe offer the opportunity for high capital appreciation.

The Fund's investments may also include debt instruments, preferred stock, foreign stocks and bonds, convertible securities and derivatives. The subadvisers also may seek to hedge against foreign currency risks.

The Fund incorporates several complementary portfolio management approaches. Each subadviser's specific strategy is described below.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the stock market. The Fund is also exposed to the added volatility of returns for small- and medium-capitalization stocks as compared to the returns of larger-capitalization stocks and to the additional risks of investing in foreign securities. These include the risk of loss due to political, legal, regulatory, and operational uncertainty, as well as currency conversion factors. These risks can be greater in emerging markets. The Fund is also subject to credit and interest rate risks. The Fund may also be subject to higher brokerage costs and certain tax consequences related to frequent portfolio transactions.

INVESTMENT SUBADVISERS--The Fund is managed by multiple subadvisers:

Southeastern, Memphis, Tennessee, seeks to invest in financially strong, well-managed companies regardless of sector or country, that can be purchased at prices Southeastern believes are significantly below their current values. O. Mason Hawkins, CFA, and G. Staley Cates, CFA, head an investment team that manages the portfolio.

Mr. Hawkins began his investment career in 1972 and joined Southeastern as co-founder in 1975. Mr. Cates began his investment career in 1986 when he joined Southeastern. Andrew McDermott also is a member of this team. Mr. McDermott joined Southeastern in 1998. Prior to joining Southeastern, Mr. McDermott was with JP Morgan from 1994 to 1998.

T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, seeks to invest in small, fast-growing U.S. companies that T. Rowe Price believes have the potential for superior long-term performance. John H. Laporte, CFA, has served as portfolio manager of the Fund since March 2003. Mr. Laporte is a Vice President of T. Rowe Price Group, Inc., and a Vice President and Equity Division Steering Committee member of T. Rowe Price. He is also a Portfolio Manager in the Equity Division. He is President of the T. Rowe Price New Horizons Fund and Chairman of the fund's Investment Advisory Committee. He is also a Vice President and Investment Advisory Committee member of the T. Rowe Price Diversified Small-Cap Growth Fund, T. Rowe Price Health Sciences Fund, T. Rowe Price Personal Strategy Funds, T. Rowe Price Spectrum Growth Fund, and T. Rowe Price Spectrum Income Fund. In addition, Mr. Laporte manages a number of separate institutional accounts specializing in emerging growth stocks. He has been managing portfolios since 1984. Mr. Laporte served as the firm's Director of Research from 1982 to 1987 and before that, was an Investment Analyst. Prior to joining the firm in 1976, he was an Investment Research Analyst for Pershing & Co., a New York brokerage firm. Mr. Laporte earned an A.B. from Princeton University and an M.B.A. from Harvard Business School. In addition, he is a past President of the Baltimore Security Analysts Society. Jack also holds the Chartered Financial Analyst accreditation.

Wellington Management Company, LLP ("Wellington Management"), 75 State Street, Boston, Massachusetts 02109, serves as subadviser to the Fund and Wellington Management International Ltd. ("Wellington International"), London, England, serves as sub-subadviser to the Fund pursuant to an agreement between Wellington Management and Wellington International. Wellington Management and Wellington International seek to invest in smaller, U.S. and non-U.S. companies which may provide superior return opportunities. This means that such companies may be under-researched and undiscovered. Edward L. Makin, Director of Wellington International, has served as portfolio manager for the non-North American portion of the Fund since July 2002. Mr. Makin joined Wellington Management as an investment professional in 1994 and transferred to Wellington International in 2004. He has over 18 years investment experience. Jamie A. Rome, CFA, Senior Vice President of Wellington Management, has served as portfolio manager for the North American portion of the Fund since July 2002. Mr. Rome joined Wellington Management as an investment professional in 1994 and also has more than 18 years of investment experience.

The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Aggressive Opportunities Fund from year to year.


[AGGRESSIVE OPPORTUNITIES FUND BAR CHART]

1995                                                                             39.35%
1996                                                                             25.50%
1997                                                                             17.39%
1998                                                                             12.17%
1999                                                                             58.08%
2000                                                                             -9.35%
2001                                                                            -13.75%
2002                                                                            -38.47%
2003                                                                             44.68%

 Best Quarter          Worst Quarter
    39.89%                -20.71%
(4th Qtr 1999)        (3rd Qtr 2002)

                               PERFORMANCE TABLE
                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                         SINCE
                                    1 YEAR   5 YEARS   INCEPTION*
                                    ------   -------   ----------
Aggressive Opportunities Fund
 (Return before taxes)              44.68%    1.93%      11.15%*
 Return before taxes (after
   3/1/99)                          44.68%      N/A       2.69%
 Return after taxes on
   distributions                    44.67%      N/A       1.28%
 Return after taxes on
   distributions and sale of fund
   shares                           29.04%      N/A       1.71%
Wilshire 4500 Index (Reflects no
 deductions for fees, expenses, or
 taxes)                             43.85%    4.14%      10.65%
Lipper Capital Appreciation Funds
 Index (Reflects no deductions for
 taxes)**                           31.15%    0.32%       8.79%

* Shares of the Fund were offered beginning March 1, 1999. The information shown for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning October 1, 1994. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.
**This is an index of funds with investment objectives similar to the Fund.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

International Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth and diversification by country.

PRINCIPAL INVESTMENT STRATEGIES--To invest primarily in the common stocks of companies headquartered outside of the United States. The Fund will invest, under normal circumstances, at least 80% of its assets in foreign equity securities. The Fund may also invest a portion of its assets (20% or less) in U.S. or foreign bonds and U.S. stocks. In addition to common stocks, the Fund may invest in other securities and derivatives, including futures contracts, convertible securities and currency futures. Strategies used by the Fund's subadvisers include:
     - investing in stocks believed to have above-average potential for growth across all capitalization sizes.

     - investing in stocks believed to be temporarily undervalued.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to the general risk of investing in the stock market. In addition, the Fund is subject to the special risks of international investing. These include risks resulting from: accounting and financial reporting standards that may differ from those used in the U.S.; less supervision of stock exchanges and broker-dealers than in the U.S.; the risk of foreign currency values changing relative to the U.S. dollar; higher transaction costs of non-U.S. markets; and the risk that political events or financial problems will weaken a particular country's or region's economy. Also, the Fund may invest in less-developed countries where these risks can be more substantial. The Fund is also subject to credit and interest rate risk.

INVESTMENT SUBADVISERS--The Fund is managed by multiple subadvisers:

Capital Guardian, Los Angeles, California, uses a bottom-up research-driven process and employs a multiple portfolio manager system in managing the portfolio.

Artisan Partners Limited Partnership ("Artisan Partners"), 875 E. Wisconsin Avenue, Milwaukee, Wisconsin, seeks long-term capital growth and diversification by country, by using fundamental analysis to identify stocks of individual non-U.S. companies that Artisan Partners believes have sustainable growth, dominant industry positions, excellent management, attractive valuations and offer long-or short-term growth opportunities. Mark Yockey, CFA, a managing director of Artisan Partners, has served as a portfolio manager of the Fund since 2002. Mr. Yockey joined Artisan Partners in 1995 and has worked in the investment management industry since 1981. Mr. Yockey holds a BA and an MBA in Finance from Michigan State University.

The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the International Fund from year to year.

[INTERNATIONAL FUND BAR CHART]

1995                                                                             10.78%
1996                                                                             16.47%
1997                                                                              4.48%
1998                                                                              4.96%
1999                                                                             39.01%
2000                                                                            -14.91%
2001                                                                            -20.16%
2002                                                                            -16.08%
2003                                                                             31.31%

 Best Quarter          Worst Quarter
    21.28%                -19.63%
(4th Qtr 1999)        (3rd Qtr 2002)

                               PERFORMANCE TABLE
                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                         SINCE
                                    1 YEAR   5 YEARS    INCEPTION*
                                    ------   -------   ----------
International Fund (Return before
 taxes)                             31.31%    0.80%      3.86%*
 Return before taxes (after
   3/1/99)                          31.31%      N/A      1.36%
 Return after taxes on
   distributions                    31.32%      N/A      0.59%
 Return after taxes on
   distributions and sale of fund
   shares                           20.80%      N/A      0.88%
MSCI EAFE Index (Reflects no
 deduction for fees, expenses, or
 taxes)                             39.16%    0.26%      4.19%
Lipper International Funds Index
 (Reflects no deductions for
 taxes)**                           35.99%    2.13%      5.34%

* Shares of the Fund were offered beginning March 1, 1999. The information for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning October 1, 1994. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.
**This information shows how the Fund's performance compares with the returns of an index of funds with similar investment objectives.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

THE INDEX FUNDS
--------------------------------------------------------------------------------

The five Index Funds described below follow an indexed or "passively managed" approach to investing. This means that securities are selected to try to approximate the investment characteristics and performance of a specified benchmark, such as the S&P 500 Index.(1) Unlike an actively managed portfolio, an index fund does not rely on the portfolio manager's ability to predict the performance of individual securities. An index fund simply seeks to parallel the performance of its benchmark. Index funds tend to have lower operating expenses than actively managed funds.

Because it can be very expensive to buy and sell all of the securities in a target benchmark, the Index Funds, with the exception of the 500 Stock Index Fund, employ sampling techniques to approximate benchmark characteristics such as capitalization and industry weight using fewer securities than are contained in the benchmark. Therefore, the performance of the Funds versus their respective benchmarks may deviate more than that of funds investing in all of the securities contained in the benchmark.

Performance of the Index Funds will differ from the underlying indexes for several reasons. First, fund fees and expenses reduce Fund performance, while the indexes themselves bear no management fees, transaction costs or other expenses. Second, due to sampling techniques used by the Core Bond, Broad Market, Mid/Small Company and Overseas Equity Index Funds, there will be tracking error, which may impact Fund performance positively or negatively. Third, changes to the indexes, such as additions or deletions in the securities contained in an index and rebalancing, can cause tracking error which may impact the Fund performance positively or negatively as compared to its benchmark index. Fourth, the timing of cash flows into and out of a Fund will affect its ability to precisely track the underlying indexes. Fifth, there may be pricing differences if the index and the Fund use different pricing sources. This is more common in the Overseas Equity Index Fund and the Core Bond Index Fund.

The investment objective of each Index Fund is not fundamental and can be changed without shareholder approval.

Prior to March 8, 2004, the Index Funds operated under a master-feeder structure. Under that arrangement, each Index Fund was structured as a "feeder" fund and sought to accomplish its investment objective by investing all of its assets in a corresponding portfolio of the Master Investment Portfolios which are investment companies managed by Barclays Global Fund Advisors.

Core Bond Index Fund

INVESTMENT OBJECTIVE--To offer current income by approximating the performance of the Lehman Brothers Aggregate Bond Index.

PRINCIPAL INVESTMENT STRATEGIES--To invest, under normal circumstances, at least 90% of its net assets in a sampling of bonds selected and weighted to seek to result in investment characteristics comparable to those of the Lehman Brothers Aggregate Bond Index and performance that correlates with the performance of that index. The Lehman Brothers Aggregate Bond Index is an index of Treasury, agency, and investment-grade corporate and mortgage obligations.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to interest rate risk. Market prices of fixed income securities fluctuate as interest rates change. Generally, the value of a bond moves in a direction opposite to that of interest rates and the greater the maturity of the bond, the greater the resulting change in value. Additionally, the Fund is subject to credit risk (defined under "Risks of Investing in the Funds").

---------------

(1) McGraw-Hill, Inc. ("McGraw-Hill") and Wilshire Associates, Inc. ("Wilshire Associates") do not sponsor any portfolios of the Funds, nor are they affiliated in any way with the Funds. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "Standard & Poor's 500(R)" are trademarks of McGraw-Hill. "Dow Jones Wilshire 5000 Total Market Index(R)" and "Dow Jones Wilshire 4500 Completion Index(R)" and related marks are trademarks of Wilshire Associates. None of the Funds are sponsored, endorsed, sold, or promoted by these indices or their sponsors and neither the indices nor their sponsors make any representation or warranty, express or implied, regarding the advisability of investing in the Funds or the securities represented in the indices.

INVESTMENT SUBADVISER--Mellon Capital, 595 Market Street, San Francisco, California 94105, seeks to match or exceed the performance of the Lehman Brothers Aggregate Bond Index, the Fund's benchmark. Mellon Capital uses a trading strategy that seeks to minimize the impact of index additions and deletions while minimizing tracking error.

Mellon Capital employs a team approach to managing the Fund's portfolio. The members of the portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund. The management team for the Fund includes Dave Kwan and Lowell Bennett (the "Management Team"). The Management Team members play equal roles with respect to the management of the Fund and each has the authority to approve transactions for the Fund. There are no limits on the Management Team members' roles. In addition to the Management Team, one or more junior portfolio managers may be involved in the day-to-day management of the Fund. However, all of the junior portfolio managers' recommendations are subject to approval by the Management Team. A brief description of each Management Team member follows:

David C. Kwan is Head of Fixed Income Management and Trading Group and a Managing Director of Mellon Capital. He has direct oversight responsibility for all U.S. and international fixed income portfolios, and the management of the Global Opportunity Strategy. He was previously responsible for management of the firm's Enhanced Asset Allocation Fund. He has been with Mellon Capital since 1990. He received his M.B.A. degree from University of California at Berkeley.

Lowell Bennett is a Director of Mellon Capital. He is responsible for the development and implementation of fixed income strategies and has been with Mellon Capital since 1997. Prior to joining Mellon Capital, he was a fixed income strategist at Merrill Lynch. He received his B.S.I.E and M.B.A. degrees from Stanford University.

The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

PERFORMANCE INFORMATION--The bar chart and performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Class I shares of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Core Bond Index Fund's Class I shares from year to year.

[CORE BOND INDEX FUND BAR CHART]

1998                                                                              8.43%
1999                                                                             -2.88%
2000                                                                             11.43%
2001                                                                              8.51%
2002                                                                              9.69%
2003                                                                              3.59%

 Best Quarter          Worst Quarter
     4.88%                -1.52%
(3rd Qtr 2001)        (2nd Qtr 1999)

                               PERFORMANCE TABLES
                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                        SINCE
                                   1 YEAR   5 YEARS    INCEPTION*
                                   ------   -------   ----------
Core Bond Index Fund--Class I
 shares (Return before taxes)      3.59%     5.94%      6.93%*
 Return before taxes (after
   3/1/99)                         3.59%       N/A      6.56%
 Return after taxes on
   distributions                   1.75%       N/A      4.23%
 Return after taxes on
   distributions and sale of fund
   shares                          2.40%       N/A      4.14%
Lehman Brothers Aggregate Bond
 Index (Reflects no deductions
 for fees, expenses, or taxes)     4.11%     6.62%      7.51%

 *Class I shares of the Fund were offered beginning March 1, 1999. The information for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning June 2, 1997. After tax performance is provided for periods after the Fund's registration date--March 1, 1999.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

After-tax returns are shown for Class I shares only. After-tax returns for Class II shares will vary.

                                                    SINCE
                                         1 YEAR   INCEPTION*
                                         ------   ----------
Core Bond Index Fund--Class II shares    3.88%      6.86%
Lehman Brothers Aggregate Bond Index
 (Reflects no deduction for fees,
 expenses, or taxes)                     4.11%      7.04%

* Class II shares of the Fund were offered beginning April 5, 1999.

Note: Fund performance is expected to differ from the Fund's benchmark due to sampling techniques used in portfolio construction, fees, expenses and cash flows.

500 Stock Index Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth by approximating the performance of the S&P 500 Index.

PRINCIPAL INVESTMENT STRATEGIES--To seek to invest, under normal circumstances, at least 90% of its net assets in a portfolio that consists of the stocks in the S&P 500 Index, weighted to seek to replicate the investment characteristics and performance of the index.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to the general risks of investing in the stock market, and is expected to have about the same volatility and risk of loss as the S&P 500 Index.

INVESTMENT SUBADVISER--Mellon Capital, 595 Market Street, San Francisco, California 94105, seeks to match the performance of the S&P 500 Index, the Fund's benchmark. Mellon Capital uses a trading strategy that minimizes the impact of index additions and deletions while minimizing tracking error.

Mellon Capital employs a team approach to managing the Fund's portfolio. The members of the portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund. The management team for the Fund includes Susan Ellison, Richard Brown, and Karen Wong (the "Management Team"). The Management Team members play equal roles with respect to the management of the Fund and each has the authority to approve transactions for the Fund. There are no limits on the Management Team members' roles. In addition to the Management Team, one or more junior portfolio managers may be involved in the day-to-day management of the Fund. However, all of the junior portfolio managers' recommendations are subject to approval by the Management Team. A brief description of each management team member follows:

Susan M. Ellison is Head of Equity Portfolio Management Group and a Managing Director of Mellon Capital. She has direct oversight responsibility for all passively-managed U.S. and international equity portfolios managed by the Equity Portfolio Management Group. She has been with Mellon Capital since 1988 and was responsible for the development of Mellon Capital's strategic trading processes. She received her B.S. degree from San Francisco State University and is a member of AIMR and the Society of Investment Analysts of San Francisco.

Richard A. Brown is Head of Domestic and International Passive Equity Funds unit and a Director of Mellon Capital. He has been with Mellon Capital since 1995 and was responsible for the retirement and implementation of Mellon Capital's equity portfolio management process. He received his M.B.A. from California State University and is a member of AIMR and the Society of Investment Analysts of San Francisco.

Karen Q. Wong a Vice President of Mellon Capital and a Team Leader in the Domestic and International Passive Equity Funds unit. She has been with Mellon Capital since 2000. She received her M.B.A. from San Francisco State University and is a member of AIMR and the Society of Investment Analysts of San Francisco.

The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

PERFORMANCE INFORMATION--The bar chart and performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Class I shares of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the 500 Stock Index Fund's Class I shares from year to year.

[500 STOCK INDEX FUND BAR CHART]

1998                                                                             28.12%
1999                                                                             20.52%
2000                                                                             -9.61%
2001                                                                            -12.29%
2002                                                                            -22.39%
2003                                                                             27.98%

 Best Quarter         Worst Quarter
    21.18%               -17.35%
(4th Qtr 1998)        (3rd Qtr 2002)


                               PERFORMANCE TABLES
                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                          SINCE
                                   1 YEAR    5 YEARS    INCEPTION*
                                   -------   -------   ----------
500 Stock Index Fund--Class I
 shares (Return before taxes)       27.98%   -1.04%       5.30%*
 Return before taxes (after
   3/1/99)                          27.98%      N/A      -1.24%
 Return after taxes on
   distributions                    27.78%      N/A      -1.64%
 Return after taxes on
   distributions and sale of fund
   shares                           18.45%      N/A      -1.24%
S&P 500 Index (Reflects no
 deductions for fees, expenses,
 or taxes)                          28.70%   -0.57%       5.74%

*Class I shares of the Fund were offered beginning March 1, 1999. The information for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning June 2, 1997.

 After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.

 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements.

 After-tax returns are shown for Class I shares only. After-tax returns for Class II shares will vary.

                                                    SINCE
                                        1 YEAR    INCEPTION*
                                        -------   ----------
500 Stock Index Fund--Class II shares    28.24%     -1.99%
S&P 500 Index (Reflects no deductions
 for fees, expenses, or taxes)           28.70%     -2.18%

*Class II shares of the Fund were offered beginning April 5, 1999.

Note: Fund performance is expected to differ from the Fund's benchmark due to fees, expenses and cash flows.

Broad Market Index Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth by approximating the performance of the Dow Jones Wilshire 5000 Total Market Index.

PRINCIPAL INVESTMENT STRATEGIES--To invest, under normal circumstances, at least 90% of its net assets in a sampling of stocks that is selected and weighted to seek to result in investment characteristics comparable to those of the Dow Jones Wilshire 5000 Total Market Index and performance that correlates with the performance of that index. The Dow Jones Wilshire 5000 Total Market Index is an index of all publicly traded U.S. stocks.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to the general risks of investing in the stock market, and is expected to have the same volatility and risk of loss as the U.S. stock market as a whole. Additionally, the Dow Jones Wilshire 5000 Total Market Index includes small- and mid-capitalization companies whose stocks tend to have more price volatility and present greater risks of loss than those of larger companies.

INVESTMENT SUBADVISER--Mellon Capital, 595 Market Street, San Francisco, California 94105, seeks to match the performance of the Dow Jones Wilshire 5000 Total Market Index, the Fund's benchmark. Mellon Capital uses a trading strategy that seeks to minimize the impact of index additions and deletions while minimizing tracking error.

Mellon Capital employs a team approach to managing the Fund's portfolio. The members of the portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund. The management team for the Fund includes Susan Ellison, Richard Brown, and Karen Wong (the "Management Team"). The Management Team members play equal roles with respect to the management of the Fund and each has the authority to approve transactions for the Fund. There are no limits on the Management Team members' roles. In addition to the Management Team, one or more junior portfolio managers may be involved in the day-to-day management of the Fund. However, all of the junior portfolio managers' recommendations are subject to approval by the Management Team. A brief description of each management team member follows:

Susan M. Ellison is Head of Equity Portfolio Management Group and a Managing Director of Mellon Capital. She has direct oversight responsibility for all passively-managed U.S. and international equity portfolios managed by the Equity Portfolio Management Group. She has been with Mellon Capital since 1988 and was responsible for the development of Mellon Capital's strategic trading processes. She received her B.S. degree from San Francisco State University and is a member of AIMR and the Society of Investment Analysts of San Francisco.

Richard A. Brown is Head of Domestic and International Passive Equity Funds unit and a Director of Mellon Capital. He has been with Mellon Capital since 1995 and was responsible for the retirement and implementation of Mellon Capital's equity portfolio management process. He received his M.B.A. from California State University and is a member of AIMR and the Society of Investment Analysts of San Francisco.

Karen Q. Wong a Vice President of Mellon Capital and a Team Leader in the Domestic and International Passive Equity Funds unit. She has been with Mellon Capital since 2000. She received her M.B.A. from San Francisco State University and is a member of AIMR and the Society of Investment Analysts of San Francisco.

The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

PERFORMANCE INFORMATION--The bar chart and performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

For periods before March 1, 1999, when the Fund began, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the

Class I shares of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Broad Market Index Fund's Class I shares from year to year.

[BROAD MARKET INDEX FUND BAR CHART]

1995                                                                             35.09%
1996                                                                             20.75%
1997                                                                             30.82%
1998                                                                             22.65%
1999                                                                             23.43%
2000                                                                            -10.78%
2001                                                                            -11.87%
2002                                                                            -21.62%
2003                                                                             31.08%

 Best Quarter        Worst Quarter
    21.42%              -16.86%
(4th Qtr 1998)      (3rd Qtr 2002)


                               PERFORMANCE TABLES
                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                         SINCE
                                   1 YEAR    5 YEARS   INCEPTION*
                                   -------   -------   ----------
Broad Market Index Fund Class I
 shares (Return before taxes)       31.08%   -0.06%      10.86%*
 Return before taxes (after
   3/1/99)                          31.08%      N/A       0.05%
 Return after taxes on
   distributions                    30.90%      N/A      -0.57%
 Return after taxes on
   distributions and sale of fund
   shares                           20.43%      N/A      -0.21%
Dow Jones Wilshire 5000 Total
 Market Index
 (Reflects no deductions for
 fees, expenses, or taxes)          31.65%    0.42%      11.41%

*Class I shares of the Fund were offered beginning March 1, 1999. The information for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning October 1, 1994.

 After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.

 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. After-tax returns are shown for Class I shares only. After-tax returns for Class II shares will vary.

                                                 SINCE
                                     1 YEAR    INCEPTION*
                                     -------   ----------
Broad Market Index Fund Class II
 shares                               31.30%     -0.68%
Dow Jones Wilshire 5000 Total
 Market Index
 (Reflects no deductions for fees,
 expenses, or taxes)                  31.65%     -0.85%

*Class II shares of the Fund were offered beginning April 5, 1999.

Note: Fund performance is expected to differ from the Fund's benchmark due to sampling techniques used in portfolio construction, fees, expenses and cash flows.

Mid/Small Company Index Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth by approximating the performance of the Dow Jones Wilshire 4500 Completion Index.

PRINCIPAL INVESTMENT STRATEGIES--To invest, under normal circumstances, at least 90% of its net assets in a sampling of securities that is selected and weighted to seek to result in investment characteristics comparable to those of the Dow Jones Wilshire 4500 Completion Index and performance that correlates with the performance of that index. The Dow Jones Wilshire 4500 Completion Index is an index of small- and medium-capitalization companies.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to the general risks of investing in the stock market. In addition, the Dow Jones Wilshire 4500 Completion Index is composed entirely of small-and mid-capitalization companies, whose stocks tend to have greater price volatility and risk of loss than those of larger companies.

INVESTMENT SUBADVISER--Mellon Capital, 595 Market Street, San Francisco, California 94105, seeks to match the performance of the Dow Jones Wilshire 4500 Completion Index, the Fund's benchmark. Mellon Capital uses a trading strategy that seeks to minimize the impact of index additions and deletions while minimizing tracking error.

Mellon Capital employs a team approach to managing the Fund's portfolio. The members of the portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund. The management team for the Fund includes Susan Ellison, Richard Brown, and Karen Wong (the "Management Team"). The Management Team members play equal roles with respect to the management of the Fund and each has the authority to approve transactions for the Fund. There are no limits on the Management Team members' roles. In addition to the Management Team, one or more junior portfolio managers may be involved in the day-to-day management of the Fund. However, all of the junior portfolio managers' recommendations are subject to approval by the Management Team. A brief description of each management team member follows:

Susan M. Ellison is Head of Equity Portfolio Management Group and a Managing Director of Mellon Capital. She has direct oversight responsibility for all passively-managed U.S. and international equity portfolios managed by the Equity Portfolio Management Group. She has been with Mellon Capital since 1988 and was responsible for the development of Mellon Capital's strategic trading processes. She received her B.S. degree from San Francisco State University and is a member of AIMR and the Society of Investment Analysts of San Francisco.

Richard A. Brown is Head of Domestic and International Passive Equity Funds unit and a Director of Mellon Capital. He has been with Mellon Capital since 1995 and was responsible for the retirement and implementation of Mellon Capital's equity portfolio management process. He received his M.B.A. from California State University and is a member of AIMR and the Society of Investment Analysts of San Francisco.

Karen Q. Wong a Vice President of Mellon Capital and a Team Leader in the Domestic and International Passive Equity Funds unit. She has been with Mellon Capital since 2000. She received her M.B.A. from San Francisco State University and is a member of AIMR and the Society of Investment Analysts of San Francisco.

The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

PERFORMANCE INFORMATION--The bar chart and performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Class I shares of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Mid/Small Company Index Fund's Class I shares from year to year.

[MID/SMALL COMPANY INDEX FUND BAR CHART]

1998                                                                              7.28%
1999                                                                             33.08%
2000                                                                            -14.91%
2001                                                                             -9.90%
2002                                                                            -18.41%
2003                                                                             42.17%

 Best Quarter        Worst Quarter
    29.62%              -21.31%
(4th Qtr 1999)       (3rd Qtr 2001)


                               PERFORMANCE TABLES
                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                         SINCE
                                    1 YEAR   5 YEARS   INCEPTION*
                                    ------   -------   ----------
Mid/Small Company Index Fund Class
 I shares (Return before taxes)     42.17%    3.43%      6.37%*
 Return before taxes (after
   3/1/99)                          42.17%      N/A      4.77%
 Return after taxes on
   distributions                    42.07%      N/A      4.38%
 Return after taxes on
   distributions and sale of fund
   shares                           27.53%      N/A      3.90%
Dow Jones Wilshire 4500 Completion
 Index (Reflects no deductions for
 fees, expenses, or taxes)          43.85%    4.14%      7.24%

*Class I shares of the Fund were offered beginning March 1, 1999. The information for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning June 2, 1997. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.

 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements.

 After-tax returns are shown for Class I shares only. After-tax returns for Class II shares will vary.

                                                    SINCE
                                        1 YEAR    INCEPTION*
                                        ------   ----------
Mid/Small Company Index Fund Class II
 shares                                 42.53%     4.22%
Dow Jones Wilshire 4500 Completion
 Index (Reflects no deduction for
 fees, expenses, or taxes)              43.85%     4.39%

*Class II shares of the Fund were offered beginning April 5, 1999.

Note: Fund performance is expected to differ from the Fund's benchmark due to sampling techniques used in portfolio construction, fees, expenses and cash flows.

Overseas Equity Index Fund

INVESTMENT OBJECTIVE--To offer long-term capital growth and diversification by approximating the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Free Index.

PRINCIPAL INVESTMENT STRATEGIES--To invest, under normal circumstances, at least 90% of its net assets in a sampling of securities that is selected and weighted to seek to result in investment characteristics comparable to those of the MSCI EAFE Free Index and performance that correlates with the performance of that index.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to the general risks of investing in the stock market. In addition, the Fund is subject to the special risks of international investing. These include risks resulting from: accounting and financial reporting standards that may differ from those used in the U.S.; less supervision of stock exchanges and broker-dealers than in the U.S.; the risk of foreign currency values changing relative to the U.S. dollar; higher transaction costs of non-U.S. markets; and the risk that political events or financial problems will weaken a particular country's economy. Also, the Fund may invest in less-developed countries where these risks can be more substantial.

INVESTMENT SUBADVISER--Mellon Capital, 595 Market Street, San Francisco, California 94105, seeks to match the performance of the MSCI EAFE Free Index, the Fund's benchmark. Mellon Capital uses a trading strategy that seeks to minimize the impact of index additions and deletions while minimizing tracking error.

Mellon Capital employs a team approach to managing the Fund's portfolio. The members of the portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund. The management team for the Fund includes Susan Ellison, Richard Brown, and Karen Wong (the "Management Team"). The Management Team members play equal roles with respect to the management of the Fund and each has the authority to approve transactions for the Fund. There are no limits on the Management Team members' roles. In addition to the Management Team, one or more junior portfolio managers may be involved in the day-to-day management of the Fund. However, all of the junior portfolio managers' recommendations are subject to approval by the Management Team. A brief description of each management team member follows:

Susan M. Ellison is Head of Equity Portfolio Management Group and a Managing Director of Mellon Capital. She has direct oversight responsibility for all passively-managed U.S. and international equity portfolios managed by the Equity Portfolio Management Group. She has been with Mellon Capital since 1988 and was responsible for the development of Mellon Capital's strategic trading processes. She received her B.S. degree from San Francisco State University and is a member of AIMR and the Society of Investment Analysts of San Francisco.

Richard A. Brown is Head of Domestic and International Passive Equity Funds unit and a Director of Mellon Capital. He has been with Mellon Capital since 1995 and was responsible for the retirement and implementation of Mellon Capital's equity portfolio management process. He received his M.B.A. from California State University and is a member of AIMR and the Society of Investment Analysts of San Francisco.

Karen Q. Wong a Vice President of Mellon Capital and a Team Leader in the Domestic and International Passive Equity Funds unit. She has been with Mellon Capital since 2000. She received her M.B.A. from San Francisco State University and is a member of AIMR and the Society of Investment Analysts of San Francisco.

The Fund's SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

PERFORMANCE INFORMATION--The bar chart and performance tables below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

For periods before March 1, 1999, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Class I shares of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Overseas Equity Index Fund's Class I shares from year to year.

[OVERSEAS EQUITY INDEX FUND BAR CHART]

1998                                                                             19.79%
1999                                                                             26.25%
2000                                                                            -15.21%
2001                                                                            -21.77%
2002                                                                            -16.73%
2003                                                                             37.75%

 Best Quarter        Worst Quarter
    20.05%              -19.92%
(4th Qtr 1998)       (3rd Qtr 2002)


                               PERFORMANCE TABLES
                         (AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                         SINCE
                                    1 YEAR   5 YEARS   INCEPTION*
                                    ------   -------   ----------
Overseas Equity Index Fund Class I
 shares (Return before taxes)       37.75%   -0.80%       1.43%*
 Return before taxes (after
   3/1/99)                          37.75%      N/A      -0.22%
 Return after taxes on
   distributions                    38.18%      N/A      -0.81%
 Return after taxes on
   distributions and sale of fund
   shares                           25.57%      N/A      -0.39%
MSCI EAFE Free Index (Reflects no
 deductions for fees, expenses, or
 taxes)                             39.15%    0.22%       2.48%

*Class I shares of the Fund were offered beginning March 1, 1999. The information for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning June 2, 1997. After-tax performance is provided for periods after the Fund's registration date--March 1, 1999.

 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements.

 After-tax returns are shown for Class I shares only. After-tax returns for Class II shares will vary.

                                                  SINCE
                                       1 YEAR   INCEPTION*
                                       ------   ----------
Overseas Equity Index Fund Class II
 shares                                37.85%     -0.97%
MSCI EAFE Free Index (Reflects no
 deductions for fees, expenses, or
 taxes)                                39.15%     -0.05%

*Class II shares of the Fund were offered beginning April 5, 1999.

Note: Fund performance is expected to differ from the Fund's benchmark due to sampling techniques used in portfolio construction, fees, expenses, and cash flows.

THE MODEL PORTFOLIO FUNDS
--------------------------------------------------------------------------------

As a group, the Model Portfolio Savings Oriented, Model Portfolio Conservative Growth, Model Portfolio Traditional Growth, Model Portfolio Long-Term Growth and Model Portfolio All-Equity Growth Funds are known as the Model Portfolio Funds. Each of these Funds invests in certain other Vantagepoint Funds rather than investing directly in a portfolio of securities. Each Model Portfolio Fund has a different degree of potential risk and reward and is diversified among various Vantagepoint Funds in differing allocations. Each Model Portfolio Fund follows the basic strategies described below.

ASSET ALLOCATION--The allocation of each Model Portfolio Fund among underlying Vantagepoint Funds and the asset classes they represent has been established by VIA, the investment adviser to each Fund.

CHANGES TO THE UNDERLYING FUNDS--Any changes made in the underlying Funds, such as changes in investment objectives, may affect the performance of the Model Portfolio Funds that invest in the underlying Funds. VIA may alter the asset or underlying fund-level allocation of a Model Portfolio Fund at its discretion under the supervision of the Board of Directors.

REBALANCING--If one component of a particular Model Portfolio Fund outperforms another component over any given time period, the Model Portfolio Fund will become "out of balance." For example, if the stock component of a Model Portfolio Fund outperforms the bond portion, the allocation of the stock portion will increase beyond the predetermined allocation. A material change in the predetermined allocation could affect both the level of risk and the potential for gain or loss.

VIA monitors the performance and underlying Fund allocation of each Model Portfolio Fund. From time to time, it will be necessary to transfer assets from one underlying Fund to another in order to rebalance any or all of the Model Portfolio Funds.

INVESTMENT RISKS--The proportionate amount invested by a Model Portfolio Fund in each underlying Fund is exposed to the same risks as that underlying Fund. For example, the portion of a Model Portfolio Fund that is invested in the Vantagepoint Growth & Income Fund bears the risks of an investment in that Fund. Please refer to the descriptions of the underlying Funds for a discussion of those risks.

[INSERT INFORMATION RE: PORTFOLIO MANAGERS PRIMARILY RESPONSIBLE FOR DAY-TO-DAY MANAGEMENT OF THE MODEL PORTFOLIOS]

The Model Portfolio Funds and their investment objectives, strategies, risks and performance history are as follows:

Model Portfolio Savings Oriented Fund

INVESTMENT OBJECTIVE--To offer capital preservation, reasonable current income, and some capital growth while seeking to limit risk.

PRINCIPAL INVESTMENT STRATEGIES--To seek to invest 75% of the Fund's assets in fixed income funds and 25% of the Fund's assets in stock funds by investing in the following Vantagepoint Funds in the target percentages indicated:

Short-Term Bond Fund                      35%
Core Bond Index Fund                      30%
US Government Securities Fund             10%
Equity Income Fund                        10%
Growth & Income Fund                      10%
International Fund                         5%

While the principal objective of the Model Portfolio Fund is income and preservation of principal, exposure to U.S. Treasury and agency securities will cause its NAV to fluctuate in response to changes in interest rates. The Model Portfolio Fund's exposure to stocks is intended to provide slightly better protection against inflation than would a fund consisting only of stable value and fixed income securities; however, as with all mutual funds, the NAV of the Model Portfolio Fund will fluctuate.

SUITABILITY FOR INVESTORS--The Model Portfolio Savings Oriented Fund may be appropriate if you are seeking to preserve principal with some opportunity for inflation protection and growth. The Model Portfolio Fund may be suitable if you have a low tolerance for price fluctuations or you wish to invest for the short term.
PRINCIPAL INVESTMENT RISKS--The Fund is subject to interest rate and credit risks, and, to a lesser extent, the general risks of investing in the domestic and international stock markets.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

For periods before December 4, 2000, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Model Portfolio Savings Oriented Fund from year to year:

[SAVINGS ORIENTED FUND BAR CHART]

1996                                                                              8.75%
1997                                                                             11.70%
1998                                                                              9.18%
1999                                                                              4.92%
2000                                                                              6.43%
2001                                                                              2.81%
2002                                                                             -1.38%
2003                                                                              9.93%

 Best Quarter          Worst Quarter
     5.24%                -3.38%
(2nd Qtr 2003)        (3rd Qtr 2002)

                               PERFORMANCE TABLE
                         (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2003)

                                                         SINCE
                                    1 YEAR   5 YEARS    INCEPTION*
                                    ------   -------   ----------
Model Portfolio Savings Oriented
 Fund (Return before taxes)          9.93%    4.47%      7.01%*
 Return before taxes (after
   12/4/2000)                        9.93%      N/A      4.08%
 Return after taxes on
   distributions                     9.07%      N/A      2.22%
 Return after taxes on
   distributions and sale of fund
   shares                            6.50%      N/A      2.42%
Custom Benchmark (Reflects no
 deductions for fees, expenses, or
 taxes)**                            8.79%    3.26%      6.27%
30-Day U.S. Treasury Bill
 (Reflects no deductible for fees,
 expenses, or taxes)                 1.02%    3.40%      4.20%
Lehman Brothers Aggregate Bond
 Index (Reflects no deductions for
 fees, expenses, or taxes)           4.11%    6.62%      6.80%
Wilshire 5000 Total Market Index
 (Reflects no deductions for fees,
 expenses, or taxes)                31.65%    0.42%     11.36%
MSCI EAFE Index (Reflects no
 deductions for fees, expenses, or
 taxes)                             39.16%    0.26%      4.51%

 *Shares of the Fund were offered beginning December 4, 2000. The information for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning February 9, 1995. After-tax performance is provided for periods after the Fund's registration date--December 4, 2000.

**65% 30-Day U.S. Treasury Bill Index/10% Lehman Brothers Aggregate Bond
  Index/20% Wilshire 5000 Total Market Index/5% MSCI EAFE Index.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Model Portfolio Conservative Growth Fund

INVESTMENT OBJECTIVE--To offer reasonable current income and capital preservation, with modest potential for capital growth.

PRINCIPAL INVESTMENT STRATEGIES--To seek to invest 60% of the Fund's assets in fixed income funds and 40% of the Fund's assets in stock funds by investing in the following Vantagepoint Funds in the target percentages indicated:

Short-Term Bond Fund                      30%
Core Bond Index Fund                      30%
Equity Income Fund                        10%
Growth & Income Fund                      10%
Growth Fund                                8%
Aggressive Opportunities Fund              5%
International Fund                         7%

This Model Portfolio Fund has a moderately conservative asset allocation favoring current income enhanced with the potential for growth. It seeks to accomplish this by distributing assets between Funds investing in fixed-income investments (60%), and equities (40%), which provide the potential for greater growth.

The assets are further diversified within these two main asset categories. Within the fixed income allocation, the Short-Term Bond Fund and the Core Bond Index Fund complement each other by seeking to provide stable returns, consistent income, and broad access to the bond market. This combination offers the potential for a higher yield.

The equity allocation is diversified among Funds that invest in large-, medium- and small-company stocks in both the U.S. and abroad. The Equity Income Fund focuses on larger dividend-paying U.S. common stocks. The Growth & Income, Growth and Aggressive Opportunities Funds add the potential for growth in the stock portion of the Model Portfolio Fund. International equity exposure through investment in the International Fund adds diversification to the Model Portfolio Fund and may provide the potential for additional growth.

SUITABILITY FOR INVESTORS--The Model Portfolio Conservative Growth Fund may be a suitable investment if you seek a fairly predictable current income but also desire the opportunity for higher returns without high volatility. Although less than half the Model Portfolio Fund is invested in stocks, you should be willing to accept short-term fluctuations or possible losses in the value of your investment. This Model Portfolio Fund could be appropriate if you intend to invest for the intermediate term.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to interest rate and credit risks, and, to a lesser extent, the general risks of investing in the domestic and international stock markets.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

For periods before December 4, 2000, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Model Portfolio Conservative Growth Fund from year to year:

[CONSERVATIVE GROWTH FUND BAR CHART]

1997                                                                             14.97%
1998                                                                             11.82%
1999                                                                              8.88%
2000                                                                              4.70%
2001                                                                              0.09%
2002                                                                             -6.66%
2003                                                                             14.64%

 Best Quarter          Worst Quarter
     8.61%                -6.27%
(4th Qtr 1998)        (3rd Qtr 2002)

                               PERFORMANCE TABLE
                         (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2004)

                                                       SINCE
                                 1 YEAR    5 YEARS   INCEPTION*
                                 -------   -------   ----------
Model Portfolio Conservative
 Growth Fund (Return before
 taxes)                           14.64%    4.07%         7.06%*
 Return before taxes (after
   12/4/2000)                     14.64%      N/A         2.88%
 Return after taxes on
   distributions                  13.90%      N/A         0.93%
 Return after taxes on
   distributions and sale of
   fund shares                     9.56%      N/A         1.35%
Custom Benchmark (Reflects no
 deductions for fees, expenses,
 or taxes)**                      13.25%    2.90%         2.64%
30-Day U.S. Treasury Bill
 (Reflects no deductions for
 fees, expenses, or taxes)         1.02%    3.40%         3.34%
Lehman Brothers Aggregate Bond
 Index (Reflects no deductions
 for fees, expenses, or taxes)     4.11%    6.62%         7.10%
Wilshire 5000 Total Market
 Index (Reflects no deductions
 for fees, expenses, or taxes)    31.65%    0.42%        -0.34%
MSCI EAFE Index (Reflects no
 deductions for fees, expenses,
 or taxes)                        39.16%    0.26%        -0.03%

 *Shares of the Fund were offered beginning December 4, 2000. The information for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning April 1, 1996. After-tax performance is provided for periods after the Fund's registration date--December 4, 2000.

**50% 30-Day U.S. Treasury Bill Index/10% Lehman Brothers Aggregate Bond
  Index/35% Wilshire 5000 Index/5% MSCI EAFE Index.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Model Portfolio Traditional Growth Fund

INVESTMENT OBJECTIVE--To offer moderate capital growth and reasonable current income.

PRINCIPAL INVESTMENT STRATEGIES--To seek to invest 40% of the Fund's assets in fixed income funds and 60% of the Fund's assets in stock funds by investing in the following Vantagepoint Funds in the target percentages indicated:

Short-Term Bond Fund                      20%
Core Bond Index Fund                      20%
Equity Income Fund                        10%
Growth & Income Fund                      15%
Growth Fund                               15%
Aggressive Opportunities Fund             10%
International Fund                        10%

The Model Portfolio Traditional Growth Fund's asset allocation is based on the traditional definition of a balanced portfolio, with 60% allocated to stocks and 40% to fixed income. This asset mix seeks to provide the benefit of the higher, long term returns expected from stocks while the income generated by fixed income securities seeks to dampen Model Portfolio Fund volatility.

The equity allocation is diversified among Funds that invest in large-, medium-, and small-company stocks in both the U.S. and abroad. The 25% invested in the Equity Income and Growth & Income Funds provides exposure to less volatile investments in larger capitalization U.S. corporations. The remaining 25% U.S. stock position is allocated to more aggressive investments including the Growth Fund, which emphasizes growing companies of all sizes and the Aggressive Opportunities Fund, which invests in small- and medium-capitalization companies. The International Fund adds a final level of diversification and opportunity for growth in principal.

The fixed income portion of the Fund allocated to the Core Bond Index Fund may provide a higher yield and broad access to the bond market, but includes more potential for volatility and loss.

SUITABILITY FOR INVESTORS--With more than half of the fund invested in stocks, including growth stocks, a moderate level of volatility should be expected. This Model Portfolio Fund may be suitable if you wish to participate in the returns expected from stocks but also want to seek to maintain the lower volatility. This Fund could be appropriate if you intend to invest for the intermediate or longer term.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to the general risks of investing in the domestic and international stock markets and, to a lesser extent, interest rate and credit risks.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

For periods before December 4, 2000, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Model Portfolio Traditional Growth Fund from year to year:

[TRADITIONAL GROWTH FUND CHART]

1997                                                                             17.76%
1998                                                                             14.10%
1999                                                                             15.17%
2000                                                                              2.47%
2001                                                                             -3.62%
2002                                                                            -12.64%
2003                                                                             20.68%

 Best Quarter          Worst Quarter
    13.11%                -10.40%
(4th Qtr 1998)        (3rd Qtr 2001)

                               PERFORMANCE TABLE
                         (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2003)

                                                         SINCE
                                    1 YEAR   5 YEARS   INCEPTION*
                                    ------   -------   ----------
Model Portfolio Traditional Growth
 Fund
 (Return before taxes)              20.68%    3.70%      7.64%*
 Return before taxes (after
   12/4/2000)                       20.68%      N/A      1.32%
 Return after taxes on
   distributions                    20.15%      N/A     -0.59%
 Return after taxes on
   distributions and sale of fund
   shares                           13.52%      N/A      0.09%
Custom Benchmark (Reflects no
 deductions for fees, expenses, or
 taxes)**                           19.74%    2.31%      1.93%
30-Day U.S. Treasury Bill
 (Reflects no deductions for fees,
 expenses, or taxes)                 1.02%    3.40%      3.34%
Lehman Brothers Aggregate Bond
 Index (Reflects no deductions for
 fees, expenses, or taxes)           4.11%    6.62%      7.10%
Wilshire 5000 Total Market Index
 (Reflects no deductions for fees,
 expenses, or taxes)                31.65%    0.42%     -0.34%
MSCI EAFE Index
 (Reflects no deductions for fees,
 expenses, or taxes)                39.16%    0.26%     -0.03%

 *Shares of the Fund were offered beginning December 4, 2000. The information for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning April 1, 1996. After-tax performance is provided for periods after the Fund's registration date--December 4, 2000.

**30% 30-Day U.S. Treasury Bill Index/10% Lehman Aggregate Bond Index/50%
  Wilshire 5000 Total Market Index/10% MSCI EAFE Index.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Model Portfolio Long-Term Growth Fund

INVESTMENT OBJECTIVE--To offer high long-term capital growth and modest current income.

PRINCIPAL INVESTMENT STRATEGIES--To seek to invest 20% of the Fund's assets in fixed income funds and 80% of the Fund's assets in stock funds by investing in the following Vantagepoint Funds in the target percentages indicated:

Core Bond Index Fund                      20%
Equity Income Fund                        13%
Growth & Income Fund                      20%
Growth Fund                               20%
Aggressive Opportunities Fund             15%
International Fund                        12%

The Model Portfolio Fund has an 80% allocation to underlying Funds that invest primarily in stocks. This allocation can result in considerable growth in capital, but also involves risk of loss in the event of adverse market conditions.

Within the allocation to Funds that invest in stocks, assets are divided among six underlying Funds: the Equity Income Fund, which focuses on large dividend-paying stocks; the Growth & Income Fund, which seeks growth and current income; the Growth Fund, which emphasizes growth companies; the Aggressive Opportunities Fund, which invests primarily in small- to medium-capitalization companies; and the International Fund which further diversify the Fund's investment exposure.

The 20% fixed income portion of the Model Portfolio Fund is allocated to the Core Bond Index Fund, which adds yield and potentially reduces the impact of short-term price volatility from the portion of the Fund allocated to stock funds. It also offers the Fund an opportunity to participate in changes in interest rates through investment in high-quality bonds.

SUITABILITY FOR INVESTORS--The sizable allocation to stocks and the emphasis on growth stocks mean this Model Portfolio Fund should be considered an aggressive investment. It may be suitable if you intend to invest for the long term (10 years or more), are seeking to maximize principal growth, and are willing to accept losses, which may be substantial, with the expectation that short-term losses may be recovered over longer investment periods.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to the general risks of investing in the domestic and international stock markets and to a lesser extent, interest rate and credit risks.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

For periods before December 4, 2000, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

This bar chart shows changes in the performance of the Model Portfolio Long-Term Growth Fund from year to year:

[LONG-TERM GROWTH FUND CHART]

1997                                                                             17.28%
1998                                                                             14.86%
1999                                                                             28.53%
2000                                                                             -0.86%
2001                                                                             -7.15%
2002                                                                            -18.01%
2003                                                                             27.21%

 Best Quarter          Worst Quarter
    20.10%                -14.27%
(4th Qtr 1999)        (3rd Qtr 2001)

                               PERFORMANCE TABLE
                         (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2003)

                                                         SINCE
                                    1 YEAR   5 YEARS   INCEPTION*
                                    ------   -------   ----------
Model Portfolio Long-Term Growth
 Fund (Return before taxes)         27.21%    4.30%       8.28%*
 Return before taxes (after
   12/4/2000)                       27.21%      N/A      -0.01%
 Return after taxes on
   distributions                    26.83%      N/A      -1.90%
 Return after taxes on
   distributions and sale of fund
   shares                           17.79%      N/A      -0.99%
Custom Benchmark (Reflects no
 deductions for fees, expenses, or
 taxes)**                           26.90%    1.93%       1.49%
Lehman Brothers Aggregate Bond
 Index (Reflects no deductions for
 fees, expenses, or taxes)           4.11%    6.62%       7.10%
Wilshire 5000 Total Market Index
 (Reflects no deductions for fees,
 expenses, or taxes)                31.65%    0.42%      -0.34%
MSCI EAFE Index (Reflects no
 deductions for fees, expenses, or
 taxes)                             39.16%    0.26%      -0.03%

 *Shares of the Fund were offered beginning December 4, 2000. The information shown for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning April 1, 1996. After-tax performance is provided for periods after the Fund's registration date--December 4, 2000.

**20% Lehman Brothers Aggregate Bond Index/65% Wilshire 5000 Total Market
  Index/15% MSCI EAFE Index.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

Model Portfolio All-Equity Growth Fund

INVESTMENT OBJECTIVE--To offer high long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES--To invest, under normal circumstances, 100% in stock funds by investing in the following Vantagepoint Funds whose assets are invested, under normal circumstances, at least 80% in equity securities, in the target percentages indicated:

Equity Income Fund                        15%
Growth & Income Fund                      20%
Growth Fund                               30%
Aggressive Opportunities Fund             20%
International Fund                        15%

The Model Portfolio All-Equity Growth Fund has a 100% allocation to underlying Funds that invest, under normal circumstances, at least 80% of their assets in equity securities. This high allocation can result in considerable growth in capital, but also involves risk of loss in the event of adverse developments. This Fund can be expected to have a degree of volatility similar to the stock market.

The Model Portfolio All-Equity Growth Fund's assets are allocated among five Funds that invest in large-, medium-, and small-company stocks in both the U.S. and abroad: the Equity Income Fund, which focuses on large dividend-paying stocks; the Growth & Income Fund, which seeks growth and current income; the Growth Fund, which emphasizes growth companies; the Aggressive Opportunities Fund, which invests primarily in small- to medium-capitalization companies; and the International Fund, which invests primarily in common stocks of companies domiciled outside the U.S. and serves to further diversify the Fund.

SUITABILITY FOR INVESTORS--The 100% allocation to stocks and the inclusion of higher risk strategies mean this Model Portfolio Fund should be considered an aggressive investment. It may be suitable if you are an aggressive investor seeking capital appreciation, intend to invest for the long term (10 years or more), are seeking to maximize principal growth without regard to current income, and are willing to accept losses, which may be substantial, in the expectation that short-term losses may be recovered over longer investment periods.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to the general risks of investing in the domestic and international stock markets. Additionally, the Fund's investment in growth stock funds may expose it to greater price volatility over the short term.

PERFORMANCE INFORMATION--The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

For periods before December 4, 2000 when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund's adviser. This past performance was adjusted at the Fund's inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund's performance may have been lower.

[ALL EQUITY GROWTH FUND CHART]

2001                                                                            -11.13%
2002                                                                            -24.07%
2003                                                                             33.26%

  Best Quarter           Worst Quarter
     18.63%                 -18.85%
 (2nd Qtr 2003)          (3rd Qtr 2001)

                               PERFORMANCE TABLE
                         (AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2003)

                                             SINCE
                                 1 YEAR    INCEPTION*
                                 ------   ------------
Model Portfolio All-Equity
 Growth Fund (Return before
 taxes)                          33.26%     -4.66%*
 Return before taxes (after
   12/4/2000)                    33.26%      -2.30%
 Return after taxes
   on distributions              33.19%      -3.93%
 Return after taxes and
   distributions and sale of
   fund shares                   21.72%      -2.78%
 Custom Benchmark (Reflects no
   deductions for fees,
   expenses, or taxes)**         33.17%      -4.98%
 Wilshire 5000 Total Market
   Index (Reflects no
   deductions for fees,
   expenses, or taxes)           31.65%      -5.50%
 MSCI EAFE Index (Reflects no
   deductions for fees,
   expenses, or taxes)           39.16%      -3.17%

 *Shares of the Fund were offered beginning December 4, 2000. The information for prior periods represents performance of the Fund's predecessor commingled fund which was offered beginning October 1, 2000. After-tax performance is provided for periods after the Fund's registration date -- December 4, 2000.

**80% Wilshire 5000 Total Market Index/20% MSCI EAFE Index.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund's normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund's after-tax returns would be lower.

THE MILESTONE FUNDS
--------------------------------------------------------------------------------

As a group, the Milestone Retirement Income Fund, Milestone 2010 Fund, Milestone 2015 Fund, Milestone 2020 Fund, Milestone 2025 Fund, Milestone 2030 Fund, Milestone 2035 Fund and Milestone 2040 Fund are known as the Milestone Funds. The Milestone Funds are designed to provide investors with assistance in building an investment program for retirement assets that offers asset allocation, fund selection, and rebalancing through a single fund. Each Fund invests in a professionally selected combination of equity and fixed income Funds that is believed to be appropriate given the time remaining until retirement. Each of these Funds invests in certain other Vantagepoint Funds rather than investing directly in a portfolio of securities. Each Milestone Fund has a different degree of potential risk and reward and is diversified among various Vantagepoint Funds in differing allocations. Each Milestone Fund follows the basic strategies described below.

Seven of the eight Milestone Funds are designed for investors who expect to retire in or around the year designated in the Fund's name. For example, the Milestone 2020 Fund is designed for investors who expect to retire in or within a few years of the year 2020. These "dated" Funds are designed to "age" such that each Fund's asset allocation becomes more conservative as the designated year approaches. In this way, overall risk reduction is sought as the time remaining until retirement becomes shorter.

The Milestone Retirement Income Fund is designed for investors very close to or currently in retirement. This Fund maintains a consistent asset allocation of approximately 30% in equity Funds and 70% in fixed income Funds. When the target asset allocation of a "dated" fund matches the Retirement Income Fund's target asset allocation, it is expected that its assets will be merged with the assets of the Milestone Retirement Income Fund within approximately one year.

INVESTMENT RISKS--The proportionate amount invested by a Milestone Fund in each underlying Fund is exposed to the same risks as that underlying Fund. For example, the portion of a Milestone Fund that is invested in the Vantagepoint Growth & Income Fund bears the risks of an investment in that fund. Please refer to the descriptions of the underlying funds for a discussion of those risks.

ASSET ALLOCATION--The allocation of each Milestone Fund among underlying Vantagepoint Funds and the asset classes they represent has been established by VIA, the investment adviser to each Fund. Each Fund's equity allocation may consist of both domestic and foreign equity Funds. Each Fund's fixed income allocation will consist of at least one bond fund and may also include one or more short-duration bond funds for more conservative allocations.

VIA will adjust the asset allocation of each "dated" Milestone Fund to become more conservative as the designated year approaches. This reflects the importance of reducing investment risk as investors approach retirement. VIA has developed the following projected "aging" path to illustrate how the equity allocations of the dated Funds are expected to decline over time.

                 ALL "DATED" FUNDS FOLLOW THE SAME AGING PATH,
                           REGARDLESS OF TARGET YEAR.

[LINE GRAPH}

                                                                            EQUITY EXPOSURE
                                                                            ---------------
35                                                                               90.0%
30                                                                               90.0%
25                                                                               85.0%
20                                                                               80.0%
15                                                                               72.5%
10                                                                               65.0%
5                                                                                50.0%
Retirement                                                                       30.0%
-5                                                                               30.0%

By approximately June 30 of the year designated in each dated Fund's name, VIA expects to have reduced each Fund's equity allocation to approximately 30% and increased its fixed income allocation to approximately 70%.

The asset allocation of any Milestone Fund may differ from this chart for a variety of reasons. The most common reason is performance differences between a Fund's equity allocation and its fixed income allocation. For example, the chart above indicates that when a Milestone Fund is 10 years away from its target date, 65% of assets are expected to be invested in equity Funds and 35% are expected to be invested in fixed income Funds. If the weighted average return of its equity Fund holdings is 10% and the weighted average return of its fixed income holdings is 5%, the Fund's equity allocation will rise to 66% and its fixed income allocation will fall to 34%. If deviations from the allocations suggested by the chart are permitted to persist over long periods, the risk of a given Fund may differ from that suggested by the chart above. Therefore, VIA monitors the Funds' asset allocations on a daily basis and periodically will execute transactions as necessary to return Funds to or close to the asset allocations indicated by the chart, taking into account both the cost and benefit of such transactions.

Additionally, VIA may alter the amount allocated to the equity and fixed income asset classes of any Milestone Fund at its discretion. However, target allocations of the broad based asset classes are expected to be substantially similar to the "aging" path and any significant deviations would only be temporary.

UNDERLYING FUND SELECTION--VIA selects equity and fixed income Funds to fulfill the asset class allocations of each Milestone Fund. Initial Fund-level allocations are discussed in the following sections describing each Fund. In selecting Funds to fulfill asset class allocations, VIA will choose from the following candidate Vantagepoint Funds:

EQUITY FUNDS
-----------------------------------------------------
US Equity       Vantagepoint Equity Income Fund
                Vantagepoint 500 Stock Index Fund
                Vantagepoint Growth & Income Fund
                Vantagepoint Broad Market Index Fund
                Vantagepoint Growth Fund
                Vantagepoint Mid/Small Company Index
                  Fund
                Vantagepoint Aggressive Opportunities
                  Fund
Foreign Equity  Vantagepoint Overseas Equity Index
                  Fund
                Vantagepoint International Fund

FIXED INCOME FUNDS
-----------------------------------------------------
US Bond         Vantagepoint US Government Securities
                  Fund
                Vantagepoint Core Bond Index Fund
                Vantagepoint Short-Term Bond Fund

VIA may, at its discretion, add additional Funds to the above-listed set of candidate Funds.

CHANGES TO THE UNDERLYING FUNDS--Any changes made in the underlying Funds, such as changes in investment objectives, may affect the performance of the Milestone Funds that invest in the underlying Funds. VIA may alter the asset or fund-level allocation of a Milestone Fund at its discretion under the supervision of the Board of Directors.

VIA will alter the underlying Fund allocations of the dated Milestone Funds as time elapses towards the target year designated in the Fund's name. VIA can make changes by increasing or reducing the allocation to an underlying Fund, by removing underlying Funds, or by adding new underlying Funds from the candidate list. Additionally, VIA may also make discretionary changes to the underlying Fund allocations for reasons other than the passage of time. Reasons for discretionary changes to underlying Fund allocations include changes to the underlying Funds, such as a change in investment objective or investment strategy and VIA's assessments of market conditions and relative valuation.

VIA monitors the performance and underlying Fund allocation of each Milestone Fund. From time to time, it will be necessary to transfer assets from one underlying Fund to another in order to rebalance Fund asset allocations.

REACHING THE TARGET DATE--Within approximately one year of each dated Fund reaching June 30 of the year designated in its name, the Vantagepoint Funds' Board of Directors may approve combining the dated Fund with the Milestone Retirement Income Fund. The Board of Directors will grant such approval if it determines the combination to be in the best interests of shareholders. The Fund's shareholders would then become shareholders of the Milestone Retirement Income Fund. Shareholders will be provided with additional information at that time, including information pertaining to any tax consequences of the combination for shareholders that are not investing in the Milestone Funds through a tax-advantaged retirement account.

Who should invest in the Milestone Funds?

In general, the Milestone Funds have been designed for investors who prefer to delegate most investment management tasks--such as portfolio construction, periodic rebalancing, and risk reduction as the anticipated year of retirement approaches--to investment professionals.

Which Milestone Fund is right for me?

The primary factor you should consider in selecting a Milestone Fund is the year in which you plan to retire and/or begin withdrawing assets. The Funds have been designed on the assumption that investors will begin withdrawing assets in the "target" year of the selected Fund. If the year in which you plan to retire and the year in which you plan to begin withdrawing are significantly different (as it often is, for example, for public safety employees), you should take that into consideration when making your Fund selection decision.

You should also consider your personal financial circumstances, additional sources of retirement income, and tolerance for risk when selecting a Milestone Fund. You can lose money in any of the Milestone Funds, including the Milestone Retirement Income Fund. Choosing a Fund with an earlier "target" date than your anticipated retirement/withdrawal date is a more conservative investment decision, while choosing a Fund with a later target date is a more aggressive investment decision. If you are highly risk-averse or cannot tolerate even small losses, you may wish to select an investment option that seeks a higher degree of capital preservation than the Milestone Funds.

THE MILESTONE FUNDS SHOULD NOT BE CONSIDERED A COMPLETE SOLUTION FOR ALL OF YOUR RETIREMENT SAVINGS NEEDS. SELECTING A MILESTONE FUND DOES NOT GUARANTEE THAT YOU WILL ACHIEVE ADEQUATE SAVINGS FOR RETIREMENT.

[INSERT INFORMATION RE: PORTFOLIO MANAGERS PRIMARILY RESPONSIBLE FOR DAY-TO-DAY MANAGEMENT OF MILESTONE FUNDS.]

More information about the Milestone Funds and their investment objectives follows:

Milestone Retirement Income Fund

INVESTMENT OBJECTIVE--To seek to offer current income and opportunities for capital growth that have limited risk.

PRINCIPAL INVESTMENT STRATEGIES--To invest 70% of the Fund's assets in fixed income funds and 30% of the Fund's assets in equity funds by investing in the following Vantagepoint Funds in the approximate target percentages indicated:

FIXED INCOME                           TARGET
------------                           ------
Short-Term Bond Fund                     35%
Core Bond Index Fund                     35%

EQUITY
------
Equity Income Fund                       10%
Growth & Income Fund                     15%
International Fund                        5%

The underlying Funds' fixed income holdings consist mainly of a diversified mix of U.S. government, U.S. agency, and investment-grade corporate bonds of varying maturities. Additionally, approximately one-third of total Fund assets are invested in the Vantagepoint Short-Term Bond Fund, which seeks a high level of total return that is consistent with the preservation of capital. The Vantagepoint Short-Term Bond Fund has been included in an effort to seek to reduce the overall volatility of the Milestone Retirement Income Funds's share price.

The underlying Funds' equity holdings consist mainly of large-capitalization U.S. stocks and larger-capitalization stocks of developed countries.

VIA may, at its discretion, vary the allocations to the underlying Funds so that actual fund allocations may be more than or less than noted above. VIA may also use other Vantagepoint Funds from the list of candidate funds to fulfill the asset class allocations.

SUITABILITY FOR INVESTORS--The Milestone Retirement Income Fund may be appropriate for you if you are very close to retirement or are already in retirement.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to the risks of changing interest rates which will cause the income and value of shares in the Fund to fluctuate; credit risk which is the possibility that the issuer of a debt security will default; and asset allocation risk which is the chance that the selection of the underlying Funds and the allocation of Fund assets to those Funds will cause the Fund to underperform other funds with a similar investment objective. To a lesser extent, the Fund is also subject to all of the general risks of investing in the domestic and international stock markets.

PERFORMANCE INFORMATION--Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

Milestone 2010 Fund

INVESTMENT OBJECTIVE--To offer high total return consistent with the Fund's current asset allocation.

PRINCIPAL INVESTMENT STRATEGIES--To invest in a combination of Vantagepoint equity and fixed income Funds using an asset allocation strategy designed for investors expecting to retire around the year 2010. As of the date of this prospectus,

50% of the Fund's assets is allocated to equity Funds and 50% is allocated to fixed income Funds. As time elapses, the Fund's allocation to equity Funds will decrease and the Fund's allocation to fixed income Funds will increase so that by June 30 of the year 2010, the Fund's asset allocation will be approximately 30% equity Funds and 70% fixed income Funds.

As of the date of this prospectus, VIA intends to fulfill the asset class allocations with the following Funds in the approximate target percentages indicated:

FIXED INCOME                          TARGET
------------                          ------
Short-Term Bond Fund                     20%
Core Bond Index Fund                     30%

EQUITY
------
Equity Income Fund                       10%
Growth & Income Fund                     27%
Growth Fund                               5%
International Fund                        8%

The underlying Funds' fixed income holdings consist largely of a diversified mix of U.S. government, U.S. agency, and investment-grade corporate bonds of varying maturities. Additionally, approximately 20% of total Fund assets are invested in the Vantagepoint Short-Term Bond Fund, which seeks a high level of total return that is consistent with the preservation of capital. The Vantagepoint Short-Term Bond Fund has been included in an effort to seek to reduce the overall volatility of the Milestone 2010 Fund's share price.

The underlying Funds' equity holdings consist mainly of large-capitalization U.S. stocks and larger-capitalization stocks of developed countries.

VIA may, at its discretion, vary the allocations to the underlying Funds so that actual Fund allocations may be more than or less than noted above. VIA may also use other Vantagepoint funds from the list of candidate Funds to fulfill the asset class allocations.

SUITABILITY FOR INVESTORS--The Milestone 2010 Fund may be appropriate for you if you plan to retire or to begin withdrawing from your retirement account in or around the year 2010.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to the risks of changing interest rates which will cause the income and value of shares in the Fund to fluctuate; credit risk which is the possibility that the issuer of a debt security will default; and asset allocation risk which is the chance that the selection of the underlying Funds and the allocation of Fund assets to those Funds will cause the Fund to underperform other funds with a similar investment objective. The Fund is also subject to all of the general risks of investing in the domestic and international stock markets.

PERFORMANCE INFORMATION--Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

Milestone 2015 Fund

INVESTMENT OBJECTIVE--To offer high total return consistent with the Fund's current asset allocation.

PRINCIPAL INVESTMENT STRATEGIES--To invest in a combination of equity and fixed income Funds using an asset allocation strategy designed for investors expecting to retire around the year 2015. As of the date of this prospectus, 65% of the Fund's assets is allocated to equity Funds and 35% is allocated to fixed income Funds. As time elapses, the Fund's allocation to equity Funds will decrease and the Fund's allocation to fixed income Funds will increase so that by June 30 of the year 2015, the Fund's asset allocation will be approximately 30% equity Funds and 70% fixed income Funds.

As of the date of this prospectus, VIA intends to fulfill the asset class allocations with the following Funds in the approximate target percentages indicated:

FIXED INCOME                           TARGET
------------                           ------
Short-Term Bond Fund                     10%
Core Bond Index Fund                     25%

EQUITY
------
Equity Income Fund                        9%
Growth & Income Fund                     31%
Growth Fund                               6%
Mid/Small Company Index Fund              7%
International Fund                       12%

The underlying Funds' fixed income holdings consist mainly of a diversified mix of U.S. government, U.S. agency, and investment-grade corporate bonds of varying maturities. Additionally, approximately 10% of total Fund assets are invested in the Vantagepoint Short-Term Bond Fund, which seeks a high level of total return that is consistent with the preservation of capital.

The underlying Funds' equity holdings consist of large-, mid- and small-capitalization U.S. stocks and larger-capitalization stocks of developed countries.

VIA may, at its discretion, vary the allocations to the underlying Funds so that actual Fund allocations may be more than or less than noted above. VIA may also use other Vantagepoint Funds from the list of candidate Funds to fulfill the asset class allocations.

SUITABILITY FOR INVESTORS--The Milestone 2015 Fund may be appropriate for you if you plan to retire or to begin withdrawing from your retirement account in or around the year 2015.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the domestic and international stock markets and asset allocation risk which is the chance that the selection of the underlying Funds and the allocation of Fund assets to those Funds will cause the Fund to underperform other funds with a similar investment objective. To a lesser extent, the Fund is subject to the risks of changing interest rates which will cause the income and value of shares in the Fund to fluctuate, and credit risk which is the possibility that the issuer of a debt security will default.

PERFORMANCE INFORMATION--Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

Milestone 2020 Fund

INVESTMENT OBJECTIVE--To offer high total return consistent with the Fund's current asset allocation.

PRINCIPAL INVESTMENT STRATEGIES--To invest in a combination of equity and fixed income Funds using an asset allocation strategy designed for investors expecting to retire around the year 2020. As of the date of this prospectus, 72% of the Fund's assets is allocated to equity Funds and 28% is allocated to fixed income Funds. As time elapses, the Fund's allocation to equity Funds will decrease and the Fund's allocation to fixed income Funds will increase so that by June 30 of the year 2020, the Fund's asset allocation will be approximately 30% equity Funds and 70% fixed income Funds.

As of the date of this prospectus, VIA intends to fulfill the asset class allocations with the following Funds in the approximate target percentages indicated:

FIXED INCOME                           TARGET
------------                           ------
Short-Term Bond Fund                      5%
Core Bond Index Fund                     23%

EQUITY
-------
Equity Income Fund                        9%
Growth & Income Fund                     33%
Growth Fund                               7%
Mid/Small Company Index Fund              9%
International Fund                       14%

The underlying Funds' fixed income holdings consist mainly of a diversified mix of U.S. government, U.S. agency, and investment-grade corporate bonds of varying maturities. Additionally, approximately 5% of total Fund assets are invested in the Vantagepoint Short-Term Bond Fund, which seeks a high level of total return that is consistent with the preservation of capital.

The underlying Funds' equity holdings consist of large-, mid- and small-capitalization U.S. stocks and larger-capitalization stocks of developed countries.

VIA may, at its discretion, vary the allocations to the underlying Funds so that actual Fund allocations may be more than or less than noted above. VIA may also use other Vantagepoint Funds from the list of candidate Funds to fulfill the asset class allocations.

SUITABILITY FOR INVESTORS--The Milestone 2020 Fund may be appropriate for you if you plan to retire or to begin withdrawing from your retirement account in or around the year 2020.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the domestic and international stock markets and asset allocation risk which is the chance that the selection of the underlying Funds and the allocation of Fund assets to those Funds will cause the Fund to underperform other funds with a similar investment objective. To a lesser extent, the Fund is subject to the risks of changing interest rates which will cause the income and value of shares in the Fund to fluctuate, and credit risk which is the possibility that the issuer of a debt security will default.

PERFORMANCE INFORMATION--Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

Milestone 2025 Fund

INVESTMENT OBJECTIVE--To offer high total return consistent with the Fund's current asset allocation.

PRINCIPAL INVESTMENT STRATEGIES--To invest in a combination of equity and fixed income Funds using an asset allocation strategy designed for investors expecting to retire around the year 2025. As of the date of this prospectus, 80% of the Fund's assets is allocated to equity Funds and 20% is allocated to fixed income Funds. As time elapses, the Fund's allocation to equity Funds will decrease and the Fund's allocation to fixed income Funds will increase so that by June 30 of the year 2025, the Fund's asset allocation will be approximately 30% equity Funds and 70% fixed income Funds.

As of the date of this prospectus, VIA intends to fulfill the asset class allocations with the following Funds in the approximate target percentages indicated:

FIXED INCOME                          TARGET
------------                          ------
Core Bond Index Fund                     20%

EQUITY
-------
Equity Income Fund                        9%
Growth & Income Fund                     37%
Growth Fund                               7%
Mid/Small Company Index Fund             11%
International Fund                       16%

The underlying Funds' fixed income holdings consist mainly of a diversified mix of U.S. government, U.S. agency, and investment-grade corporate bonds of varying maturities.

The underlying Funds' equity holdings consist of large-, mid and small-capitalization U.S. stocks and large-capitalization stocks of developed countries.

VIA may, at its discretion, vary the allocations to the underlying Funds so that actual Fund allocations may be more than or less than noted above. VIA may also use other Vantagepoint Funds from the list of candidate funds to fulfill the asset class allocations.

SUITABILITY FOR INVESTORS--The Milestone 2025 Fund may be appropriate for you if you plan to retire or to begin withdrawing from your retirement account in or around the year 2025.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the domestic and international stock markets and asset allocation risk which is the chance that the selection of the underlying Funds and the allocation of Fund assets to those Funds will cause the Fund to underperform other funds with a similar investment objective. To a lesser extent, the Fund is subject to the risks of changing interest rates which will cause the income and value of shares in the Fund to fluctuate, and credit risk which is the possibility that the issuer of a debt security will default.

PERFORMANCE INFORMATION--Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

Milestone 2030 Fund

INVESTMENT OBJECTIVE--To offer high total return consistent with the Fund's current asset allocation.

PRINCIPAL INVESTMENT STRATEGIES--To invest in a combination of equity and fixed income Funds using an asset allocation strategy designed for investors expecting to retire around the year 2030. As of the date of this prospectus, 85% of the Fund's assets is allocated to equity Funds and 15% is allocated to fixed income Funds. As time elapses, the Fund's allocation to equity Funds will decrease and the Fund's allocation to fixed income Funds will increase so that by June 30 of the year 2030, the Fund's asset allocation will be approximately 30% equity Funds and 70% fixed income Funds.

As of the date of this prospectus, VIA intends to fulfill the asset class allocations with the following Funds in the approximate target percentages indicated:

FIXED INCOME                          TARGET
------------                          ------
Core Bond Index Fund                     15%

EQUITY
------
Equity Income Fund                        8%
Growth & Income Fund                     37%
Growth Fund                               8%
Mid/Small Company Index Fund             13%
International Fund                       19%

The underlying Funds' fixed income holdings consist mainly of a diversified mix of U.S. government, U.S. agency, and investment-grade corporate bonds of varying maturities.

The underlying Funds' equity holdings consist of large-, mid- and small-capitalization U.S. stocks and larger-capitalization stocks of developed countries.

VIA may, at its discretion, vary the allocations to the underlying Funds so that actual Fund allocations may be more than or less than noted above. VIA may also use other Vantagepoint Funds from the list of candidate Funds to fulfill the asset class allocations.

SUITABILITY FOR INVESTORS--The Milestone 2030 may be appropriate for you if you plan to retire or to begin withdrawing from your retirement account in or around the year 2030.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the domestic and international stock markets and asset allocation risk which is the chance that the selection of the underlying Funds and the allocation of Fund assets to those Funds will cause the Fund to underperform other funds with a similar investment objective. To a lesser extent, the Fund is subject to the risks of changing interest rates which will cause the income and value of shares in the Fund to fluctuate, and credit risk which is the possibility that the issuer of a debt security will default.

PERFORMANCE INFORMATION--Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

Milestone 2035 Fund

INVESTMENT OBJECTIVE--To offer high total return consistent with the Fund's current asset allocation.

PRINCIPAL INVESTMENT STRATEGIES--To invest in a combination of equity and fixed income Funds using an asset allocation strategy designed for investors expecting to retire around the year 2035. As of the date of this prospectus, 90% of the Fund's assets is allocated to equity Funds and 10% is allocated to fixed income Funds. As time elapses, the Fund's allocation to equity Funds will decrease and the Fund's allocation to fixed income Funds will increase so that by June 30 of the year 2035, the Fund's asset allocation will be approximately 30% equity Funds and 70% fixed income Funds.

As of the date of this prospectus, VIA intends to fulfill the asset class allocations with the following Funds in the approximate target percentages indicated:

FIXED INCOME                          TARGET
------------                          ------
Core Bond Index Fund                     10%

EQUITY
------
Equity Income Fund                        7%
Growth & Income Fund                     40%
Growth Fund                               8%
Mid/Small Company Index Fund             15%
International Fund                       20%

The underlying Funds' fixed income holdings consist mainly of a diversified mix of U.S. government, U.S. agency, and investment-grade corporate bonds of varying maturities.

The underlying Funds' equity holdings consist of large-, mid- and small-capitalization U.S. stocks and larger-capitalization stocks of developed countries. The Fund uses an Index Fund to achieve core equity exposure to large-capitalization U.S. stocks.

VIA may, at its discretion, vary the allocations to the underlying Funds so that actual fund allocations may be more than or less than noted above. VIA may also use other Vantagepoint Funds from the list of candidate Funds to fulfill the asset class allocations.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the domestic and international stock markets and asset allocation risk which is the chance that the selection of the underlying Funds and the allocation of Fund assets to those Funds will cause the Fund to underperform other funds with a similar investment objective. To a lesser extent, the Fund is subject to the risks of changing interest rates which will cause the income and value of shares in the Fund to fluctuate, and credit risk which is the possibility that the issuer of a debt security will default.

PERFORMANCE INFORMATION--Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

Milestone 2040 Fund

INVESTMENT OBJECTIVE--To offer high total return consistent with the Fund's current asset allocation.

PRINCIPAL INVESTMENT STRATEGIES--To invest in a combination of equity and fixed income Funds using an asset allocation strategy designed for investors expecting to retire around the year 2040. As of the date of this prospectus, 90% of the Fund's assets is allocated to equity Funds and 10% is allocated to fixed income Funds. As time elapses, the Fund's allocation to equity Funds will decrease and the Fund's allocation to fixed income Funds will increase so that by June 30 of the year 2040, the Fund's asset allocation will be approximately 30% equity Funds and 70% fixed income Funds.

As of the date of this prospectus, VIA intends to fulfill the asset class allocations with the following Funds in the approximate target percentages indicated:

FIXED INCOME                          TARGET
------------                          ------
Core Bond Index Fund                     10%

EQUITY
------
Equity Income Fund                        7%
Growth & Income Fund                     40%
Growth Fund                               8%
Mid/Small Company Index Fund             15%
International Fund                       20%

The underlying Funds' fixed income holdings consist mainly of a diversified mix of U.S. government, U.S. agency, and investment-grade corporate bonds of varying maturities.

The underlying Funds' equity holdings consist of large-, mid- and small-capitalization U.S. stocks and larger-capitalization stocks of developed countries. The Fund uses an Index Fund to achieve core equity exposure to large-capitalization U.S. stocks.

VIA may, at its discretion, vary the allocations to the underlying Funds so that actual fund allocations may be more than or less than noted above. VIA may also use other Vantagepoint Funds from the list of candidate Funds to fulfill the asset class allocations.

SUITABILITY FOR INVESTORS--The Milestone 2040 Fund may be appropriate for you if you plan to retire or to begin withdrawing from your retirement account in or around the year 2040.

PRINCIPAL INVESTMENT RISKS--The Fund is subject to all of the general risks of investing in the domestic and international stock markets and asset allocation risk which is the chance that the selection of the underlying Funds and the allocation of Fund assets to those Funds will cause the Fund to underperform other funds with a similar investment objective. To a lesser extent, the Fund is subject to the risks of changing interest rates which will cause the income and value of shares in the Fund to fluctuate, and credit risk which is the possibility that the issuer of a debt security will default.

PERFORMANCE INFORMATION--Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

FEE TABLES
--------------------------------------------------------------------------------

Fees and Expenses of the Funds

The purpose of the following tables is to help you understand the various costs that you, as a shareholder, will bear directly or indirectly when you invest in The Vantagepoint Funds.

This table describes the fees and expenses that you pay if you buy and hold shares of a Fund.

Shareholder Transaction Expenses
(Fees Paid Directly From Your Investment)

Maximum Sales Charge
  (Load) Imposed on
  Purchases                     None
Maximum Deferred Sales
  Charge (Load)                 None
Maximum Sales Charge
  (Load) Imposed on
  Reinvested Dividends
  (and other
  Distributions)                None

The following table shows the annual operating expenses you may pay if you buy and hold shares of a Fund. These expenses, calculated as a percentage of average net assets, are deducted from Fund assets, and are factored into any quoted share price or investment return. If you invest in the Funds through the Vantagepoint Elite program, other fees may apply.

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                                                      TOTAL
                                                              MANAGEMENT   SUBADVISER    OTHER     ANNUAL FUND
ACTIVELY MANAGED FUNDS                                           FEE          FEES      EXPENSES    EXPENSES
----------------------                                        ----------   ----------   --------   -----------
Money Market                                                    0.10%           --       0.53%        0.63%
Short-Term Bond                                                 0.10%        0.15%       0.42%        0.67%
US Government Securities                                        0.10%        0.09%       0.42%        0.61%
Asset Allocation                                                0.10%        0.24%       0.42%        0.76%
Equity Income                                                   0.10%        0.41%       0.41%        0.92%
Growth & Income                                                 0.10%        0.32%       0.41%        0.83%
Growth(1)                                                       0.10%        0.45%       0.41%        0.96%
Aggressive Opportunities                                        0.10%        0.68%       0.45%        1.23%
International                                                   0.10%        0.57%       0.55%        1.22%
INDEX FUNDS(2)
--------------
Core Bond Index
 Class I                                                        0.05%        0.02%       0.37%        0.44%
 Class II(3)                                                    0.05%        0.02%       0.17%        0.24%
500 Stock Index
 Class I                                                        0.05%        0.02%       0.38%        0.45%
 Class II(3)                                                    0.05%        0.02%       0.18%        0.25%
Broad Market Index
 Class I                                                        0.05%        0.02%       0.36%        0.43%
 Class II(3)                                                    0.05%        0.02%       0.16%        0.23%
Mid/Small Co. Index
 Class I                                                        0.05%        0.07%       0.40%        0.52%
 Class II(3)                                                    0.05%        0.07%       0.20%        0.32%
Overseas Equity Index
 Class I                                                        0.05%        0.10%       0.52%        0.67%
 Class II(3)                                                    0.05%        0.10%       0.32%        0.47%

                                                          OTHER EXPENSES(4)
                                                  ---------------------------------     TOTAL                       NET TOTAL
                                                  UNDERLYING      ALL       TOTAL      ANNUAL      FEE WAIVERS       ANNUAL
                                     MANAGEMENT      FUND        OTHER      OTHER     OPERATING       AND/OR          FUND
                                        FEE       EXPENSES(5)   EXPENSES   EXPENSES   EXPENSES    REIMBURSEMENTS   EXPENSES(6)
                                     ----------   -----------   --------   --------   ---------   --------------   -----------
MODEL PORTFOLIO FUNDS
---------------------
Model Portfolio Savings Oriented       0.10%          [  ]        [  ]      0.89%       0.99%           0.0%          0.99%
Model Portfolio Conservative Growth    0.10%          [  ]        [  ]      0.90%       1.00%           0.0%          1.00%
Model Portfolio Traditional Growth     0.10%          [  ]        [  ]      0.95%       1.05%           0.0%          1.05%
Model Portfolio Long-Term Growth       0.10%          [  ]        [  ]      0.93%       1.03%           0.0%          1.03%
Model Portfolio All-Equity Growth      0.10%          [  ]        [  ]      1.10%       1.20%           0.0%          1.20%
MILESTONE FUNDS
---------------
Milestone Retirement Income            0.10%         0.66%       0.08%      0.74%       0.84%        (0.03)%          0.81%
Milestone 2010                         0.10%         0.74%       0.07%      0.81%       0.91%        (0.02)%          0.89%
Milestone 2015                         0.10%         0.76%       0.07%      0.83%       0.93%        (0.02)%          0.91%
Milestone 2020                         0.10%         0.78%       0.07%      0.85%       0.95%        (0.02)%          0.93%
Milestone 2025                         0.10%         0.80%       0.07%      0.87%       0.97%        (0.02)%          0.95%
Milestone 2030                         0.10%         0.82%       0.07%      0.89%       0.99%        (0.02)%          0.97%
Milestone 2035                         0.10%         0.84%       0.07%      0.91%       1.01%        (0.02)%          0.99%
Milestone 2040                         0.10%         0.84%       0.07%      0.91%       1.01%        (0.02)%          0.99%

1 VIA will waive its advisory fee or reimburse expenses to the extent necessary as a result of any increase in subadvisory fees payable by the Growth Fund that would cause the aggregate advisory fees of the Growth Fund to exceed 0.54% as a result of subadvisory changes. This commitment will continue until such time as shareholders approve an increase in this limit.

2 These fees have been restated to reflect the elimination of the master-feeder structure for the Index Funds.

3 Please see "Purchases, Exchanges, and Redemptions--Purchases" for the eligibility criteria for Class II shares.

4 Other expenses for the Milestone Funds are based on estimated amounts for the current fiscal year.

5 Shareholders in the Model Portfolio and Milestone Funds indirectly pay the expenses of the underlying Vantagepoint Funds in which the Model Portfolio and Milestone Funds invest. The figure shown here includes an estimate of this indirect expense, based upon each underlying Fund's current expense ratio and the approximate target percentages that VIA expects to allocate to each underlying Fund. The Underlying Fund Expenses may change over time and will differ depending on a Model Portfolio or Milestone Fund's asset allocation in the underlying Vantagepoint Funds.

6 VIA and/or some of its service providers contractually have agreed to waive fees and/or reimburse expenses of the Milestone Funds until April 30, 2006. The figure shown here is after waivers and reimbursements. There is no guarantee that the waivers and/or reimbursements will continue after April 30, 2006.

Example

This example is intended to help you compare the cost of investing in The Vantagepoint Funds with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods and that any fee waivers and/or reimbursements shown in the previous fee table expire April 30, 2006 and are only reflected in the 1 year example. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs or returns may be higher or lower, based on these assumptions your costs would be:

ACTIVELY MANAGED FUNDS                        1 YR    3 YRS   5 YRS   10 YRS
----------------------                        -----   -----   -----   ------
Money Market                                   $ 65    $202    $352    $  788
Short-Term Bond                                $ 84    $263    $457    $1,017
US Government Securities                       $ 63    $196    $341    $  764
Asset Allocation                               $ 78    $244    $424    $  945
Equity Income                                  $ 94    $295    $511    $1,135
Growth & Income                                $ 85    $266    $462    $1,029
Growth                                         $ 98    $307    $533    $1,182
Aggressive Opportunities                       $126    $393    $679    $1,492
International                                  $125    $389    $674    $1,484
INDEX FUNDS
-----------
Core Bond Index
  Class I                                      $ 45    $142    $247    $  555
  Class II *                                   $ 25    $ 77    $135    $  306
500 Stock Index
  Class I                                      $ 46    $145    $253    $  568
  Class II *                                   $ 26    $ 81    $141    $  318
Broad Market Index
  Class I                                      $ 44    $138    $241    $  534
  Class II *                                   $ 24    $ 74    $130    $  293
Mid/Small Co. Index
  Class I                                      $ 53    $167    $291    $  654
  Class II *                                   $ 33    $103    $180    $  406
Overseas Equity Index
  Class I                                      $ 69    $215    $374    $  837
  Class II *                                   $ 48    $151    $264    $  593
MODEL PORTFOLIO FUNDS**
------------------------
Model Portfolio Savings Oriented               $101    $317    $549    $1,217
Model Portfolio Conservative Growth            $103    $320    $555    $1,229
Model Portfolio Traditional Growth             $108    $336    $582    $1,288
Model Portfolio Long-Term Growth               $106    $329    $571    $1,264
Model Portfolio All-Equity Growth              $123    $383    $663    $1,461
MILESTONE FUND**
-----------------
Milestone Retirement Income Fund               $ 83    $266     N/A       N/A
Milestone 2010 Fund                            $ 91    $289     N/A       N/A
Milestone 2015 Fund                            $ 93    $296     N/A       N/A
Milestone 2020 Fund                            $ 95    $302     N/A       N/A
Milestone 2025 Fund                            $ 97    $308     N/A       N/A
Milestone 2030 Fund                            $ 99    $315     N/A       N/A
Milestone 2035 Fund                            $101    $321     N/A       N/A
Milestone 2040 Fund                            $101    $321     N/A       N/A

 * Amounts shown are equivalent to the total expenses that will be paid by Class II shareholders. Please see "Purchases, Exchanges, and
   Redemptions--Purchases" for the eligibility criteria for Class II shares.

** Reflects an estimate of the indirect expenses of the underlying Funds.

If you are investing through another financial institution or a retirement account, you may be subject to additional fees or expenses, such as plan administration fees. Please refer to the program materials of that financial institution or retirement account for any special provisions, additional service features, or fees and expenses that may apply to your investment in a Fund.

RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

The following is a description of one or more of the risks that you will face as an investor in the Funds. The underlying Funds of the Model Portfolio and Milestone Funds are subject to a number of risks that may affect the value of their shares and therefore, impact the Model Portfolio and Milestone Funds. Also with respect to the Model Portfolio and Milestone Funds, the proportionate amount invested by a Model Portfolio or Milestone Fund in each underlying Fund is exposed to the same risks of that underlying Fund. It is important to keep in mind one of the main axioms of investing: the higher the potential reward, the higher the risk of losing money. The reverse is also generally true: the lower the potential reward, the lower the risk.

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with such Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. A Fund may not achieve its investment objective while taking a temporary defensive position.

I. Stock Market Risk

Stock market risk is the possibility that stock prices overall will decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of the U.S. stock market, the following table shows the best, worst and average total returns for the U.S. stock market over various time periods as measured by the S&P 500 Index.

                    AVERAGE ANNUAL U.S. STOCK MARKET RETURNS
                                  (1926-2003)

                       1 YEAR   5 YEARS   10 YEARS   20 YEARS
                       ------   -------   --------   --------
Best                   53.99%    28.55%    20.06%     17.87%
Worst                  -43.34%  -12.47%    -0.89%      3.11%

Average                12.41%    10.78%    11.22%     11.38%

The S&P 500 Index tracks mainly large-capitalization stocks. Other groupings of stocks are likely to carry different degrees of volatility and risk of loss. For example, small-capitalization stocks, as a group, have historically exhibited greater short-term volatility than that of the S&P 500 Index.

II. Foreign Securities Risk

Foreign securities are subject to the same market risks as U.S. securities, such as general economic conditions and company and industry prospects. However, foreign securities involve the additional risk of loss due to political, economic, legal, regulatory, operational uncertainties, differing accounting and financial reporting standards, limited availability of information and currency conversion and pricing factors affecting investment in the securities of foreign businesses or governments. These risk factors may be even more prevalent in emerging markets. Foreign securities are also subject to the risks associated with the value of foreign currencies. A decline in the value of foreign currency versus the U.S. dollar reduces the dollar value of securities denominated in that currency. The portions of each Model Portfolio and Milestone Fund investing in the International Fund, Aggressive Opportunities Fund or Overseas Equity Index Fund are subject to these risks. The Growth, Growth & Income, Equity Income and Short-Term Bond Funds may invest a limited portion of their respective assets in foreign securities, and would be subject to these risks to the extent of such investment.

III. Interest Rate Risk

Bonds also experience market risk as a result of changes in interest rates. The general rule is that if interest rates rise, bond prices will fall and so will the fund's share price. The reverse is also true: if interest rates fall, bond prices will generally rise. These rules apply to government securities as well as to corporate securities.

A bond with a longer maturity (or a bond fund with a longer average maturity) will typically fluctuate more in price than a shorter term bond. The U.S. Government Securities, Core Bond Index, Short-Term Bond Funds and the portions of the Model Portfolio and Milestone Funds investing in these Funds, are subject to this risk.

Because of their very short-term nature, money market instruments carry less interest rate risk.

Mortgage-backed securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, necessitating reinvestment in lower-yielding instruments. Additionally, mortgage securities are exposed to spread risk which is the possibility that the yield demanded by investors will rise relative to Treasury yields.

IV. Credit Risk

Bonds and bond funds are also exposed to credit risk, which is the possibility that the issuer of a bond will default on its obligation to pay interest and principal. U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Government, have limited credit risk, while securities issued or guaranteed by U.S. Government agencies or government-sponsored enterprises that are not backed by the full faith and credit of the U.S. Government may be subject to varying degrees of credit risk. Corporate bonds rated BBB or above by Standard & Poor's Rating Group, such as some of the bonds held by the Core Bond Index Fund, are generally considered to carry moderate credit risk. Corporate bonds rated lower than BBB are considered to have significant credit risk. Of course, bonds with lower credit ratings generally pay a higher level of income to investors.

V. Objective/Style Risk

All of the Funds are subject, in varying degrees, to objective/style risk, which is the possibility that returns from a specific type of security in which a Fund invests or the investment style of one or more of a Fund's subadvisers will trail the returns of the overall market.

In the past, different types of securities have experienced cycles of outperformance and underperformance in comparison to the market in general. Therefore, if you invest in a fund with a specific style you would be exposed to this risk.

VI. Manager Risk

Manager risk is the risk that one of the Funds' subadvisers will do a poor job of selecting securities and thus fail to meet the Fund's objectives. With respect to the Index Funds, there is a risk that Fund performance will deviate from the performance of its benchmark, which is known as tracking error. As with any mutual fund, there can be no guarantee that a particular Fund will achieve its objective.

VII. Derivative Securities Risk

Futures, option contracts and swap agreements are considered derivative investments, since their value depends on the value of an underlying asset, reference rate or index. There can be no guarantee that derivative strategies will work, that the instruments necessary to implement these strategies will be available or that a Fund will not lose money. Derivatives involve costs and can be volatile. In addition, any derivatives that a Fund invests in may not perform as expected and this could result in losses to the Fund that would not otherwise have occurred. A Fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent a Fund enters into these transactions, their success will depend on the subadviser's ability to predict market movements.

VII. Asset Allocation Risk

All of the Model Portfolio and Milestone Funds are subject to asset allocation risk which is the chance that the selection of the underlying Funds and the allocation of Fund assets to those Funds will cause the Fund to underperform other funds with a similar investment objective.

CERTAIN INVESTMENT LIMITATIONS OF THE FUNDS
-------------------------------------------

Each Fund has adopted certain limitations designed to reduce its exposure to specific situations. Please see the Statement of Additional Information for other investment limitations and restrictions. Some of these limitations are that a Fund will not:

(a) with respect to 75% (100% for the Money Market Fund) of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities and securities of other investment companies) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5%
    of the value of the Fund's total assets would be invested in the securities of such issuer;

(b) invest more than 25% of its assets in any one industry (except for the Money Market Fund; or to the extent that the applicable benchmark for an Index Fund does not meet this standard; or to the extent that an underlying Fund, in which a Milestone Fund invests, concentrates in a single industry);

(c) borrow money except from banks for temporary or emergency purposes, and in no event in excess of 15% of the market value of its total assets except that an Index Fund may not borrow money or issue senior securities except to the extent permitted under the 1940 Act.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

The investment adviser of The Vantagepoint Funds is VIA, whose offices are located at 777 North Capitol Street NE, Suite 600, Washington, DC 20002-4240. VIA provides its advisory services pursuant to investment advisory agreements with The Vantagepoint Funds. VIA, a registered investment adviser, is a wholly-owned subsidiary of the ICMA Retirement Corporation ("ICMA RC"). ICMA RC has been registered as an investment adviser since 1983. ICMA RC was established as a not-for-profit organization in 1972 to assist state and local governments and their agencies and instrumentalities establish and maintain deferred compensation and qualified retirement plans for their public sector employees. ICMA RC's primary advisory client is the Trust (previously known as the ICMA Retirement Trust), which was formed to invest the assets of the retirement plans administered by ICMA RC on a commingled basis.

As investment adviser to the Funds, VIA's Investment Division continually monitors the performance of the subadvisers. VIA supervises and directs each Fund's investments. The subadvisers are retained on behalf of the Funds by VIA, and day-to-day discretionary responsibility for security selection and portfolio management rests with the subadvisers. VIA selects the Vantagepoint Funds in which the Model Portfolio and Milestone Funds invests.

The Funds pay VIA and their subadvisers fees for managing the Funds' investments that are calculated as a percentage of a Fund's assets under management. The following represents total advisory and subadvisory fees paid by the Funds for the fiscal year ended December 31, 2004:

                                    ADVISORY FEE
                                PAID AS A PERCENTAGE
                                   OF AVERAGE NET
FUNDS                                 ASSETS
-----                             ---------------
Money Market                            0.10%
Short-Term Bond*(,)**                   0.28%
US Government Securities*               0.19%
Asset Allocation*                       0.34%
Equity Income*                          0.51%
Growth & Income*                        0.42%
Growth*                                 0.55%
Aggressive Opportunities*               0.78%
International*                          0.67%
Core Bond Index*                        0.07%
500 Stock Index*                        0.07%
Broad Market Index*                     0.07%
Mid/Small Company Index*                0.12%
Overseas Equity Index*                  0.15%
Model Portfolio Savings Oriented        0.10%
Model Portfolio Conservative
  Growth                                0.10%
Model Portfolio Traditional
  Growth                                0.10%
Model Portfolio Long-Term Growth        0.10%
Model Portfolio All-Equity
  Growth                                0.10%
Milestone Retirement Income***          0.10%
Milestone 2010***                       0.10%
Milestone 2015***                       0.10%
Milestone 2020***                       0.10%
Milestone 2025***                       0.10%
Milestone 2030***                       0.10%
Milestone 2035***                       0.10%
Milestone 2040***                       0.10%

*   Consists of advisory fee plus the appropriate subadviser fee, if applicable.

** Until September 2, 2004, Pacific Investment Management Company, LLC ("PIMCO") and Wellington also served as investment subadvisers of the Short-Term Bond Fund. Compensation paid to PIMCO and Wellington for the period of January 1, 2004 through September 2, 2004 is included in the above table.

*** The Milestone Funds have been in operation for less than one year. The fees shown for these Funds are the contractual fees payable to VIA for its services.

The advisory and subadvisory fees charged can be found in the Statement of Additional Information under the heading "Investment Advisory and Other Services."

VIA has contractually agreed to waive and/or reimburse certain expenses of the Milestone Funds until April 30, 2006. There is no guarantee that these waivers and/or reimbursements will continue after April 30, 2006. In addition, with respect to the Model Portfolio and Milestone Funds, VIA receives fees from both the Model Portfolio and Milestone Funds as well as from the underlying Vantagepoint Funds in which they invest.

VIA has the ultimate responsibility to oversee the subadvisers and recommend to the Board of Directors their hiring, termination and replacement. Pursuant to an order issued by the SEC, VIA may change subadvisers with the approval of the Funds' Board of Directors and upon notice to shareholders.

Shareholder approval of a change in subadvisory arrangements is not required unless the change would result in an increase in the overall management and advisory fees payable by the Fund that were previously approved by shareholders. Shareholders of the following Funds have previously approved the maximum aggregate advisory fees set forth below:

                                      MAXIMUM
                                     AGGREGATE
                                      ADVISORY
FUND                                    FEE
----                                  ---------
Money Market                            0.29%
US Government Securities                0.32%
Asset Allocation                        0.49%
Equity Income                           0.53%
Growth & Income                         0.56%
Growth                                  0.54%
Aggressive Opportunities                0.95%
International                           0.73%
Core Bond Index                         0.23%
500 Stock Index                         0.20%
Broad Market Index                      0.23%
Mid/Small Company Index                 0.25%
Overseas Equity Index                   0.40%

From time to time VIA may recommend to the Board of Directors that a subadviser be terminated and replaced with another subadviser. VIA may also recommend to the Board that a portion of a Fund's assets that had been managed by a terminated subadviser be managed using an indexing strategy on a temporary basis, while VIA conducts a search for a replacement subadviser. This would only be considered if an appropriate index was available that met the stated investment objective and strategy of a Fund.

The investment program and its performance are subject to the overall supervision and periodic review by the Funds' Board of Directors.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

For purposes of the following discussion, unless noted otherwise, "business day" means the period(s) of time on any given day during which the New York Stock Exchange is open for business. Unless noted otherwise, "close of business" means 4:00 p.m. Eastern Time on each business day or the final close of business on any business day during which trading on the New York Stock Exchange is suspended.

SHARE ACCOUNTING FOR ALL FUNDS
------------------------------

A share of a Fund represents a dollar-weighted proportional ownership interest in that Fund. The Funds do not issue share certificates.

The price of a share is known as its net asset value or NAV. The daily NAV of a share is determined at the close of each business day by adding the value of all of a Fund's investments, plus cash and other assets, deducting liabilities, and then dividing the result by the number of outstanding shares in the Fund as of the end of the prior day and rounding the results to the nearest cent. The value of your investment in a Fund equals the number of shares you own multiplied by the current day's NAV.

Since share values and investment returns will fluctuate, an exchange or redemption at any given time will normally result in your receiving more or less than the original cost of your investment. Each Fund's share value can be found daily in the mutual fund listing of most major newspapers under the heading "Vantagepoint Funds."

VALUATION OF THE FUNDS' INVESTMENT SECURITIES
---------------------------------------------

MODEL PORTFOLIO AND MILESTONE FUNDS--Each Model Portfolio and Milestone Fund's NAV is calculated based upon the NAVs of the underlying Vantagepoint Funds in which it invests.

OTHER VANTAGEPOINT FUNDS--Investment securities held by the Funds are valued each business day at their current market value.

Each Fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the Funds' Board of Directors. Each Fund normally uses the amortized cost method to value fixed income securities that will mature in 60 days or less.

Each Fund calculates the U.S. dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates. If it is determined that a material change in the value of a foreign security has occurred after the close of trading in its principal foreign market but before the Fund calculates its NAV, the Fund may use fair value methods to reflect those changes.

A Fund may own securities that trade primarily in foreign markets that trade on weekends or other days that the Fund does not price its shares. As a result, a Fund's net asset value may change on days when you will not be able to buy or sell shares of the Fund.

Securities issued by open-end investment companies held by a Fund will be valued using the respective NAV of such investment companies for purchase and/or redemption orders placed on that day.

For the Short-Term Investments Trust Liquid Assets Portfolio in which the Money Market Fund invests, NAV is calculated by valuing portfolio securities by reference to the Fund's acquisition cost as adjusted for amortization of premium or accretion of discount, rather than by reference to their value based on current market factors. This valuation method generally ignores fluctuations in the market price of a fund's debt securities and assumes a steady increase (decrease) in value until maturity.

USE OF FAIR VALUE PRICING SERVICE FOR CERTAIN FOREIGN EQUITY SECURITIES
------------------------------------------------------------------------

For foreign equity securities that are principally traded in markets outside North and South America, effective October 1, 2004, the Fund's Board of Directors approved the use of a third party fair valuation model ("FVIS") to provide fair value prices. The FVIS uses a multifactor model to calculate a factor that is then applied to adjust the market price for each such security. The Fund's Board has approved use of the fair value prices provided through the FVIS service on a daily basis without a market trigger or confidence interval filter for all foreign equity securities held by the Funds that are principally traded in markets outside North and South America. In the event prices for such a foreign security are not available through the FVIS or another fair value pricing service approved by the Board, the security may be priced at the average of two or more independent broker-dealer quotations or at the fair value of the security determined in accordance with the Fund's valuation procedures.

On each day that fair value prices determined using the FVIS are utilized, the FVIS will provide via the Internet a report comparing fair value, market closing and next day opening prices for securities held by the Funds that are priced using the FVIS. The Fund's Pricing Committee will meet at least quarterly to review and evaluate these reports and will report the results of its evaluation to the Fund's Board on a quarterly basis.

REINVESTMENT OF EARNINGS
------------------------

All earnings of the Funds (interest, dividend income, and capital gains) are reinvested in the Funds and used to purchase additional shares.

PRICING AND TIMING OF TRANSACTIONS
----------------------------------

Purchases, exchanges and redemptions are executed at the NAV next calculated after the Funds' transfer agent receives the transaction request. For example, under normal circumstances, a transaction request received at 9:30 a.m. Eastern Time on a business day is executed at the same price as that of a transaction request received at 3:00 p.m. Eastern Time -- at that day's closing price. If a transaction request is received in the morning, you do not insulate yourself from market gains or losses during the rest of the business day. A transaction request received after the calculation of the NAV on one day will be executed at the price in effect at the close of the next business day. Transaction requests by facsimile must be received by 12 noon Eastern Time to receive that day's NAV. Each Fund calculates its NAV at the close of each business day.

REPORTING TO INVESTORS
----------------------------------------------------

Please review carefully all investment transaction reports you receive from The Vantagepoint Funds. Call the toll-free investor service line at 1-800-669-7400 or contact the Funds at InvestorServices@icmarc.org immediately if you see any errors or discrepancies.

For transactions that receive confirmation statements, if you notify us of an error within 30 days of the confirmation date, we will correct the transaction. For transactions for which you receive a quarterly statement, if you notify us of an error within 90 days of the end of the quarter, we will correct the transaction.

PURCHASES, EXCHANGES, AND REDEMPTIONS
--------------------------------------------------------------------------------

PURCHASES
---------

The Funds are open for investment by, but not limited to, the following: (i) the VantageTrust Funds; (ii) the employee benefit plans of state and local governments and their agencies and instrumentalities (including retirement and deferred compensation plans established under Section 401 or 457 of the Internal Revenue Code of 1986, as amended); (iii) Individual Retirement Accounts ("IRAs") of employees of state and local governments and the IRAs of other persons having a familial or other close relationship to those public sector employees; (iv) persons participating in the VantageCare Retirement Health Savings Plan; (v) 529 college savings plans; (vi) certain tax-exempt or not-for-profit entities; (vii) Directors of The Vantagepoint Funds and (viii) ICMA RC and its affiliates. The details of such eligibility criteria are set forth in the account application.

The Funds, other than the Money Market, Model Portfolio and Milestone Funds are also available for investment by other Vantagepoint Funds.

Class I shares of the Index Funds are available to IRAs and other individual accounts and to any public sector employee benefit plan(s) sponsored by a public employer (i) having total assets of less than $20 million administered by ICMA RC and (ii) investing in the applicable Index Fund directly or investing in such Index Fund indirectly through the Trust or the VantageTrust Index Funds.

Class II shares are available to public sector employee benefit plan(s) sponsored by a public employer or other account that utilizes the EZLink platform (described below) and (i) has total assets in excess of $20 million administered by ICMA RC or (ii) has other qualifying characteristics as described below. All public sector employee benefit plans sponsored by the same or a related public employer may be aggregated for purposes of qualifying for Class II shares.

Other public sector employee benefit plans with average account balances or other features that are expected to afford the Index Funds with certain economies of scale or other cost savings with respect to the servicing of their accounts, and certain IRAs known as "deemed (or Sidecar) IRAs", may also qualify for Class II shares as determined in accordance with guidelines approved by the Board of Directors from time to time listed in the Funds' SAI.

EZLink is an internet platform provided by ICMA RC for on-line retirement plan administration services for plan sponsors. EZLink provides easy, efficient, and secure access to plan information as well as a secure platform for submitting transactions without the delays and quality deficiencies associated with the mailing and handling of paper documents.

There are no minimum investment amounts (except for Vantagepoint Elite investors--see below), front-end sales charges, deferred sales charges or back-end sales charges associated with investments in the Vantagepoint Funds.

The Vantagepoint Funds reserve the right in their sole discretion to (i) suspend the offering of their shares or (ii) to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund or Funds.

PURCHASES--VANTAGEPOINT ELITE
-----------------------------

Shares of The Vantagepoint Funds are available for purchase through the Vantagepoint Elite program by ICMA RC participants with over $25,000 combined in all ICMA RC accounts (Vantagepoint IRA, 457 plan, 401 plan or VantageCare Retirement Health Savings Plan) or on behalf of a minor if the custodian is an ICMA RC accountholder with over $25,000 combined in all ICMA RC accounts (Vantagepoint IRA, 457 plan, 401 plan, 529 plan or VantageCare Retirement Health Savings Plan). An initial contribution by the accountholder of $5,000 is necessary in order to open a Vantagepoint Elite account. A minimum initial investment of $5,000 by the Vantagepoint Elite investor in a Vantagepoint Fund is required. The minimum subsequent investment for Vantagepoint Elite investors is $1,000, except that a Vantagepoint Elite investor may make subsequent investments through an Automatic Investment Program in minimum amounts of $200. There are no front-end sales charges, deferred sales charges or back-end sales charges. Other transaction fees may apply. Ineligible Vantagepoint Elite investments will be returned promptly upon detection and the fund will retain any earnings on such accounts and the ineligible investor will bear any losses. For more information about opening a Vantagepoint Elite account please call 1-800-669-7400 or contact the Fund at InvestorServices@icmarc.org.

PURCHASES BY EMPLOYEE BENEFIT PLANS
-----------------------------------

Employee benefit plans must fill out a retirement plan account form that is to be signed by the plan's trustee or other authorized official.

Investors may submit purchase orders to the Funds as often as daily. Payments may be transmitted by check, wire, and Automated Clearing House, although it is preferred that the Funds receive payments by wire. Investment detail must be submitted on diskette, magnetic tape, electronically or on paper forms.

Purchase orders received in "good order" prior to the close of business of the New York Stock Exchange (normally 4 p.m. Eastern Time) on any business day (or 12 noon Eastern Time with respect to fax instructions) are posted to investor accounts at the closing NAV of that day, or if the day the contributions are received is not a business day, at the closing NAV of the next business day. Purchase orders received in good order after close of business are posted at the closing NAV of the next business day.

Posting of contributions to investor accounts is contingent upon submission of purchase orders in good order to The Vantagepoint Funds. This means that the requests must be accompanied by sufficient detail to enable The Vantagepoint Funds to allocate assets properly. If a purchase request is not received in good order, the deposit is held in a non-interest bearing account until all necessary information is received. If the purchase request is still not in good order after three business days, the assets are returned to the Investor. Purchases received for unidentified accounts for which no account form has been received will be returned to the Investor.

With respect to purchases made through VantageTrust, or by certain employee benefit plans and other types of omnibus accounts, other arrangements may be negotiated as to the delivery of purchase instructions.

EXCHANGES AND ALLOCATIONS AMONG FUNDS
-------------------------------------

Investors may submit exchange requests daily through our website
(http://www.icmarc.org), by telephone exclusively through the VantageLine phone system at 1-800-669-7400, or in writing. Remember that an exchange is a two-part transaction - a redemption of shares in one Fund and a purchase of shares in another Fund.

Exchange requests received in good order prior to close of business on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), or 12 noon Eastern Time for fax instructions, on a business day are posted to investor accounts at that day's closing NAV. Exchange requests received in good order after close of business will be posted at the closing NAV of the next business day.

The allocation of new purchase amounts among the Funds may be changed by investors without charge or limitation.

Written confirmations are normally sent to investors on the business day following the day the transaction occurs. Investors should verify the accuracy of information in confirmations immediately upon receipt.

EXCHANGES--INDEX FUNDS
----------------------

Class I shares of each Index Fund may be exchanged for Class II shares of that Index Fund provided that purchase eligibility requirements for Class II shares are satisfied by the holder of Class I shares. Class I shares of a particular Index Fund also may be exchanged into Class I shares of any other Index Fund. In addition, Class I shares of the Index Funds may be exchanged into the other Vantagepoint Funds, provided such exchanges are permitted by the 1940 Act.

Class II shares of each Index Fund may not be exchanged for Class I shares of that or any other Index Fund, except as provided in "Index Funds--Conversions" below. Class II shares of a particular Index Fund may be exchanged into Class II shares of any other Index Funds. In addition, Class II shares of the Index Funds may be exchanged into the other Vantagepoint Funds, provided such exchanges are permitted by the 1940 Act. Such other Vantagepoint Funds may only have one share class available that have higher expense ratios than Class II shares.

Class II shares of each Index Fund that are held by employee benefit plans through Vantage Trust may be exchanged for shares in the PLUS Fund available from the Trust.

EXCHANGES--VANTAGEPOINT ELITE
-----------------------------

Vantagepoint Elite investors may exchange their shares of one Vantagepoint Fund for shares of another Vantagepoint Fund. Vantagepoint Elite investors may exchange shares on any business day by VantageLink, mail or telephone. If shares have been purchased by check, an investor will not be able to exchange those shares until the check has cleared (which may take up to 15 days from the date of purchase). Additional transaction fees may apply.

An exchange is a redemption of shares in one Fund and a purchase of shares of another Fund. The sale price and purchase price will be based on the NAV next calculated after the exchange request has been received and is in good order.

EXCHANGES BY TELEPHONE
----------------------

Investors may make daily exchanges through VantageLine, the Funds' automated service line by calling 1-800-669-7400. Instructions received through VantageLine must be accompanied by a Personal Identification Number. In addition, verbal instructions given to a telephone representative will be accepted upon verification of your identity and will be tape recorded to permit verification. Written confirmations are normally sent to investors on the business day following the day the transaction occurs. Investors should verify the accuracy of information in confirmations immediately upon receipt. See "VantageLine" below for more information.

VANTAGELINE
-----------

The Funds maintain VantageLine, an automated service line for the benefit of investors who have access to touch-tone telephones. You may use VantageLine to make exchanges among Funds and change your investment allocation. The phone number is 1-800-669-7400.

VantageLine is normally available 24 hours a day, seven days a week for your convenience; however, service availability is not guaranteed. Neither the Funds, the Funds' investment adviser nor the Funds' transfer agent will be responsible for any loss (or foregone gain) you may experience as a result of the service being unavailable or inoperative.

Should the VantageLine service or the "800" number become unavailable, transactions may be made by VantageLink, as described below, or by express mail at the shareholders' expense (see back cover for the Funds' address).

VANTAGELINK
-----------

The Funds maintain VantageLink, a home page on the Internet. The address is http://www.icmarc.org. Information available from the Internet includes account balances (which requires a special password), investment allocations, and investment performance. You may also execute transactions or make changes in your investment allocation via VantageLink. The transfer agent for the Funds will require that instructions received over the Internet be accompanied by a Personal Identification Number. Written confirmations will normally be sent on the business day after the transaction occurs. You should verify the accuracy of information in confirmations immediately upon receipt.

VantageLink is normally available 24 hours a day, seven days a week. However, service availability is not guaranteed. Like other Internet-based services, VantageLink may be subject to external transmission problems that are beyond the control of the Funds' management. Accordingly, neither the Funds, the Funds' investment adviser, nor the Funds' transfer agent will be responsible for any loss (or foregone gain) you may incur as a result of service being unavailable or delayed.

CONVERSIONS--INDEX FUNDS
------------------------

Each Index Fund will convert Class I shares into Class II shares effective the first day of the quarter following the quarter during which, based on asset levels at the end of the most recently completed quarter, an investor meets the eligibility criteria outlined in "Purchases, Exchanges, and Redemptions -- Purchases". Any such conversion will be preceded by written notice to the investor and will be effected on the basis of the relative net asset values of Class I shares and Class II shares of the applicable Index Fund without the imposition of any sales load, fee or other charge.

Each Index Fund may convert Class II shares into Class I shares if an investor no longer meets the eligibility criteria outlined in "Purchases, Exchanges, and Redemptions -- Purchases". Any such conversion will be preceded by written notice to the investor and will be effected on the basis of the relative net asset values of Class I shares and Class II shares of the applicable Index Fund without the imposition of any sales load, fee or other charge.

PURCHASES BY IRA INVESTORS
--------------------------

PAYROLL DEDUCTION IRAS

Purchases made through payroll deduction of IRA contributions will be handled the same as purchases made by employee benefit plans, but will require a separate account form or an electronic application via the IRA Wizard through VantageLink. Timing of investment, exchanges, and available services will be the same as those for employee benefit plans. See "Purchases by Employee Benefit Plans."

NON-PAYROLL DEDUCTION IRAS

First time IRA investors must fill out an IRA account application and mail it to the Funds along with a check. Please call 1-800-669-7400 for assistance when you are establishing a non-payroll deduction IRA account. Timing of investment, exchanges, and available services will be the same as those for employee benefit plans. See "Purchases by Employee Benefit Plans."

REDEMPTIONS
-----------

Shares may be redeemed on any business day, subject to certain restrictions imposed by the Internal Revenue Code of 1986, as amended on the timing of distributions under tax-favored employee benefit plans and IRAs. If investment in the Funds has been made through one or more of these plans, please call 1-800-669-7400 regarding these restrictions. With the exception of redemptions that are made to effect exchanges among the Vantagepoint Funds, redemption requests must be in writing.

REDEEMING SHARES IN WRITING

Write a letter of instruction with:

* Name of retirement plan, if applicable

* Your name and address

* The Fund's name

* Your social security number

* The dollar amount or number of shares to be redeemed

* How assets are to be distributed (by mail or by wire)

* If funds are to be distributed by wire, wire instructions.

A signature guarantee may be required, at the Funds' discretion, for certain redemptions.

REDEMPTIONS--VANTAGEPOINT ELITE
----------------------------------------------------

A Vantagepoint Elite investor may redeem shares on any business day by mail or telephone. The redemption price of each share will be the next NAV determined after the redemption request has been received and is in good order.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
----------------------------------------------------

FREQUENT TRADING GENERALLY--The Board of Directors has adopted the following policies regarding frequent trading in Fund shares:

The Funds discourage short-term or excessive trading, often referred to as "market timing," and intend to seek to restrict or reject such trading or take other action, as described below, when such trading is identified by the Fund or its transfer agent and in the judgment of the Fund's investment adviser or transfer agent, such trading may be detrimental to the interests of the Fund and its shareholders, as discussed below.

RISKS OF FREQUENT TRADES FOR THE FUNDS--Depending on various factors, including the size of a Fund, the amount of Fund assets typically maintained in cash or cash equivalents, and the dollar amount, number and frequency of trades, short-term or excessive trading may:

     - interfere with the efficient management of a Fund's portfolio,

     - increase a Fund's transaction costs, administrative costs or taxes,

     - impact Fund performance, and/or

     - otherwise be detrimental to the interests of a Fund and its shareholders.

In addition, under certain circumstances, frequent trading in Fund shares may dilute the value of a Fund's shares. This may happen when certain investors try to take advantage of possible delays between the change in the value of the Fund's portfolio holdings and the reflection of that change in the Fund's NAV. This is sometimes called "arbitrage market timing." Arbitrage market timing could, under certain circumstances, dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices of the Fund's portfolio securities. The risk of arbitrage market timing particularly applies to those Vantagepoint Funds that hold significant investments in foreign securities, as certain foreign markets close several hours ahead of the U.S. markets and to those Vantagepoint Funds that hold significant investments in small-cap securities, high-yield ("junk") bonds and other types of investments that may not trade frequently.

CONSEQUENCES OF FREQUENT TRADING FOR INVESTORS--If the Funds' adviser or transfer agent becomes aware that you are engaged in excessive short-term or frequent trading activity in a Fund, that the Funds or their service providers conclude may be detrimental to the Fund, the Funds' adviser and/or transfer agent, on behalf of the Funds, may take the following actions:

Barring Future Purchases--The Fund may temporarily or permanently bar your future purchases into the Fund (or other Vantagepoint Funds) or may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions.

Rejecting, Canceling and Revoking Purchases and Exchanges--The Funds' adviser and/or transfer agent, on behalf of the Funds, may reject any purchase or exchange order for any reason in their sole discretion, including for suspicion of frequent trading activities. Further, transactions placed in violation or suspected violation of the Funds' frequent trading policy are not necessarily deemed accepted by the Funds' adviser and/or transfer agent, on behalf of the Funds, and may be cancelled or revoked by the Funds' transfer agent effective the next business day following receipt by the Fund.

In evaluating an investor's trading activity, the Funds' adviser and transfer agent may consider, among other factors, the investor's trading history both directly and if known, through financial intermediaries, in the Fund, in other Vantagepoint Funds, in other mutual funds, or in accounts under common control or ownership.

STEPS TO REDUCE FREQUENT TRADING--The Funds' adviser and/or transfer agent are currently using several methods in an effort to reduce the risks of frequent trading. These include:

     - committing staff to review recent trades in Fund shares in an effort to identify possible frequent trading activity;

     - refusing, barring, or otherwise limiting purchase and exchange orders;

     - closing shareholder accounts and involuntarily redeeming Fund shares as permitted by law; or

     - imposing specific limitations on transfers in the International Fund and the Overseas Equity Index Fund (see below).

LIMITATIONS ON THE EFFECTIVENESS OF FREQUENT TRADING POLICIES--Though the Funds' frequent trading policies involve judgments that are inherently subjective and involve some selectivity in their application, the Funds' adviser and transfer agent, on behalf of the Funds, seek to make judgments and applications that are consistent with the interests of Fund shareholders. There is no assurance, however, that the Funds or their service providers will be able to completely eliminate, reduce or deter frequent trading activities.

TRADING THROUGH INTERMEDIARIES--You are subject to this policy whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through an employee benefit plan whose assets are held by the VantageTrust or another trustee or if you are investing through another intermediary.

While the Funds' adviser and transfer agent will encourage financial intermediaries to apply the Funds' market timing trading policy to their customers who invest indirectly in the Funds, the Funds' adviser and transfer agent are limited in their ability to monitor the trading activity or enforce the Funds' market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Funds' adviser and transfer agent may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds' market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds' adviser and transfer agent may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds' market timing trading policy.

No Exceptions--The Funds will not accommodate frequent trading by, or make any exceptions to these policies for, any particular Fund shareholder or category of shareholders.

The following transfer policy applies to the International Fund and Overseas Equity Index Fund:

Investors who transfer assets out of these Funds must wait at least 91 days before transferring assets back into the same Fund. This policy affects transfers only. It does not affect regular contributions or disbursements.

This policy is designed to protect long-term investors in these Funds. When money is transferred into or out of the Funds, the portfolio managers may be required to buy or sell securities. Because trading costs can be fairly high in an international equity portfolio, short-term trading may generate higher-than-usual transaction costs that are borne by all shareholders, including those who do not trade frequently.

The Funds also have adopted this policy to control frequent trading and to protect the interests of long-term investors in the Funds. The Funds will take steps to detect and deter such short-term trading, but there can be no assurances that all such trading will be detected and prevented. The Funds reserve the right to amend this policy at any time.

DISTRIBUTION ARRANGEMENTS
----------------------------------------------------

ICMA-RC Services, LLC ("RC Services") serves as distributor to the Funds. RC Services receives no compensation for its services as distributor. RC Services has entered into an agreement with UVEST Financial Service Group, Inc. ("UVEST"), a broker dealer not affiliated with RC Services or the Funds, wherein UVEST will make the Funds available on a retail basis to ICMA RC accountholders eligible for the Vantagepoint Elite program. RC Services has agreed to pay UVEST a fee, out of its own resources, of 0.13% assessed against the average daily assets invested in the Funds through this program.

TAXATION
--------------------------------------------------------------------------------

Each of the Vantagepoint Funds have elected to be treated and to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. A regulated investment company generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Funds distribute capital gains, if any, at least annually. The Money Market, Short-Term Bond, Core Bond Index and US Government Securities Funds distribute dividends monthly, and all of the remaining Funds distribute dividends annually.

Shareholders who invest in the Funds through section 401 plans, section 457 plans, IRAs, or the VantageCare Retirement Health Savings Plan will not be taxed on such distributions until such time as they receive distributions/withdrawals from such plans, programs or accounts. All earnings and gains are reinvested in the Fund and used to purchase additional shares.

Distributions paid to Vantagepoint Elite investors will normally be taxed as income or capital gains when they are received. Such dividends and distributions may be subject to federal, state and local taxation and are taxable whether or not they are reinvested. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and certain holding period requirements and other requirements are satisfied by you and by the Fund. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

In November 2001, the Funds began offering their shares to taxable investors. Before that time, the Funds offered their shares exclusively to retirement plans and other tax-exempt investors. The Funds' after-tax returns in the performance tables included in the "Investment Objectives, Investment Policies, Principal Investment Strategies, and Related Risks and Performance" section of this prospectus reflect the Funds' returns during periods when the Funds offered their shares exclusively to tax-exempt investors, and as a result may not be helpful to taxable investors.

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following financial highlights table is intended to help you understand a Fund's performance for the period of the Fund's operation. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2003 and for periods prior to 2001. The information for the fiscal years ended December 31, 2001 and December 31, 2002 was audited by Deloitte & Touche LLP. The report of PricewaterhouseCoopers LLP along with the financial statements and related notes, appears in the 2003 Annual Report which is available upon request.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      MONEY MARKET
                                        ------------------------------------------------------------------------
                                                                                                      FOR THE
                                                                                                    PERIOD FROM
                                          FOR THE        FOR THE        FOR THE        FOR THE        MARCH 1,
                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      1999* TO
                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                            2003           2002           2001           2000           1999
                                        ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $   1.00       $   1.00       $   1.00       $  1.00        $  1.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)........        0.01           0.01           0.04          0.06           0.04
  Net realized and unrealized gain
    (loss) on investments and futures
    and foreign currency
    transactions......................          --           0.00           0.00          0.00           0.00
                                          --------       --------       --------       -------        -------
TOTAL FROM INVESTMENT OPERATIONS......        0.01           0.01           0.04          0.06           0.04
                                          --------       --------       --------       -------        -------
LESS DISTRIBUTIONS:
  From net investment income..........       (0.01)         (0.01)         (0.04)        (0.06)         (0.04)
                                          --------       --------       --------       -------        -------
TOTAL DISTRIBUTIONS...................       (0.01)         (0.01)         (0.04)        (0.06)         (0.04)
                                          --------       --------       --------       -------        -------
NET ASSET VALUE, END OF PERIOD........    $   1.00       $   1.00       $   1.00       $  1.00        $  1.00
                                          ========       ========       ========       =======        =======
Total return..........................        0.60%          1.32%          3.70%         6.05%          4.00%++
Ratios/Supplemental data:
  Net assets, end of period (000).....    $105,762       $138,232       $119,652       $93,385        $76,773
Ratios to average net assets:
  Ratio of expenses to average net
    assets............................        0.52%          0.49%          0.46%         0.46%          0.47%+
  Ratio of net investment income to
    average net assets................        0.60%          1.79%          4.01%         6.35%          4.70%+
(1) Ratio of expenses to average net
  assets prior to expense reductions
  and reimbursed expenses.............         N/A           0.52%          0.53%         0.52%          0.52%+
(2) Ratio of net investment income to
  average net assets prior to expense
  reductions and reimbursed
  expenses............................         N/A           1.76%          3.94%         6.30%          4.65%+
Portfolio turnover....................         N/A            N/A            N/A           N/A            N/A

------------------
  + -- Annualized
 ++ -- Not annualized
  * -- Commencement of operations
N/A -- Not applicable

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       INCOME PRESERVATION
                                                   ---------------------------

                                                     FOR THE        FOR THE
                                                    YEAR ENDED     YEAR ENDED
                                                   DECEMBER 31,   DECEMBER 31,
                                                       2003          2002-
                                                   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD.............    $ 100.00       $ 100.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...................        3.46           4.02
  Net realized and unrealized gain (loss) on
    investments and futures and foreign currency
    transactions.................................        0.00**         0.00**
                                                     --------       --------
TOTAL FROM INVESTMENT OPERATIONS.................        3.46           4.02
                                                     --------       --------
LESS DISTRIBUTIONS:
  From net investment income.....................       (3.34)         (4.02)
  From net realized gains........................       (0.05)         (0.47)
  Reverse stock split............................        0.05           0.47
  Return of Capital..............................       (0.12)          0.00
                                                     --------       --------
TOTAL DISTRIBUTIONS..............................       (3.46)         (4.02)
                                                     --------       --------
NET ASSET VALUE, END OF PERIOD...................    $ 100.00       $ 100.00
                                                     ========       ========
Total return.....................................        3.51%          4.09%
Ratios/Supplemental data:
  Net assets, end of period (000)................    $619,964       $454,683
Ratios to average net assets:
  Ratio of expenses to average net assets........        0.82%          0.83%
  Ratio of net investment income to average net
    assets.......................................        3.42%          4.02%
Portfolio turnover...............................         211%           310%

                                                         INCOME PRESERVATION
                                                   -------------------------------
                                                                        FOR THE
                                                                      PERIOD FROM
                                                     FOR THE          DECEMBER 4,
                                                    YEAR ENDED          2000* TO
                                                   DECEMBER 31,       DECEMBER 31,
                                                     2001(a)#            2000#
                                                   ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD.............    $ 100.00           $ 100.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...................        5.08               0.47
  Net realized and unrealized gain (loss) on
    investments and futures and foreign currency
    transactions.................................        0.00**             0.00
                                                     --------           --------
TOTAL FROM INVESTMENT OPERATIONS.................        5.08               0.47
                                                     --------           --------
LESS DISTRIBUTIONS:
  From net investment income.....................       (4.93)             (0.47)
  From net realized gains........................       (2.45)             (0.00)
  Reverse stock split............................        2.45               0.00
  Return of Capital..............................       (0.15)              0.00
                                                     --------           --------
TOTAL DISTRIBUTIONS..............................       (5.08)             (0.47)
                                                     --------           --------
NET ASSET VALUE, END OF PERIOD...................    $ 100.00           $ 100.00
                                                     ========           ========
Total return.....................................        5.18%              0.46%++
Ratios/Supplemental data:
  Net assets, end of period (000)................    $408,910           $329,137
Ratios to average net assets:
  Ratio of expenses to average net assets........        0.84%              0.78%+
  Ratio of net investment income to average net
    assets.......................................        5.06%              6.90%+
Portfolio turnover...............................         213%               139%++

------------------
  + --  Annualized
 ++ --  Not annualized
  * --  Commencement of operations
  - --  Per share amounts were calculated using average shares outstanding.
 (a) -- The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the period ended December 31, 2001 was an increase in net investment income per share of less than $0.01, a decrease in net realized and unrealized gains and losses per share of less than $0.01, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
N/A --  Not applicable
  # -- Per share amounts were restated to reflect a 0.9953 reverse stock split effective December 27, 2002.
 *** -- Rounds to less than $0.01

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                US GOVERNMENT SECURITIES
                                        ------------------------------------------------------------------------
                                                                                                      FOR THE
                                                                                                    PERIOD FROM
                                          FOR THE        FOR THE        FOR THE        FOR THE        MARCH 1,
                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      1999* TO
                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                            2003           2002         2001(a)          2000           1999
                                        ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $  10.76       $  10.34       $  10.07       $  9.50        $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............        0.27           0.34           0.46          0.53           0.44
  Net realized and unrealized gain
    (loss) on investments and futures
    and foreign currency
    transactions......................       (0.10)          0.54           0.27          0.57          (0.50)
                                          --------       --------       --------       -------        -------
TOTAL FROM INVESTMENT OPERATIONS......        0.17           0.88           0.73          1.10          (0.06)
                                          --------       --------       --------       -------        -------
LESS DISTRIBUTIONS:
  From net investment income..........       (0.30)         (0.35)         (0.46)        (0.53)         (0.44)
  From net realized gains.............       (0.09)         (0.11)         (0.00)        (0.00)         (0.00)
                                          --------       --------       --------       -------        -------
TOTAL DISTRIBUTIONS...................       (0.39)         (0.46)         (0.46)        (0.53)         (0.44)
                                          --------       --------       --------       -------        -------
NET ASSET VALUE, END OF PERIOD........    $  10.54       $  10.76       $  10.34       $ 10.07        $  9.50
                                          ========       ========       ========       =======        =======
Total return..........................        1.66%          8.76%          7.42%        12.00%         -0.66%++
Ratios/Supplemental data:
  Net assets, end of period (000).....    $188,546       $235,644       $150,807       $87,209        $76,468
Ratios to average net assets:
  Ratio of expenses to average net
    assets............................        0.61%          0.61%          0.64%         0.68%          0.66%+
  Ratio of net investment income to
    average net assets................        2.57%          3.30%          4.52%         5.54%          5.26%+
Portfolio turnover....................         120%           114%           278%          121%           176%++

------------------
 + --  Annualized
++ --  Not annualized
 * --  Commencement of operations
(a) -- The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was an increase in net investment income per share of less than $0.01, a decrease in net realized and unrealized gains and losses per share of less than $0.01, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    ASSET ALLOCATION
                                        ------------------------------------------------------------------------
                                                                                                      FOR THE
                                                                                                    PERIOD FROM
                                          FOR THE        FOR THE        FOR THE        FOR THE        MARCH 1,
                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      1999* TO
                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                            2003           2002         2001(a)          2000           1999
                                        ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $   5.49       $   6.52       $   9.96       $  10.49      $    10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............        0.07           0.10           0.21           0.29            0.24
  Net realized and unrealized gain
    (loss) on investments and futures
    and foreign currency
    transactions......................        1.35          (1.13)         (0.83)         (0.36)           0.62
                                          --------       --------       --------       --------      ----------
TOTAL FROM INVESTMENT OPERATIONS......        1.42          (1.03)         (0.62)         (0.07)           0.86
                                          --------       --------       --------       --------      ----------
LESS DISTRIBUTIONS:
  From net investment income..........       (0.16)          0.00          (0.21)         (0.29)          (0.24)
  From net realized gains.............        0.00           0.00          (1.10)         (0.17)          (0.13)
  In excess of net realized gain on
    investments.......................        0.00           0.00          (1.22)          0.00            0.00
  Return of Capital...................        0.00           0.00          (0.29)          0.00            0.00
                                          --------       --------       --------       --------      ----------
TOTAL DISTRIBUTIONS...................       (0.16)          0.00          (2.82)         (0.46)          (0.37)
                                          --------       --------       --------       --------      ----------
NET ASSET VALUE, END OF PERIOD........    $   6.75       $   5.49       $   6.52       $   9.96      $    10.49
                                          ========       ========       ========       ========      ==========
Total return..........................       25.97%        -15.80%         -5.42%         -0.71%           8.61%
Ratios/Supplemental data:
  Net assets, end of period (000).....    $784,440       $648,156       $876,207       $986,504      $1,100,101
Ratios to average net assets:
  Ratio of expenses to average net
    assets............................        0.76%          0.75%          0.75%          0.78%           0.80%+
  Ratio of net investment income to
    average net assets................        1.06%          1.61%          2.21%          2.61%           2.68%+
Portfolio turnover....................          17%            25%           107%            19%              6%++

------------------
 + --  Annualized
++ --  Not annualized
 * --  Commencement of operations
(a) -- The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended December 31, 2001 was an increase in net investment income per share of less than $0.01, a decrease in net realized and unrealized gains and losses per share of less than $0.01, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     EQUITY INCOME
                                        ------------------------------------------------------------------------
                                                                                                      FOR THE
                                                                                                    PERIOD FROM
                                          FOR THE        FOR THE        FOR THE        FOR THE        MARCH 1,
                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      1999* TO
                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                            2003           2002           2001           2000           1999
                                        ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $   5.98       $   7.12       $   8.15       $   7.16       $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............        0.08           0.09           0.11           0.15           0.18
  Net realized and unrealized gain
    (loss) on investments and futures
    and foreign currency
    transactions......................        1.90          (1.15)          0.06           1.11          (0.68)
                                          --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS......        1.98          (1.06)          0.17           1.26          (0.50)
                                          --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income..........       (0.08)         (0.08)         (0.11)         (0.15)         (0.18)
  From net realized gains.............        0.00           0.00          (0.29)         (0.12)         (2.16)
  In excess of net realized gain on
    investments.......................        0.00           0.00          (0.78)          0.00           0.00
  Return of Capital...................        0.00           0.00          (0.02)          0.00           0.00
                                          --------       --------       --------       --------       --------
TOTAL DISTRIBUTIONS...................       (0.08)         (0.08)         (1.20)         (0.27)         (2.34)
                                          --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD........    $   7.88       $   5.98       $   7.12       $   8.15       $   7.16
                                          ========       ========       ========       ========       ========
Total return..........................       33.09%        -14.96%          2.92%         17.56%         -4.60%++
Ratios/Supplemental data:
  Net assets, end of period (000).....    $824,093       $565,046       $628,075       $522,954       $486,690
Ratios to average net assets:
  Ratio of expenses to average net
    assets............................        0.92%          0.92%          0.94%          0.85%          0.76%+
  Ratio of net investment income to
    average net assets................        1.25%          1.21%          1.37%          2.00%          2.07%+
(1) Ratio of expenses to average net
  assets after to expense reductions
  and reimbursed expenses.............         N/A           0.90%          0.92%          0.79%          0.75%+
(2) Ratio of net investment income to
  average net assets after expense
  reductions and reimbursed
  expenses............................         N/A           1.23%          1.39%          2.06%          2.08%+
Portfolio turnover....................          13%            17%            16%            58%            77%++

------------------
 + -- Annualized
++ -- Not annualized
 * -- Commencement of operations

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    GROWTH & INCOME
                                        ------------------------------------------------------------------------
                                                                                                      FOR THE
                                                                                                    PERIOD FROM
                                          FOR THE        FOR THE        FOR THE        FOR THE        MARCH 1,
                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      1999* TO
                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                            2003           2002           2001           2000           1999
                                        ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $   7.24       $   9.45       $  10.83       $  11.85       $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............        0.06           0.05           0.05           0.06           0.01
  Net realized and unrealized gain
    (loss) on investments and futures
    and foreign currency
    transactions......................        2.15          (2.22)         (0.62)          0.44           2.31
                                          --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS......        2.21          (2.17)         (0.57)          0.50           2.32
                                          --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income..........       (0.07)         (0.04)         (0.05)         (0.06)         (0.01)
  From net realized gains.............        0.00           0.00           0.00          (1.46)         (0.46)
  In excess of net realized gain on
    investments.......................        0.00           0.00          (0.70)          0.00           0.00
  Return of Capital...................        0.00           0.00          (0.06)          0.00           0.00
                                          --------       --------       --------       --------       --------
TOTAL DISTRIBUTIONS...................       (0.07)         (0.04)         (0.81)         (1.52)         (0.47)
                                          --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD........    $   9.38       $   7.24       $   9.45       $  10.83       $  11.85
                                          ========       ========       ========       ========       ========
Total return..........................       30.49%        -22.93%         -4.77%          4.21%         23.50%++
Ratios/Supplemental data:
  Net assets, end of period (000).....    $765,115       $515,597       $436,285       $376,137       $235,062
Ratios to average net assets:
  Ratio of expenses to average net
    assets............................        0.83%          0.84%          0.88%          0.82%          0.96%+
  Ratio of net investment income to
    average net assets................        0.86%          0.76%          0.52%          0.58%          0.15%+
(1) Ratio of expenses to average net
  assets after expense reductions and
  reimbursed expenses.................         N/A           0.81%          0.85%          0.79%          0.94%+
(2) Ratio of net investment income to
  average net assets after expense
  reductions and reimbursed
  expenses............................         N/A           0.79%          0.55%          0.61%          0.17%+
Portfolio turnover....................          22%            29%            58%            94%            51%++

------------------
 + -- Annualized
++ -- Not annualized
 * -- Commencement of operations

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         GROWTH
                                        ------------------------------------------------------------------------
                                                                                                      FOR THE
                                                                                                    PERIOD FROM
                                          FOR THE        FOR THE        FOR THE        FOR THE        MARCH 1,
                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      1999* TO
                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                            2003           2002           2001           2000           1999
                                        ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................   $     6.27     $     8.28     $    10.77     $    13.21     $    10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)........         0.00**         0.00**        (0.00)**       (0.01)          0.00**
  Net realized and unrealized gain
    (loss) on investments and futures
    and foreign currency
    transactions......................         1.80          (2.01)         (1.69)         (0.33)          3.95
                                         ----------     ----------     ----------     ----------     ----------
TOTAL FROM INVESTMENT OPERATIONS......         1.80          (2.01)         (1.69)         (0.34)          3.95
                                         ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS:
  From net investment income..........        (0.00)**       (0.00)**       (0.00)         (0.02)         (0.00)**
  From net realized gains.............         0.00           0.00          (0.00)         (2.08)         (0.74)
  In excess of net realized gain on
    investments.......................         0.00           0.00          (0.72)          0.00           0.00
  Return of Capital...................         0.00           0.00          (0.08)          0.00           0.00
                                         ----------     ----------     ----------     ----------     ----------
TOTAL DISTRIBUTIONS...................        (0.00)**       (0.00)**       (0.80)         (2.10)         (0.74)
                                         ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD........   $     8.07     $     6.27     $     8.28     $    10.77     $    13.21
                                         ==========     ==========     ==========     ==========     ==========
Total return..........................        28.71%        -24.26%        -15.21%         -2.56%         40.03%++
Ratios/Supplemental data:
  Net assets, end of period (000).....   $2,895,641     $2,060,555     $2,810,546     $3,349,618     $3,361,695
Ratios to average net assets:
  Ratio of expenses to average net
    assets............................         0.96%          0.91%          0.89%          0.86%          0.81%+
  Ratio of net investment income
    (loss) to average net assets......         0.05%         -0.01%         -0.05%         -0.09%         -0.02%+
(1) Ratio of expenses to average net
  assets after expense reductions and
  reimbursed expenses.................          N/A           0.88%          0.88%          0.84%          0.80%+
(2) Ratio of net investment income
  (loss) to average net assets after
  expense reductions and reimbursed
  expenses............................          N/A          -0.02%         -0.04%         -0.07%         -0.01%+
Portfolio turnover....................           46%            74%            40%            59%           129%++

------------------
 + -- Annualized
++ -- Not annualized
 * -- Commencement of operations
** -- Rounds to less than $0.01

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      AGGRESSIVE OPPORTUNITIES
                                              ------------------------------------------------------------------------
                                                                                                            FOR THE
                                                                                                          PERIOD FROM
                                                FOR THE        FOR THE        FOR THE        FOR THE        MARCH 1,
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      1999* TO
                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                  2003           2002           2001           2000           1999
                                              ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD........    $   6.27       $  10.19       $  11.82       $  15.82       $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss.......................       (0.00)**       (0.04)         (0.07)         (0.03)         (0.04)
  Net realized and unrealized gain (loss) on
    investments and futures and foreign
    currency transactions...................        2.80          (3.88)         (1.56)         (1.45)          6.34
                                                --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS............        2.80          (3.92)         (1.63)         (1.48)          6.30
                                                --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income................       (0.00)**        0.00           0.00           0.00           0.00
  In excess of net investment income........       (0.00)**        0.00           0.00           0.00           0.00
  From net realized gains...................        0.00           0.00           0.00          (2.52)         (0.48)
  In excess of net realized gain on
    investments.............................        0.00           0.00          (0.00)**        0.00           0.00
                                                --------       --------       --------       --------       --------
TOTAL DISTRIBUTIONS.........................       (0.00)          0.00           0.00          (2.52)         (0.48)
                                                --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD..............    $   9.07       $   6.27       $  10.19       $  11.82       $  15.82
                                                ========       ========       ========       ========       ========
Total return................................       44.68%        -38.47%        -13.75%         -9.35%         63.39%++
Ratios/Supplemental data:
  Net assets, end of period (000)...........    $938,791       $572,470       $819,047       $850,915       $631,505
Ratios to average net assets:
  Ratio of expenses to average net assets...        1.23%          1.18%          1.24%          1.25%          1.28%+
  Ratio of net investment loss to average
    net assets..............................       -0.13%         -0.58%         -0.72%         -0.29%         -0.48%+
(1) Ratio of expenses to average net assets
  after expense reductions and reimbursed
  expenses..................................         N/A           1.14%          1.19%          1.24%          1.28%+
(2) Ratio of net investment income (loss) to
  average net assets after expense
  reductions and reimbursed expenses........         N/A          -0.54%         -0.67%         -0.28%         -0.48%+
Portfolio turnover..........................          75%           128%           102%            41%            50%++

------------------
 + -- Annualized
++ -- Not annualized
 * -- Commencement of operations
** -- Rounds to less than $0.01

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     INTERNATIONAL
                                        ------------------------------------------------------------------------
                                                                                                      FOR THE
                                                                                                    PERIOD FROM
                                          FOR THE        FOR THE        FOR THE        FOR THE        MARCH 1,
                                         YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      1999* TO
                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                            2003           2002           2001           2000           1999
                                        ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $   6.80       $   8.20       $  10.73       $  13.76       $  10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............        0.06           0.07           0.06           0.07           0.08
  Net realized and unrealized gain
    (loss) on investments and futures
    and foreign currency
    transactions......................        2.07          (1.39)         (2.23)         (2.12)          4.15
                                          --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS......        2.13          (1.32)         (2.17)         (2.05)          4.23
                                          --------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income..........       (0.09)         (0.08)         (0.00)         (0.12)         (0.15)
  From net realized gains.............        0.00           0.00          (0.00)         (0.86)         (0.32)
  In excess of net realized gain on
    investments.......................        0.00           0.00          (0.25)          0.00           0.00
  Return of Capital...................       (0.00)**        0.00          (0.11)          0.00           0.00
                                          --------       --------       --------       --------       --------
TOTAL DISTRIBUTIONS...................       (0.09)         (0.08)         (0.36)         (0.98)         (0.47)
                                          --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD........    $   8.84       $   6.80       $   8.20       $  10.73       $  13.76
                                          ========       ========       ========       ========       ========
Total return..........................       31.31%        -16.08%        -20.16%        -14.91%         42.62%++
Ratios/Supplemental data:
  Net assets, end of period (000).....    $471,495       $282,921       $304,357       $326,534       $316,937
Ratios to average net assets:
  Ratio of expenses to average net
    assets............................        1.22%          1.20%          1.20%          1.15%          1.14%+
  Ratio of net investment income to
    average net assets................        0.93%          0.85%          0.54%          0.44%          0.84%+
(1) Ratio of expenses to average net
  assets after expense reductions and
  reimbursed expenses.................         N/A           1.16%          1.18%          1.13%          1.12%+
(2) Ratio of net investment income to
  average net assets after expense
  reductions and reimbursed
  expenses............................         N/A           0.89%          0.56%          0.46%          0.86%+
Portfolio turnover....................          38%            81%            37%            40%            29%++

------------------
 + -- Annualized
++ -- Not annualized
 * -- Commencement of operations
** -- Rounds to less than $0.01

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            CORE BOND INDEX
                      --------------------------------------------------------------------------------------------

                            FOR THE                FOR THE                  FOR THE                  FOR THE
                           YEAR ENDED             YEAR ENDED               YEAR ENDED              YEAR ENDED
                          DECEMBER 31,           DECEMBER 31,             DECEMBER 31,            DECEMBER 31,
                              2003                   2002                     2001                    2000
                      --------------------   --------------------   ------------------------   -------------------
                      CLASS I    CLASS II    CLASS I    CLASS II    CLASS I(a)   CLASS II(a)   CLASS I    CLASS II
                      --------   ---------   --------   ---------   ----------   -----------   --------   --------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD............  $  10.46   $  10.49    $  10.07   $  10.10     $   9.85     $   9.88     $   9.41   $  9.43
INCOME FROM
  INVESTMENT
  OPERATIONS:
  Net investment
    income..........      0.40       0.42        0.50       0.53         0.52         0.55         0.60      0.62
  Net realized and
    unrealized gain
    (loss) on
    investments and
    futures and
    foreign
    currency........     (0.04)     (0.02)       0.44       0.43         0.30         0.29         0.44      0.45
                      --------   --------    --------   --------     --------     --------     --------   -------
TOTAL FROM
  INVESTMENT
  OPERATIONS........      0.36       0.40        0.94       0.96         0.82         0.84         1.04      1.07
                      --------   --------    --------   --------     --------     --------     --------   -------
LESS DISTRIBUTIONS:
  From net
    investment
    income..........     (0.49)     (0.52)      (0.55)     (0.57)       (0.60)       (0.62)       (0.60)    (0.62)
  From net realized
    gains...........     (0.06)     (0.06)         --         --           --           --           --        --
                      --------   --------    --------   --------     --------     --------     --------   -------
TOTAL
  DISTRIBUTIONS.....     (0.55)     (0.58)      (0.55)     (0.57)       (0.60)       (0.62)       (0.60)    (0.62)
                      --------   --------    --------   --------     --------     --------     --------   -------
NET ASSET VALUE, END
  OF PERIOD.........  $  10.27   $  10.31    $  10.46   $  10.49     $  10.07     $  10.10     $   9.85   $  9.88
                      ========   ========    ========   ========     ========     ========     ========   =======
Total return........      3.59%      3.88%       9.69%      9.88%        8.51%        8.71%       11.43%    11.73%
Ratios/Supplemental
  data:
  Net assets, end of
    period (000)....  $452,739   $138,655    $384,323   $150,365     $343,980     $116,664     $293,330   $81,972
Ratios to average
  net assets:
  Ratio of expenses
    to average net
    assets**........      0.48%      0.28%       0.48%      0.28%        0.48%        0.28%        0.47%     0.27%
  Ratio of net
    investment
    income to
    average net
    assets..........      3.85%      4.05%       4.90%      5.10%        5.58%        5.78%        6.30%     6.53%

                                CORE BOND INDEX
                      -----------------------------------
                      FOR THE PERIOD       FOR THE PERIOD
                      FROM MARCH 1,        FROM APRIL 5,
                         1999* TO             1999*TO
                       DECEMBER 31,         DECEMBER 31,
                           1999                 1999
                      --------------       --------------
                         CLASS I              CLASS II
                      --------------       --------------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD............     $  10.00             $ 10.00
INCOME FROM
  INVESTMENT
  OPERATIONS:
  Net investment
    income..........         0.49                0.45
  Net realized and
    unrealized gain
    (loss) on
    investments and
    futures and
    foreign
    currency........        (0.59)              (0.57)
                         --------             -------
TOTAL FROM
  INVESTMENT
  OPERATIONS........        (0.10)              (0.12)
                         --------             -------
LESS DISTRIBUTIONS:
  From net
    investment
    income..........        (0.49)              (0.45)
  From net realized
    gains...........           --                  --
                         --------             -------
TOTAL
  DISTRIBUTIONS.....        (0.49)              (0.45)
                         --------             -------
NET ASSET VALUE, END
  OF PERIOD.........     $   9.41             $  9.43
                         ========             =======
Total return........        -1.05%++            -1.19%++
Ratios/Supplemental
  data:
  Net assets, end of
    period (000)....     $261,607             $48,288
Ratios to average
  net assets:
  Ratio of expenses
    to average net
    assets**........         0.47%+              0.27%+
  Ratio of net
    investment
    income to
    average net
    assets..........         5.99%+              6.26%+

------------------
 + --  Annualized
++ --  Not annualized
 * --  Commencement of operations
(a) -- The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the period ended December 31, 2001 was a decrease in net investment income per share of $0.08 and $0.07, for Class I and Class II, respectively, an increase in net realized and unrealized gains and losses per share of $0.08 and $0.07, for Class I and Class II, respectively, and a decrease in the ratio of net investment income to average net assets from 5.98% to 5.58% and from 6.17% to 5.78% for Class I and Class II, respectively. Per share data and ratios/supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
** --  Includes effect of expenses allocated from Master Investment Portfolio

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                               500 STOCK INDEX
                        -------------------------------------------------------------

                              FOR THE              FOR THE              FOR THE
                            YEAR ENDED            YEAR ENDED           YEAR ENDED
                           DECEMBER 31,          DECEMBER 31,         DECEMBER 31,
                               2003                  2002                 2001
                        -------------------   ------------------   ------------------
                        CLASS I    CLASS II   CLASS I   CLASS II   CLASS I   CLASS II
                        --------   --------   -------   --------   -------   --------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD..............  $   6.94   $   6.61   $  9.05   $   8.62   $ 10.43   $   9.95
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income............      0.09       0.11      0.09       0.10      0.08       0.09
  Net realized and
    unrealized gain
    (loss) on
    investments and
    futures and
    foreign
    currency..........      1.85       1.75     (2.11)     (2.01)    (1.37)     (1.31)
                        --------   --------   -------   --------   -------   --------
TOTAL FROM INVESTMENT
  OPERATIONS..........      1.94       1.86     (2.02)     (1.91)    (1.29)     (1.22)
                        --------   --------   -------   --------   -------   --------
LESS DISTRIBUTIONS:
  From net investment
    income............     (0.09)     (0.10)    (0.09)     (0.10)    (0.08)     (0.10)
  From net realized
    gains.............      0.00       0.00      0.00       0.00     (0.00)     (0.00)
  Return of Capital...      0.00       0.00      0.00       0.00     (0.01)     (0.01)
                        --------   --------   -------   --------   -------   --------
TOTAL DISTRIBUTIONS...     (0.09)     (0.10)    (0.09)     (0.10)    (0.09)     (0.11)
                        --------   --------   -------   --------   -------   --------
NET ASSET VALUE, END
  OF PERIOD...........  $   8.79   $   8.37   $  6.94   $   6.61   $  9.05   $   8.62
                        ========   ========   =======   ========   =======   ========
Total return..........     27.98%     28.24%   -22.39%    -22.17%   -12.29%    -12.17%
Ratios/Supplemental
  data:
  Net assets, end of
    period (000)......  $130,663   $185,901   $85,250   $120,784   $97,478   $144,574
Ratios to average net
  assets:
  Ratio of expenses to
    average net
    assets**..........      0.47%      0.27%     0.47%      0.27%     0.47%      0.27%
  Ratio of net
    investment income
    to average net
    assets............      1.33%      1.52%     1.17%      1.37%     0.89%      1.09%

                                             500 STOCK INDEX
                        ---------------------------------------------------------
                                              FOR THE PERIOD       FOR THE PERIOD
                              FOR THE         FROM MARCH 1,        FROM APRIL 5,
                            YEAR ENDED           1999*TO              1999*TO
                           DECEMBER 31,        DECEMBER 31,         DECEMBER 31,
                               2000                1999                 1999
                        -------------------   --------------       --------------
                        CLASS I    CLASS II      CLASS I              CLASS II
                        --------   --------   --------------       --------------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD..............  $  11.85   $  11.32      $  10.00             $  10.00
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income............      0.10       0.10          0.09                 0.08
  Net realized and
    unrealized gain
    (loss) on
    investments and
    futures and
    foreign
    currency..........     (1.24)     (1.16)         1.86                 1.36
                        --------   --------      --------             --------
TOTAL FROM INVESTMENT
  OPERATIONS..........     (1.14)     (1.06)         1.95                 1.44
                        --------   --------      --------             --------
LESS DISTRIBUTIONS:
  From net investment
    income............     (0.07)     (0.10)        (0.07)               (0.09)
  From net realized
    gains.............     (0.21)     (0.21)        (0.03)               (0.03)
  Return of Capital...      0.00       0.00          0.00                 0.00
                        --------   --------      --------             --------
TOTAL DISTRIBUTIONS...     (0.28)     (0.31)        (0.10)               (0.12)
                        --------   --------      --------             --------
NET ASSET VALUE, END
  OF PERIOD...........  $  10.43   $   9.95      $  11.85             $  11.32
                        ========   ========      ========             ========
Total return..........     -9.61%     -9.36%        19.52%++             14.44%++
Ratios/Supplemental
  data:
  Net assets, end of
    period (000)......  $100,732   $149,423      $135,372             $119,236
Ratios to average net
  assets:
  Ratio of expenses to
    average net
    assets**..........      0.44%      0.24%         0.44%+               0.24%+
  Ratio of net
    investment income
    to average net
    assets............      0.83%      1.02%         1.04%+               1.23%+

------------------
 + -- Annualized
++ -- Not annualized
 * -- Commencement of operations
** -- Includes effect of expenses allocated from Master Investment Portfolio

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                 BROAD MARKET INDEX
                       -----------------------------------------------------------------------

                             FOR THE               FOR THE                 FOR THE
                           YEAR ENDED            YEAR ENDED              YEAR ENDED
                          DECEMBER 31,          DECEMBER 31,            DECEMBER 31,
                              2003                  2002                    2001
                       -------------------   -------------------   -----------------------
                       CLASS I    CLASS II   CLASS I    CLASS II   CLASS I        CLASS II
                       --------   --------   --------   --------   --------       --------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD.............  $   6.89   $   6.54   $   8.80       8.35   $  10.17       $   9.67
INCOME FROM
  INVESTMENT
  OPERATIONS:
  Net investment
    income...........      0.08       0.10       0.09       0.09       0.08           0.09
  Net realized and
    unrealized gain
    (loss) on
    investments and
    futures and
    foreign currency
    transactions.....      2.06       1.95      (1.99)     (1.88)     (1.30)         (1.24)
                       --------   --------   --------   --------   --------       --------
TOTAL FROM INVESTMENT
  OPERATIONS.........      2.14       2.05      (1.90)     (1.79)     (1.22)         (1.15)
                       --------   --------   --------   --------   --------       --------
LESS DISTRIBUTIONS:
  From net investment
    income...........     (0.08)     (0.10)     (0.01)     (0.02)     (0.06)         (0.08)
  From net realized
    gains............      0.00       0.00       0.00       0.00      (0.09)         (0.09)
                       --------   --------   --------   --------   --------       --------
TOTAL
  DISTRIBUTIONS......     (0.08)     (0.10)     (0.01)     (0.02)     (0.15)         (0.17)
                       --------   --------   --------   --------   --------       --------
NET ASSET VALUE, END
  OF PERIOD..........  $   8.95   $   8.49   $   6.89   $   6.54   $   8.80       $   8.35
                       ========   ========   ========   ========   ========       ========
Total return.........     31.08%     31.30%    -21.62%    -21.39%    -11.87%        -11.73%
Ratios/Supplemental
  data:
  Net assets, end of
    period (000).....  $267,250   $272,411   $190,706   $188,942   $255,532       $240,617
Ratios to average net
  assets:
  Ratio of expenses
    to average net
    assets**.........      0.48%      0.28%      0.49%      0.29%      0.47%          0.27%
  Ratio of net
    investment income
    (loss) to average
    net assets.......      1.22%      1.42%      1.07%      1.27%      0.85%          1.05%

                                          BROAD MARKET INDEX
                       --------------------------------------------------------
                                                FOR THE             FOR THE
                                              PERIOD FROM         PERIOD FROM
                             FOR THE           MARCH 1,             APRIL 5,
                           YEAR ENDED          1999* TO             1999* TO
                          DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                              2000               1999                 1999
                       -------------------   -------------       --------------
                       CLASS I    CLASS II      CLASS I             CLASS II
                       --------   --------   -------------       --------------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD.............  $  12.21   $  11.68     $  10.00             $  10.00
INCOME FROM
  INVESTMENT
  OPERATIONS:
  Net investment
    income...........      0.11       0.10         0.10                 0.09
  Net realized and
    unrealized gain
    (loss) on
    investments and
    futures and
    foreign currency
    transactions.....     (1.42)     (1.35)        2.30                 1.80
                       --------   --------     --------             --------
TOTAL FROM INVESTMENT
  OPERATIONS.........     (1.31)     (1.25)        2.40                 1.89
                       --------   --------     --------             --------
LESS DISTRIBUTIONS:
  From net investment
    income...........     (0.08)     (0.11)       (0.09)               (0.11)
  From net realized
    gains............     (0.65)     (0.65)       (0.10)               (0.10)
                       --------   --------     --------             --------
TOTAL
  DISTRIBUTIONS......     (0.73)     (0.76)       (0.19)               (0.21)
                       --------   --------     --------             --------
NET ASSET VALUE, END
  OF PERIOD..........  $  10.17   $   9.67     $  12.21             $  11.68
                       ========   ========     ========             ========
Total return.........    -10.78%    -10.69%       24.07%++             19.01%++
Ratios/Supplemental
  data:
  Net assets, end of
    period (000).....  $313,268   $248,565     $519,581             $163,050
Ratios to average net
  assets:
  Ratio of expenses
    to average net
    assets**.........      0.47%      0.27%        0.46%+               0.26%+
  Ratio of net
    investment income
    (loss) to average
    net assets.......      0.74%      0.94%        0.99%+               1.18%+

------------------
 + -- Annualized
++ -- Not annualized
 * -- Commencement of operations
** -- Includes effect of expenses allocated from Master Investment Portfolio

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                     MID/SMALL COMPANY INDEX
                       -----------------------------------------------------------------------------------

                             FOR THE               FOR THE            FOR THE YEAR         FOR THE YEAR
                           YEAR ENDED            YEAR ENDED              ENDED                ENDED
                          DECEMBER 31,          DECEMBER 31,          DECEMBER 31,         DECEMBER 31,
                              2003                  2002                  2001                 2000
                       -------------------   -------------------   ------------------   ------------------
                       CLASS I    CLASS II   CLASS I    CLASS II   CLASS I   CLASS II   CLASS I   CLASS II
                       --------   --------   --------   --------   -------   --------   -------   --------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD.............  $   8.33   $   7.99   $  10.21   $   9.78   $ 11.50   $ 11.02    $ 13.92   $ 13.37
INCOME FROM
  INVESTMENT
  OPERATIONS:
  Net investment
    income...........      0.04       0.06       0.06       0.08      0.07      0.08       0.06      0.09
  Net realized and
    unrealized gain
    (loss) on
    investments and
    futures and
    foreign currency
    transactions.....      3.47       3.34      (1.94)     (1.87)    (1.22)    (1.16)     (2.14)    (2.06)
                       --------   --------   --------   --------   -------   -------    -------   -------
TOTAL FROM INVESTMENT
  OPERATIONS.........      3.51       3.40      (1.88)     (1.79)    (1.15)    (1.08)     (2.08)    (1.97)
                       --------   --------   --------   --------   -------   -------    -------   -------
LESS DISTRIBUTIONS:
  From net investment
    income...........     (0.05)     (0.07)      0.00       0.00     (0.05)    (0.08)     (0.05)    (0.09)
  From net realized
    gains............      0.00       0.00       0.00       0.00     (0.08)    (0.08)     (0.29)    (0.29)
  Return of
    capital..........      0.00       0.00       0.00       0.00     (0.01)     0.00       0.00      0.00
                       --------   --------   --------   --------   -------   -------    -------   -------
TOTAL
  DISTRIBUTIONS......     (0.05)     (0.07)      0.00       0.00     (0.14)    (0.16)     (0.34)    (0.38)
                       --------   --------   --------   --------   -------   -------    -------   -------
NET ASSET VALUE, END
  OF PERIOD..........  $  11.79   $  11.32   $   8.33   $   7.99   $ 10.21   $  9.78    $ 11.50   $ 11.02
                       ========   ========   ========   ========   =======   =======    =======   =======
Total return.........     42.17%     42.53%    -18.41%    -18.30%    -9.90%    -9.65%    -14.91%   -14.75%
Ratios/Supplemental
  data:
  Net assets, end of
    period (000).....  $ 56,880   $ 52,907   $ 27,427   $ 25,273   $30,220   $30,158    $33,805   $34,334
Ratios to average net
  assets:
  Ratio of expenses
    to average net
    assets**.........      0.52%      0.32%      0.53%      0.33%     0.55%     0.35%      0.51%     0.31%
  Ratio of net
    investment income
    (loss) to average
    net assets.......      0.86%      1.06%      0.70%      0.90%     0.63%     0.83%      0.52%     0.73%

                           MID/SMALL COMPANY INDEX
                       -------------------------------
                         FOR THE            FOR THE
                       PERIOD FROM        PERIOD FROM
                         MARCH 1,           APRIL 5,
                         1999* TO           1999* TO
                       DECEMBER 31,       DECEMBER 31,
                           1999               1999
                       ------------       ------------
                         CLASS I            CLASS II
                       ------------       ------------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD.............    $ 10.00             $10.00
INCOME FROM
  INVESTMENT
  OPERATIONS:
  Net investment
    income...........       0.06               0.07
  Net realized and
    unrealized gain
    (loss) on
    investments and
    futures and
    foreign currency
    transactions.....       4.02               3.48
                         -------             ------
TOTAL FROM INVESTMENT
  OPERATIONS.........       4.08               3.55
                         -------             ------
LESS DISTRIBUTIONS:
  From net investment
    income...........      (0.06)             (0.08)
  From net realized
    gains............      (0.10)             (0.10)
  Return of
    capital..........       0.00               0.00
                         -------             ------
TOTAL
  DISTRIBUTIONS......      (0.16)             (0.18)
                         -------             ------
NET ASSET VALUE, END
  OF PERIOD..........    $ 13.92             $13.37
                         =======             ======
Total return.........      40.90%++           35.64%++
Ratios/Supplemental
  data:
  Net assets, end of
    period (000).....    $21,548             $9,296
Ratios to average net
  assets:
  Ratio of expenses
    to average net
    assets**.........       0.60%+             0.40%+
  Ratio of net
    investment income
    (loss) to average
    net assets.......       0.75%+             0.97%+

------------------
 + -- Annualized
++ -- Not annualized
 * -- Commencement of operations
** -- Includes effect of expenses allocated from Master Investment Portfolio

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                      OVERSEAS EQUITY INDEX
                        ---------------------------------------------------------------------------------

                        FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED
                           DECEMBER 31,         DECEMBER 31,         DECEMBER 31,         DECEMBER 31,
                               2003                 2002                 2001                 2000
                        ------------------   ------------------   ------------------   ------------------
                        CLASS I   CLASS II   CLASS I   CLASS II   CLASS I   CLASS II   CLASS I   CLASS II
                        -------   --------   -------   --------   -------   --------   -------   --------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD..............  $  6.36   $  6.04    $  7.78    $ 7.40    $ 10.13    $ 9.64    $ 12.75    $12.19
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income............     0.11      0.11       0.10      0.12       0.09      0.10       0.16      0.13
  Net realized and
    unrealized gain
    (loss) on
    investments and
    futures and
    foreign currency
    transactions......     2.29      2.17      (1.40)    (1.35)     (2.30)    (2.19)     (2.10)    (1.96)
                        -------   -------    -------    ------    -------    ------    -------    ------
TOTAL FROM INVESTMENT
  OPERATIONS..........     2.40      2.28      (1.30)    (1.23)     (2.21)    (2.09)     (1.94)    (1.83)
                        -------   -------    -------    ------    -------    ------    -------    ------
LESS DISTRIBUTIONS:
  From net investment
    income............    (0.11)    (0.12)     (0.12)    (0.13)     (0.07)    (0.08)     (0.11)    (0.15)
  From net realized
    gains.............     0.00      0.00       0.00      0.00      (0.01)    (0.01)     (0.57)    (0.57)
  Return of Capital...     0.00      0.00       0.00      0.00      (0.06)    (0.06)      0.00      0.00
                        -------   -------    -------    ------    -------    ------    -------    ------
TOTAL DISTRIBUTIONS...    (0.11)    (0.12)     (0.12)    (0.13)     (0.14)    (0.15)     (0.68)    (0.72)
                        -------   -------    -------    ------    -------    ------    -------    ------
NET ASSET VALUE, END
  OF PERIOD...........  $  8.65   $  8.20    $  6.36    $ 6.04    $  7.78    $ 7.40    $ 10.13    $ 9.64
                        =======   =======    =======    ======    =======    ======    =======    ======
Total return..........    37.75%    37.85%    -16.73%   -16.59%    -21.77%   -21.56%    -15.21%   -15.02%
Ratios/Supplemental
  data:
  Net assets, end of
    period (000)......  $60,601   $19,539    $35,413    $7,661    $35,682    $8,234    $34,167    $9,950
Ratios to average net
  assets:
  Ratio of expenses to
    average net
    assets**..........     0.69%     0.49%      0.70%     0.50%      0.68%     0.48%      0.67%     0.47%
  Ratio of net
    investment income
    (loss) to average
    net assets........     1.77%     1.89%      1.51%     1.71%      1.05%     1.28%      1.07%     1.20%

                             OVERSEAS EQUITY INDEX
                        -------------------------------
                          FOR THE            FOR THE
                        PERIOD FROM        PERIOD FROM
                          MARCH 1,           APRIL 5,
                          1999* TO           1999* TO
                        DECEMBER 31,       DECEMBER 31,
                            1999               1999
                        ------------       ------------
                          CLASS I            CLASS II
                        ------------       ------------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD..............    $ 10.00             $10.00
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income............       0.11               0.15
  Net realized and
    unrealized gain
    (loss) on
    investments and
    futures and
    foreign currency
    transactions......       2.88               2.30
                          -------             ------
TOTAL FROM INVESTMENT
  OPERATIONS..........       2.99               2.45
                          -------             ------
LESS DISTRIBUTIONS:
  From net investment
    income............      (0.17)             (0.19)
  From net realized
    gains.............      (0.07)             (0.07)
  Return of Capital...       0.00               0.00
                          -------             ------
TOTAL DISTRIBUTIONS...      (0.24)             (0.26)
                          -------             ------
NET ASSET VALUE, END
  OF PERIOD...........    $ 12.75             $12.19
                          =======             ======
Total return..........      30.03%++           24.59%++
Ratios/Supplemental
  data:
  Net assets, end of
    period (000)......    $48,416             $8,623
Ratios to average net
  assets:
  Ratio of expenses to
    average net
    assets**..........       0.95%+             0.75%+
  Ratio of net
    investment income
    (loss) to average
    net assets........       1.17%+             1.53%+

------------------
 + -- Annualized
++ -- Not annualized
 * -- Commencement of operations
** -- Includes effect of expenses allocated from Master Investment Portfolio

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     MODEL PORTFOLIO SAVINGS ORIENTED
                                                         ---------------------------------------------------------
                                                                                                        FOR THE
                                                                                                      PERIOD FROM
                                                           FOR THE        FOR THE        FOR THE      DECEMBER 4,
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED      2000* TO
                                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                             2003           2002           2001           2000
                                                         ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD...................    $  21.92       $  22.91       $  25.09       $  25.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income................................        0.54           0.64           0.96           0.16
  Net realized and unrealized gain on investments and
    futures and foreign currency transactions..........        1.64          (0.96)         (0.32)          0.21
                                                           --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS.......................        2.18          (0.32)          0.64           0.37
                                                           --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income...........................       (0.57)         (0.61)         (1.47)         (0.15)
  From net realized gains..............................        0.00          (0.06)         (0.85)         (0.13)
  In excess of net realized gain on investments........        0.00           0.00          (0.37)          0.00
  Return of Capital....................................        0.00           0.00          (0.13)          0.00
                                                           --------       --------       --------       --------
Total distributions....................................       (0.57)         (0.67)         (2.82)         (0.28)
                                                           --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD.........................    $  23.53       $  21.92       $  22.91       $  25.09
                                                           ========       ========       ========       ========
Total return...........................................        9.93%         -1.38%          2.81%          1.48%
Ratios/Supplemental data:
  Net assets, end of period (000)......................    $202,264       $159,497       $137,029       $101,093
Ratios to average net assets:
  Ratio of expenses to average net assets..............        0.16%          0.16%          0.18%          0.13%+
  Ratio of net investment income to average net
    assets.............................................        2.60%          3.06%          3.76%          8.95%+
Portfolio turnover.....................................          10%            10%            14%             2%++

------------------
 + -- Annualized
++ -- Not annualized
 * -- Commencement of operations

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    MODEL PORTFOLIO CONSERVATIVE GROWTH
                                                         ---------------------------------------------------------
                                                                                                        FOR THE
                                                                                                      PERIOD FROM
                                                           FOR THE        FOR THE        FOR THE      DECEMBER 4,
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED      2000* TO
                                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                             2003           2002           2001           2000
                                                         ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD...................    $  19.54       $  21.52       $  24.81       $  25.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income................................        0.43           0.53           0.83           0.14
  Net realized and unrealized gain on investments and
    futures and foreign currency transactions..........        2.42          (1.96)         (0.95)          0.33
                                                           --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS.......................        2.85          (1.43)         (0.12)          0.47
                                                           --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income...........................       (0.44)         (0.55)         (1.27)         (0.14)
  From net realized gains..............................        0.00           0.00          (1.17)         (0.52)
  In excess of net realized gain on investments........        0.00           0.00          (0.53)          0.00
  Return of Capital....................................        0.00           0.00          (0.20)          0.00
                                                           --------       --------       --------       --------
Total distributions....................................       (0.44)         (0.55)         (3.17)         (0.66)
                                                           --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD.........................    $  21.95       $  19.54       $  21.52       $  24.81
                                                           ========       ========       ========       ========
Total return...........................................       14.64%         -6.66%          0.09%          1.89%
Ratios/Supplemental data:
  Net assets, end of period (000)......................    $376,001       $280,787       $280,813       $236,682
Ratios to average net assets:
  Ratio of expenses to average net assets..............        0.15%          0.15%          0.15%          0.12%+
  Ratio of net investment income to average net
    assets.............................................        2.29%          2.64%          3.17%          8.26%+
Portfolio turnover.....................................           8%            12%            15%             1%++

------------------
 + -- Annualized
++ -- Not annualized
 * -- Commencement of operations

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 MODEL PORTFOLIO TRADITIONAL GROWTH
                                                      ---------------------------------------------------------
                                                                                                     FOR THE
                                                                                                   PERIOD FROM
                                                        FOR THE        FOR THE        FOR THE      DECEMBER 4,
                                                       YEAR ENDED     YEAR ENDED     YEAR ENDED      2000* TO
                                                      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                          2003           2002           2001           2000
                                                      ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD................    $  17.19       $  20.06       $  24.64       $  25.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.............................        0.29           0.34           0.57           0.14
  Net realized and unrealized gain on investments
    and futures and foreign currency transactions...        3.27          (2.88)         (1.69)          0.47
                                                        --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS....................        3.56          (2.54)         (1.12)          0.61
                                                        --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income........................       (0.30)         (0.33)         (0.92)         (0.14)
  From net realized gains...........................        0.00           0.00          (1.78)         (0.83)
  In excess of net realized gain on investments.....        0.00           0.00          (0.62)          0.00
  Return of Capital.................................        0.00           0.00          (0.14)          0.00
                                                        --------       --------       --------       --------
Total distributions.................................       (0.30)         (0.33)         (3.46)         (0.97)
                                                        --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD......................    $  20.45       $  17.19       $  20.06       $  24.64
                                                        ========       ========       ========       ========
Total return........................................       20.68%        -12.64%         -3.62%          2.46%
Ratios/Supplemental data:
  Net assets, end of period (000)...................    $795,581       $566,555       $571,357       $489,791
Ratios to average net assets:
  Ratio of expenses to average net assets...........        0.15%          0.14%          0.15%          0.11%+
  Ratio of net investment income to average net
    assets..........................................        1.73%          1.94%          2.20%          8.22%+
Portfolio turnover..................................           9%            11%            13%             0%++*

------------------
  + -- Annualized
 ++ -- Not annualized
  * -- Commencement of operations
  * -- Rounds to less than 1%

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  MODEL PORTFOLIO LONG-TERM GROWTH
                                                      ---------------------------------------------------------
                                                                                                     FOR THE
                                                                                                   PERIOD FROM
                                                        FOR THE        FOR THE        FOR THE      DECEMBER 4,
                                                       YEAR ENDED     YEAR ENDED     YEAR ENDED      2000* TO
                                                      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                          2003           2002           2001           2000
                                                      ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD................    $  15.48       $  19.16       $  24.53       $  25.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.............................        0.20           0.22           0.36           0.15
  Net realized and unrealized gain on investments
    and futures and foreign currency transactions...        4.01          (3.67)         (2.39)          0.66
                                                        --------       --------       --------       --------
TOTAL FROM INVESTMENT OPERATIONS....................        4.21          (3.45)         (2.03)          0.81
                                                        --------       --------       --------       --------
LESS DISTRIBUTIONS:
  From net investment income........................       (0.21)         (0.22)         (0.62)         (0.15)
  From net realized gains...........................       (0.00)***      (0.01)         (2.11)         (1.13)
  In excess of net realized gain on investments.....        0.00           0.00          (0.59)          0.00
  Return of Capital.................................        0.00           0.00          (0.02)          0.00
                                                        --------       --------       --------       --------
Total distributions.................................       (0.21)         (0.23)         (3.34)         (1.28)
                                                        --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD......................    $  19.48       $  15.48       $  19.16       $  24.53
                                                        ========       ========       ========       ========
Total return........................................       27.21%        -18.01%         -7.15%          3.23%
Ratios/Supplemental data:
  Net assets, end of period (000)...................    $820,777       $528,710       $533,348       $467,522
Ratios to average net assets:
  Ratio of expenses to average net assets...........        0.14%          0.14%          0.15%          0.11%+
  Ratio of net investment income to average net
    assets..........................................        1.33%          1.40%          1.40%          8.05%+
Portfolio turnover..................................           4%             9%            10%          0%++*

  + -- Annualized
 ++ -- Not annualized
  * -- Commencement of operations
  * -- Rounds to less than 1%
*** -- Rounds to less than $0.01

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             MODEL PORTFOLIO ALL-EQUITY GROWTH
                                                 ---------------------------------------------------------
                                                                                                FOR THE
                                                                                              PERIOD FROM
                                                   FOR THE        FOR THE        FOR THE      DECEMBER 4,
                                                  YEAR ENDED     YEAR ENDED     YEAR ENDED      2000* TO
                                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                     2003           2002           2001           2000
                                                 ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD...........    $  14.68       $ 19.41        $ 24.27        $ 25.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income........................        0.07          0.06           0.13           0.16
  Net realized and unrealized gain on
    investments and futures and foreign
    currency transactions......................        4.81         (4.73)         (3.05)          0.72
                                                   --------       -------        -------        -------
TOTAL FROM INVESTMENT OPERATIONS...............        4.88         (4.67)         (2.92)          0.88
                                                   --------       -------        -------        -------
LESS DISTRIBUTIONS:
  From net investment income...................       (0.07)        (0.06)         (0.42)         (0.16)
  From net realized gains......................          --          0.00          (1.02)         (1.45)
  In excess of net realized gain on
    investments................................          --          0.00          (0.49)          0.00
  Return of Capital............................       (0.00)**       0.00          (0.01)          0.00
                                                   --------       -------        -------        -------
Total distributions............................       (0.07)        (0.06)         (1.94)         (1.61)
                                                   --------       -------        -------        -------
NET ASSET VALUE, END OF PERIOD.................    $  19.49       $ 14.68        $ 19.41        $ 24.27
                                                   ========       =======        =======        =======
Total return...................................       33.26%       -24.07%        -11.13%          3.53%
Ratios/Supplemental data:
  Net assets, end of period (000)..............    $128,145       $54,779        $37,812        $11,697
Ratios to average net assets:
  Ratio of expenses to average net assets......        0.17%         0.18%          0.20%          0.13%+
  Ratio of net investment income to average net
    assets.....................................        0.59%         0.45%          0.21%          9.23%+
Portfolio turnover.............................           3%            6%            18%             2%++

------------------
 + -- Annualized
++ -- Not annualized
 * -- Commencement of operations
** -- Rounds to less than $0.01

The SAI includes additional
information about The Vantagepoint
Funds. The SAI has been filed with the
Securities and Exchange Commission
("SEC") and is incorporated by
reference into this prospectus. This
means that the SAI, for legal
purposes, is part of this prospectus.

Additional information about the
Funds' investments is available in the
annual and semi-annual reports to
shareholders. In the Funds' annual
report, you will find a discussion of
the market conditions and investment
strategies that significantly affected
the Funds' performance during its last
fiscal year.

You can obtain a free copy of the SAI
and the most recent annual or
semi-annual report by calling
1-800-669-7400. You may also call
1-800-669-7400 to request other
information or to make shareholder
inquiries.

Information about the Funds (including
the SAI) can be reviewed and copied at
the SEC's Public Reference Room in
Washington, D.C., or from the EDGAR
Database on the SEC's website
(http://www.sec.gov). Information on
the operation of the Public Reference
Room may be obtained by calling the
SEC at 1-202-942-8090. Copies of this
information may be obtained upon
payment of a duplicating fee, by
writing to: Securities and Exchange
Commission, Public Reference Section,
Washington, D.C. 20549-0102. You may
also obtain this information, upon
payment of a duplicating fee, by
e-mailing the SEC at the following
address: publicinfo@sec.gov.

Reports and other information about
the Funds are also available on the
SEC's Internet site at
http://www.sec.gov.

Investment Company Act file number:
811-08941

BRC000-072-200405-181

            [RECYCLE LOGO]
THIS PROSPECTUS IS PRINTED ENTIRELY ON
           RECYCLED PAPER.

                             THE VANTAGEPOINT FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

   ACTIVELY MANAGED FUNDS                     MODEL PORTFOLIO FUNDS
      Money Market Fund               Model Portfolio Savings Oriented Fund
    Short-Term Bond Fund             Model Portfolio Conservative Growth Fund
US Government Securities Fund        Model Portfolio Traditional Growth Fund
    Asset Allocation Fund             Model Portfolio Long-Term Growth Fund
     Equity Income Fund               Model Portfolio All-Equity Growth Fund
    Growth & Income Fund                         MILESTONE FUNDS
         Growth Fund                     Milestone Retirement Income Fund
Aggressive Opportunities Fund                  Milestone 2010 Fund
     International Fund                        Milestone 2015 Fund
         INDEX FUNDS                           Milestone 2020 Fund
    Core Bond Index Fund                       Milestone 2025 Fund
    500 Stock Index Fund                       Milestone 2030 Fund
   Broad Market Index Fund                     Milestone 2035 Fund
Mid/Small Company Index Fund                   Milestone 2040 Fund
 Overseas Equity Index Fund

                                   MAY 1, 2005

The Vantagepoint Funds (the "Funds") is a no-load, diversified open-end management investment company. It operates as a "series" investment company, offering the above listed 27 distinct investment portfolios, each having different investment objectives (each portfolio, a "Fund"). This Statement of Additional Information ("SAI") contains additional information about the Funds.

This SAI is not a Prospectus. This SAI is incorporated by reference into, and should be read in conjunction with, the Funds' current Prospectus, dated May 1, 2005 (the "Prospectus"), as supplemented from time to time. The Funds' annual report is a separate document that includes the Funds' most recent audited financial statements, which are incorporated by reference into this SAI. A copy of the Prospectus or annual report may be obtained by writing to the Funds, calling 1-800-669-7400 or by e-mailing a request to InvestorServices@icmarc.org.

                               GENERAL INFORMATION

The Vantagepoint Funds was organized as a Delaware business trust on July 28, 1998. It is managed by Vantagepoint Investment Advisers, LLC ("VIA" or the "Adviser"), which in turn hires, subject to the approval of the Funds' Board of Directors, and manages subadvisers who are responsible for the day-to-day management and security selections for each Fund.

                                TABLE OF CONTENTS

                                                            PAGE
                                                            ----
Investment Objectives & Policies.....................         2
Management of The Vantagepoint Funds.................        10
Compensation.........................................        13
Ownership of Shares by Directors.....................        14
Committees of the Board..............................        14
Directors' Consideration of Investment Advisory and
 Subadvisory Agreements .............................        15
Control Persons and Principal Holders of Securities          16
Investment Advisory and Other Services...............        17
Subadvisers..........................................        19
Portfolio Transactions of the Funds..................        24
Capital Stock and Other Securities...................        25
Purchases and Redemptions............................        26

Taxation of the Fund.................................        27
Calculation of Performance Data......................        27
Legal Counsel, Independent Accountants, & Custodian          31
Financial Statements.................................        31
Appendix - Bond Ratings..............................        32
Appendix - Proxy Voting Guidelines...................        35

The following discussion of investment objectives and policies for the Funds supplements the discussion of those objectives and policies set forth in the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

The policies and guidelines set forth below for each Fund have been adopted by the Funds' Board of Directors to govern the management and administration of each Fund by VIA. Those designated as fundamental in this SAI and in the Prospectus cannot be changed without shareholder approval. Other policies and guidelines described below and in the Prospectus may be revised at the discretion of the Board of Directors.

With the exception of the Money Market Fund, the Model Portfolio Funds and the Milestone Funds, the assets of each Fund are managed by one or more subadvisers. Subadvisers are retained to manage a particular portion of each Fund under the terms of written investment advisory contracts with VIA and the Funds on the behalf of the applicable Fund.

The Money Market Fund is invested in the Short Term Investments Trust Liquid Assets Portfolio, a registered money market mutual fund advised by AIM Advisors, Inc.

The Model Portfolio and Milestone Funds' respective investment objectives and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. The Model Portfolio and Milestone Funds pursue their objectives by investing all of their assets in shares of other mutual funds. The Model Portfolio and Milestone Funds currently allocate their assets among other series in The Vantagepoint Funds. Each current underlying Fund's investment objective and principal investment strategy is described in the Funds' current Prospectus.

Each subadviser is selected for its individual investment management expertise and each operates independently of the others. Each subadviser is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940. Further information on each Fund's subadviser(s) may be found in the Prospectus and this SAI.

Each subadviser agrees to exercise complete management discretion over assets of the Fund allocated to it in a manner consistent with the Fund's investment policies and strategies set forth in the Prospectus and this SAI.

Any material changes in a Fund's fundamental investment objectives will be put to a vote of its shareholders.

COMPARATIVE INDEXES

The Funds may, from time to time, use one or more of the unmanaged indexes listed below for purposes of appraising fund performance. This list of indexes is not intended to be all inclusive, and other indexes, benchmarks or peer groups may be used, as deemed appropriate by the Board of Directors.

S&P 500 Index -- consists of 500 companies representing larger capitalization stocks traded in the U.S.

S&P/BARRA Value Index -- consists of a subset of the S&P 500 Index that includes stocks with lower price-to-book ratios.

Dow Jones Wilshire 5000 Total Market Index -- consists of common equity securities of companies domiciled in the U.S. for which daily pricing is available; a broad measure of the U.S. equity market.

Dow Jones Wilshire 4500 Completion Index -- consists of all stocks in the Wilshire 5000 except for those included in the S&P 500 Index; represents mid- and small-capitalization companies.

Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index ("EAFE Index") -- consists of approximately 1,100 securities listed on the stock exchanges of developed markets of countries in Europe, Australasia and the Far East.

Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Free Index ("EAFE Free Index") - consists of a subset of the EAFE Index, that excludes securities that are not available for purchase by foreign investors.

Lehman Brothers Long-Term Treasury Bond Index -- consists of all Treasury obligations with maturities of 10 years or greater.

Lehman Brothers Aggregate Bond Index -- consists of investment-grade U.S. fixed income securities.

Lehman Brothers Intermediate Government Bond Index -- consists of intermediate U.S. Government securities.

The Vantagepoint 500 Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"), nor is the Broad Market Index or Mid/Small Company Index Funds sponsored, endorsed, sold, or promoted by Wilshire Associates Inc. ("Wilshire Associates"). Neither S&P nor Wilshire Associates makes any representation or warranty, express or implied, to the owners of the product or any member of the public regarding the advisability of investing in securities generally or in the product particularly or the ability of the S&P 500 Index, the Dow Jones Wilshire 4500 Index(R) or the Dow Jones Wilshire 5000 Index(R) to track general stock market performance. S&P's and Wilshire Associates' only relationship to the licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and Wilshire Associates and the Dow Jones Wilshire 4500 Index and Dow Jones Wilshire 5000 Index, which are determined, composed and calculated by S&P or Wilshire Associates without regard to the licensee or the product. S&P and Wilshire Associates have no obligation to take the needs of the licensee or the owners of the product into consideration in determining, composing or calculating the S&P 500 Index, the Dow Jones Wilshire 4500 Index or the Dow Jones Wilshire 5000 Index. S&P and Wilshire Associates are not responsible for and have not participated in the determination of the prices and amount of the product or the timing of the issuance or sale of the product or in the determination or calculation of the equation by which the product is to be converted into cash. S&P and Wilshire Associates have no obligation or liability in connection with the administration, marketing or trading of the product.

Neither S&P nor Wilshire Associates guarantees the accuracy and/or the completeness of the S&P 500 Index, the Dow Jones Wilshire 4500 Index, the Dow Jones Wilshire 5000 Index or any data included therein and neither S&P nor Wilshire Associates shall have any liability for any errors, omissions, or interruptions therein. S&P and Wilshire Associates make no warranty, express or implied, as to results to be obtained by licensees, owners of the product, or any other person or entity from the use of the S&P 500 Index, Dow Jones Wilshire 4500 Index, Dow Jones Wilshire 5000 Index or any data included therein. S&P and Wilshire Associates make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index, Dow Jones Wilshire 4500 Index, Dow Jones Wilshire 5000 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P or Wilshire Associates have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS

ELIGIBLE INVESTMENTS

In addition to the securities and financial instruments described in the Prospectus, the Funds (including the underlying Fund for each Model Portfolio and Milestone Fund) are authorized to invest in the types of securities and financial instruments listed below. Not every Fund will invest in all such securities and/or financial instruments as indicated below.

Currently, the Model Portfolio and Milestone Funds expect to be fully invested in shares of underlying Funds.

A. Cash/Cash Equivalents: Fixed income obligations with maturity of less than one year, including short term accounts managed by a custodian institution and shares of money market mutual funds. All Funds may also participate in repurchase agreements and reverse repurchase agreements. In a repurchase agreement, a Fund buys a security from a bank or broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus a mutually agreed upon interest rate. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement is considered as the borrowing of money by the Fund and, therefore, a form of leverage, which may cause any gains or losses for the Fund to become magnified.

B. Depositary Receipts: Those Funds that may invest in foreign securities as identified in the Prospectus may purchase the foreign securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of foreign issuers. The Funds may purchase depositary receipts, rather than invest directly in the underlying shares of a foreign issuer, for liquidity, timing or transaction cost reasons. The risks associated with depositary receipts are similar to those of investing in foreign securities as described in the Prospectus.

C. Securities Lending: The Funds may engage in one or more securities lending programs conducted by the Funds' custodian or other appropriate entities in order to generate additional income. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to the current market value of the loaned securities. A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. A Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund may not retain voting rights on securities while they are on loan.

D. Rights and Warrants: All Funds, except the Money Market Fund and the US Government Securities Fund, may hold rights and warrants. Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer's securities at a stated price for a stated time.

E. Convertible Securities: All Funds except the Money Market Fund, the Short-Term Bond Fund and the US Government Securities Fund, may invest in convertible securities. Convertible securities are fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock or convertible bonds.

F. High Yield Securities: The Short-Term Bond, Core Bond Index, Equity Income, Growth & Income, Growth, Aggressive Opportunities, and International Funds may invest to a limited extent in high yield securities. A Fund's investments in high yield securities are subject to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price. See the "Appendix" to this SAI for more information regarding Bond ratings.

G. REITs: The Asset Allocation, Equity Income, Growth & Income, Growth, Aggressive Opportunities, International, 500 Stock Index, Mid/Small Index and Broad Market Index Funds may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income.

H. Asset-Backed Securities: The Short-Term Bond, US Government Securities, and Core Bond Index Funds may invest in asset-backed securities. Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for certain time periods by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. These securities involve prepayment risk as well as risk that the underlying debt securities will default.

I. When-Issued Securities: The Short-Term Bond, US Government Securities, Growth & Income, International and Core Bond Index , Equity Income, Growth and Aggressive Opportunities Funds may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of the securities is subject to market fluctuation beginning on the purchase commitment date.

J. Futures: A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date. Financial futures are used to adjust investment exposure and may involve a small investment of cash relative to the magnitude of the risk assumed. For purposes of meeting a Fund's investment objectives or restrictions, futures contracts are considered to be the same type of security or financial instrument as that underlying the contract. The Short-Term Bond Fund, Asset Allocation Fund, U.S. Government Securities Fund and Core Bond Index Fund may invest in fixed income futures if used for relative value, hedging and risk control and not for speculative purposes. The Equity Income Fund, Growth & Income Fund, Growth Fund, Aggressive Opportunities Fund, Asset Allocation Fund, International Fund and each of the Index Funds, except the Core Bond Index Fund, may invest in equity index futures. The Aggressive Opportunities Fund, Growth Fund, Equity Income, Growth & Income, International Fund and Overseas Equity Index Fund may invest in futures for currency management. Futures transactions must be made on national exchanges where purchases and sales transactions are regularly executed and regulated.

The risks associated with the use of futures include: a Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures contracts; there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and there may not always be a liquid secondary market for a futures contract and therefore a Fund may be unable to close out its futures contracts at a time that is advantageous.

K. Forward Currency Contracts: Those Funds that may invest in foreign securities may use these types of contracts for currency management or hedging purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract.

L. Swaps: The Short-Term Bond, US Government Securities and Core Bond Index Funds may invest in swaps to manage interest rate and credit exposure. The Fund may also enter into options on swap agreements ("swap options" - these are called "Swaptions" in the Annual Report).

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

M. Options and Options on Futures: The Short-Term Bond Fund may use options (and options on futures contracts) to obtain exposure to fixed income sectors. The International Fund and Aggressive Opportunities Fund may purchase options on futures contracts for currency management. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value. When an option is exercised, the proceeds on a sale for a written call option or the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk of writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised.

N. Yankee Bonds: Foreign bonds denominated in U.S. dollars and issued in the United States by foreign banks and corporations. These bonds are usually registered with the SEC. The Short-Term Bond Fund may invest in Yankee Bonds.

O. Mortgage Backed Securities: The US Government Securities and Short-Term Bond Funds invest in mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

Mortgage-backed securities represent an ownership interest in a pool of mortgage loans originated by lenders such as mortgage banks, commercial banks, savings and loan associations, savings banks and credit unions, to finance purchases of homes, commercial buildings or other real estate. The individual mortgage may have either fixed or adjustable interest rates. These loans are packaged or "pooled" together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. The primary issuers or guarantors of these securities are Ginnie Mae, Fannie Mae and Freddie Mac.

Ginnie Mae guarantees the payment of principal and interest on Ginnie Mae mortgage-backed securities and this guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Mae may borrow U.S. Treasury funds needed to make payments under its guarantee. The guarantee however, does not cover the value or yield of Ginnie Mae securities nor does it cover the value of the Fund's shares which will fluctuate daily with market conditions.

Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal. Fannie Mae and Freddie Mac guarantees are supported by the right to borrow money from the U.S. Treasury under certain circumstances. There is no assurance that the U.S. Government will support Fannie Mae or Freddie Mac guarantees and, accordingly, these involve a risk of non-payment of principal and interest. Nonetheless, Fannie Mae and Freddie Mac mortgage-backed securities are generally considered to be high quality investments. Due largely to their prepayment risk, the yields on these mortgage-backed securities historically have exceeded the yields on debt securities having comparable maturities that are backed by the full faith and credit of the U.S. Government.

The mortgage-backed securities in which the Funds invest differ from conventional bonds in that most mortgage-backed securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (less Ginnie Mae's, Freddie Mac's or Fannie Mae's fees and any applicable loan servicing fees). As a result, the holder of the mortgage-backed securities (i.e., the Fund) receives monthly scheduled payments of principal and interest and also may receive unscheduled prepayments of principal on the underlying mortgages. When a Fund reinvests the payments and any unscheduled prepayments it receives, it may have to buy securities that have a lower interest rate than it receives on the mortgage-backed securities. For this reason, pass-through mortgage-backed securities may be less effective than U.S. Government securities as a way to "lock in" long-term interest rates. In general, fixed-rate mortgage-backed securities have greater exposure to this "prepayment risk."

The market value of mortgage-backed securities, like other debt securities, will generally vary inversely with changes in market interest rates, declining when interest rates go up and rising when interest rates go down. While having less risk of a decline in value during periods of rapidly rising interest rates, mortgage-backed securities also may have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. Also an unexpected increase in interest rates could extend the average life of a mortgage-backed security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility. Coupon rates of adjustable rate mortgage-backed securities tend to move with market interest rates and their values fluctuate less than fixed rate mortgage-backed securities. If market interest rates rise above applicable caps or maximum rates on adjustable rate mortgage securities or above the coupon rates of fixed-rate mortgage-backed securities, the market value of the mortgage-backed security likely will decline to the same extent as a conventional fixed-rate security. These factors may limit the ability of the Fund to obtain a high level of total return under varying market conditions.

In addition, to the extent mortgage-backed securities are purchased at a premium, mortgage foreclosures or unscheduled principal prepayments may result in a loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage-backed securities are bought at a discount, both scheduled payments and unscheduled prepayments of principal will increase current and total returns, and accelerate the recognition of income that will be taxable as ordinary income when distributed to shareholders.

P. Restricted Securities: Each Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 (the "1933 Act"). This rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Q. Private Investments in Public Companies: The Aggressive Opportunities Fund may purchase securities which, while issued by a public company are purchased in a non-public transaction in reliance on an exemption from the registration requirements of the 1933 Act, such as Regulation D. At the time that the issuer sells the unregistered stock, the issuer commits to register the stock with the Securities and Exchange Commission (the "SEC"), so that the stock may be resold to the public at a later date. The issuer commits to register the stock by signing a registration rights agreement, which requires the issuer to file a shelf registration statement with the SEC within a specified number of days after the initial sale of the unregistered stock is completed.

R. Exchange-Traded Funds: The Asset Allocation, Equity Income, Growth and Income, Growth, Aggressive Opportunities, International, Core Bond Index, S&P 500 Index, Broad Market Index, Mid/Small Company Index and Overseas Equity Funds may purchase shares of exchange-traded funds ("ETFs"). Typically, a Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to the appropriate stock market while maintaining flexibility to meet the liquidity needs of the Fund. ETF shares may enjoy several advantages over futures. Depending on the market, the holding period and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. Most ETFs are investment companies, and purchases are governed by applicable SEC regulations for such investments.

S. Collateralized Mortgage Obligations - The Short-Term Bond, US Government Securities and Core Bond Index Funds may purchase collateralized mortgage obligations which are mortgage-backed, investment-grade bonds that separate mortgage pools into different maturity classes. Collateralized mortgage obligations (CMO) are backed by mortgage-backed securities with a fixed maturity. They can eliminate or reduce certain of the risks associated with prepayment because each security is divided into maturity classes that are paid off in order. As a result, they yield less than other mortgage-backed securities. The maturity classes are called tranches, and they are differentiated by the type of return. A given tranch may receive interest, principal, or a combination of the two, and may include more complex stipulations. One negative aspect of collateralized mortgage obligations is the lower interest rates that compensate for the reduction in prepayment risk and increased predictability of payments. Also, collateralized mortgage obligations can be quite illiquid, which can increase the cost of buying and selling them.

T. Commercial Mortgage-Backed Securities - The Short-Term Bond and Core Bond Index Funds may invest in Commercial Mortgage-Backed Securities (CMBS). These securities are generally backed by loans on retail, office, industrial, multi-family housing and hotel properties. CMBS bonds are structured like a mortgage-backed security, with collateral similar to a REIT. The collateral creates exposure to the commercial real estate market, while the structure of the bond itself will behave like a mortgage-backed security. However, the investor in a CMBS security has more prepayment protection than with a mortgage-backed security. The structure and the prepayment penalties inherent in a CMBS security provides the investor with greater protection than a residential backed mortgage security. CMBS carry greater credit risk as the securities may represent a few projects versus a traditional MBS that may represent thousands of residential homeowners spread across different regions of the country.

ELIGIBLE PRACTICES: There are no restrictions on subadvisers as to the following:

      -     Fund portfolio turnover.

      -     Realized gains and losses.

The eligible investments and practices are not fundamental policies and may be changed by the Funds' Board of Directors without a vote of shareholders.

In addition to investing in underlying Vantagepoint Funds, the Model Portfolio and Milestone Funds may invest in government securities and short-term instruments as permitted by Section 12(d)(1)(G) of the Investment Company Act of 1940 ("1940 Act").

FUND POLICIES AND INVESTMENT LIMITATIONS

The following policies supplement the Funds' investment limitations set forth in the Prospectus. It is the policy of each Fund (which includes the underlying Funds for each Model Portfolio and Milestone Fund) not to engage in any of the activities or business practices set forth below. Unless it is noted that a particular restriction is not fundamental, these restrictions may not be changed with respect to a particular Fund without approval by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

All Funds except the Milestone Funds may not:

(1) Issue senior securities, (as defined in the 1940 Act) except as permitted by rule, interpretation or order of the SEC;

(2) Engage in the business of underwriting securities issued by others, except to the extent a Fund may technically be deemed to be an underwriter under the 1933 Act, as amended;

(3) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (this restriction is not fundamental);

(4) With respect to 75% of each Fund's total assets (100% for the Money Market
Fund), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(5) Make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (3) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules, orders or interpretations of the SEC thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of a Fund's net assets. An Index Fund may not make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, orders or interpretations thereunder. For purposes of this limitation for the Index Funds, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be making loans.

(6) Pledge, mortgage, or hypothecate its assets, except to secure authorized borrowings as provided in the Prospectus (this restriction is not fundamental);

(7) Buy any securities or other property on margin (except as may be needed to enter into futures and options transactions as described in the Prospectus and this SAI and for such short-term credits as are necessary for the clearance of transactions), or engage in short sales (unless by virtue of a Fund's ownership of other securities that it has a right to obtain at no added cost and which are equivalent in kind and amount to the securities sold), except as set forth in the prospectus (this restriction is not fundamental);

(8) Purchase or sell puts or calls, or combinations thereof except as provided herein or in the Prospectus;

(9) Purchase or sell real estate or real estate limited partnerships (although a Fund may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(10) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

(11) Invest in the securities of other investment companies, except as may be acquired as part of a merger, consolidation or acquisition of assets approved by a Fund's shareholders or otherwise to the extent permitted by Section 12 of the 1940 Act or by any rule, order or interpretation of the SEC. Notwithstanding this restriction, the Model Portfolio Funds and the Money Market Fund may enter into arrangements to invest in other funds of The Vantagepoint Funds as described in the Prospectus and in the SAI. A Fund will invest only in investment companies that, taken together and in light of the amounts invested in each, such underlying investment companies have investment objectives and investment policies consistent with those of the Fund making such investment except that a Fund may invest a portion of its assets in a money market fund for cash management purposes (this restriction is not fundamental);

(12) Invest in companies for the purpose of exercising control or management;
and

(13) Borrow money except from banks for temporary or emergency purposes, and in no event in excess of 15% of the market value of its total assets

(14) Invest more than 25% of its assets in any single industry, except for the Money Market Fund and with respect to the Index Funds, to the extent that such industry concentration is a component of a Fund's benchmark index.

The Short-Term Bond Fund, US Government Securities Fund, Equity Income Fund and Model Portfolio All-Equity Growth Fund also will provide shareholders with at least 60 days' prior notice of any change to their non-fundamental policies to invest, under normal circumstances, at least 80% of the Short-Term Bond Fund's assets in bonds of the US Government Securities Fund's assets in U.S. Government Securities, 80% of the Equity Income Fund's net assets in equity securities and 100% of the Model Portfolio All-Equity Growth Fund's net assets in stock funds that in turn invest at least 80% of their net assets, under normal circumstances, in equity securities. An Index Fund will also provide such notice if it changes its policy to invest at least 90% of its net assets in the securities found in its benchmark index. The notice will be provided in plain English in a separate written document, containing the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will be either on the notice itself or the envelope.

The Milestone Funds may not:

(1) Issue senior securities, (as defined in the 1940 Act) except as permitted by rule, interpretation or order of the SEC;

(2) Engage in the business of underwriting securities issued by others, except to the extent a Milestone Fund may technically be deemed to be an underwriter under the 1933 Act, as amended;

(3) Purchase or otherwise acquire any security if, as result, more than 15% of its net assets would be invested in securities that are illiquid (this restriction is not fundamental);

(4) With respect to 75% of each Milestone Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(5) Make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (3) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions as long as such loans are not inconsistent with the 1940 Act or the rules, orders or interpretations of the SEC thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of a Milestone Fund's net assets;

(6) Pledge, mortgage, or hypothecate its assets, except to secure authorized borrowings as provided in the Prospectus (this restriction is not fundamental);

(7) Buy any securities or other property on margin (except as may be needed to enter into futures and options transactions as described in the Prospectus and this SAI and for such short-term credits as are necessary for the clearance of transactions), or engage in short sales (unless by virtue of a Milestone Fund's ownership of other securities that it has a right to obtain at no added cost and which are equivalent in kind and amount to the securities sold), except as set forth in the Prospectus (this restriction is not fundamental);

(8) Purchase or sell puts or calls, or combinations thereof except as provided in the SAI or in the Prospectus (this restriction is not fundamental);

(9) Purchase or sell real estate or real estate limited partnerships (although a Milestone Fund may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(10) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Milestone Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

(11) Invest in the securities of other investment companies, except as may be acquired as part of a merger, consolidation or acquisition of assets approved by a Milestone Fund's shareholders or otherwise to the extent permitted by Section 12 of the 1940 Act or by any rule, order or interpretation of the SEC. Notwithstanding this restriction, the Milestone Funds may enter into arrangements to invest in other funds of The Vantagepoint Funds as described in the Prospectus and in the SAI. A Milestone Fund will invest only in investment companies that, taken together and in light of the amounts invested in each, such underlying investment companies have investment objectives and investment policies consistent with those of the Milestone Fund making such investment (this restriction is not fundamental);

(12) Invest in companies for the purpose of exercising control or management (this restriction is not fundamental);

(13) Borrow money except from banks for temporary or emergency purposes, and in no event in excess of 15% of the market value of its total assets;

(14) Invest more than 25% of its assets in any single industry except to the extent that it invests in investment companies and except to the extent that underlying funds concentrate in a single industry; and

(15) Merge with another investment company without the approval of shareholders except as approved by the Fund's Board of Directors and as permitted by the 1940 Act, any rule, order or interpretation of the SEC and applicable state law.

The above-mentioned Fund policies and investment limitations are considered and applied at the time investment securities are purchased (with the exception of the restriction on illiquid securities).

POLICY ON DISCLOSURE OF FUND PORTFOLIO HOLDINGS

Selective disclosure of the Fund's portfolio holdings is not permitted. Disclosure of Fund portfolio holdings is made to all shareholders in the Schedule of Investments found in the Fund's annual and semi-annual reports and on its Form N-Q filed with the SEC within 60 days of the end of the Fund's first and third quarters. In addition, marketing materials and the Fund's website may disclose the top ten holdings of a series of the Fund, as well as a comparison of such series' top ten holdings from the end of one calendar quarter to the next as is permitted under mutual fund advertising rules.

                      MANAGEMENT OF THE VANTAGEPOINT FUNDS

The Vantagepoint Funds is organized as a Delaware business trust and is currently governed by a Board of Directors. The Directors stand in the position of fiduciaries to the Funds and their shareholders and, as such, they have a duty of due care and loyalty, and are responsible for protecting the interests of the Funds and their shareholders. The Directors are responsible for managing the business and affairs of the Funds.

VIA serves as investment adviser to the Funds and employs a supporting staff of management personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. Each Fund bears its own direct expenses, such as legal, auditing and custodial fees.

The officers of the Funds are also officers of VIA or affiliates of VIA. The officers of the Funds manage its day-to-day operations and are elected by and responsible to the Funds' Board of Directors.

             INFORMATION ABOUT THE EXECUTIVE OFFICERS AND DIRECTORS

The following table provides information about the Directors and executive officers of the Funds. Each Director oversees all 27 Funds. The mailing address for the Directors and executive officers of the Funds is 777 North Capitol Street NE, Suite 600, Washington, D.C. 20002.

INDEPENDENT DIRECTORS

                                                                                                         OTHER
                                                                                                     DIRECTORSHIPS
                 POSITION(S) HELD WITH  TERM OF OFFICE AND LENGTH OF TIME  PRINCIPAL OCCUPATION(S)  HELD BY DIRECTOR
NAME AND AGE             FUND                        SERVED                  DURING PAST 5 YEARS       OR OFFICER
N. Anthony       Director               Director since November, 1998      Deputy Chief Financial   N/A
Calhoun (57)                            Term expires October, 2006         Officer and Treasurer -
                                                                           District of Columbia
                                                                           (2001 to present);
                                                                           Deputy Executive
                                                                           Director & Chief
                                                                           Financial Officer -
                                                                           Pension Benefit
                                                                           Guaranty Corp.
                                                                           (1993-2001)

Donna K.         Chair of the Board     Director since November, 1998      Chief Investment         N/A
Gilding (64)     and Director           Term expires October, 2006         Officer- Progress
                                                                           Investment Management
                                                                           Company (2001 -
                                                                           present); Chief
                                                                           Investment Officer -
                                                                           New York City
                                                                           Comptroller's Office
                                                                           (1993-2001)

Arthur R. Lynch  Director               Director since November, 1998      Chief Financial Officer  N/A
(50)                                    Term expires October, 2006         - City of Glendale,
                                                                           Arizona (1985-present)

Eddie N. Moore,  Director               Director since November 1998       President -Virginia      Director -
Jr.(57)                                 Term expires October 2009          State University         Universal
                                                                           (1993-present)           orporation
                                                                                                    (1999-present)

Peter Meenan     Director               Director since December, 2001      Independent Consultant   Trustee - Eclipse
(63)                                    Term expires October, 2009          - (1999-2000);          Funds, dba
                                                                           President and CEO        "Mainstay Funds"
                                                                           Babson - United, Inc.,   (2002 present)
                                                                           (2000-2003);              Director -
                                                                           Independent Consultant   Eclipse Funds,
                                                                           (2003-present)           Inc., dba
                                                                                                    "Mainstay Funds"
                                                                                                    (2002-present)
                                                                                                    (12 portfolios
                                                                                                    together) Trustee
                                                                                                     - New York Life
                                                                                                    Investment
                                                                                                    Management
                                                                                                    Institutional
                                                                                                    Funds
                                                                                                    (3 portfolios)
                                                                                                    (2001-2003)

INDEPENDENT DIRECTORS

                                                                                                         OTHER
                                                                                                     DIRECTORSHIPS
                 POSITION(S) HELD WITH  TERM OF OFFICE AND LENGTH OF TIME  PRINCIPAL OCCUPATION(S)  HELD BY DIRECTOR
NAME AND AGE             FUND                        SERVED                  DURING PAST 5 YEARS       OR OFFICER
Robin L.         Director               Director since November, 1998      Principal and President  Director - ICMA
Wiessmann (51)                          Term expires October, 2009         - Brown, Wiessmann       Retirement
                                                                           Group (Financial         Corporation from
                                                                           Services Consulting)     January, 1994 to
                                                                           (2002-present)           December, 2001,
                                                                           Managing Director- Dain  Director -
                                                                           Rauscher (Investment     Council of
                                                                           Banking) (1999-2001)     Lafayette Women
                                                                                                    Director -
                                                                                                    New York City
                                                                                                    Public/Private
                                                                                                    Initiatives
                                                                                                    Corporation;
                                                                                                    Trustee -
                                                                                                    Citizens  Budget
                                                                                                    Commission of New
                                                                                                    York

INTERESTED DIRECTORS AND OFFICERS

                                                                                                            OTHER
  NAME, ADDRESS AND     POSITION(S) HELD  TERM OF OFFICE AND LENGTH OF TIME  PRINCIPAL OCCUPATION(S)    DIRECTORSHIPS
         AGE               WITH FUND                   SERVED                  DURING PAST 5 YEARS    HELD BY DIRECTOR
Alison D. Rudolf* (52)  Director          Since May 14, 2004                 Township Manager - Lower  Director - ICMA
                                          Term expires October, 2005         Moreland Twp, PA          Retirement
                                                                             (1982-present)            Corporation
                                                                                                       (2003-present);
                                                                                                       Trustee - ICMA
                                                                                                       Retirement Trust
                                                                                                       (1997-2000)

Joan McCallen** (52)    President and     Since September 11, 2003           CEO - ICMA Retirement        N/A
                        Principal                                            Corporation (August 2003
                        Executive                                            - present); President -
                        Officer                                              Vantagepoint Investment
                                                                             Advisers, LLC (August
                                                                             2003 - present);
                                                                             President, CEO and
                                                                             Director - ICMA -RC
                                                                             Services, LLC, broker-
                                                                             dealer (August 2003 -
                                                                             present); Executive Vice
                                                                             President and Chief
                                                                             Operations Officer ICMA-
                                                                             Retirement Corporation
                                                                             (1997 to 2003)

INTERESTED DIRECTORS AND OFFICERS

  NAME, ADDRESS AND     POSITION(S) HELD  TERM OF OFFICE AND LENGTH OF TIME  PRINCIPAL OCCUPATION(S)    DIRECTORSHIPS
         AGE               WITH FUND                   SERVED                  DURING PAST 5 YEARS     HELD BY DIRECTOR
Bruce James             Senior Vice       Since September, 2004              Senior Vice President     N/A
Rohrbacher** (52)       President and                                        and  Chief Compliance
                        Chief Compliance                                     Officer - ICMA
                        Officer                                              Retirement Corporation
                                                                             (2004 to present);
                                                                             Director of Compliance
                                                                             and Internal Audit -
                                                                             Frank Russell Company
                                                                             (1996 - 2004).

Gerard P. Maus** (53)   Treasurer and     Since December, 2004               Senior Vice President     N/A
                        Principal                                            and Chief Financial
                        Financial                                            Officer ICMA Retirement
                        Officer                                              Corporation (November
                                                                             2004 to present) Manager
                                                                             and Treasurer - VIA,
                                                                             VTA, ICMA-RC Services
                                                                             (Dec. 2004 - present)

Paul Gallagher** (45)   Secretary         Since November, 1998               Senior Vice President     N/A
                                                                             /Secretary and General
                                                                             Counsel - ICMA
                                                                             Retirement Corporation
                                                                             (1998 - present);
                                                                             Secretary - Vantagepoint
                                                                             Investment Advisers, LLC
                                                                             (1999 present);
                                                                             Principal/ Assistant
                                                                             General Counsel - The
                                                                             Vanguard Group
                                                                             (1985-1998)

*Ms. Rudolf is considered an interested director because she is a director of ICMA Retirement Corporation ("RC"). VIA is a wholly-owned subsidiary of RC.

**Ms. McCallen and Messrs. Rohrbacher, Maus and Gallagher are the executive officers of the Funds and are considered interested persons as defined by the 1940 Act.

                                  COMPENSATION

      Directors are paid a quarterly retainer of $1,000 for their services, in recognition of their duties and responsibilities over and above meeting attendance that require at least two days of service, study and review each quarter, except the chairperson of the Board of Directors is paid a quarterly retainer of $1,500 in recognition of the additional responsibilities and time required in serving in that position.

      In addition, each director is paid a $1,000 meeting fee for each regular meeting and a $1,000 meeting fee for each special meeting, attended in-person, at which the approval of an investment advisory or subadvisory agreement is considered. A Director also is paid a $500 meeting fee for any committee meeting or other special meeting attended in-person and held on a date other than the date of another compensated meeting. A director does not receive compensation for participating in a meeting by telephone, unless the telephonic meeting is held in lieu of a regular in-person meeting in order to minimize travel costs and achieve a quorum. To promote continuing director education, a Director who attends an Investment Company Institute seminar or conference receives a $500 attendance fee, limited to one per year.

Finally, at the conclusion of each calendar year, a stipend of $4,000 is paid to each Director of the Funds who attended all "in-person" regular, special and committee meetings for which he or she was responsible. A stipend of $2,000 is paid to those Directors who missed one meeting, and $1,000 is paid to those Directors who missed no more than one regular Board meeting and one committee or special Board meeting. Attendance at a meeting by telephone does not count as attendance, unless the meeting was scheduled as a teleconference. Failure to attend a missed meeting caused by flight cancellations or family emergencies or absences from special Board meetings or committee meetings due to prior schedule conflicts announced at the time of the meeting was scheduled are not considered missed meetings for purposes of calculating the stipend.

The following table provides information about compensation received by each Director for the fiscal year ended December 31, 2003.

                               AGGREGATE COMPENSATION
 NAME OF PERSON                      FROM FUNDS
---------------                ----------------------
INDEPENDENT DIRECTORS
  N. Anthony Calhoun           $               20,500
  Donna K. Gilding             $               10,500
  Arthur R. Lynch              $               14,500
  Eddie N. Moore, Jr.          $               16,500
  Peter Meenan                 $               14,500
  Robin L. Wiessmann           $               11,500
INTERESTED DIRECTOR
  Howard D. Tipton*            $               12,500
  Alison D. Rudolf**                   Not applicable


*Mr. Tipton's term expired in December 2003 because he no longer served on the Board of Directors for RC, a requirement of being a Class 3 Director of The Vantagepoint Funds.

** Ms. Rudolf's term as a Director began on May 14, 2004 and as such she received no compensation for the year-ended December 31, 2003.

                      OWNERSHIP OF SHARES BY THE DIRECTORS

The following table represents shares owned by the Directors of each portfolio of the Funds as of December 31, 2003:

                                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                                   SECURITIES IN ALL  REGISTERED INVESTMENT
                        DOLLAR RANGE OF EQUITY SECURITIES IN THE   COMPANIES OVERSEEN BY DIRECTOR IN FAMILY
NAME OF DIRECTOR                         FUNDS                             OF INVESTMENT COMPANIES
----------------        ----------------------------------------   ----------------------------------------
INDEPENDENT DIRECTORS
   N. Anthony Calhoun                   -0-                                     Not applicable
   Donna K. Gilding                     -0-                                     Not applicable
   Arthur R. Lynch                  Over $100,000                                Over $100,000
   Eddie N. Moore, Jr.                  -0-                                     Not applicable
   Peter Meenan                         -0-                                     Not applicable
   Robin L. Wiessmann                   -0-                                     Not applicable
INTERESTED DIRECTOR

   Howard D. Tipton*                 Over $100,000                               Over $100,000
   Alison D. Rudolf**               Not applicable                              Not applicable

* Mr. Tipton's term expired in December 2003 because he no longer served on the Board of Directors for RC, a requirement of being a Class 3 Director of The Vantagepoint Funds.

** Ms. Rudolf's term as a Director began on May 14, 2004 and as such did not report share ownership for the year-ended December 31, 2003.

      As of the date of this SAI, directors and executive officers of the Funds as a group beneficially owned less than 1% of the outstanding shares of each Fund.

                             COMMITTEES OF THE BOARD

      There are three standing committees of the Board of Directors: Audit Committee, Nominating Committee, and Investment Committee.

      The members of the Audit Committee are: Arthur R. Lynch, Eddie N. Moore, Jr. and N. Anthony Calhoun. The Board of Directors has determined that each member of the Audit Committee is an "audit committee financial expert" as that term has been defined under the federal securities laws. The Audit Committee operates pursuant to a charter adopted by the Board of Directors. The responsibilities of the Audit Committee include: acting as a liaison between the independent accountants and the Board of Directors and overseeing the Funds' accounting and financial reporting practices; approving the engagement, retention and termination of auditors; evaluating the independence of the auditors; meeting with the auditors to discuss the scope of the audit, audit results and any matters of concern that may be raised by the auditors. The Audit Committee reports to the Board of Directors on significant results of the Committee's activities. The Audit Committee met ten times during the past fiscal year.

      The Nominating Committee consists of all of the Board's Independent Directors and operates pursuant to a charter adopted by the Board of Directors. The Committee is responsible for evaluating qualifications of candidates for Board membership and making recommendations for nominees to the Board of Directors (and, with regard to nominations of independent director candidates, makes recommendations to the other independent directors). The Nominating Committee will review shareholder recommendations to fill vacancies, provided they are submitted in writing, addressed to the Committee and mailed to the Fund at the address listed in the SAI. The Committee will periodically review Board member compensation and reviews, as necessary, the responsibilities of any Board committee. The Nominating Committee met once during the past fiscal year.

      The Investment Committee consists of Donna K. Gilding, Peter Meenan and N. Anthony Calhoun and currently is responsible for reviewing the reallocation of assets among subadvisers to a Fund and considering subadviser replacements if requested by VIA, all subject to Board approval. The Investment Committee did not meet during the past fiscal year.

      DIRECTORS' CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY
      AGREEMENTS

      [TO BE UPDATED]

      The Advisory Agreement and each subadvisory agreement ("Agreements") have been approved by the Board of Directors, including a majority of the Independent Directors, in person at a meeting called for such purpose.

      The Board of Directors most recently approved the Agreements for each Fund, except for the Advisory Agreement for the Milestone Funds and the subadvisory agreement with STW Fixed Income Management, Ltd ("STW") for the Short-Term Bond Fund, at its meeting on December 9, 2004. The Independent Directors were represented by independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Independent Directors met separately with their independent legal counsel prior to the board meeting to discuss matters relating to their consideration of the Agreements.

      In preparation for the meeting, the Directors requested, received and considered a wide variety of information about the Adviser and the subadvisers, including information from an independent, nationally recognized provider of investment company information comparing the performance of the Funds over various periods of time and their operating expenses with other funds believed by the provider to be generally comparable in investment objectives and size to the Funds.

Among other materials, the Directors received and considered information and reports in advance of the meeting regarding: (a) the quality of the Adviser's and subadvisers' investment management and other services; (b) the Adviser's and subadvisers' investment management personnel and operations; (c) the process by which the Adviser evaluates, selects, reviews and monitors the subadvisers; (d) the subadvisers' brokerage practices (including any soft dollar arrangements);
(e) the level of the advisory or subadvisory fees that are charged and a comparison to fees charged to a selected group of funds; (f) a Fund's operating expenses compared to a selected group of funds; (g) profitability information of the Adviser and its affiliates and, to the extent available, certain profitability information of the subadvisers; (h) the Adviser's and subadvisers' compliance systems; and (i) the Fund's performance compared with a selected peer group of funds.

At the meeting, representatives of the Adviser presented additional information about it and the subadvisers to the Directors to assist the Directors in evaluating the reasonableness of the fees paid to the Adviser and each subadviser and other aspects of the Agreements. The Directors then discussed the materials with the Adviser and the approval of each Agreement in light of this information.

In addition to the information the Directors received in advance of the meeting and the presentations made by, and discussion held with, management at the meeting, the Board considered a variety of other factors in approving each Agreement. The factors considered by the Board included, but were not limited to, the following: (1) the nature and quality of the services provided to each Fund by the Adviser and the subadvisers, including the performance of the Fund relative to (a) its stated investment objective, (b) other investment companies similar in objective to the Fund, and (c) benchmark indice(s); (2) the Adviser's profitability from the Advisory Agreement and, to the extent available, subadviser profitability; (3) the appropriateness of the Adviser's fee taking into account any ancillary benefits to the Adviser and its affiliates that can be attributed to the Adviser's position with the Fund; (4) the Adviser's and subadvisers' fees as compared to those charged by others for providing similar advisory services to clients similar to the Fund; (5) the experience and qualifications of the Adviser's personnel and the extent of care and conscientiousness with which the Adviser performs its duties, including the subadviser selection and fee negotiation process whereby the Adviser seeks to achieve an appropriate and competitive level of fee and fee structure; and (6) the nature, quality and costs of the non-investment management services provided by the Adviser and its affiliates to the Fund's shareholder base.

In considering the approval of the subadvisory agreements, the Directors also considered the assessments provided by the Adviser as to the nature and quality of the services provided by the subadvisers and the Adviser's belief that the subadvisory fees paid by each Fund are competitive and appropriate; and the Adviser's assessment that each subadviser's use of soft dollars as it relates to the applicable Fund is appropriate.

With regard to the initial approval of the Agreements with Mellon Capital Management for the US Government Securities Fund and the Index Funds, the Board considered, among other things, the materials that were provided by the Adviser and Mellon Capital Management in advance of the Meeting; and the presentations made by, and the discussions with, representatives of the Adviser and Mellon Capital Management at the meeting. The information the Board received and considered relating to the appointment of Mellon Capital Management as subadviser to the Funds included: Mellon's business, personnel, operations, brokerage and trading policies and practices, Code of Ethics, and other compliance procedures, information relating to advisory fees and expense ratios of a selected group of comparably sized funds. The Board also considered the nature and quality of the services expected to be provided by Mellon Capital Management to the US Government Fund and the Index Funds, the distinct investment process of Mellon Capital Management, the history and qualifications of its personnel and certain information relating to its financial condition, and other relevant factors.

Based upon the foregoing and other factors, the Board, including all of the Independent Directors, concluded that the nature and quality of the Advisers' and subadvisers' services provided (or to be provided) to the Funds were consistent with the Funds' operational requirements; and that continuation or the initial approval of each Agreement, as the case may be, is in the best interests of the applicable Fund and its respective shareholders, and unanimously approved each Agreement.

The Board of Directors approved the Agreement for each Milestone Fund at its meeting on October 29, 2004. The Independent Directors were represented by independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Independent Directors met separately with their independent legal counsel prior to the board meeting to discuss matters relating to their consideration of the Agreements.

With respect to the Board's approval of the Advisory Agreement, the Directors received and considered information in advance of the meeting, including information regarding: (1) the nature, quality and extent of the services to be provided by VIA; (2) the level of investment advisory fees to be charged by VIA and a comparison of those fees to the fees: (a) charged by VIA to other series of The Vantagepoint Funds (the "VP Fund") that are also structured to invest in underlying series of the VP Fund ("VP Fund-of-Funds"); and (b) paid by certain groups of registered investment companies utilizing a lifecycle or lifestyle approach by investing in underlying mutual funds ("lifecycle/lifestyle fund-of-funds"); (3) VIA's experience in managing the VP Fund-of-Funds; (4) each Milestone Fund's expected operating expenses compared to certain groups of lifecycle/lifestyle fund-of-funds; and (5) the projected costs of the services to be provided and positive margins to be realized by VIA and its affiliates from its relationship with the Milestone Funds.

In determining to approve the Advisory Agreement with VIA, the Directors considered the information received in advance of the meeting, the presentations made by, and discussions held with, VIA personnel at the meeting, as well as a variety of factors, and reached the following conclusions:

      (1) With respect to the nature, extent and quality of the services expected to be provided by VIA to the Milestone Funds, the Directors considered the specific investment services to be provided by VIA, such as the development of customized age and time appropriate asset allocations both initially and over time, the monitoring of the underlying series' performance, and the monitoring of aging paths and allocations. They also considered the experience of VIA's investment management staff with regard to managing the VP Fund-of-Funds, which employ a similar investment approach. The Directors concluded that the nature, extent and quality of the investment advisory services expected to be provided by VIA were appropriate for the Milestone Funds in light of their investment objectives and strategies and, thus, supported a decision to approve the Advisory Agreement with VIA.

      (2) At the time of the Board's consideration of the Advisory Agreement, the Milestone Funds had not commenced operations and, therefore, there was no information for the Directors to evaluate regarding VIA's performance in managing the Milestone Funds.

      (3) The Directors reviewed information provided by VIA on the expected costs and margins to be realized by VIA (and its affiliates) from its relationship with the Milestone Funds based upon estimated costs and revenues and certain asset projections. Such information indicated that VIA would not experience a positive margin from the provision of services to the Milestone Funds for at least the first three years of the Funds' operations. The Directors concluded that, based on the information provided, VIA may not realize economies of scale as the projected asset levels of the Milestone Funds to be managed by VIA increase over the short-term and, therefore, that the proposed fee structure is appropriate at this time.

      (4) The Directors also considered comparisons of the fees to be paid to VIA by the Milestone Funds with the fees VIA charges to the VP Fund-of-Funds. The proposed fee schedule for the Milestone Funds is the same as the fee schedule for the VP Fund-of-Funds; and the type of services VIA is to provide to the Milestone Funds are generally comparable to those provided to the VP Fund-of-Funds. The Directors also considered comparative data compiled and provided by VIA on the advisory fees paid by, and the total expense ratios of, a group of lifecycle/lifestyle fund-of-funds. The information provided by VIA indicated that the proposed advisory fee rate for, and the expected expense ratios of, the Milestone Funds for the 2005 fiscal year, taking into consideration the expense reimbursements agreed to by VIA, appeared to be within a reasonable range. The foregoing comparisons assisted the Directors in determining to approve the Advisory Agreement by providing them with a basis for determining the reasonableness of VIA's fee on a relative basis. Based on the comparative information provided by VIA, the Directors concluded that VIA's advisory fee appeared to be within a reasonable range for the services to be provided.

After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the initial approval of the Advisory Agreement is in the best interests of each Milestone Fund and its shareholders, and approved the Advisory Agreement with, and the fee to be paid to, VIA.

With respect to the Board's approval of the Subadvisory Agreement, the Directors received information in advance of the meeting, including information regarding:
(1) the process by which VIA selected and recommended for Board approval STW as a subadviser of the Fund; (2) the nature and quality of the services to be provided by STW; (3) STW's investment management business, personnel and operations; (4) STW's brokerage and trading policies and practices; (5) the level of subadvisory fees to be charged the Fund by STW and a comparison of those fees to the fees: (a) charged by STW to other comparable accounts it manages, including registered and unregistered investment companies or other pooled investment vehicles; (b) paid by certain other registered investment companies similar in investment objective to the Fund; and (c) charged by a group of separate account investment managers implementing a short duration (a portfolio maturity of 1-3 years) mandate; (6) STW's compliance program; (7) STW's historical performance returns following a short duration mandate, and such performance compared to two benchmarks, the Merrill Lynch 1-3 Year Government/Corporate Bond Index and the Merrill Lynch 1-3 Year Treasury Bond Index; (8) the Fund's expected operating expenses compared to certain other registered investment companies similar in investment objective to the Fund; and
(9) STW's financial condition.

In determining to approve the subadvisory agreement with STW, the Directors considered the information received in advance of the October 29, 2004 meeting, the presentations made by, and discussions held with, STW and VIA personnel at the October 29, 2004 meeting, as well as a variety of factors, and reached the following conclusions:

      (1) With respect to the nature, extent and quality of the services expected to be provided by STW under the subadvisory agreement, the Directors considered the specific investment process to be employed by STW in managing the assets of the Fund to be allocated to STW; the qualifications of STW's investment management team with regard to implementing a short duration mandate; STW's favorable performance record as compared to two benchmarks, the Merrill Lynch 1-3 Year Government/Corporate Bond Index and the Merrill Lynch 1-3 Year Treasury Bond Index; STW's infrastructure and whether it appears to adequately support a fixed income strategy; the portfolio management reporting and client interface services to be provided by STW; and VIA's favorable assessment as to the nature and quality of the subadvisory services to be provided by STW to the Fund. The Directors noted that STW has a successful performance record as a short duration manager and an experienced portfolio management team, and appears to have adequate infrastructure and support staff to implement a short duration mandate for the Fund. The Directors concluded that the nature, extent and quality of the subadvisory services expected to be provided by STW were appropriate for the Fund in light of its investment objective and, thus, supported a decision to approve the subadvisory agreement with STW.

      (2) Since there has been no prior subadvisory relationship between the Fund and STW, there was no information for the Directors to evaluate relating to STW's performance in managing the Fund. The Directors did, however, evaluate STW's historical investment performance record in managing its clients' assets pursuant to a short duration mandate, and that performance record versus two benchmarks, the Merrill Lynch 1-3 Year Government/ Corporate Bond Index and the Merrill Lynch 1-3 Year Treasury Bond Index. The Directors concluded that STW's historical investment performance record supported approval of the subadvisory agreement, noting that STW consistently outperformed these benchmarks for the periods presented with one exception.

      (3) With regard to the expected profits and costs to be realized by STW (and its affiliates) from its relationship with the Fund, the Directors were informed that such information was not available. In order to assist the Directors in evaluating STW's proposed subadvisory fee, the Directors asked representatives of STW at the meeting to address the manner in which STW determines its subadvisory fee schedule and the breakpoints in the fee schedule. The Directors were informed that STW determines its subadvisory fee rates by evaluating the nature and scope of the services it offers (such as active management style and commitment to information technology), the competitive environment for similar services and the competitive environment in which STW's subadvisory clients operate. The Directors also considered that STW believes that it will experience economies of scale in connection with the services to be provided to the Fund, and that the breakpoints in the proposed fee schedule are designed to reflect these economies. In reviewing the extent to which economies of scale may be realized by STW if the assets of the Fund to be managed by STW grow, and whether the proposed fee levels reflect these economies, the Directors considered that STW's breakpoint structure establishes the potential to share economies of scale with the Fund's shareholders and concluded that the breakpoints in the proposed fee schedule are likely to capture certain economies of scale for the benefit of the Fund's shareholders.

      (4) The Directors also considered comparisons of the fees to be paid to STW by the Fund with the fees STW charges to its other clients, including other registered investment companies for which it serves as a subadviser. According to the comparative information provided, the proposed fee schedule for the Short-Term Bond Fund is the same as the fee schedule for other registered investment companies for which STW provides subadvisory services, and the services STW is to provide to the Fund appeared to be comparable to those STW provides to its other subadvisory clients. The Directors were provided with, and reviewed information from, a study conducted for VIA by an investment consultant on the fees charged to accounts with assets comparable to the amount of assets to be allocated initially to STW by a group of separate account investment managers that employ an active short-term duration mandate. According to the information provided, the effective fee rate to be paid by the Fund to STW would be below the average fee of such managers and just above the median fee. The Directors also considered information reported by VIA (which was based on data obtained from a third-party source) on the total investment management fees paid by, and the total expense ratios of, a group of registered investment companies similar in investment objective to the Fund and with assets greater than $100 million. This information showed that, if STW served as a subadviser of the Fund at the proposed fee rate, the Fund's expected: (1) total investment advisory and subadvisory fees would be below the median investment management fees of such funds; and
      (2) overall expense ratio would be below the median and average expense ratios of such funds. The foregoing comparisons assisted the Directors in considering the subadvisory agreement by providing them with a basis for evaluating the reasonableness of STW's fee on a relative basis. Based on this information, the Directors concluded that STW's subadvisory fee appeared to be within a reasonable range for the services to be provided.

      (5) The Directors considered VIA's judgment that the addition of STW as a subadviser of the Fund would add value by complementing the investment approach of the Fund's current investment subadviser, Payden. In this regard, the Directors considered that the addition of STW as a subadviser should serve to increase portfolio diversification and help to reduce the volatility and overall investment risks of the Fund. The Directors concluded that these investment considerations supported approval of the subadvisory agreement.

      (6) VIA's selection and due diligence process in recommending STW as subadviser of the Fund, and VIA's conclusions that the fee to be paid to STW for its services to the Fund is reasonable, were also considered by the Directors; and the Directors concluded that VIA's recommendations and conclusions supported approval of the Subadvisory Agreement.

After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the independent directors, concluded that the initial approval of the subadvisory agreement is in the best interests of the Fund and its shareholders, and approved the subadvisory agreement with, and the fee to be paid to, STW.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The principal shareholder of The Vantagepoint Funds is VantageTrust (the "VantageTrust"), a Trust sponsored by The VantageTrust Company ( a New Hampshire non-depository bank), which is a wholly owned subsidiary of RC. The VantageTrust was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. The VantageTrust owns a majority of the outstanding shares of each Fund and is therefore considered a "control" person for purposes of the 1940 Act. As a control person of each Fund, VantageTrust may possess the ability to control the outcome of matters submitted to the vote of shareholders. The following represents the percentage of shares outstanding in each of the Funds held by VantageTrust as of March 31, 2004:

Money Market                      39.75%
US Government Securities          66.86%
Asset Allocation                  70.22%
Equity Income                     65.13%
Growth & Income                   64.27%
Growth                            67.75%
Aggressive Opportunities          64.34%
International                     64.38%
Core Bond Index  I                86.97%
Core Bond Index II                33.01%
500 Stock Index I                 94.33%
500 Stock Index II                25.50%
Broad Market Index I              95.90%
Broad Market Index II             33.76%
Mid/Small Co. Index I             93.05%
Mid/Small Co. Index II            33.48%
Overseas Index I                  93.47%
Overseas Index II                 27.58%
Savings Oriented                  55.52%
Conservative Growth               60.55%
Traditional Growth                65.19%
Long-Term Growth                  67.78%
All-Equity Growth                 66.98%

                     INVESTMENT ADVISORY AND OTHER SERVICES

VIA is a wholly owned subsidiary of, and is controlled by RC, a retirement plan administrator and investment adviser whose principal investment advisory client is VantageTrust. RC was established as a not-for-profit organization in 1972 to assist state and local governments and their agencies and instrumentalities in the establishment and maintenance of deferred compensation and qualified retirement plans for the employees of such public sector entities. These plans are established and maintained in accordance with Sections 457 and 401, respectively, of the Internal Revenue Code of 1986, as amended. RC has been registered as an investment adviser with the SEC since 1983.

VIA is a Delaware limited liability company, and is registered as an investment adviser with the SEC.

VIA provides investment advisory services to each of the Vantagepoint Funds, including the Model Portfolio and Milestone Funds, pursuant to Master Advisory Agreements (each an "Advisory Agreement"). The advisory services include Fund design, establishment of Fund investment objectives and strategies, selection and management of subadvisers, and performance monitoring. VIA supervises and directs each Fund's investments. Additionally, VIA is responsible for the asset allocation for the Model Portfolio and Milestone Funds. VIA furnishes periodic reports to the Funds' Board of Directors regarding the investment strategy and performance of each Fund.

Pursuant to the Advisory Agreements, the Funds compensate VIA for these services by paying VIA an annual advisory fee assessed against daily average net assets under management in each Fund as follows:

                                  ADVISORY FEE

All Funds except
the Index Funds
(including the Model
Portfolio and Milestone
Funds                                  0.10%

Index Funds                            0.05%

VIA received the following investment advisory fees for the fiscal years ended December 31, 2001, 2002, and 2003:

ADVISORY FEE PAID                          2001            2002           2003
Money Market*                          $    27,008     $    87,606    $   121,578
Income Preservation                        602,159         426,006        505,321
US Government Securities                   112,865         168,186        225,600
Asset Allocation                           904,974         770,146        679,463
Equity Income                              581,723         616,820        625,743
Growth & Income                            387,618         444,824        586,001
Growth                                   2,902,161       2,466,713      2,240,071
Aggressive Opportunities                   796,070         680,714        680,259
International                              301,016         295,314        312,655
Core Bond Index                            204,080         237,825        278,071
500 Stock Index                            118,413         111,292        120,736
Broad Market Index                         253,811         219,585        214,210
Mid/Small Company Index                     29,580          28,752         32,868
Overseas Equity Index                       20,976          21,569         25,314
Model Portfolio Savings Oriented           117,935         144,868        173,411
Model Portfolio Conservative Growth        253,154         282,781        308,198
Model Portfolio Traditional Growth         507,803         570,943        622,976
Model Portfolio Long-Term Growth           472,003         526,838        612,219
Model Portfolio All-Equity Growth           21,412          45,140         75,327


* VIA waived, $77,619 of its fee for the fiscal year ended December 31, 2001 and $38,024 of its fee for the fiscal year ended December 31, 2002.

VIA or its broker-dealer affiliate, ICMA-RC Services LLC ("RC Services"), provides all distribution and marketing services for the Funds. VIA or its transfer agent affiliate, Vantagepoint Transfer Agents, LLC. ("VTA"), also provides certain transfer agency and administrative shareholder support services for the Vantagepoint Funds pursuant to a Transfer Agency and Administrative Services Agreement related to the retirement plans investing in the Funds. The address for VIA, RC Services, and VTA is 777 N. Capitol Street, N.E., Washington, D.C. 20002 VIA or VTA, as the case may be, also provides Fund administration and transfer agency services, such as preparation of shareholder reports and proxies, shareholder recordkeeping and processing of orders. VIA and VTA receives asset-based compensation for these administrative and transfer agency services on an annual basis as follows:

                                       FEE FOR                FEE FOR
                                   INVESTOR SERVICES       FUND SERVICES
                                   -----------------       -------------
All Funds except
the Index Funds
(including underlying Funds
Of the Model Portfolio Funds)                  0.20%               0.15%

Index Funds

Class I                                        0.15%               0.15%
Class II                                       0.05%               0.05%

VIA or VTA received the following fees for administrative and transfer agency services for the fiscal years ended December 31, 2001, 2002, and 2003:

AMOUNT RECEIVED                             2001             2002              2003
Money Market                           $     366,194    $     439,705     $     425,524
Income Preservation                        1,207,228        1,491,020         1,768,623
US Government Securities                     395,028          588,650           789,598
Asset Allocation                           3,167,410        2,695,512         2,378,119

Equity Income                              2,036,030        2,158,869         2,190,100
Growth & Income                            1,356,662        1,556,884         2,051,005
Growth                                    10,157,564        8,633,494         7,840,249
Aggressive Opportunities                   2,786,244        2,382,500         2,380,908
International                              1,058,408        1,033,599         1,094,293
Core Bond Index                            1,027,946        1,179,169         1,365,329
500 Stock Index                              430,603          403,511           439,260
Broad Market Index                         1,064,556          887,201           854,596
Mid/Small Company Index                      119,679          115,785           133,105
Overseas Equity Index                        108,560          113,419           132,655
Model Portfolio Savings Oriented                 N/A              N/A               N/A
Model Portfolio Conservative Growth              N/A              N/A               N/A
Model Portfolio Traditional Growth               N/A              N/A               N/A
Model Portfolio Long-Term Growth                 N/A              N/A               N/A
Model Portfolio All-Equity Growth                N/A              N/A               N/A

The advisory fee, the fee for investor services, and the fee for fund services are deducted from the applicable Fund's assets, and their effect is factored into any quoted share price or investment return for that Fund.

The Funds, VIA, RC Services and each subadviser has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes apply to the personal investing activities of access persons as defined by Rule 17j-1, and are designed to prevent unlawful practices in connection with the purchase and sale of securities by access persons. Under the codes, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes and, in certain cases, pre-clear securities transactions. A copy of these codes are on file with the SEC and available to the public.

The Funds have also entered into an Administration Agreement with Investors Bank & Trust Company ("IBT") wherein IBT performs certain fund accounting, financial reporting, tax filing and portfolio compliance functions. IBT has received the following fees for these services for the fiscal years ended 2001, 2002 and 2003:

                                    2001          2002         2003
                                  ---------     ---------    ---------
Money Market                      $  20,509     $  21,525    $  19,105
Income Preservation                  76,409        72,277       76,040
US Government                        21,345        28,035       35,127
Asset Allocation                    149,992       133,242      103,662
Equity Income                        98,511       105,568       94,084
Growth and Income                    70,076        74,703       88,069
Growth                              372,040       408,553      339,907
Aggressive Opportunities            133,617       118,108      101,087
International                        58,564        51,426       46,993
Core Bond Index                      21,451        19,500       18,000
500 Stock Index                      20,658        19,500       18,000
Broad Market Index                   22,304        19,500       18,000
Mid/Small Co. Index                  19,594        19,500       18,000
Overseas Equity Index                19,483        19,500       18,000
Savings Oriented                     18,333        21,600       20,000
Conservative Growth                  18,757        21,600       20,000
Traditional Growth                   19,047        21,600       20,000
Long-Term Growth                     19,022        21,600       20,000
All-Equity Growth                     4,061        19,410       20,000

The day-to-day investment management of each Fund rests with one or more subadvisers hired by the Funds with the assistance of VIA. The responsibility for overseeing subadvisers rests with VIA's Investment Division. The following tables identify each subadviser and indicate the annual subadvisory fee that is paid out of the assets of each Fund.

The fee is assessed against average daily net assets under management. The fee schedules that have been negotiated with each subadviser and the fees paid for the fiscal years ended December 31, 2001, 2002 and 2003 are set forth below.

                                   SUBADVISERS

The following firms currently serve as subadvisers:

Artisan Partners Limited Partnership, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin, serves as subadviser to the International Fund. Artisan Partners is a Delaware limited partnership managed by its sole general partner, Artisan Investment Corporation. Andrew Ziegler and Carlene Ziegler are the directors of Artisan Investment Corporation and together own 100% of its outstanding voting securities.

Capital Guardian Trust Company, 333 South Hope Street, Los Angeles, California, 90071, serves as subadviser to the International and Growth & Income Funds. Capital Guardian Trust Company is a wholly owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc.

Brown Capital Management, 1201 North Calvert Street, Baltimore, Maryland, 21202, serves as subadviser to the Growth Fund. Brown Capital Management is controlled by its founder and president, Eddie C. Brown.

Fidelity Management & Research Company ("FMR"), 82 Devonshire Street, Boston, Massachusetts, serves as subadviser to the Growth Fund. FMR has entered into a sub-subadvisory agreement with FMR Co., Inc. ("FMRC") pursuant to which FMRC has primary responsibility for choosing investments for the Fund. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Tukman Capital Management, 60 E. Sir Francis Drake Blvd., Larkspur, California, 94939, serves as subadviser to the Growth Fund. Tukman Capital Management is controlled by its President, Melvin Tukman.

T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland, 21202, serves as subadviser to the Growth & Income, Equity Income and Aggressive Opportunities Funds. T. Rowe Price Associates, Inc. is a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company listed on the Nasdaq National Market.

Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts, 02109, serves as subadviser to the Growth & Income and Aggressive Opportunities Funds. Wellington Management Company is a Massachusetts limited liability partnership.

Barrow, Hanley, Mewhinney & Strauss, Inc., 3232 McKinney Avenue, Dallas, Texas, 75204, serves as subadviser to the Equity Income Fund. The firm is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc.

Southeastern Asset Management, 6410 Poplar Avenue, Memphis, Tennessee, 38119, serves as subadviser to the Equity Income and Aggressive Opportunities Funds. Southeastern is wholly owned by its employees.

Mellon Capital Management, 595 Market Street, San Francisco, California, 94105, serves as subadviser to the Asset Allocation, Index, and US Government Securities Funds. Mellon Capital is a wholly owned, indirect subsidiary of Mellon Financial Corporation, a publicly traded and bank holding company.

Payden & Rygel Investment Counsel, 333 So. Grand Avenue, Los Angeles, California, 90071, serves as subadviser to the Short-Term Bond Fund. The firm is a privately held independent investment management organization owned by ten senior employees who are actively involved in the day-to-day operations of the firm.

Peregrine Capital Management, Inc., 800 LaSalle Street, Suite 1850, Minneapolis, Minnesota, 55402, serves as a subadviser to the Growth Fund. The firm is 100% owned by Wells Fargo & Company.

STW Fixed Income Management Ltd., 6185 Carpinteria Avenue, Carpinteria, California, 93013. The firm is owned 100% by William H. Williams, Principal, Chief Executive Officer and Chief Investment Officer.

Information on the advisory services provided by each Subadviser for each Fund can be found in the Prospectus, under the heading "Investment Policies, Investment Objectives, Principal Investment Strategies, and Related Risks."

The following represents fees paid to the various subadvisers:

                                                                                                                   AMOUNT
                                                                               AMOUNT PAID      AMOUNT PAID       PAID FOR
                                                                               FOR PERIOD       FOR PERIOD         PERIOD
                                                                                  ENDED            ENDED            ENDED
FUND/SUBADVISER                                    ASSETS MANAGED       FEE   DEC. 31, 2001    DEC. 31, 2002    DEC. 31, 2003
MONEY MARKET FUND

AIM Advisors, Inc. (adviser to AIM Short-Term
Investments Co. Liquid Asset Portfolio)+           Flat fee            0.11%           N/A              N/A             N/A

+AIM Advisors, Inc. is not a subadviser to the Money Market Fund and the fee reflected is the expense ratio charged by the Short-Term
Investments Co. Liquid Asset Portfolio

SHORT-TERM BOND FUND(1)

Subadviser
Pacific Investment Management Company, LLC         Flat fee            0.25%    $  239,330       $  327,225      $  389,895

Payden & Rygel Investment Counsel                  First $200 million  0.10%    $  141,553       $  108,816      $  195,279
                                                   Next $100 million   0.09%
                                                   Over $300 million   0.08%

Wellington Management Company, LLP                 First $100 million  0.25%    $  230,479       $  297,766      $  333,582
                                                   Over $100 million   0.15%

US GOVERNMENT SECURITIES FUND(1)

Subadviser
Mellon Capital Management                          First $100 million  0.06%           N/A              N/A             N/A
                                                   Over $100 million   0.05%

Seix Investment Advisors, Inc.                     First $150 million  0.10%    $  113,097(+)    $  154,990      $  213,528

(1) Seix Investment Advisers, Inc. served as a
  subadviser until December 2003.
(+) Reflects higher fee schedule in place prior to
 July 1, 2001
                                                   Next $150 million   0.08%

ASSET ALLOCATION FUND(2)

Subadviser
Mellon Capital Management                          First $200 million 0.375%    $2,147,052       $1,811,009      $1,600,218
                                                   Next  $300 million  0.20%
                                                   Over $500 million   0.15%

----------
(1) On November 6, 2004, the Income Preservation Fund changed its name to the Short-Term Bond Fund. Prior to that date, the Fund had a different investment objective, strategies, risks and investment subadvisers.

                                                                                                                       AMOUNT
                                                                                   AMOUNT PAID      AMOUNT PAID       PAID FOR
                                                                                   FOR PERIOD       FOR PERIOD         PERIOD
                                                                                     ENDED             ENDED            ENDED
FUND/SUBADVISER                                    ASSETS MANAGED         FEE     DEC. 31, 2001    DEC. 31, 2002    DEC. 31, 2003
(2) Avatar, Payden & Rygel, and Wilshire no longer serve as subadvisers to the
Asset Allocation Fund. They received fees for fiscal year ended December 31,
2001 in the amounts of $127,916 and $106,647, respectively.

EQUITY INCOME FUND

Subadviser
Barrow, Hanley, Mewhinney
& Strauss, Inc.                                    First $10 million      0.75%     $  558,509       $  593,232       $  572,639
                                                   Next  $15 million      0.50%
                                                   Next  $175 million     0.25%
                                                   Next  $600 million     0.20%
                                                   Next  $200 million     0.15%
                                                   Over  $1 billion       0.13%

Southeastern Asset Management, Inc.                First $50 million      0.75%     $  940,752       $1,166,634       $1,135,514
                                                   Over $50 million       0.50%

T. Rowe Price Associates, Inc.*                    First $500 million     0.40%
                                                   Over  $500 million    0.375%     $  741,584       $  823,542       $  768,908

GROWTH & INCOME FUND(3)

Subadviser
Capital Guardian Trust Company                     First $25 million      0.55%*    $  375,201       $  395,167       $  500,217
                                                   Next  $25 million      0.40%
                                                   Over  $50 million     0.225%
                                                   * Minimum fee of
                                                   $167,500 payable
                                                   to Capital Guardian

T. Rowe Price Associates, Inc.*                    First $500 million    0.400%     $  181,147       $  560,877       $  713,887
                                                   Over  $500 million    0.375%

Wellington Management Company, LLP                 First $50 million      0.40%     $  429,433       $  458,853       $  558,010
                                                   Next $50 million       0.30%
                                                   Over $100 million      0.25%

(3) Putnam Investment Management, Inc. served as subadviser to the Fund from January 1, 2001 to May 18, 2001 and received $354,685 as compensation for that period. T. Rowe Price Associates began serving as subadviser to the Growth and Income Fund on May 21, 2001.

GROWTH FUND(4)

Subadviser

Barclays Global Fund Advisors                      First $1 billion      0.015%     $  136,210       $   62,039       $   10,328
                                                   Over $1 billion        0.01%

Brown Capital Management, Inc.                     First $50 million      0.50%     $1,029,863       $1,002,937       $1,440,038
                                                   Next $50 million       0.40%
                                                   Next $100 million      0.30%
                                                   Next $300 million      0.25%
                                                   Over $500 million      0.20%

FMR                                                First $25 million      0.80%     $4,709,323       $4,085,815       $3,753,791
                                                   Over $25 million       0.60%

Peregrine Capital Management                       First $25 million      0.60%            N/A              N/A       $2,535,950
                                                   Next $25 million       0.48%
                                                   Over $50 million       0.40%

                                                                                                                       AMOUNT
                                                                                   AMOUNT PAID      AMOUNT PAID       PAID FOR
                                                                                   FOR PERIOD       FOR PERIOD         PERIOD
                                                                                      ENDED            ENDED            ENDED
FUND/SUBADVISER                                      ASSETS MANAGED       FEE     DEC. 31, 2001    DEC. 31, 2002    DEC. 31, 2003
Tukman Capital Management, Inc.                    Flat fee               0.50%     $1,659,265       $1,638,589      $2,394,389

(4) TCW Investment Management served as subadviser until August, 2002 and received $1,994,243 for the fiscal period ended December 31, 2002 and received
$3, 011,314 for the fiscal periods ended December 31, 2001. Atlanta Capital
Management served as subadviser until August, 2002 and received $1,151,312, and $817,823 for the fiscal periods ended December 31, 2001 and 2002, respectively.
Peregrine Capital Management became a subadviser in July 2002. Barclays Global
Fund Advisors served as subadviser to the Fund until December 2003. Effective
March 5, 2004, the Growth Fund pays Tukman Capital Management, Inc. according to the following fee schedule: 1.00% on the first $20 million in average daily assets; 0.50% on the next $480 million in average daily assets; 0.40% on the next $500 million in average daily assets; and 0.30% on average daily assets over $1 million; however, the Adviser has agreed to waive its fees to the extent the effective fee rate payable to Tukman exceeds .50% of average daily assets.

AGGRESSIVE OPPORTUNITIES FUND(5)

Subadviser
Wellington Management Company, LLP                 First $100 million     0.75%            N/A       $  263,597      $1,461,029
                                                   Over $100 million      0.65%

Southeastern Asset Management, Inc.                First $100 million    0.875%            N/A       $  287,172      $1,702,391
                                                   Over $100 million     0.750%

T. Rowe Price Associates, Inc.*                    First $500 million     0.60%            N/A              N/A      $  709,248
                                                   Over $500 million      0.55%

(5) First Pacific Advisors, Inc, MFS Institutional Advisers Inc., Roxbury
Capital Management, LLC and TCW Investment Management no longer serve as a subadviser to the Fund. First Pacific Advisors, Inc. received $998,546 for the fiscal year ended December 31, 2001. TCW Investment Management received
$1,803,306 and $1,166,722 for the fiscal years ended December 31, 2001 and 2002, respectively. MFS Institutional Advisers, Inc. received $2,642,792, and
$1,258,413 for the fiscal years ended December 31, 2001 and 2002, , respectively. Roxbury Capital Management received $505,671, $1,930,776 and
$522,574 for the fiscal years ended December 31, 2001, 2002, and 2003, respectively. Southeastern Asset Management, Inc. and Wellington Management
Company, LLP became subadvisers in July 2002. T. Rowe Price became a subadviser in March, 2003.

INTERNATIONAL FUND(6)

Subadviser
Capital Guardian Trust Company                     First $25 Million      0.75%+    $  506,288       $  500,238      $  686,206
                                                   Next  $25 Million      0.60%
                                                   Next  $200 Million    0.425%
                                                   Next  $250 Million    0.375%
                                                   +Minimum Fee of
                                                   $337,500 Payable to
                                                   Capital Guardian

Artisan Partners Limited Partnership               Flat Fee               0.70%            N/A              N/A      $1,031,985

(6) Lazard Asset Management and T. Rowe Price International Inc. no longer serve as subadvisers. They received $510,996 and $475,045 and $585,814 and $557,103, for fiscal years ended December 31, 2001 and 2002, respectively. Artisan
Partners Limited Partnership became a subadviser in September 2002.

CORE BOND INDEX FUND

Subadviser

                                                                                                                       AMOUNT
                                                                                   AMOUNT PAID      AMOUNT PAID       PAID FOR
                                                                                   FOR PERIOD       FOR PERIOD         PERIOD
                                                                                      ENDED            ENDED            ENDED
FUND/SUBADVISER                                      ASSETS MANAGED       FEE     DEC. 31, 2001    DEC. 31, 2002    DEC. 31, 2003
Mellon Capital Management                          First $50 million       0.05%        N/A              N/A             N/A
                                                   Next $50 million        0.04%        N/A              N/A             N/A
                                                   Above $100 million      0.02%        N/A              N/A             N/A

500 STOCK INDEX FUND

Subadviser
Mellon Capital Management                          First $50 million       0.04%        N/A              N/A             N/A
                                                   Next $50 million        0.03%        N/A              N/A             N/A
                                                   Next $900 million      0.015%        N/A              N/A             N/A
                                                   Above $1,000 million    0.01%        N/A              N/A             N/A

BROAD MARKET INDEX FUND

Subadviser
Mellon Capital Management                          First $50 million       0.05%        N/A              N/A             N/A
                                                   Next $50 million        0.04%        N/A              N/A             N/A
                                                   Next $900 million     0.0175%        N/A              N/A             N/A
                                                   Above $1,000 million    0.01%        N/A              N/A             N/A

MID/SMALL COMPANY INDEX FUND

Subadviser
Mellon Capital Management                          First $50 million       0.07%        N/A              N/A             N/A
                                                   Next $50 million        0.06%        N/A              N/A             N/A
                                                   Next $900 million       0.02%        N/A              N/A             N/A
                                                   Above $1,000 million    0.01%        N/A              N/A             N/A

OVERSEAS EQUITY INDEX FUND

Subadviser
Mellon Capital Management                          First $50 million       0.10%        N/A              N/A             N/A
                                                   Above $50 million       0.06%        N/A              N/A             N/A

* T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fees for The Vantagepoint Funds for which it services as subadviser (the "Funds"). The fee reduction ranges from 2.5% to 5.0% based on the combined asset levels of the Funds.

INDEX FUNDS (BARCLAYS)    ADVISORY AND ADMINISTRATIVE FEES    2001      2002      2003
----------------------    --------------------------------  --------  --------  --------
Core Bond Index Fund     0.08%**                            $334,036  $386,691  $450,908

500 Stock Index Fund     0.05%**                            $118,462  $110,383  $125,463

Broad Market Index Fund  0.08%**                            $402,716  $346,647  $356,607

Mid/Small Company Index  0.10%                               $58,839  $ 57,252  $ 70,712

Overseas Equity Index    First $1 Billion  0.25%            $104,029  $108,129  $133,994
                         Over $1 Billion 0.17%

**Prior to March 8, 2004, the Index Funds operated under a master-feeder arrangement. Under that arrangement each Index Fund was structured as a "feeder fund" and invested all of its assets in a corresponding portfolio of the Master Investment Portfolios. When the Index Funds were invested in the Master Investment Portfolios, Barclays Global Fund Advisors ("BGFA") was entitled to receive monthly fees from the Master Investment Portfolios. The fees set forth above reflect the rate of fees for services paid to BGFA for the applicable MIP. The Index Funds no longer invest in the Master Investment Portfolios advised by BGFA.

                       PORTFOLIO TRANSACTIONS OF THE FUNDS

VIA maintains a commission recapture program with certain brokers for the Aggressive Opportunities Fund, the International Fund, the Growth Fund, the Growth & Income Fund, the Equity Income Fund, and Asset Allocation Fund. Under that program, a percentage of commissions generated by the portfolio transactions for those Funds is rebated to the Funds by the brokers and included with the realized gains of the Funds. Participation in the program is voluntary and VIA receives no benefit from the recaptured commissions. The following tables represent the total brokerage commissions paid for the fiscal years ended December 31, 2001, 2002 and 2003:

                              2001          2002         2003
Aggressive
Opportunities             $   1,843,037  $ 4,154,578  $2,253,548
International                   516,438      657,521     603,298
Growth                        1,950,047    4,057,406   3,862,806
Growth & Income                 494,766      675,022     437,587
Equity Income                   677,005      624,829     429,891
Asset Allocation                150,206       66,114       6,995
Total                     $   5,631,499  $10,235,470  $7,594,125

Total estimated brokerage paid to brokers participating in the commission recapture program for the fiscal year 2003:

Equity Income Fund             $ 80,593  Growth Fund         $3,172,257
Growth & Income Fund           $116,513  International Fund  $  189,589
Aggressive Opportunities Fund  $487,075  Total               $4,046,027

The advisory agreements with each subadviser authorize the subadviser to select the brokers or dealers who will execute the purchases or sales of securities for each Fund (with the exception of the Money Market Fund and the Model Portfolio Funds which do not have subadvisers). The agreements direct the subadvisers to use their best efforts to obtain the best execution with respect to all transactions for the Funds. In placing Fund transactions, therefore, each subadviser is expected to use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain most favorable execution.

In choosing brokers, the subadvisers may take into account, in addition to commission costs and execution capabilities, the financial stability and reputation of the brokers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such brokers. In addition, the subadvisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Such research services may include research on companies, on-line access to multiple news sources, and financial and statistical data. Research services provided may be used by certain subadvisers in servicing all of their clients. The subadviser is authorized to pay brokers who provide such brokerage or research services a commission for executing a transaction which is in excess of the commission another broker would have charged for that transaction if the subadviser determines that such commission is reasonable in relation to the value of the brokerage and research services provided to the subadviser by the broker.

One or more of the subadvisers may aggregate sale and purchase orders for the Funds with similar orders made simultaneously for other clients of the subadviser. The subadviser will do so when, in its judgment, such aggregation will result in overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission, and other expenses.

If an aggregate order is executed in parts at different prices, or two or more separate orders for two or more of a subadviser's clients are entered at approximately the same time on any day and are executed at different prices, the subadviser has discretion, subject to its fiduciary duty to all its clients, to use an average price at which such securities were purchased or sold for the Fund and each of the clients for whom such orders were executed.

The Vantagepoint Funds participate in a securities lending program under which the Funds' custodian is authorized to lend Fund securities to qualified institutional investors under contracts calling for collateral in U.S. Government securities or cash in excess of the market value of the securities loaned. The Vantagepoint Funds receive dividends and interest on the loaned securities and a portion of interest earned on reinvested collateral.

                       CAPITAL STOCK AND OTHER SECURITIES

The Vantagepoint Funds is an open-end diversified management investment company organized as a Delaware business trust. As an open-end company, The Vantagepoint Funds continually offers shares to the public. With the exception of the Index Funds, each Fund offers a single class of shares.

The Index Funds offer two classes of shares, Class I and Class II. In addition to the eligibility and conversion rights described in the Index Funds' Prospectus, other public sector employee benefit plans with average account balances or other features that are expected to afford the Index Funds with certain economies of scale or other cost savings with respect to the servicing of their accounts, and certain Individual Retirement Accounts known as "deemed (or Sidecar) IRAs", may also qualify for Class II shares as determined in accordance with the following guidelines which are approved by the Board of Directors from time to time:

1. Plans having a combination of plan asset size and average participant account balance size as described in the table below, either individually or in the aggregate with other plans sponsored by the same or a related public employer may be offered Class II shares of the Index Funds:


               AVERAGE PARTICIPANT
PLAN ASSETS          BALANCE
-----------    -------------------

$20,000,000            N/A

$10,000,000        $30,000

$ 5,000,000        $40,000



2. Plans that (a) do not require significant customization for account-based services (as those services are defined in this Multiple Class Plan) and
      (b) meet one or more of the following criteria, may be eligible for Class II shares of the Index Funds:

            (i) there is a reasonable expectation that the plan will meet the eligibility requirements described in the Index Funds' Prospectus including the guidelines listed here within an 18-month period;

            (ii) the plan agrees to contract terms with RC that ensure that the Class II shares of the Index Funds will be offered to participants for a multi-year period and/or in an exclusive arrangement where RC is the sole provider of retirement services;

            (iii) the plan offers significant economies to VTA, including reduced field support, contribution processing, telephone support, or reduced communications; or

            (iv) the plan has average participant account balances greater than or equal to $50,000.


                            PURCHASES AND REDEMPTIONS

PURCHASES

Reference is made to the Prospectus under the heading "Purchases, Exchanges and Redemptions."

The Funds reserve the right in their sole discretion (i) to suspend the offering of their shares or (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of a particular Fund or Funds.

REDEMPTIONS

Reference is made to the Prospectus under the heading "Purchases, Exchanges and Redemptions."

The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE, the Federal Reserve Bank of New York, the NASDAQ, the Chicago Mercantile Exchange ("CME"), the CBOT, or any other exchange, as appropriate, is closed (other than customary weekend or holiday closings), or trading on the NYSE, the NASDAQ, the CME, the CBOT, or any other exchange, as appropriate, is restricted; (ii) for any period during which an emergency exists so that sales of a Fund's investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of a Fund's investors.

IRA REDEMPTION REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE.

A signature guarantee is designed to protect shareholders against fraud and may be required by The Vantagepoint Funds at the discretion of its management. A redemption request must be made in writing and must include a signature guarantee if any of the following situations would apply:

-     The account registration has changed within the past 30 days;

- The check is being mailed to an address other than the one listed on the account (record address);

-     The check is being made payable to someone other than the account owner;

- The redemption proceeds are being transferred to an account with a different registration;

-     Proceeds are to be wired to a bank account that was not pre-designated;
      and

- Any other transaction reasonably determined by the Funds to require a signature guarantee.

A signature guarantee may be obtained from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. Please note: a notary public cannot provide a signature guarantee, and a notarized redemption request is not sufficient.

The Funds have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in an amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Funds at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make a payment of the entire redemption in cash detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Pricing and Timing of Transactions" and a redeeming shareholder would normally incur brokerage expenses if he or she converted these securities to cash.

MINIMUM INVESTMENT REQUIREMENTS

Shareholders will be informed of any increase in the minimum investment requirements by a new Prospectus or a Prospectus supplement, in which the new minimum is disclosed. Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is (a) below the currently applicable minimum investment, or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor for a complete redemption of that account. In addition, the Funds may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

TAX CONSEQUENCES

Shareholders who invest in the Funds through section 401 plans, section 457 plans, IRAs, or the VantageCare Retirement Health Savings Plan will not be taxed on such distributions until such time as they receive distributions/withdrawals from such plans, programs or accounts. All distributions are reinvested in the Fund and used to purchase additional shares.

The following is only a summary of certain tax considerations generally affecting the Funds and any shareholders subject to tax. No attempt is made to present a detailed explanation of the federal, state, or local tax treatment of the Funds or their shareholders and the discussion here and in the Funds' Prospectus is not intended as a substitute for careful tax planning. The discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their tax advisors about their own tax situations, including their foreign, state and local tax liabilities.

FEDERAL INCOME TAX

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Funds will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when an investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Each Fund receives income generally in the form of dividends and interest on its investments. Each Fund's income, less expenses incurred in the operation of such Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions of dividends by a Fund will be taxable as ordinary income, whether you take them in cash or additional shares. Except for dividends paid by Funds which invest entirely in debt securities and instruments, all or a portion of such dividends may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund designates its distributions as qualified dividend income. Qualified dividend income is, in general, subject to certain holding period requirements and other requirements, dividend income from taxable domestic corporations and certain foreign corporation (e.g., foreign corporation incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A Fund may derive capital gains and losses in connection with sale or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your shares in a Fund. Long-term capital gains are currently taxes at a maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

The Funds will inform you of the amount of your distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, a Fund may designate and distribute to you as ordinary income, qualified dividend income, or capital gains, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution.

All or a portion of any loss that you realize upon the redemption of your shares of a Fund will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemptions. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The Funds' transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. The Funds will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Funds.

STATE TAXES

No Fund is liable for any income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their tax advisers regarding the affect of federal, state, and local taxes to their own individual circumstances.

FOREIGN TAXES

Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporation, a Fund will be eligible to, and will, file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possession's income taxes paid by a Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. A shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions.

                        CALCULATION OF PERFORMANCE DATA

For purposes of quoting and comparing the performance of a Fund (other than the Money Market Fund) to that of other mutual funds and to other relevant market indexes in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return. Under SEC rules, funds advertising performance must include total return quotes calculated according to the following formula:

                                P(1+T)(n) = ERV

            Where:      P =     a hypothetical initial payment of $1,000;

                        T =     Average annual total return;
                        n =     Number of years (1, 5 or 10); and

                        ERV   = Ending redeemable value of a hypothetical $1,000
                                payment, made at the beginning of the 1, 5 or 10 year periods, at the end of the 1, 5, or 10 year periods (or Fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Funds. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value as described in the Fund's Prospectus on the reinvestment dates during the period. Total return, or `T' in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The total returns for each Fund for the periods ending through December 31, 2003 were:

                                       1 Year (%)   Since Inception (%)
                                       ----------   -------------------
Money Market+                             .60%            3.22
Income Preservation ++                   3.51             4.31
US Government Securities+                1.66             5.93
Asset Allocation+                       25.97             1.64
Equity Income+                          33.09             5.68
Growth & Income+                        30.49             4.42
Growth+                                 28.71             2.52
Aggressive Opportunities+               44.68             2.69
International Fund+                     31.31             1.36
Core Bond Index Class I+                 3.59             6.56
500 Stock Index Class I+                27.98            -1.24
Broad Market Index Class I+             31.08             0.05
Mid/Small Company Index Class I+        42.17             4.77
Overseas Equity Index Class I+          37.75            -0.22
Model Portfolio Savings Oriented++       9.93             4.08
Model Portfolio Conservative Growth++   14.64             2.88
Model Portfolio Traditional Growth++    20.68             1.32
Model Portfolio Long-Term Growth++      27.21            -0.01
Model Portfolio All Equity Growth++     33.26            -2.30

(+) Inception March 1, 1999 (++)
Inception December 4, 2000

The total returns for Class II shares of the Index Funds for the periods ending December 31, 2003 were:

                                       1 Year  Since Inception +
                                       ------  -----------------
Core Bond Index Class II                3.88%       6.86%
500 Stock Index Class II               28.24       -1.99
Broad Market Index Class II            31.30       -0.68
Mid/Small Company Index Class II       42.53        4.22
Overseas Equity Index Class II         37.85       -0.97

(+) Inception April 5, 1999

In addition to the total return quotations discussed above, a Fund also may advertise its yield based on a thirty-day (or one month) period ended on the date of the most recent balance sheet included in the Fund's Registration Statement, computed by dividing the net investment income per share of the Fund earned during the period by the maximum offering price per Fund share on the last day of the period, according to the following formula:

                       YIELD =         [2(a-b + 1)(6)- 1]
                                       -----------------
                                              [cd]

      Where:   a =     dividends and interest earned during the period;

               b =     expenses accrued for the period (net of reimbursements);

               c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

               d = the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (i) computing the yield to maturity of each obligation held by the "a" Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (ii) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation that is in a Fund's portfolio (assuming a month of thirty days), and
(iii) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the thirty-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

The 30-day yield as of December 31, 2003 for the following Funds was:

Core Bond Fund Class I         3.7321%
Core Bond Fund Class II        3.9321%
US Government Securities Fund  2.1254%
Income Preservation Fund         2.91%
Money Market                     0.48%

The annualized current yield of the Money Market and Income Preservation Fund, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors for periods prior to November, 2004 with respect to the Income Preservation Fund, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365 divided by 7.

The annualized effective yield of the Money Market and Income Preservation Fund, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors for periods prior to November, 2004 with respect to the Income Preservation Fund, is computed by determining (for the same stated seven-day period as the current yield) the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

The current and effective 7-day yield as of December 31, 2003 for the Money Market Fund was 0.49% and 0.50%.

Communications which refer to the use of a Fund as a potential investment for employee benefit plans or Individual Retirement Accounts may quote a total return based upon compounding of dividends on which it is presumed no Federal tax applies.

In assessing such comparison of yields, an investor should keep in mind that the composition of the investments in the reported averages might not be identical to the formula used by the Fund to calculate its yield. In addition, there can be no assurance that any Fund will continue its performance as compared to such other averages.

Additional Performance Information for Vantagepoint Elite Shareholders

In an effort to provide taxable investors with performance information that would be most helpful to them, the following after-tax information for the one year period from January 1, 2003 through December 31, 2003 should be read in conjunction with the "Performance Tables" found in the Prospectus:

                          RETURN AFTER TAXES ON  RETURN AFTER TAXES ON DISTRIBUTIONS
FUND                        DISTRIBUTIONS(%)         AND SALE OF FUND SHARES (%)
US Government Securities          0.40                       1.13
Asset Allocation                 25.15                      17.11
Equity Income                    32.89                      21.77
Growth & Income                  30.35                      20.00
Growth                           28.71                      18.66
Aggressive Opportunities         44.67                      29.04
International                    31.32                      20.80
Core Bond Index*                  1.75                       2.40
500 Stock Index*                 27.78                      18.45
Mid/Small Company Index*         42.07                      27.53
Broad Market Index*              30.90                      20.43
Overseas Equity Index*           38.18                      25.57
Savings Oriented                  9.07                       6.50
Conservative Growth              13.90                       9.56
Traditional Growth               20.15                      13.52
Long-Term Growth                 26.83                      17.79
All-Equity Growth                33.19                      21.72
     *Class I Shares

               LEGAL COUNSEL, INDEPENDENT ACCOUNTANTS & CUSTODIAN.

Crowell & Moring LLP, Washington, D.C. serves as legal counsel to the Funds. PricewaterhouseCoopers LLP, 250 W. Pratt Street, Baltimore, Maryland, serves as independent accountants to the Funds. Deloitte & Touche LLP, 200 Berkley Street, Boston, Massachusetts, served as independent accountants from January 1, 2001 through July 2003. Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts, serves as custodian.

As Custodian, IBT maintains the Funds' securities, cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all dividends and other distributions made on securities owned by such Funds.

                              FINANCIAL STATEMENTS

The Funds' financial statements for the fiscal year ended 2003, including notes there to and the report of PricewaterhouseCoopers LLP are incorporated by reference into this SAI. A copy of the Funds' Annual Report must accompany the delivery of this SAI.

APPENDIX A

BOND RATINGS

Below is a description of Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond rating categories.

STANDARD & POOR'S RATINGS

GROUP CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.

CORPORATE BOND RATINGS

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

APPENDIX B

PROXY VOTING POLICIES

Below are the proxy voting polices (or summaries thereof) of Vantagepoint Investment Advisers, LLC. You may obtain information about the Milestone Funds' proxy voting decisions, without charge, by checking the Milestone Funds' website at www.icmarc.org or on the SEC's website at www.sec.gov.

VANTAGEPOINT INVESTMENT ADVISERS, LLC

PROXY VOTING POLICIES AND PROCEDURES
REVISED AS OF
JANUARY 3, 2005

PURPOSE: Vantagepoint Investment Advisers, LLC ("VIA") has adopted these Proxy Voting Policies and Procedures ("Proxy Policies") to seek to ensure that VIA votes proxies with respect to securities held in accounts of its clients in a manner consistent with the clients' best interests.

GUIDING PRINCIPLES: It is the policy of VIA to vote client proxies for the exclusive benefit and in the best economic interests of the client, that is, in the manner that VIA believes is most likely to maximize total return to the client as an investor in the securities being voted.

SCOPE: These Proxy Policies apply where VIA has and exercises voting power in respect to client securities. Currently, VIA votes proxies for one client, The Vantagepoint Funds ("Fund"), and only in respect to shares of certain mutual funds held by various series of the Fund.2 Certain series of the Fund invest all or part of their assets in other series of the Fund, while other series invest in mutual funds ("Third Party Funds") that are not advised by VIA or any of its related persons.

The authority and responsibility for voting proxies with respect to all other portfolio securities of the Fund has been delegated to the subadviser for each series or portion of the Fund that holds the securities being voted, under investment subadvisory agreements between the Fund, VIA and each subadviser. VIA reviews and evaluates the proxy voting policies and voting record of each subadviser as part of its initial scrutiny and ongoing oversight of each subadviser. Although VIA does not currently expect to be called on to vote proxies for the Fund where that responsibility has been delegated to a subadviser, if that were to occur, VIA would vote such proxies on a case-by-case basis, following the Guiding Principles set forth above and, where appropriate, taking into account the principles set forth in the proxy voting policies of the subadviser for the series or portion of a series holding the security to be voted.

VIA does not vote proxies for any client other than the Fund.

ADMINISTRATION OF PROXY POLICIES: VIA has established a Proxy Voting Committee comprised of members of the staff of its Investment Division and Legal Department ("Committee"). The Committee is responsible for overseeing and updating these Proxy Policies as may be appropriate from time to time.

VIA's Investment Division is responsible for overseeing and administering the voting of client proxies. The Investment Division's responsibilities include identifying any material conflicts of interest on the part of VIA or its personnel that

--------------------------------------
(2) The series of the Fund for which VIA now votes proxies in respect to shares of mutual funds held in their portfolios are: (1) the Vantagepoint Money Market Fund; (2) the Vantagepoint Model Portfolio Funds (currently, the Model Portfolio Savings Oriented Fund, the Model Portfolio Conservative Growth Fund, the Model Portfolio Traditional Growth Fund, the Model Portfolio Long-Term Growth Fund and the Model Portfolio All-Equity Growth Fund); and (3) the Vantagepoint Milestone Funds (currently, the Milestone Retirement Income Fund, the Milestone 2010 Fund, the Milestone 2015 Fund, the Milestone 2020 Fund, the Milestone 2025 Fund, the Milestone 2030 Fund, the Milestone 2035 Fund and the Milestone 2040 Fund). In the future, additional series of the Fund may invest all or part of their assets in shares of mutual funds for which VIA will vote proxies in accordance with these Proxy Policies.

may affect particular proxy votes and resolving any material conflicts identified in consultation with VIA's Legal Department; analyzing and evaluating particular proposals presented for vote; determining when and how proxies should be voted other than in accordance with the general rules and criteria set forth below under "Proxy Voting Guidelines;" implementing procedures reasonably designed to ensure that proxies are received and voted in a timely manner; and making and keeping all required records with respect to proxies voted by VIA.

CONFLICTS OF INTEREST:

1. Voting Shares of Series of the Fund. VIA serves as the investment adviser for all series of the Fund. In addition, VIA's parent company, the ICMA Retirement Corporation ("RC"), is the sponsor of the Fund and other subsidiaries of RC serve as the Fund's transfer agent and distributor. Where a series of the Fund invests in the shares of one or more other series of the Fund, there is the potential for a conflict of interest on the part of VIA in voting those shares, if the matter being voted would have a material impact on VIA or one of its related companies.

To avoid such potential conflicts or the appearance of conflicts, VIA, after consulting with the Fund's Board of Directors, has determined that, as a matter of policy, it normally will NOT exercise its authority to decide how to vote proxies with respect to shares of any series of the Fund held by another series. Instead, VIA generally will seek instructions on how to vote those proxies from the Board of Directors of the VantageTrust Company (`Trust Company"), and will cast the Fund's votes in accordance with the instructions received.3 The Trust Company owns a majority of the voting shares of each series of the Fund either directly, or indirectly through its holdings of shares of the Vantagepoint Model Portfolio Funds. A majority of the members of the Trust Company's Board of Directors are independent of VIA and its related companies. However, in the event that the Trust Company does not hold sufficient voting shares, directly or indirectly, to determine the outcome on any matter being voted, VIA may (a) decide how to vote the shares, if VIA determines that it does not have an actual and material conflict of interest with respect to the particular matter, e.g., a vote to approve or disapprove auditors selected by the Fund Board; or (b) seek approval from the Fund's Board of Directors for alternative ways to avoid the conflict, which may include requesting instructions from all shareholders of the series having the right to vote the proxy, retaining an independent third party to determine how to vote the proxy or casting the vote in proportion to the votes cast by shareholders other than the Fund or its series.

2. Voting Third Party Fund Proxies. Before voting, VIA's Investment Division will screen Third Party Fund proxies to seek to identify any material conflicts of interest that could affect VIA's judgment in deciding how to vote. Conflicts of interest could arise from a variety of circumstances, including, but not limited to, significant current or potential business relationships between VIA (or its related companies) and the sponsor, investment adviser or distributor of a Third Party Fund or certain personal or business relationships between personnel of VIA (or its related companies) and a Third Party Fund or such fund's investment adviser, distributor or sponsor. In evaluating the materiality of conflicts of interest, the Investment Division will consult with the Legal Department. Generally, a conflict of interest arising as a result of a current or prospective business relationship between VIA and another party with an interest in the outcome of the proxy vote will not be considered material if VIA (or a related company) did not receive more than 1% of its total revenues during its last fiscal year as a direct result of services provided by VIA (or a related company) to that party and does not reasonably expect to receive the same or a higher percentage of its total revenues from that business relationship in its current fiscal year. In addition, VIA does not treat the adviser/subadviser, custodial or other service provider relationships between the Fund and its third party subadvisers or other third party service providers as creating a material conflict of interest in connection with the voting of proxies in respect to the shares of a Third Party Fund that uses one or more of the same service providers. If a material conflict of interest is identified, VIA may vote the proxy in accordance with its written Proxy Voting Guidelines, but only if the guidelines specifically state how such a matter generally will be voted, i.e., the guidelines state that votes generally will be cast "for," "against," or "abstain" on that type of proposal. Otherwise, VIA will resolve the conflict as described above under "Voting Shares of Series of the Fund."

WHEN VIA MAY NOT VOTE PROXIES: VIA may not vote proxies in certain circumstances, including situations where (a) the securities being voted are no longer held by the client; (b) the proxy and other relevant materials are not received in

--------------------------------------
3     The Trust Company currently owns a majority of the voting shares of each series of the Fund and indirectly owns, through the Model Portfolio Series of the Fund, a majority of the voting shares of the Vantagepoint Short-Term Bond Fund.

sufficient time to allow adequate analysis or an informed vote by the voting deadline; or (c) VIA concludes that the cost of voting the proxy is likely to exceed the expected benefits to the client.

MAINTENANCE OF PROXY VOTING RECORDS: As required by Rule 204-2 under the Investment Advisers Act of 1940, VIA will maintain the following records relating to proxy voting for a period of at least six years:
      (i) a copy of these Proxy Policies, as they may be amended from time to time;

      (ii) copies of proxy statements received regarding client securities, unless these materials are available electronically through the SEC's EDGAR system;

      (iii) a record of each proxy vote cast on behalf of its clients;

      (iv) a copy of any internal documents created by VIA that were material to making the decision how to vote proxies on behalf of its clients; and

      (v) each written client request for information on how VIA voted proxies on behalf of the client and all written responses by VIA to oral or written client requests for such proxy voting information.

DISCLOSURE: VIA will provide clients a summary of these Policies, either directly or by delivering to each client of a copy of its Form ADV, Part II that contains a summary, and also will provide clients information on how a client may obtain a copy of the full text of these Proxy Policies and a record of how VIA has voted the client's proxies. A copy of these materials will be provided promptly to clients on request. For mutual fund clients, VIA will provide the proxy voting information needed to complete Form N-PX and will coordinate with each fund and its other service providers, including subadvisers of the fund, to assist the fund to obtain the information required to be filed on Form N-PX on a timely basis.

PROXY VOTING GUIDELINES

Generally, VIA will vote mutual fund proxies (with the exception of proxies in respect to shares of the Short-Term Investments Trust Liquid Assets Portfolio) in accordance with the following guidelines. These are only guidelines, are not exhaustive and therefore do not cover all potential voting issues. They may be changed or supplemented from time to time. Voting decisions not covered by these guidelines will be made in accordance with the Guiding Principles and other provisions of these Proxy Policies. In addition, because individual matters to be voted and the circumstances of issuers of the securities being voted vary, there may be instances when VIA will not strictly adhere to these guidelines in making its voting decision. At any time, VIA may seek voting instructions from its clients, including the Fund's Board of Directors or the direct or indirect owners of Fund shares.

AUDITORS

- VIA generally will vote FOR the recommendation of a fund's Board of Directors to appoint or ratify the appointment of auditors.

BOARD OF DIRECTORS/TRUSTEES ELECTIONS

- VIA generally will vote FOR all nominees of a fund's board of directors. However, each election is reviewed on a case by case basis and may include examination of the following factors: composition of the board and key board committees, each nominee's attendance at meetings, independent status, and other directorships held.

AMENDMENTS TO CHARTER DOCUMENTS

- VIA will vote on a CASE BY CASE basis proposals to amend a fund's declaration of trust, articles of incorporation or by-laws. The declaration of trust or articles of incorporation, along with the by-laws, are considered a fund's charter and describe how a fund is governed and conducts it business. A wide variety of amendments may be proposed, examples of which include:

                  -     Provisions for dollar-weighted voting.

                  - The ability of a fund to reorganize without shareholder vote.

                  - Amendments allowing a fund to issue multiple classes of shares.

                  - Amendments increasing or decreasing the number of directors or trustees.

                  -     Fund name changes.

FUND REORGANIZATIONS AND MERGERS

- VIA generally will vote FOR proposals to reorganize a fund from a Massachusetts business trust to a Delaware business trust. A Delaware business trust generally should provide greater flexibility and efficiency in certain corporate and organizational matters.

- VIA will vote on a CASE BY CASE basis proposals for the merger of one fund into another fund. In reviewing these proposals, VIA will focus on the expected impact of the transaction on the fund whose shares are held by VIA's clients and will seek to evaluate what, if any, cost savings, efficiencies or other benefits shareholders of that fund may realize.

ADVISORY CONTRACTS

Amended advisory contracts generally must be approved by the shareholders of a fund. VIA will consider the benefits to shareholders and cost efficiencies, among other factors, when voting these proxies.

- VIA will vote on a CASE BY CASE basis proposals that would amend an advisory contract as a result of a "change of control" of an adviser.

- VIA will vote on a CASE BY CASE basis proposals that would increase an advisory fee.

- VIA will vote on a CASE BY CASE basis proposals providing for the hiring of a new adviser or subadviser.

RULE 12b-1 PLANS AND DISTRIBUTION AGREEMENTS

VIA will vote on a CASE BY CASE basis proposals to approve the use of fund assets to pay for the distribution of fund shares to new investors, to pay continuing service fees or to increase the amounts payable under or expand the scope of an existing 12b-1 plan or continuing service arrangement.

FUNDAMENTAL INVESTMENT OBJECTIVES, RESTRICTIONS AND POLICIES

A fund's investment objective, unless stated otherwise, is generally fundamental, and cannot be changed without a shareholder vote. In addition, a fund will have a number of fundamental policies and restrictions. These may include diversification and concentration policies and restrictions on borrowing and lending securities.

- VIA generally will vote AGAINST the reclassification of a fund's diversification policy from diversified to non-diversified.

- VIA generally will vote AGAINST changing a fund's investment objective from fundamental to non-fundamental.

- VIA will vote on a CASE BY CASE basis proposals amending a fund's concentration policy.

- VIA generally will vote FOR amending or eliminating fundamental investment policies or restrictions that reflect outdated state law requirements.

- VIA will vote on a CASE BY CASE basis proposals amending a fund's fundamental investment restrictions.

- VIA will vote on a CASE BY CASE basis proposals amending a fund's fundamental investment objective.

VOTING SHARES OF THE SHORT-TERM INVESTMENTS CO. LIQUID ASSET PORTFOLIO

In voting proxies in respect to shares of the Short-Term Investments Co. Liquid Assets Portfolio held by the Vantagepoint Money Market Fund ("Money Market Fund"), VIA will either seek voting instructions from the shareholders of the Money Market Fund and vote in accordance with those instructions, or vote the shares of the Short-Term Investments Co. Liquid Assets Portfolio in the same proportion as the vote of all other holders of those shares.

                                                   EFFECTIVE DATE: JULY 30, 2004

                      ARTISAN PARTNERS LIMITED PARTNERSHIP

PROXY VOTING POLICY

1.    INTRODUCTION.

      As a fiduciary, Artisan Partners Limited Partnership exercises its responsibility, if any, to vote its clients' securities in a manner that, in the judgment of Artisan Partners, is in the clients' economic best interests as shareholders. In accordance with that fiduciary obligation and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, Artisan Partners has established the following proxy voting policy.

2.    RESPONSIBILITY FOR VOTING.

      Artisan Partners Limited Partnership shall vote proxies solicited by or with respect to the issuers of securities in which assets of a client portfolio are invested, unless: (i) the client is subject to the Employees Retirement Income Securities Act ("ERISA") and the advisory agreement between Artisan Partners and the client expressly precludes the voting of proxies by Artisan Partners; (ii) the client is not subject to ERISA and the client otherwise instructs Artisan Partners; or (iii) Artisan Partners has responsibility for proxy voting and, in Artisan Partners' judgment, the cost or disadvantages of voting the proxy would exceed the anticipated benefit to the client.

3.    PRIMARY CONSIDERATION IN VOTING.

      When Artisan Partners votes a client's proxy, a client's economic interest as a shareholder is Artisan Partners' primary consideration in determining how proxies should be voted. Except as otherwise specifically instructed by a client, Artisan Partners generally doesn't take into account interests of other stakeholders or interests the client may have in other capacities.

4.    ENGAGEMENT OF SERVICE PROVIDER.

      Artisan Partners has engaged Institutional Shareholder Services ("ISS") to
      (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners. Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies. If at any time Artisan Partners has engaged one or more other entities to perform the proxy administration and research services described above, all references to ISS in this policy shall be deemed to be references to those other entities. In addition to ISS, Artisan Partners has engaged a second service provider, Glass, Lewis & Co. ("GL"), to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited.

5.    VOTING GUIDELINES.

      A. CLIENT POLICY. If the client has a proxy voting policy that has been delivered to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in that client's account in accordance with that policy.

      B. NO CLIENT POLICY. If the client does not have or does not deliver a proxy voting policy to Artisan Partners, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in the client's account in the manner that, in the judgment of Artisan Partners, is in the economic best interests of the client as a shareholder in accordance with the standard described above in Section 3. When making proxy voting decisions, Artisan Partners generally adheres to the proxy voting guidelines set forth in Appendix A hereto (the "Guidelines"). The Guidelines set forth Artisan Partners' proxy voting positions on recurring issues and criteria for addressing non-recurring issues. The Guidelines are based on Artisan Partners' own research and analyses and the research and analyses provided by ISS. Artisan Partners believes the Guidelines, if followed, generally will result in the casting of votes in the economic best interests of clients as shareholders. The Guidelines will be reviewed from time to time by the Proxy Voting Committee, which Committee is further described below.

      C. LIMITATIONS ON EXERCISING RIGHT TO VOTE. In the following circumstances Artisan Partners will not vote a client's proxy:

            - NO RESPONSIBILITY. IN CERTAIN CIRCUMSTANCES, A CLIENT MAY DIRECT ARTISAN PARTNERS NOT TO VOTE ON ITS BEHALF. IF SUCH A CLIENT IS AN ERISA PLAN, THE ADVISORY AGREEMENT MUST BE AMENDED EXPRESSLY TO PRECLUDE ARTISAN PARTNERS FROM VOTING.

            - LIMITED VALUE. ARTISAN PARTNERS MAY ABSTAIN FROM VOTING THE CLIENT'S PROXY IN THOSE CIRCUMSTANCES WHERE IT HAS CONCLUDED TO DO SO WOULD HAVE NO IDENTIFIABLE ECONOMIC BENEFIT TO THE CLIENT-SHAREHOLDER, SUCH AS WHEN THE SECURITY IS NO LONGER HELD IN THE CLIENT'S PORTFOLIO OR WHEN THE VALUE OF THE PORTFOLIO HOLDING IS INDETERMINABLE OR INSIGNIFICANT.

            - Unjustifiable Costs or Disadvantages. Artisan Partners may also abstain from voting the client's proxy when the costs of or disadvantages resulting from voting, in Artisan Partners' judgment, outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting.

            - Securities Lending. Certain of Artisan Partners' clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted and Artisan Partners may not be able fully to reconcile the securities held at record date with the securities actually voted.

6.    PROXY VOTING COMMITTEE.

            Artisan Partners' Proxy Voting Committee oversees the proxy voting process, reviews this Proxy Voting Policy at least annually, develops the Guidelines, grants authority to Proxy Administrators (as defined below) to perform administrative services relating to proxy voting and, with respect to Identified Issuers and Discretionary Votes (as described in the Guidelines) for which an investment team recommends a vote that is inconsistent with the vote recommended by ISS, makes determinations as to the votes to be cast. The Proxy Voting Committee is comprised of the persons identified on Appendix B, as such may be amended from time to time. Action by any two members of the Proxy Voting Committee shall constitute the action of the Committee. To minimize the possibility that members of the Proxy Voting Committee could have certain potential conflicts of interest, none of the members of the Proxy Voting Committee shall be responsible for servicing existing clients or soliciting new clients.

7.    ADMINISTRATION.

      A. DESIGNATION OF PROXY ADMINISTRATORS. Members of the client accounting department or the legal and compliance department, or such other persons as may be designated by the Proxy Voting Committee, shall serve as Proxy Administrators.

      B. RECEIPT AND RECORDING OF PROXY INFORMATION. The legal and compliance department is responsible for establishing in the records for each client whether the client has:

            - vested Artisan Partners with proxy voting authority or has reserved or delegated that responsibility to another designated person; and

            - adopted a proxy voting policy that Artisan Partners is required to follow.

            Such information shall be provided to a Proxy Administrator each time Artisan Partners enters into an advisory agreement with a new client. The legal and compliance department also shall be responsible for notifying a Proxy Administrator any time a client amends its voting instructions or voting policy.

      C. NOTIFICATION OF CUSTODIAN AND ISS. For each client account for which Artisan Partners has discretion to vote shareholder proxies, a Proxy Administrator shall notify the client's custodian that all proxy materials and ballots shall be forwarded to ISS. The Proxy Administrator shall also notify ISS of those instructions.

      D. ISS REPORTS ON PENDING PROXY SOLICITATIONS. ISS publishes a periodic electronic report that identifies pending meetings and due dates for ballots. A Proxy Administrator shall review ISS' reports as necessary, but no less frequently than weekly.

      E. PROCEDURES FOR POTENTIAL CONFLICTS OF INTEREST. In certain circumstances, Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on behalf of clients. Artisan Partners will be deemed to have a potential conflict of interest when voting proxies if: (i) Artisan Partners manages assets for that issuer or an affiliate of the issuer and also recommends that its other clients invest in such issuer's securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Funds, Inc. or an employee of Artisan Partners; (iii) Artisan Partners is actively soliciting that issuer or an affiliate of the issuer as a client and the Proxy Administrator, member of the relevant investment team, or member of the Proxy Voting Committee who recommends, reviews or authorizes a vote has actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationships with the Proxy Administrator, the member of the relevant investment team, or a member of the Proxy Voting Committee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners, or an employee of Artisan Partners, exists that may be affected by the outcome of the proxy vote and that the Proxy Voting Committee deems to be an actual or potential conflict for the purposes of this Proxy Voting Policy.

                  Each person who serves as a Proxy Administrator, who is a
            member of an investment team that recommends votes or who serves on the Proxy Voting Committee shall, on at least an annual basis, provide to Artisan Partners a list of any portfolio companies with or in which he or she has a relationship or could otherwise be deemed to have a conflict. Each such person shall also certify to Artisan Partners at least annually that he or she agrees to update such list promptly upon becoming aware of any relationship, interest or conflict other than what he or she originally disclosed.

                  Artisan Partners will maintain a list of all such issuers with whom it has deemed that it has a potential conflict voting proxies (the "Identified Issuers"), and provide such list to each Proxy Administrator. The Proxy Administrator will refer all votes for Identified Issuers to the Proxy Voting Committee by completing the form attached as Appendix C, a copy of which is attached hereto, in accordance with the procedures described below. Based on the information provided by the Proxy Administrator and such other information as the Proxy Voting Committee may request, the Proxy Voting Committee will conduct an independent review of the proposed vote. If a member of the Proxy Voting Committee is a person with whom the Identified Issuer has a relationship (the "Conflicted Party"), a relative of the Conflicted Party or a member of the portfolio management team of the strategy that invests in such Identified Issuer, such person shall recuse himself or herself from the review of such vote.

            Artisan Partners believes that application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, in the event an actual or potential conflict of interest has been identified, the Proxy Voting Committee shall instruct the Proxy Administrator to vote proxies in accordance with the recommendations of GL, provided that the Proxy Voting Committee has reason to believe GL is independent of the issuer in question. Such belief may be based upon a written certification provided to Artisan Partners by GL or any other source the Proxy Voting Committee deems reliable. In the event the Proxy Voting Committee has reason to believe GL is not independent of the issuer in question, the Proxy Voting Committee shall instruct the Proxy Administrator to vote proxies in accordance with the recommendations of ISS, provided that the Proxy Voting Committee has reason to believe ISS is independent of the issuer in question. If neither GL nor ISS is independent of the issuer in question, the Proxy Voting Committee shall meet and consider what course of action will best serve the interests of Artisan Partners' clients, consistent with Artisan Partners' obligations under applicable proxy voting rules.

      F. VOTING ANALYSIS. ISS delivers information relating to its research on particular votes and its vote recommendations electronically to the Proxy Administrators. Each Proxy Administrator shall review the research and vote recommendations and

            - for all votes relating to routine or corporate administrative items (as identified in the Guidelines):

                  - if the vote does not relate to an Identified Issuer, the Proxy Administrator shall confirm with ISS that the vote will be cast in accordance with the Guidelines; or

                  - if the vote relates to an Identified Issuer, the Proxy Administrator will complete the form attached hereto as Appendix C and forward a copy of that form to the administrative assistant of the legal and compliance group, who will forward a copy of the form to the members of the Proxy Voting Committee and will schedule a meeting of that Committee.

            - for all other votes (identified as discretionary items in the Guidelines):

                        - if the vote does not relate to an Identified Issuer, the Proxy Administrator shall contact the investment team(s) whose portfolios hold the subject security to ascertain the team's recommendation with respect to the vote. The Proxy Administrator will then complete the form attached hereto as Appendix C and forward a copy of that form to the administrative assistant of the legal and compliance group. If the team recommends a vote consistent with the recommendation of ISS, the administrative assistant will forward a copy of that form to at least one member of the Proxy Voting Committee, who shall review the vote to ensure that the recommendation itself is not the result of a conflict of interest. If the team recommends a vote inconsistent with the recommendation of ISS, ISS does not make a recommendation, or the Committee member determines that the recommendation of the team is the result of a conflict of interest, the administrative assistant will forward the form to the members of the Proxy Voting Committee and will schedule a meeting of that Committee. The Proxy Voting

                              Committee will consider the team's recommended vote, any recommendation by ISS, the consistency of those recommendations with this Proxy Voting Policy, and any identified conflict of interest and shall determine the vote to be cast, in accordance with the standard set out in Section II of this Policy. In the absence of a conflict of interest, the Committee will generally follow the team's recommendation.

                              In certain circumstances, ISS may provide a recommendation with respect to a discretionary item for which no analysis or very limited analysis is provided. In such circumstances, the Proxy Administrator may request additional information from ISS and/or independently attempt to obtain additional information regarding the issuer in question. Any such additional information obtained will be provided to the relevant investment team. Regardless of the extent to which additional information is obtained, team recommendations consistent with the recommendation of ISS shall be followed in accordance with and subject to the guidelines set forth above.

                        - if the vote relates to an Identified Issuer, the Proxy Administrator shall contact the investment team(s) whose portfolios hold the subject security to ascertain the team's recommendation with respect to the vote. The Proxy Administrator will then complete the form attached hereto as Appendix C and forward a copy of that form to the administrative assistant of the legal and compliance group, who will forward the form to the members of the Proxy Voting Committee and will schedule a meeting of that Committee. The Proxy Voting Committee will consider the team's recommended vote, any recommendation by ISS, the consistency of those recommendations with this Proxy Voting Policy, and the identified conflict of interest and shall determine the vote to be cast, in accordance with the standard set out in
                              Section 3 of this Policy. In the absence of a conflict of interest with the investment team itself, the Committee will generally follow the team's recommendation.

            - for votes of particular interest to an investment team: from time to time, the investment team(s) whose portfolios hold the subject security may determine that following the Guidelines would not be in the economic best interests of Artisan Partners' clients as shareholders; in which case, the team(s) shall notify a Proxy Administrator, who will then complete the form attached hereto as Appendix C and forward a copy of that form to the administrative assistant of the legal and compliance group, who shall forward the form to the members of the Proxy Voting Committee and schedule a meeting of that Committee. The Proxy Voting Committee shall consider the team's recommended vote, any recommendation by ISS, the consistency of those recommendations with this Proxy Voting Policy, and any identified conflict of interest and shall determine the vote to be cast, in accordance with the standard set out in Section II of this Policy. In the absence of a conflict of interest, the Committee will generally follow the team's recommendation.

      G. CONTACTSWITH ISSUERS AND SHAREHOLDERS OF ISSUERS. Artisan Partners generally does not engage in shareholder activism and rarely initiates conversations with an issuer's management with respect to pending proxy voting issues. However, if an employee of Artisan Partners is contacted by an issuer, a shareholder of the issuer or a proxy solicitor with respect to a pending vote, such calls will be referred to a member of the Proxy Voting Committee who will request that such issuer, shareholder or solicitor submit information in writing to be considered by the full Proxy Voting Committee. From time to time, a member of an investment team may discuss a pending issue with an issuer, shareholder or proxy solicitor. Such discussions are not intended to be prohibited by this Policy; however, if a member of an investment team makes a recommendation with respect to that particular vote to the Proxy Administrator as discussed above, such conversation shall be disclosed to the Proxy Administrator and information relating to that conversation shall be recorded on the form attached as Appendix C.

8.    REVIEW OF VOTES CAST.

      Artisan Partners engages in a quarterly reconciliation process by which it compares (a) the number of shares voted by ISS with the settlement date holdings of Artisan Partners' clients as of a record date and (b) the votes cast with Artisan Partners' standing and specific voting instructions. For purposes of voting reconciliation, Artisan Partners has divided its clients into four groups. In each quarter, Artisan Partners examines the voting record specific to each client within a particular group, thereby ensuring that a sampling of the voting records of all clients are reviewed at least once per year. These groups are rotated on an annual basis, such that each client's voting record is reconciled in a quarter different from the previous year. Because of voting disclosure rules and regulations applicable to registered investment companies, Artisan Partners reconciles the votes cast on behalf of its registered investment company clients every quarter.

      The purpose of reconciliation is to identify voting discrepancies that may be specific to a particular client's voting record and/or discrepancies that may be specific to the votes cast with respect to a particular issuer of securities. In many cases, particularly for clients participating in securities lending programs and clients in strategies with more active trading, full reconciliation of votes cast and shares held is not possible. In addition, in some cases, ISS may not receive a ballot on behalf of a client from that client's custodian due to error of the custodian or failure of the custodian to receive the information from the issuer. Full reconciliation of votes cast and shares held by those clients also is not possible. However, Artisan Partners shall use reasonable efforts to determine the reasons for any discrepancies identified, and if such discrepancies are due to an administrative error of ISS, Artisan Partners shall work with ISS to minimize the risk of such errors in the future.

9.    RECORDS AND REPORTS.

      A. REPORTS. Artisan Partners shall make a summary of this Proxy Voting Policy available to clients on at least an annual basis. That summary may be contained in Artisan Partners' Brochure. Artisan Partners shall also make the entire Proxy Voting Policy and Artisan Partners' proxy voting records with respect to a client's account available to that client or its representatives for review and discussion upon the client's request or as may be required by applicable law. Artisan Partners generally will not disclose publicly its past votes, share amounts voted or held or how it intends to vote on behalf of a client account except as required by applicable law, but may disclose such information to a client who itself may decide or may be required to make public such information. Upon a request from a person other than a client for information on Artisan Partners' proxy voting, Artisan Partners personnel will not disclose such information unless otherwise directed to do so by a client, in which case Artisan Partners personnel will direct the requesting party to a member of the Proxy Voting Committee who will handle the request.

      B. RECORDS - BASIS FOR VOTE. Artisan Partners shall maintain a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision including:

            1. For votes relating to routine or corporate administrative matters, the basis for each vote cast is reflected in the Guidelines and no additional documentation is required.

            2. For all other votes, including votes relating to discretionary items or Identified Issuers, Artisan Partners shall maintain records relating to the independent review of the Proxy Voting Committee, including a copy of any request for consideration of a vote by the Proxy Voting Committee and any other correspondence relating to recommendations made by an investment team member.

      C. RECORDS - GENERAL. The following documents shall also be maintained by Artisan Partners or by ISS or another third party service provider, on behalf of Artisan Partners; provided that if such documents are maintained by ISS or a service provider of Artisan Partners, ISS or such third party shall undertake to provide Artisan Partners copies of such documents promptly upon Artisan Partners' request:

            1. a copy of each proxy statement received, provided that no copy need be retained of a proxy statement found on the SEC's EDGAR website;

            2. a record of each proxy vote cast, including the issuer, the number of shares voted, a description of the proposal, how the shares were voted and the date on which the proxy was returned;

            3. a copy of each written client request for Artisan Partners' proxy voting record with respect to such client and a copy of any written response from Artisan Partner to such client for that record; and

            4. a copy of Artisan Partners' Proxy Voting Policy, including the Guidelines.

      D. RECORDS - RETENTION. All records kept under this Article 9 shall be retained no less than seven years, the first two years in an appropriate office of Artisan Partners, or, if instructed by a client, for such longer period as may be mutually agreed by Artisan Partners and such client.

10.   ATTACHED EXHIBITS

            Attached as exhibits are the following documents, including a specimen or specimens of forms in use as of the effective date of this policy, which may be updated from time to time.

Appendix A               Proxy Voting Guidelines

Appendix B               Proxy Voting Committee

Appendix C               Request Form for Proxy Voting Committee's
                         Consideration of Vote

                                   APPENDIX A

                             PROXY VOTING GUIDELINES

I.         BACKGROUND                                                                                  3

II.        GENERAL GUIDELINES                                                                          3
      A.   Reliance on Information Provided by and Due Diligence of ISS                                3
      B.   Non-U.S. Securities                                                                         3
      C.   Securities Lending                                                                          3
      D.   Social and Environmental Issues                                                             3
      E.   Consideration of Relevant Factors                                                           4
III.            ROUTINE AND CORPORATE ADMINISTRATIVE ITEMS                                             4
      A.   Operational Items                                                                           4
         1.             Adjourn Meetings                                                               4
         2.             Amend Quorum Requirements                                                      4
         3.             Amend Minor Bylaws                                                             4
         4.             Change Company Name                                                            4
         5.             Change Date, Time or Location of Annual Meeting                                4
         6.             Ratify Auditors                                                                4
         7.             Authorize Board to Fix Remuneration of Auditors                                4
         8.             Confidential Voting                                                            4
         9.             Submission of Financial Statements                                             4
         10.            Cash Dividends                                                                 5
         11.            Transact Other Business                                                        5
         12.            Routine Operational Items of Foreign Issuers                                   5
      B.   Board of Directors                                                                          5
         1.             Director Nominees in Uncontested Elections                                     5
         2.             Age Limits                                                                     5
         3.             Board Size                                                                     6
         4.             Classification/Declassification of the Board                                   6
         5.             Cumulative Voting                                                              6
         6.             Director and Officer Indemnification and Liability Protection                  6
         7.             Filling Vacancies                                                              6
         8.             Removal of Directors                                                           6
         9.             Stock Ownership Requirements                                                   6
         10.            Term Limits                                                                    6
      C.   Antitakeover Defenses and Voting Related Issues                                             6
         1.             Amend Bylaws without Shareholder Consent                                       6
         2.             Control Share Acquisition Provisions                                           6
         3.             Fair Price Provisions                                                          6
         4.             Greenmail                                                                      7
         5.             Issue Stock for Use with Rights Plan                                           7
         6.             Poison Pills (Shareholder Rights Plans)                                        7
         7.             Shareholders' Ability to Act by Written Consent                                7
         8.             Shareholders' Ability to Call Special Meetings                                 7
         9.             Stakeholder Provisions                                                         7
         10.            Supermajority Vote Requirements                                                7
      D.   Capital Structure                                                                           8
         1.             Adjustments to Par Value of Common Stock                                       8
         2.             Common Stock Authorization                                                     8
         3.             Dual Class Stock                                                               8
         4.             Preemptive Rights                                                              8
      E.   Executive and Director Compensation                                                         8
         1.             Stock Plans in Lieu of Cash                                                    8
         2.             Director Retirement Plans                                                      8
         3.             Incentive Bonus Plans and Tax Deductibility Proposals                          8
IV.             DISCRETIONARY ISSUES                                                                   8

      A.   Board of Directors                                                                           8
         1.             Majority of Independent Directors                                               8
         2.             Majority of Independent Committee Members                                       9
         3.             Independent Chairman (Separate Chairman/CEO)                                    9
      B.   Proxy Contests                                                                               9
         1.             Director Nominees in Contested Elections                                        9
         2.             Reimbursing Proxy Solicitation Expenses                                         9
      C.   Mergers and Corporate Restructuring                                                          9
         1.             Appraisal Rights                                                                9
         2.             Mergers and Acquisitions, Asset Purchases and Asset Sales                       9
         3.             Conversion of Securities and Corporate Reorganizations                         10
         4.             Formation of Holding Company                                                   10
         5.             Going Private Transactions (LBOs and Minority Squeezeouts)                     10
         6.             Issuance of Warrants/Convertible Debentures                                    10
         7.             Joint Ventures                                                                 11
         8.             Liquidations                                                                   11
         9.             Private Placements                                                             11
         10.            Prepackaged Bankruptcy Plans                                                   11
         11.            Recapitalization                                                               12
         12.            Spinoffs                                                                       12
      D.   State or Country of Incorporation                                                           12
         1.             State Takeover Statutes                                                        12
         2.             Reincorporation Proposals                                                      12
      E.   Capital Structure                                                                           12
         1.             Preferred Stock                                                                12
         2.             Reverse Stock Splits                                                           13
         3.             Share Repurchase Programs                                                      13
         4.             Stock Distributions: Splits and Dividends                                      13
         5.             Tracking Stock                                                                 13
      F.   Executive and Director Compensation                                                         13
         1.             Compensation Plans                                                             13
         2.             Remuneration Report                                                            13
         3.             Stock Plans in Lieu of Cash                                                    13
         4.             Management Proposals Seeking Approval to Reprice Options                       13
         5.             Employee Stock Purchase Plans                                                  14
         6.             Incentive Bonus Plans and Tax Deductibility Proposals                          14
         7.             Shareholder Proposals Regarding Executive and Director Pay                     14
         8.             Golden and Tin Parachutes                                                      14
      G.   Bundled Proposals                                                                           14

I.    BACKGROUND.

            The following proxy voting guidelines ("Guidelines") summarize Artisan Partners' positions on various issues of concern to investors and give an indication of how portfolio securities generally will be voted on proposals dealing with particular issues. These Guidelines are based on Artisan Partners' own research and analyses and the research and analyses provided by ISS.

            The Guidelines, together with the Proxy Voting Policy, will be used for voting proxies on behalf of all of Artisan Partners' clients for which Artisan Partners has voting authority. ISS is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Artisan Partners.

            The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes differently than indicated in the Guidelines. Artisan Partners' investment teams are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Administrator of circumstances where the interests of clients may warrant a vote contrary to the Guidelines. In such instances, the investment team member may submit a recommendation to the Proxy Administrator in accordance with the procedures outlined in the Proxy Voting Policy.

            In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to the Guidelines in circumstances where such a vote would be inconsistent with local regulations, customs or practices.

II.   GENERAL GUIDELINES

      A. RELIANCE ON INFORMATION PROVIDED BY AND DUE DILIGENCE OF ISS. Artisan Partners may rely on the information provided by and due diligence efforts of ISS in determining whether to vote for or against a particular matter, provided that the Proxy Administrator, the member of the relevant investment team, or the members of the Proxy Voting Committee who recommend, review or authorize the vote does not have actual knowledge that the information provided by ISS is incorrect.

      B. NON-U.S. SECURITIES. In some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Artisan Partners (or ISS on behalf of Artisan Partners) maintains a list of jurisdictions in which share blocking occurs. In such jurisdictions, there may be circumstances in which the specific securities voted might not in fact be subject to share blocking. However, because of the complexity and variety of share blocking restrictions in the various jurisdictions in which shares are held, Artisan Partners generally does not vote proxies in those jurisdictions unless a client's proxy voting policy specifically requires other action.

      C. SECURITIES LENDING. Certain of Artisan Partners' clients engage in securities lending programs under which a client's shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to ask the client to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted.

      D. SOCIAL AND ENVIRONMENTAL ISSUES. When Artisan Partners votes a client's proxy, a client's economic interest as a shareholder is Artisan Partners' primary consideration in determining how proxies should be voted. Except as otherwise specifically instructed by a client, Artisan Partners generally does not take into account interests of other stakeholders or interests the client may have in other capacities. In general, Artisan Partners votes with management on shareholder social and environmental proposals, on the basis that a positive impact on share value can rarely be anticipated from such proposals.

            Among the social and environmental issues to which this pertains are the following: board diversification issues (e.g., representation on the board of women and minorities), consumer issues and public safety (e.g., animal rights, genetically modified foods, handguns, predatory lending, tobacco), environmental and energy issues (e.g., wildlife preservation, CERES principles, general environmental issues, global warming, recycling, renewable energy), labor standards and human rights (e.g., international codes of conduct, country-specific human rights reports, China principles, MacBride principles), military business (e.g., military sales, weapons production), workplace diversity (e.g., equal opportunity reports, sexual orientation, employee diversity) and charitable contributions.

      E. CONSIDERATION OF RELEVANT FACTORS. These Guidelines below may provide examples of factors to be considered in determining how to vote on certain issues. These factors should not be considered exclusive or exhaustive. The Proxy Committee shall consider such factors as it considers to be appropriate in light of the circumstances.

III.  ROUTINE AND CORPORATE ADMINISTRATIVE ITEMS

      A.    OPERATIONAL ITEMS.

            1. ADJOURN MEETING. Vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

            2. AMEND QUORUM REQUIREMENTS. Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

            3. AMEND MINOR BYLAWS. Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

            4. CHANGE COMPANY NAME. Vote FOR proposals to change the corporate name.

            5.    CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING.

                  - Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

                  - Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

            6. RATIFY AUDITORS. Vote FOR proposals to ratify the selection of auditors, unless:

                  - An auditor has a significant professional or personal relationship with the issuer that compromises the firm's independence, including whether the amount of consulting or related services provided by the auditor to the issuer is excessive; or

                  - There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

            7. AUTHORIZE BOARD TO FIX REMUNERATION OF AUDITORS. Vote FOR proposals to authorize the board to fix the remuneration of auditors unless the firm does not vote for the proposal to ratify the selection of those auditors.

            8. CONFIDENTIAL VOTING. Vote FOR proposals to adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

            9. SUBMISSION OF FINANCIAL STATEMENTS AND STATUTORY REPORTS. Vote FOR routine submissions of an issuer's annual financial statements and statutory reports.

            10. CASH DIVIDENDS. Vote FOR routine submissions of an issuer's cash dividend payout.

            11. TRANSACT OTHER BUSINESS. Vote AGAINST proposals to approve other business when it appears as a voting item.

            12. ROUTINE OPERATIONAL ITEMS OF FOREIGN ISSUERS. Vote FOR proposals to approve certain routine operational items frequently submitted by management of non-U.S. issuers, including, but not limited to the following:

                  -     election of chairman of the annual general meeting
                        ("AGM");

                  - preparation and approval of list of shareholders entitled to vote at AGM;

                  -     approval of meeting agenda;

                  -     approval of minutes of previous AGM;

                  - acceptance of the submission of various reports to shareholders, including but not limited to audit committee reports, chairman's reports, operations reports, reports on company performance, etc.;

                  - appointment of internal statutory auditors (Japan), unless a strong affiliation between the nominee and the issuer is indicated;

                  -     approval of general meeting guidelines (Spain);

                  - grant of authorization to the board of directors to ratify and execute approved resolutions (Spain);

                  - designation of inspector or shareholder representative for approval of the minutes of the AGM; and

                  -     acknowledgment of the proper convening of the AGM;

      B.    BOARD OF DIRECTORS.

            1. DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS. Vote FOR director nominees in uncontested elections, except that votes should be withheld from directors who:

                  - Attended less than 75% of the board and committee meetings without a valid reason for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence reduced the director's attendance below 75%.

                  - Votes to implement or renew a dead-hand or slow-hand poison pill.

                  - Ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years.

                  - Ignored a shareholder proposal approved by a majority of the shares outstanding.

                  - Failed to act on a takeover offer where the majority of the shareholders had tendered their shares.

            2. AGE LIMITS. Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

            3. BOARD SIZE. Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside a specified range without shareholder approval.

            4. CLASSIFICATION/DECLASSIFICATION OF THE BOARD. Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

            5. CUMULATIVE VOTING. Vote AGAINST proposals to eliminate cumulative voting. All proposals to restore or provide for cumulative voting should be evaluated on a CASE-BY-CASE basis relative to other governance provisions contained in the company's governing documents and the company's relative performance.

            6. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION. Vote FOR those proposals providing expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only the director's legal expenses would be covered. Vote AGAINST proposals that would:

                  - Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

                  - Expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

            7. FILLING VACANCIES. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

            8. REMOVAL OF DIRECTORS. Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

            9. STOCK OWNERSHIP REQUIREMENTS. Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

            10. TERM LIMITS. Vote AGAINST shareholder proposals to limit the tenure of outside directors.

      C.    ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES.

            1. AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT. Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

            2. CONTROL SHARE ACQUISITION PROVISIONS. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

            3. FAIR PRICE PROVISIONS. Votes on proposals to adopt fair price provisions are determined on a CASE-BY-CASE basis giving consideration to the following factors:

                  - Percentage of outstanding shares that an acquirer must obtain before triggering the defense (stock ownership trigger point). This percentage should be at least 20 percent.

                  -     Formula employed in determining fair price

                  - Vote needed to overcome the board's opposition to the acquisition. The required vote should not exceed a simple majority of the disinterested shares.

                  - Vote required to repeal or amend the fair pricing provision. The required vote should not exceed a simple majority of the disinterested shares.

                  - Size of the block of shares controlled by officers, directors, and their affiliates

                  - Other takeover provisions, including state antitakeover statutes

                  -     Company history relating to premium acquisition offers

                  Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

            4. GREENMAIL. Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Votes on anti-greenmail proposals which are bundled with other charter or bylaw amendments should be determined on a CASE-BY-CASE basis after determining whether the overall effect of the proposal is positive or negative for shareholders.

            5. ISSUE STOCK FOR USE WITH RIGHTS PLAN. Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

            6. POISON PILLS (SHAREHOLDER RIGHTS PLANS). Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem (rescind) it. Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:

                  -     20% or higher flip-in or flip-over

                  -     Two to three year sunset provision

                  -     No dead-hand, slow-hand or no-hand features

                  - Shareholder redemption feature: If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

            7. SHAREHOLDERS' ABILITY TO ACT BY WRITTEN CONSENT. Vote AGAINST proposals to restrict or prohibit shareholders' ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

            8. SHAREHOLDERS' ABILITY TO CALL SPECIAL MEETINGS. Vote AGAINST proposals to restrict or prohibit shareholders' ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

            9. STAKEHOLDER PROVISIONS. Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

            10. SUPERMAJORITY VOTE REQUIREMENTS. Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

      D.    CAPITAL STRUCTURE.

            1. ADJUSTMENTS TO PAR VALUE OF COMMON STOCK. Vote FOR management proposals to reduce the par value of common stock. Vote FOR management proposals to eliminate par value.

            2. COMMON STOCK AUTHORIZATION. Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights unless clients hold the class with the superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

            3. DUAL CLASS STOCK. Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

                  - It is intended for financing purposes with minimal or no dilution to current shareholders

                  - It is not designed to preserve the voting power of an insider or significant shareholder

            4. PREEMPTIVE RIGHTS. Votes regarding shareholder proposals seeking preemptive rights should be determined on a CASE-BY-CASE basis after evaluating:

                  -     The size of the company

                  -     The shareholder base

                  -     The liquidity of the stock

      E.    EXECUTIVE AND DIRECTOR COMPENSATION.

            1. STOCK PLANS IN LIEU OF CASH. Votes on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

            2. DIRECTOR RETIREMENT PLANS. Vote AGAINST retirement plans for non-employee directors. Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

            3. INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS. Vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of ensuring the deductibility of compensation under the provisions of Section 162(m) if no increase in shares is requested. Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

IV. DISCRETIONARY ISSUES

      A.    BOARD OF DIRECTORS.

            1. MAJORITY OF INDEPENDENT DIRECTORS. Vote on proposals requiring the board to consist of a majority of independent directors on a CASE-BY-CASE basis.

            2. MAJORITY OF INDEPENDENT COMMITTEE MEMBERS. Vote on proposals requiring the board audit, compensation and/or nominating committees be composed exclusively of independent directors on a CASE-BY-CASE basis.

            3. INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO). Vote on shareholder proposals requiring the position of chairman be filled by an independent director on a CASE-BY-CASE basis, examining the following factors:

                  - Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties

                  -     Majority of independent directors

                  -     All independent key committees

                  - Committee chairpersons nominated by the independent directors

                  - CEO performance is reviewed annually by a committee of outside directors

                  -     Established governance guidelines

                  -     Company performance

      B.    PROXY CONTESTS.

            1. DIRECTOR NOMINEES IN CONTESTED ELECTIONS. Votes in a contested election of directors should be decided on a CASE-BY-CASE basis, considering the following factors:

                  - Long-term financial performance of the company relative to its industry

                  -     Strategy of the incumbents versus the dissidents

                  -     Independence of directors/nominees

                  -     Experience and skills of board candidates

                  -     Responsiveness to shareholders

                  -     Whether takeover offer has been rebuffed

            2. REIMBURSING PROXY SOLICITATION EXPENSES. In cases where Artisan Partners votes in favor of the dissidents, it also votes FOR reimbursing proxy solicitation expenses.

      C.    MERGERS AND CORPORATE RESTRUCTURING.

            1. APPRAISAL RIGHT. Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

            2. MERGERS AND ACQUISITIONS, ASSET PURCHASES AND ASSET SALES. Votes on mergers and acquisitions, issuance of securities to facilitate mergers and acquisitions, asset purchases and asset sales should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by considering:

                  -     Anticipated financial and operating benefits

                  -     Offer price (cost vs. premium)

                  -     How the transaction was negotiated

                  - Changes in corporate governance and their impact on shareholder rights

            3. CONVERSION OF SECURITIES AND CORPORATE REORGANIZATIONS. Votes on proposals regarding conversion of securities and corporate reorganizations are determined on a CASE-BY-CASE basis by considering:

                  -     Dilution to existing shareholders' position

                  -     Conversion price relative to market value

                  - Financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital

                  - Control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions

                  Vote FOR the conversion or reorganization if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

            4. FORMATION OF HOLDING COMPANY. Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis by considering:

                  -     The reasons for the change

                  -     Any financial or tax benefits

                  -     Regulatory benefits

                  - Changes to the articles of incorporation or bylaws of the company

            5. GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS). Vote on going private transactions on a CASE-BY-CASE basis, taking into account:

                  -     Offer price/premium

                  - How the deal was negotiated (independent special committee and fair auction process)

                  -     Other alternatives/offers considered

                  - Non-completion risk (company's going concern prospects, possible bankruptcy)

            6. ISSUANCE OF WARRANTS/CONVERTIBLES/DEBENTURES. Votes on proposals regarding issuance of warrants, convertibles and debentures should be determined on a CASE-BY-CASE basis by considering:

                  -     Dilution to existing shareholders' position

                  -     Terms of the offer

                  - Financial issues: company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital

                  - Management's efforts to pursue alternatives such as mergers

                  - Control issues: change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions

            7. JOINT VENTURES. Vote CASE-BY-CASE on proposals to form joint ventures, taking into account:

                  -     Percentage of assets/business contributed

                  -     Percentage ownership

                  -     Financial and strategic benefits

                  -     Governance structure

                  -     Other alternatives

                  - Non-completion risk (company's going concern prospects, possible bankruptcy)

            8. LIQUIDATIONS. Votes on liquidations should be determined on a CASE-BY-CASE basis after reviewing:

                  - Management's efforts to pursue other alternatives such as mergers

                  - Appraisal value of the assets (including any fairness opinions)

                  - Compensation plan for executives managing the liquidation

                  Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

            9. PRIVATE PLACEMENTS. Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis by considering:

                  -     Dilution to existing shareholders' position

                  - Terms of the offer: discount/premium in purchase price to investor, including any fairness opinion; conversion features; termination penalties; exit strategy

                  - Financial issues: company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital

                  - Management's efforts to pursue alternatives such as mergers

                  - Control issues: change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions

                  Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

            10. PREPACKAGED BANKRUPTCY PLANS. Vote on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis, after evaluating:

                  -     Dilution to existing shareholders' position

                  - Terms of the offer: discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy

                  - Financial issues: company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital

                  -     Management's efforts to pursue other alternatives

                  - Control issues: change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions

                  Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

            11. RECAPITALIZATION. Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account:

                  -     More simplified capital structure

                  -     Enhanced liquidity

                  -     Fairness of conversion terms, including fairness opinion

                  -     Impact on voting power and dividends

                  -     Reasons for the reclassification

                  -     Other alternatives considered

            12. SPINOFFS. Votes on spinoffs should be considered on a CASE-BY-CASE basis, considering:

                  -     Tax and regulatory advantages

                  -     Planned use of the sale proceeds

                  - Benefits that the spinoff may have on the parent company including improved market focus

      D.    STATE OR COUNTRY OF INCORPORATION.

            1. STATE TAKEOVER STATUTES. Votes on proposals to opt in or out of state takeover statutes (control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pills endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions) should be considered on a CASE-BY-CASE basis.

            2. REINCORPORATION PROPOSALS. Votes on proposals to change a company's state or country of incorporation should be evaluated on a CASE-BY-CASE basis, giving primary consideration to financial concerns.

      E.    CAPITAL STRUCTURE.

            1. PREFERRED STOCK. Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Votes on proposals to increase the number of shares of blank check preferred shares are determined on a CASE-BY-CASE basis after analyzing the number of preferred shares available for issue, taking into consideration the results of an analysis that uses a model developed by ISS.

            2. REVERSE STOCK SPLITS. Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis, taking into consideration the results of an analysis that uses a model developed by ISS.

            3. SHARE REPURCHASE PROGRAMS. Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

            4. STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS. Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined by taking into consideration the results of an analysis that uses a model developed by ISS.

            5. TRACKING STOCK. Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against the following factors:

                  -     Excessive increases in authorized capital stock

                  -     Unfair method of distribution

                  -     Diminution of voting rights

                  -     Adverse conversion features

                  -     Negative impact on stock option plans

                  -     Other alternatives such as a spinoff

      F.    EXECUTIVE AND DIRECTOR COMPENSATION.

            1. COMPENSATION PLANS. Votes on compensation plans for executives and directors are determined on a CASE-BY-CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

            2. REMUNERATION REPORT. Votes on an issuer's compensation policy as set out in a remuneration report are determined on a CASE-BY-CASE basis, taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

            3. STOCK PLANS IN LIEU OF CASH. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

            4. MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS. Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

                  -     Historic trading patterns

                  -     Rationale for the repricing

                  -     Option vesting period and term of the option

                  -     Exercise price

                  -     Participants

            5. EMPLOYEE STOCK PURCHASE PLANS. Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis, by considering the following factors:

                  -     Purchase price compared to fair market value

                  -     Offering period

                  -     Potential voting power dilution

            6. INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS. Votes to amend existing plans to increase shares reserved and to qualify for tax deductibility under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis taking into account the results of an analysis that uses a proprietary, quantitative model developed by ISS.

            7. SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY. Vote on a CASE-BY-CASE basis for all shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

            8. GOLDEN AND TIN PARACHUTES. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes (severance plans that cover senior level executives of a firm in the event that the firm undergoes a change in control) or tin parachutes (severance plans that cover all of the employees of a company in the event it undergoes a change in control). An acceptable parachute should include the following:

                  - The parachute should be less attractive than an ongoing employment opportunity with the firm

                  - The triggering mechanism should be beyond the control of management

      G.    BUNDLED PROPOSALS.

            Vote bundled or "conditioned" proposals on a CASE-BY-CASE basis taking into account the aggregate effect of the items.

                                   APPENDIX B

                             PROXY VOTING COMMITTEE

JANET D. OLSEN
LAWRENCE A. TOTSKY
GREGORY K. RAMIREZ
SARAH A. JOHNSON

                                   APPENDIX C

                      REQUEST FOR PROXY VOTING COMMITTEE'S
                              CONSIDERATION OF VOTE

FOR VOTES ON ISSUES OTHER THAN ROUTINE OR CORPORATE ADMINISTRATIVE ITEMS (AS DESCRIBED IN THE GUIDELINES), ARTISAN PARTNERS' PROXY VOTING POLICY REQUIRES A PROXY ADMINISTRATOR TO CONTACT THE INVESTMENT TEAM(s) WHOSE PORTFOLIO(s) HOLD THE SUBJECT SECURITY TO ASCERTAIN THE TEAM'S RECOMMENDATION WITH RESPECT TO THE VOTE. IN ADDITION, THE POLICY PERMITS PORTFOLIO MANAGERS TO SUBMIT RECOMMENDATIONS FOR PROXY VOTES FOR ITEMS NOT COVERED IN THE GUIDELINES OR THAT ARE CONTRARY TO THE GUIDELINES TO THE PROXY VOTING COMMITTEE. THE COMMITTEE IS THEN RESPONSIBLE FOR REVIEWING THE RECOMMENDATION AND DETERMINING THE VOTE TO BE CAST. THE PROXY VOTING POLICY ALSO REQUIRES THAT ALL VOTES TAKEN WITH RESPECT TO IDENTIFIED ISSUERS BE PRESENTED TO THE COMMITTEE FOR REVIEW AND DETERMINATION AS TO THE VOTES TO BE CAST. IN ORDER TO FACILITATE THE PROCESS OF REVIEWING AN INVESTMENT TEAM'S RECOMMENDATION AND/OR A VOTE RELATING TO AN IDENTIFIED ISSUER, THE PROXY ADMINISTRATOR SHALL COMPLETE THE FORM BELOW AND PROVIDE IT TO THE ADMINISTRATIVE ASSISTANT OF THE LEGAL AND COMPLIANCE GROUP. THE ADMINISTRATIVE ASSISTANT WILL FORWARD THE FORM TO MEMBERS OF THE COMMITTEE, WHO WILL REVIEW IT IN CONNECTION WITH THEIR CONVENING A MEETING.

Capitalized terms not otherwise defined in this Appendix have the meanings ascribed to them in the Policy.

PART I. INFORMATION ON PROXY ISSUE (to be completed by Proxy Administrator)

a.    Name of issuer:

b.    Date of meeting:                           Deadline for casting vote:

c.    Investment strategy or strategies in which issuer is held:

d. Does Artisan Partners hold on behalf of its clients more than 5% of the outstanding shares of the issuer? [ ] Yes [ ] No

e.    Is issuer an Identified Issuer? [ ]Yes [ ] No

f. Attach research and recommendation from ISS on the matter(s) to be voted and identify the item(s) to be considered by the Committee by circling the agenda item(s).

g.    Name of proxy administrator:

PART II. RECOMMENDATION FROM INVESTMENT TEAM(s) (to be completed by the Proxy Administrator)

a.    Name of investment team contact:

b. Describe below (or attach hereto) the recommended vote(s), together with the relevant factors the team considered related to the recommended vote.

PART III.  DETERMINATION OF VOTE TO BE CAST (to be completed by the Committee)

The Committee shall review the foregoing information and such other information as it deems relevant and appropriate to determine the vote to be cast, in accordance with the standards set forth in the Policy.

Describe below (or attach hereto) any additional considerations of the Committee in determining the vote to be cast.

In accordance with the standards set forth in the Policy and upon review of the foregoing, the Committee has determined to cast the following votes:

Approved by the Committee on ________________, _________

By: _____________________________, on behalf of the Committee
Print Name:

                    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
                                  PROXY VOTING

POLICY

BHMS has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the beneficial owners. BHMS maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and procedures to clients. BHMS will provide information to clients about how their proxies were voted and will retain records related to proxy voting.

BHMS generally,

ACCEPTS:

      - Proposals supporting best procedures for corporate governance regarding election of independent directors, approval of independent auditors, executive compensation plans and corporate structure/shareholder rights issues.

      -     Restoration or protection of shareholders' authority.

REJECTS:

      -     Protection of management from results of mergers and acquisitions.

      - Proposals having the effect of diluting the value of the existing shares.

      -     Reduction of shareholders' power over any company actions.

      -     Proposals motivated by political, ethical or social concerns.

PROXY OVERSIGHT COMMITTEE

- BHMS's Proxy Oversight Committee reviews and reevaluates existing policies, along with new issues on a case-by-case basis. Policy modifications may be made by the Committee in order to assure that all proxy voting decisions are in the best interests of the beneficial owner.

- The Proxy Oversight Committee includes Portfolio Managers James Barrow, Richard Englander and Jane Gilday and Proxy Coordinator, Clare Burch.

CONFLICTS OF INTEREST

- All proxies will be voted uniformly in accordance with BHMS's policies. This includes proxies of companies who are also clients, thereby eliminating potential conflicts of interest.

PROCEDURE

BHMS HAS ADOPTED WRITTEN PROCEDURES TO IMPLEMENT THE FIRM'S POLICY AND REVIEWS TO MONITOR AND INSURE OUR POLICY IS OBSERVED, IMPLEMENTED PROPERLY AND AMENDED OR UPDATED, AS APPROPRIATE, WHICH MAY BE SUMMARIZED AS FOLLOWS:

- BHMS sends a daily electronic transfer of all stock positions to ISS (Institutional Shareholder Services).

- ISS identifies all accounts eligible to vote for each security and posts the proposals and research on its website.

- The proxy coordinator reviews each proxy proposed and reevaluates existing voting guidelines. Any new or controversial issues are presented to the Proxy Oversight Committee for evaluation. Proxy coordinator sends all voting decisions to ISS through their website.

-     ISS verifies that every vote is received, voted and recorded.

- BHMS sends a proxy report to each client, at least annually (or as requested by client), listing number of shares voted and disclosing how each proxy was voted.

- BHMS maintains voting records both in hard copy and via ISS database backup.

- BHMS's guidelines addressing specific issues are available upon request by calling 214-665-1900 or by emailing clientservices@barrowhanley.com.

- BHMS will identify any conflicts that exist between the interests of the firm and the client by reviewing the relationship of the firm with the issuer of each security to determine if we or any of our employees have any financial, business or personal relationship with the issuer.

- If a material conflict of interest exists, the proxy coordinator will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

- BHMS will maintain a record of the voting resolution of any conflict of interest.

- The proxy coordinator shall retain the following proxy records in accordance with the SEC's five-year retention requirement:

      -     These policies and procedures and any amendments;

      -     Each proxy statement that BHMS receives;

      -     A record of each vote that BHMS casts;

      - Any document BHMS created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Proxy Oversight Committee; and

      - A copy of each written request from a client for information on how BHMS voted such client's proxies and a copy of any written response.

RESPONSIBILITY

Clare Burch is responsible for the implementation and monitoring of our proxy voting policy, procedures, disclosures and record keeping, including outlining our voting guidelines in our procedures.

                            BROWN CAPITAL MANAGEMENT
                               PROXY VOTING POLICY

POLICY

Brown Capital Management, Inc., as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

In order to facilitate this proxy voting process, BCM utilizes Institutional Shareholder Services ("ISS") an expert in the proxy voting and corporate governance area to assist in the due diligence process related to making appropriate proxy voting decisions related to client accounts. Corporate actions are monitored by the BCM operations team and Investment staff through information received from ISS regarding upcoming issues.

Clients with separately managed accounts may request a copy of this policy or how proxies relating to their securities were voted by contacting BCM directly. Investors in the Brown Capital Management Family of Funds (individually "Fund" or collectively "Funds") may request a copy of this policy or the Fund's proxy voting record upon request, without charge, by calling NC Shareholder Services at 1-800-773-3863, by reviewing the Fund's website, if applicable, or by reviewing filings available on the SEC's website at http://www.sec.gov.

INSTITUTIONAL SHAREHOLDER SERVICES (ISS)

ISS is an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. BCM subscribes to the ISS Standard Voting Policy. These services, provided to BCM, include in-depth research, analysis, and voting recommendations.

Members of BCM's investment staff individually determine how each proxy ballot will be voted. ISS's research, analysis, and voting recommendations are used as a guideline only.

When specifically directed by a client with a separately managed account, BCM will vote as requested.

BACKGROUND

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

RESPONSIBILITY

Patricia Flaherty has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

PROCEDURE

Brown Capital Management, Inc. has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which are as follows:

1. Voting Procedures

   The physical voting process and recordkeeping of votes is carried out by BCM Administrative Staff at both the broader company and individual account levels through the Institutional Shareholders Services Inc. Proxy Master System.

   BCM votes most proxies for clients where voting authority has been given to BCM by the client. However, in some circumstances BCM may not vote some proxies. For example, BCM may not vote if shares would need to be recalled in a stock loan program. BCM also will not vote:

      - Proxies for securities held in an unsupervised portion of a client's account,

      -     Proxies that are subject to blocking restrictions,

      -     Proxies that require BCM to travel overseas in order to vote, or

      -     Proxies that are written in a language other than English.

2. Disclosure

      - Brown Capital Management, Inc. will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Brown Capital Management, Inc. voted a client's proxies, and that clients may request a copy of these policies and procedures.

      - Donna L. Courtney will also send a copy of this summary to all existing clients who have previously received Brown Capital Management, Inc.'s Disclosure Document; or Donna L. Courtney may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

3. Client Requests for Information

      - All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Patricia Flaherty.

      - Patricia Flaherty saves the client proxy reports on the computer system and emails the reports to the appropriate PA. In response to any request the Portfolio Administrator will prepare a cover letter to be sent to the client along with the detailed proxy report on how each proxy was voted.

4. Voting Guidelines

While BCM's policy is to review each proxy proposal on its individual merits, BCM has adopted guidelines for certain types of matters to assist the Investment Staff in the review and voting of proxies. These guidelines are set forth below:

      -     Corporate Governance

            -     Election of Directors and Similar Matters

                  In an uncontested election, BCM will generally vote in favor of management's proposed directors. In a contested election, BCM will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company's Board of Directors, BCM will review any contested proposal on its merits.

            -     Audit Committee Approvals

                  BCM generally supports proposals that help ensure that a company's auditors are independent and capable of delivering a fair and accurate opinion of a company's finances. BCM will generally vote to ratify management's recommendation and selection of auditors.

            -     Shareholder Rights

                  BCM may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis.

            -     Anti-Takeover Measures, Corporate Restructurings and Similar
                  Matters

                  BCM may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company stock.

            -     Compensation

                  -     General

                        BCM generally supports proposals that encourage the disclosure of a company's compensation policies. In addition, BCM generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. BCM may consider any contested proposal related to a company's compensation policies on a case-by-case basis.

                  -     Stock Option Plans

                        BCM evaluates proposed stock option plans and issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, BCM may consider, without limitation, the potential dilutive effect on shareholders' shares, the potential short and long-term economic effects on the company and shareholders and the actual terms of the proposed options

      -     Corporate Responsibility and Social Issues

            BCM may vote against corporate responsibility and social issue proposals that BCM believes will have substantial adverse economic or other effects on a company, and BCM may vote for corporate responsibility and social issue proposals that BCM believes will have substantial positive economic or other effects on a company.

            BCM reserves the right to amend and revise this policy without notice at any time.

5. Conflicts of Interest

   The Investment Staff's review is intended to determine if a material conflict of interest exists that should be considered in the vote decision. The Investment Staff examines business, personal and familial relationships with the Subject Company and/or interested parties. If a conflict of interest is believed to exist, the Investment Staff will direct that the proxy issue must be voted in accordance with ISS recommendations. In the event ISS is unable to make a recommendation on a proxy vote regarding an investment held by a Fund, the Investment Staff will defer the decision to the Fund's Proxy Voting Committee, which is made up of independent trustees. Decisions made by the Fund's Proxy Voting Committee will be used to vote proxies for the Fund. For Securities not held by a Fund, if ISS is unable to make a recommendation then BCM will either disclose the conflict to the client and obtain its consent before voting or suggest that the client engage another party to determine how the proxies should be voted.

6. Recordkeeping

Patricia Flaherty shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

      1.    Proxy voting policies and procedures,

      2.    Proxy statements received for client securities,

      3.    Records of votes cast on behalf of clients,

      4. Records of client requests for proxy voting information and written responses by BCM to such requests will be maintained in the client's correspondence folder.

      5. Documents prepared by BCM that were material to making a proxy voting decision or memorialized the basis for the decisions.

All such records will be maintained as required by applicable laws and regulations.

                         CAPITAL GUARDIAN TRUST COMPANY
                       PROXY VOTING POLICY AND PROCEDURES

      The Advisers consider proxy voting an important part of their management services, and as such, the Advisers seek to vote the proxies of securities held by clients in accounts for which they have proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of the Advisers' clients.

      1.    Fiduciary Responsibility and Long-term Shareholder Value

            The Advisers' fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, the Advisers consider those factors which would affect the value of their clients' investment and act solely in the interest of, and for the exclusive purpose of providing benefits to, their clients. As required by ERISA, the Advisers vote proxies solely in the interest of the participants and beneficiaries of retirement plans and do not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

            The Advisers believe the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and the Advisers' general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

            As the management of a portfolio company is responsible for its day-to-day operations, the Advisers believe that management, subject to the oversight of its board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, the Advisers vote against management on proposals where they perceive a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. The Advisers also vote against management in other cases where the facts and circumstances indicate that the proposal is not in their clients' best interests.

      2.    Special Review

            From time to time the Advisers may vote a) on proxies of portfolio companies that are also clients of the Advisers or their affiliates,
            b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited the Advisers or their affiliates to support a particular position. When voting these proxies, the Advisers analyze the issues on their merits and do not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of their clients. The Advisers' Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

      3.    Procedures

            a.    Proxy Review Process

            Associates in the Advisers' proxy voting department, along with compliance associates from Legal and Compliance, are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

            The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

            All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst's recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of the Advisers' and their affiliates' investment committees and their activity is subject to oversight by those committees.

            The Advisers seek to vote all of their clients' proxies. In certain circumstances, the Advisers may decide not to vote a proxy because the costs of voting outweigh the benefits to their clients (e.g., when voting could lead to share blocking where the Advisers wish to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to the Advisers to vote and therefore are not voted.

            b.    Proxy Voting Guidelines

            The Advisers have developed proxy voting guidelines that reflect their general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

            The Advisers' general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

            i. Corporate governance. The Advisers support strong corporate governance practices. They generally vote against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally support proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

            ii. Capital structure. The Advisers generally support increases to capital stock for legitimate financing needs. They generally do not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

            iii. Stock option compensation plans. The Advisers support the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features that undermine the connection between employee and shareholder interests generally are not supported. The Advisers consider the following factors when voting on proposals related to new plans or changes to existing plans: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, the Advisers support option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

            iv. Social and corporate responsibility. The Advisers vote on these issues based on the potential impact to the value of their clients' investment in the portfolio company.

      4.    Special Review Procedures

            If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

            Clients representing 0.0025 or more of assets under investment management across all affiliates owned by CGC are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC determines whether the decision was in the best interest of the Advisers' clients and may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from the Advisers' and their affiliates' investment and legal groups and does not include representatives from the marketing department.

            Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

      5.    The Advisers' Proxy Voting Records

            Upon client request, the Advisers will provide reports of their proxy voting record as it relates to the securities held in the client's account(s) for which the Advisers have proxy voting authority.

      6.    Annual Assessment

            The Advisers will conduct an annual assessment of this proxy voting policy and related procedures.

                      FIDELITY FUND PROXY VOTING GUIDELINES

                         (FUNDS SUB-ADVISED BY FMR CO.)

                                   MARCH 2004

I.    General Principles

      A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

      B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

      C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.

II. Portfolio shares should generally be voted against anti-takeover proposals, including:

      A. Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.

      B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

      C.    Authorization of "Blank Check" Preferred Stock.

      D.    Golden Parachutes:

            1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

            2.    Compensation contracts for outside directors.

            3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

            4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

      E.    Supermajority Provisions.

      F.    Poison Pills:

            1. Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

            2. FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

            3. FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

            4. Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

            5. If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

      G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

      H.    Transfer of authority from shareholders to directors.

      I. Reincorporation in another state (when accompanied by anti-takeover provisions).

III.  Stock Option Plans

      A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

            1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

            2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

            3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan,
                  (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

            4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.

            5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

                  a. They are granted by a compensation committee composed entirely of independent directors.

                  b. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

            6. The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:

                  a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

                  b. The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management's control; and

                  c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

            7. Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.

            8. For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

      B. FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

      C. Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

            1. Whether the repricing proposal excludes senior management and directors;

            2. Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

            3. Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

            4. The company's relative performance compared to other companies within the relevant industry or industries;

            5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

            6. Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

      A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

      B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

      C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.

      D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

      E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

            1. They are granted by a compensation committee composed entirely of independent directors.

            2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

      F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

      G. Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

            1. Whether the restricted stock award exchange proposal excludes senior management and directors;

            2. Whether the options proposed to be exchanged exceeded FMR's dilution thresholds when initially granted;

            3. Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

            4. The company's relative performance compared to other companies within the relevant industry or industries;

            5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

            6. Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.

V.    Other Stock-Related Plans should be evaluated on a case-by-case basis:

      A. Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

      B. Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

      C. Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI.   Unusual Increases in Common Stock:

      A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

      B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX. Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

      A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI. Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII. Employee Stock Ownership Plans ("ESOPs") should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV.   Avoidance of Potential Conflicts of Interest

      Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.

      FMR applies the following policies and follows the procedures set forth below:

      A. FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.

      B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.

      C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

      D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.

XVI.  Executive Compensation

      FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as:
      (i) whether the company has an independent compensation committee; and
      (ii) whether the compensation committee has authority to engage independent compensation consultants.

XVII. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII. Auditors

      A. Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company's auditor.

      B. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX.  Incorporation or Reincorporation in Another State or Country

      Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

Mellon Capital
Management Corporation
Proxy Voting Policy
(Approved 08/20/2004)

SCOPE OF POLICY

This Proxy Voting Policy has been adopted by the investment advisory subsidiaries of Mellon Financial Corporation ("Mellon"), the investment companies advised by such subsidiaries (the "Funds"), and the banking subsidiaries of Mellon (Mellon's investment advisory and banking subsidiaries are hereinafter referred to individually as a "Subsidiary" and collectively as the "Subsidiaries").

FIDUCIARY DUTY

We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

LONG-TERM PERSPECTIVE

We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

LIMITED ROLE OF SHAREHOLDERS

We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

ANTI-TAKEOVER PROPOSALS

We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

"SOCIAL" ISSUES

On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client's portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

PROXY VOTING PROCESS

Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Mellon Proxy Policy Committee (the "Committee"), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

MATERIAL CONFLICTS OF INTEREST

We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

SECURITIES LENDING

We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

RECORDKEEPING

We will keep, or cause our agents to keep, the records for each voting proposal required by law.

DISCLOSURE

We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.

                                 PAYDEN & RYGEL
                               PROXY VOTING POLICY
                            UPDATED: OCTOBER 5, 2004

BACKGROUND

To the extent that a client has delegated to Payden & Rygel the authority to vote proxies relating to equity securities,4 Payden & Rygel expects to fulfill its fiduciary obligation to the client by monitoring events concerning the issuer of the security and then voting the proxies in a manner that is consistent with the best interests of that client and that does not subordinate the client's interests to its own.

To that end, Payden & Rygel has created a Proxy Voting Committee consisting of Christopher N. Orndorff, David Kelley III and Edward S. Garlock to consider any issues related to proxy matters.

Many proxy matters that are routinely presented year after year are non-controversial, such as the retention of a company's outside auditors. On the other hand, over time the major controversies in voting proxies have related to corporate governance matters (e.g., changes in the state of incorporation and provisions on mergers and other corporate restructurings), anti-takeover provisions (e.g., staggered board terms, "poison pills" and supermajority provisions), stock option plans and other management compensation issues and social and corporate responsibility issues.

We carefully consider all aspects of the issues presented by a proxy matter, and depending upon the particular client requirements, we may vote differently for different clients on the same proxy issue. For example, a union client may have specific policies on a particular proxy issue that may lead Payden & Rygel to cast a "no" vote, while the policies of another client on that same issue may lead Payden & Rygel to cast a "yes" vote.

            GENERAL PROXY VOTING POLICIES FOLLOWED BY PAYDEN & RYGEL

Absent special client circumstances or specific client policies or instructions, Payden & Rygel will vote as follows on the issues listed below:

      - Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer.

      -     Vote for programs that permit an issuer to repurchase its own stock.

      - Vote for proposals that support board independence (e.g., declassification of directors, or requiring a majority of outside directors).

      - Vote against management proposals to make takeovers more difficult (e.g., "poison pill" provisions, or supermajority votes).

      -     Vote for management proposals on the retention of outside auditors.

      - Vote for management endorsed director candidates, absent any special circumstances.

With respect to the wide variety of social and corporate responsibility issues that are presented, Payden & Rygel's general policy is to take a position in favor of policies that are designed to advance the economic value of the issuer.

Except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by the general proxy voting policies described above, the Proxy Voting Committee shall determine the manner of voting the proxy in question.

                              CONFLICTS OF INTEREST

From time to time, Payden & Rygel may purchase for one client's portfolio securities that have been issued by another client. Payden & Rygel does not have a policy against such investments because such a prohibition would unnecessarily limit investment
------------------------------
(4) The vast majority arise in the context of equity. To the very limited extent that such proxy matters might arise in the context of fixed income, Payden & Rygel would apply the same policies and procedures set forth above.

opportunities. In that case, however, a conflict of interest may exist between the interests of the client for whose account the security was purchased and the interests of Payden & Rygel. For example, Payden & Rygel may manage corporate cash for Alpha Company whose management is soliciting proxies. Payden & Rygel has purchased Alpha Company's securities for the account of Beta Company, another Payden & Rygel client. Moreover, Beta Company's policies would suggest Payden & Rygel should vote against the position put forward by Alpha Company's management. However, voting against Alpha Company management may harm Payden & Rygel's relationship with Alpha Company's management. Thus, Payden & Rygel may have an incentive to vote with the management of Alpha Company, and hence has a conflict of interest.

To ensure that proxy votes are voted in a client's best interest and unaffected by any conflict of interest that may exist, Payden & Rygel will vote on a proxy question that presents a material conflict of interest between the interests of a client and the interests of Payden & Rygel as follows:

      1. If one of Payden & Rygel's general proxy voting policies described above applies to the proxy issue in question, Payden & Rygel will vote the proxy in accordance with that policy. This assumes, of course, that the policy in question furthers the interests of the client and not of Payden & Rygel.

      2. However, if the general proxy voting policy does not further the interests of the client, Payden & Rygel will then seek specific instructions from the client.

                          Peregrine Capital Management
                                  PROXY VOTING

                             Policies and Procedures
                                  August, 2003

                                  PROXY VOTING
                                      3/00

                              Policy and Philosophy

We exercise our responsibility. Common law and ERISA require that we vote stock held in our accounts for the sole or exclusive benefit of the beneficiaries. In evaluating a proxy proposal, our objective must center on protecting the financial investment of the shareholder (or participant in a qualified employee benefit plan). Therefore, we review each proposal to determine its financial implications for the shareholder.

We exercise our discretion. In a number of proxy proposals, the financial interests of the beneficiary clearly dictate support for or a vote against a proposal. For example, we support management on routine, noneconomic proposals. However, we must exercise discretion in determining how we can best protect the financial investment of the shareholder while providing the support to management in the operation of the business. In order to ensure proper exercise of this discretion, we have established a proxy structure with controls.

We have a central voting philosophy. Common stocks are purchased for our accounts based upon our evaluation that the stocks have an attractive return potential over a reasonable time horizon. Our purchase and retention of a stock inherently projects confidence that management will operate the company in a manner consistent with earning a reasonable return. As a result, we will normally support management's stance on proxy proposals.

                              PROXY ADMINISTRATION
                                      8/03
                             Guidelines and Control

1. The Management Policy Group (MPG) develops proxy policy and philosophy and approves proxy guidelines on an annual basis.

2. Portfolio Managers propose guidelines for voting by proxy within the general policy and philosophy established by the MPG and submit such guidelines to the MPG for approval.

3. The Portfolio Managers vote all proxies for the securities under their advisement consistent with established policies and guidelines.

4. Portfolio Managers must document the rationale for their vote either by referencing established guidelines or by a specific explanation.

5. Portfolio Managers votes in violation of established guidelines must get prior approval by the MPG.

6. Portfolio Managers must vote all proxies for specific securities identically across accounts,unless specific client instruction is accepted.

7. Portfolio Managers should vote all proxies related to common issues consistently unless circumstances are materially different. (See qualification in No. 6.)

8.    Our internal voting position guidelines cover four types of proposals:
      a. "routine" management proposals (Exhibit "A");
      b. anti-takeover proposals (Exhibit "B");
      c. shareholder proposals (Exhibit "C"); and
      d. "non-routine" non-compensation proposals (Exhibit "D").

9. The Compliance Officer, or MPG designate, will review all votes in advance and report on a quarterly basis to the MPG.

10. Any Peregrine employee that becomes aware of an actual or potential proxy voting conflict of interest shall communicate the issue to compliance, who will arrange to have it reviewed by the Management Policy Group. Any proxy vote that presents the potential for a material conflict of interest between clients, the firm, or its employees shall be resolved in favor of clients who are not directly or indirectly involved in the conflict. Material conflicts of interest may develop in situations such as proxy votes for companies that are clients of Peregrine and proxy votes in which a particular client (including our parent company, Wells Fargo & Company) attempts to influence our votes. All proxy votes with the potential for material conflicts of interest must be reviewed by the Management Policy Group prior to voting. The Management Policy Group will ensure that such votes are consistent with our responsibility to "vote stock held in our accounts for the sole and exclusive benefit of the beneficiaries." Our proxy voting guidelines provide the framework for such review. All proxy votes for companies that are also clients of Peregrine shall be disclosed (subject to confidentiality issues) in our client proxy reports.

                              PROXY ADMINISTRATION
                                      3/00
                Handling, Documentation, and Client Communication

1. Master Trustee is contacted in writing by Peregrine, informing them that Peregrine has been authorized to vote proxy, and all proxy cards should be forwarded to the attention of the Proxy Coordinator of Peregrine Capital Management.

2. Peregrine utilizes Proxy Edge, an electronic proxy voting system, for the majority of accounts authorized to vote. A datafeed is done daily to receive meeting information (meeting date, record date, proposals, ballots received) as well as to export voted ballots. Paper ballots are received from custodians for accounts not using the Proxy Edge service.

Upon notification of an upcoming meeting by the Proxy Edge Tickler Report, the Proxy Coordinator sets up a file for that meeting. The file contains the Proxy Edge report listing all electronic ballots received (accounts and number of shares), any paper ballots received, one set of proxy materials (received by mail), the ISS recommendation and any other materials relevant to the meeting. A log is maintained (separately from Proxy Edge) for both electronic and paper ballots that includes meeting date, record date, number of shares Peregrine held as of record date, number of shares on ballot, mail date, and any notes. Discrepancies in shares is researched first with internal accounting and then the custodian until resolved.

3. A current list of portfolio holdings is e-mailed monthly by the Proxy Coordinator to Institutional Shareholder Services, Inc. (ISS), an on-line proxy research service used by Peregrine.

4. The Proxy Coordinator forwards the proxy file to the appropriate Portfolio Manager and sets date for the return of the proxy file, allowing enough time for the Compliance Officer's review.

5. Records on all votes, including the supporting rationale, are maintained in separate client proxy files. A central file is also maintained and includes the annual report (if received), proxy materials, ISS recommendations, Peregrine's vote and supporting rationale, and Proxy Edge confirmation of ballots received.

6. Clients are provided reports on a quarterly basis (or client's desired frequency) summarizing the proxy voting activity for these portfolios. Votes against management and votes that are inconsistent with our proxy guidelines are footnoted and explained on these reports.

7. Clients are sent updated versions of our Proxy Voting Policies and Procedures.

                                   EXHIBIT "A"
                                      3/00
                         "Routine" Management Proposals

Consistent with our general philosophy of supporting management, we vote in support of management on the following "routine" management proposals:

1.   Election of directors and other officers of the corporation.

2.   Appointment of auditors.

3. Amending the By-laws to conform with modern business practices or to comply with applicable laws.

4.   Elimination of preemptive rights.

5.   Indemnification of officers, directors, employees and agents.

6.   Increasing the number of shares outstanding for ordinary business purposes.

7.   Declaring stock splits and stock dividends.

8. Authorizing a new class or series of securities for ordinary business purposes.

9.   Changing or fixing the number of directors.

10. Amending and restating the Articles of Incorporation (for simplification or modernization).

11.  Changing the date and/or location of annual meetings.

12. Employment contracts between the company and its executives and remuneration for directors.

13.  Automatic dividend reinvestment plans.

14.  Changing the company name (without a re-organization).

15. Qualified and non-qualified stock option plans for employees and/or directors.

16.  Thrift and saving plans.

17. Retirement plans, pension plans, profit sharing plans and employee stock ownership plans, creation of and amendments thereto.

                                   EXHIBIT "B"
                                      3/00
                            "Anti-takeover" Proposals

Although we generally support management proposals, management initiatives that limit the price appreciation potential or the marketability of a stock may not be in the best interests of the shareholders. In these cases, our responsibility to vote the proxy in the best financial interests of the shareholders overrides our general desire to support management. The following management proposals are voted against when deemed to provide such a conflict:

1. Board classification without cumulative voting. Restricts the interest of minority shareholders.

2. Elimination of shareholder action by written consent. Restricts the shareholder in asserting rights to participate in control of the company.

3. Blank check preferred stock. Has the potential for diluting shareholder control.

4. Restricting removal of directors for cause only and only by a supermajority vote.

5.    Fair-price proposals combined with supermajority rules.

6.    Multiple anti-takeover proposals.

7. Poison Pill proposal. Any action that is designed to reduce the value of a company to a potential acquirer such as the right to purchase shares of the acquirer at a discount, a sale of assets of a subsidiary to a third party in the event of an acquisition, immediate vesting of all pension rights, continuation of salaries for all employees with a certain number of years of tenure, etc.

8. Golden parachutes. These include continuation of employee contracts with top executives, payment of a certain multiple of annual compensation, immediate vesting of all incentive, stock, and merit programs, etc.

9. Excessive requests for additional shares (generally, current authorized shares plus requested shares in excess of four times the combination of outstanding shares and shares reserved for option programs) with no specific purpose.

                                   EXHIBIT "C"
                                      3/00
                              Shareholder Proposals

Consistent with our policy of supporting management, we generally vote against shareholder proposals opposed by management. Exceptions to this guideline must be considered to be in the best financial interests of the shareholder.

                                   EXHIBIT "D"
                                      3/00
                 "Non-Routine" Non-Salary Compensation Proposals

Although we generally support management proposals, management initiatives that result in "giveaways" of equity ownership, that may prove highly dilutive to existing shareholders, or that materially reduce the shareholder's role in controlling non-salary compensation may not be in the best interests of shareholders. In these cases, our responsibility to vote the proxy in the best financial interests of the shareholders overrides our general desire to support management. The following management proposals for non-salary compensation plans are voted against when deemed to provide such a conflict:

1. Plans which provide for exercise prices below 85% of market value at time of grant.

2. Plans which result in total dilution potential of over 10% (2% per year) for companies with moderate growth prospects and over 25% (5% per year) for companies with rapid growth prospects (20% or better annual growth).

3. Plans that would (or delegate to the Board the authority to) reprice or replace underwater options.

4. Plans which give the Board the authority to establish exercise prices without preset limits.

5. Plans which provide for a laundry list of vehicles for grants including stock appreciation rights, restricted stock awards, and outright awards of stock and/or delegate broad authority to the Board to determine the size, nature, and conditions of the awards.

6.    Combinations of the initiatives above.

                       SOUTHEASTERN ASSET MANAGEMENT, INC.
                             LONGLEAF PARTNERS FUNDS

                      PROXY VOTING POLICIES AND PROCEDURES

                                  INTRODUCTION

As an investment adviser registered with the Securities and Exchange Commission under Section 203 of the Investment Advisers Act of 1940 (the "Advisers Act"), Southeastern Asset Management, Inc. ("Southeastern") must adopt and implement written policies and procedures that are reasonably designed to ensure that Southeastern votes client securities in the best interest of clients. The proxy voting policies and procedures set forth herein (the "Proxy Policy") are an update to policies and procedures followed by Southeastern for many years and have been revised to comply with the terms of Rule 206(4)-6 under the Advisers Act. The Proxy Policy sets forth the general principles to be applied in voting proxies of companies held in client portfolios, and is intended for distribution to all clients for informational and disclosure purposes.

In addition, Southeastern has been granted discretionary authority to manage the assets of the separate series of Longleaf Partners Funds Trust ("Longleaf"), an open-end management investment company registered with the SEC under the Investment Company Act of 1940 (the "40 Act"). Pursuant to its discretionary authority to manage Longleaf's assets, and under the supervision of the Longleaf Boards of Trustees, Southeastern votes proxies of companies held in Longleaf's portfolios. Effective August 1, 2003, the Boards of Trustees of Longleaf's three series have authorized Southeastern to vote securities in the Longleaf Partners Funds according to this updated Proxy Policy, and instructed Southeastern as Administrator of the Funds to implement for Longleaf the procedures necessary to comply with proxy rules applicable to investment companies under the 40 Act. Accordingly, Southeastern will make disclosure of Longleaf's proxy voting record on Form N-PX, when and as required by Investment Company Act Rule 30b1-4, and will disclose in Longleaf's public filings information regarding the proxy policies applicable to Longleaf, as required by Items 13(f), 22(b)7, and 22(c)5 of Form N-1A.

                                       I.

                      INFORMATION AVAILABLE TO CLIENTS AND
                              LONGLEAF SHAREHOLDERS

In order to comply with Adviser's Act Rule 206(4)-6(c), Southeastern will describe these proxy voting policies and procedures in Part II of its Form ADV, an updated copy of which will be provided to all existing private account clients and all new clients prior to their conducting business with Southeastern. Upon request, Southeastern will provide any private account client with a copy of these proxy voting policies and procedures as well as complete information on how Southeastern voted proxies of companies in the client's portfolio.

Beginning on September 15, 2003, shareholders of the Longleaf Partners Funds may find a description of this Proxy Policy in the Funds' Statement of Additional Information (SAI). The SAI may be obtained free of charge from the Funds' website, www.longleafpartners.com, by calling (800) 445-9469 or on the Securities and Exchange Commission website, www.sec.gov . Beginning August 31, 2004, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Funds' website, www.longleafpartners.com , by calling (800) 445-9469, or on the Funds' Form N-PX available on the Securities and Exchange Commission website, www.sec.gov.

                                       II.

              STATEMENT OF GENERAL POLICIES AFFECTING PROXY VOTING

PROPOSAL MUST BENEFIT SHAREHOLDERS. One of the principles used by Southeastern in selecting stocks for investment is the presence of shareholder-oriented management. This is defined as management which takes actions and supports policies designed to increase the value of the company's shares and thereby enhance shareholder wealth. As a result, all proposals submitted for shareholder approval are analyzed in light of their long-term benefit to current shareholders.

MANAGEMENT MUST BE RESPONSIVE. Southeastern's portfolio management group is active in meeting with top management of portfolio companies and in discussing its views on policies or actions which could enhance shareholder value. To facilitate such discussions, Southeastern may convert a Schedule 13G filing (which is used by passive institutional investors) to a Schedule 13D filing in order to be more active in encouraging management of a company to take particular steps which could further enhance shareholder value. Whether management of a company will consider reasonable shareholder suggestions is a factor to be taken into consideration in proxy voting.

GENERAL POLICIES WITH RESPECT TO ROUTINE PROPOSALS. Under the statutes of its state of incorporation, a company usually must hold meetings of shareholders annually for the purpose of electing or re-electing directors. In addition, the Securities and Exchange Commission requires that publicly held corporations ratify the selection of the independent auditing firm each year if an annual meeting of shareholders is being held. In many situations, these two matters are the only matters submitted to shareholders for a vote at the company's Annual Meeting of Shareholders and are therefore viewed by the investment community as being routine in nature. Southeastern's general policy is to support the Board's recommendations to vote in favor of these annually recurring matters, particularly where the Board has a record of supporting shareholder rights and is otherwise shareholder oriented.

Exceptions to General Policy. In some circumstances, Southeastern may oppose the routine re-election of a Board of Directors. As a technical matter, a shareholder opposed to re-election must express such opposition by voting the proxy for purposes of establishing the presence of a quorum, but "withholding" the vote for a particular director or the entire slate of directors. Using this procedure, Southeastern may withhold the vote for re-election of the Board in circumstances such as the following:

      - A Board of Directors may have adopted policies or taken actions during the prior year which are within its discretionary authority and, as such, are not matters which must be submitted to shareholders for approval. If such policies or actions have the effect of limiting or diminishing shareholder value, Southeastern may voice its opposition to the Board's positions by withholding the votes for re-election of the Board.

      - There may be situations where top management of a company, after having discussions with Southeastern's portfolio management group and perhaps with other institutional shareholders, may have failed or refused to adopt policies or take actions which would enhance shareholder value. Depending on the circumstances, Southeastern may also exercise its proxy voting authority by withholding an affirmative vote for re-election of the Board.

GENERAL POLICIES WITH RESPECT TO SPECIAL MANAGEMENT PROPOSALS. In addition to election or re-election of directors and ratification of the selection of auditors, there may be additional, specific management proposals submitted to shareholders for approval. Southeastern's general policy is to vote in favor of specific or non-recurring proposals submitted where such proposals are reasonable and appear to be in the best interest of shareholders.

Exceptions to General Policy. There may be situations where a Board of Directors has submitted to shareholders for approval various amendments to the corporate charter or other specific proposals which have the effect of restricting shareholder rights or otherwise diminishing shareholder value. Southeastern may decide to oppose these specific proposals and, as an integral part of such opposition, may also oppose the re-election of the Board of Directors. In the alternative, Southeastern may vote against the special proposals but may vote in favor of re-election of the Board where the Board is otherwise shareholder-oriented and the special proposals do not materially harm shareholder rights.

GENERAL POLICIES WITH RESPECT TO SHAREHOLDER PROPOSALS. There may be situations when a company's proxy statement contains minority shareholder proposals, which might include eliminating staggered terms for members of boards of directors, eliminating other anti-takeover defenses, adopting cumulative voting rights, or establishing operating rules or policies which are of primary interest to special interest groups. Southeastern votes these proposals on a case-by case basis. There may also be proposals which attempt to further the political or social views of its proponents. Southeastern's primary objective in voting proxies is to support corporate operating policies which provide the maximum financial benefit to shareholders. Because Southeastern votes on behalf of numerous clients with varying viewpoints, Southeastern is not in a position to advance the social or political aims of others. In Southeastern's opinion, if a company's management has demonstrated that it is shareholder-oriented by adopting operating policies and procedures which are beneficial to shareholders, Southeastern may oppose minority shareholder proposals, particularly when the adoption of such proposals could inhibit normal operations or might be disruptive. Southeastern believes that supporting shareholder-oriented management in this manner is acting in the best interest of all Southeastern's clients.

                                      III.

             DISCUSSION OF SPECIFIC CORPORATE POLICIES AND PROPOSALS

The determination as to whether a particular policy or shareholder proposal is likely to enhance or diminish shareholder wealth may be relatively clear or, in the alternative, could be subjective. Below is a list of specific issues which may be presented for a vote and how Southeastern is likely to treat such matters. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Southeastern does not vote in strict adherence to the guidelines set forth below. In addition, the discussion is not exhaustive and does not include all potential voting issues. To the extent issues are not covered by this Proxy Policy, or in situations where Southeastern does not vote as described below, Southeastern will be governed by what it considers to be in the best interests of its clients.

      -     "One share, one vote."

Explanation. Southeastern believes that good corporate governance usually requires that all shareholders have an equal voice in electing a Board of Directors and in voting on other proposals submitted to shareholders. Southeastern generally would oppose proposals to create separate classes of shares with disproportionate voting rights which may be designed primarily to empower shareholders affiliated with existing management at the expense of non-management affiliated shareholders. Recognizing that certain corporate finance proposals may require that new shareholders receive stronger voting rights or more beneficial conversion rights in consideration for the price per share of a new offering, Southeastern would give consideration to supporting reasonable disproportionate voting or conversion rights in situations where the proposal would raise necessary capital without undue dilution of the voting or ownership rights of existing shareholders.

      -     Reasonable Stock Option Plans and Reasonable Cash Incentives.

Explanation. Southeastern believes that management of a portfolio company will tend to make decisions and support policies which enhance shareholder wealth if management is a significant owner of the company. In addition, management will tend to be shareholder oriented if a primary method of ongoing management compensation is through the granting of options for the purchase of additional shares rather than through the award of substantial cash bonuses. Recognizing that compensation derived solely from stock options could be dilutive over time, Southeastern believes that there should be an appropriate balance between stock option grants and cash compensation, and that both should be related to the achievement of overall corporate profitability. Southeastern will therefore favor the adoption or continuation of reasonable, non super-dilutive stock option plans and will support the election of directors who couple granting of stock options and annual cash compensation with improved corporate profitability.

      -     Super-dilutive Stock Option Plans.

Explanation. Stock option plans with excessively large authorizations to issue additional shares at the discretion of the Board of Directors can be harmful to existing shareholders in two respects. First, such plans may be used to increase the ownership position of current management on terms and conditions not available to non-management affiliated minority shareholders; second, such plans may be used to ward off a hostile takeover by issuing additional shares to current management on a basis which is more favorable than is available to other shareholders. The appropriate number of unissued shares allocated to a stock option plan as a percentage of outstanding shares may vary and can be discretionary, depending on the circumstances. Southeastern generally will oppose the adoption of stock option plans providing for unusually large share authorizations which appear to exceed the needs for reasonable executive compensation.

      -     Reasonable Employment Contracts and "Golden Parachutes."

Explanation. To retain effective top management teams, a company needs to provide protection against the fear of preemptory dismissal should a hostile takeover attempt be successful. Although Southeastern generally opposes structural anti-takeover measurers, it will support a Board of Directors which enters into employment contracts for limited, rolling time periods (such as 3 years), and provides reasonable "parachutes" or termination compensation for an effective top management group.

      -     Share Repurchase Programs.

Explanation. During periods when a portfolio company's shares are materially underpriced, the best allocation of capital may be the repurchase of shares rather than expansion of the company's businesses or an increase in corporate dividends. Shrinkage of the company's common capitalization can have the effect of substantially increasing shareholder wealth for those shareholders able to continue their investment. Southeastern will accordingly support Boards of Directors entering into share repurchase programs during periods when common shares are materially underpriced.

      -     Cumulative Voting and Pre-emptive Rights.

Explanation. Cumulative voting enables minority shareholders, including an investment adviser casting votes for its clients, to aggregate the number of votes available for all directors and assign these votes to a single director. Thus, some minority shareholders might own sufficient shares to be able to elect a designated representative to the Board, and thereby achieve a larger voice in the corporate management process. The presence of pre-emptive rights preserves a right of first refusal for existing shareholders to acquire newly issued shares on the same terms as the shares might be offered to a majority or control group, thereby enabling minority shareholders to maintain the same pro-rata percentage of voting control.

The charters of most corporations formed in recent years do not contain provisions for cumulative voting or pre-emptive rights. Because these provisions protect the rights of minority shareholders, Southeastern would usually oppose a proposal for elimination of such rights in situations where they presently exist.

      -     "Blank Check" Preference Stock.

Explanation. "Blank Check" preference stock allows a Board of Directors, without subsequent shareholder approval, to issue unlimited series of preference stock under terms and conditions determined wholly by the Board. Such terms and conditions may include preferential voting rights, dividends, and conversion rights which could be substantially dilutive for common shareholders. Such preference shares could also be issued by the Board to support questionable corporate financing proposals or as an anti-takeover measure. Because of the potential for dilution of common shareholders, Southeastern will generally oppose the adoption of "blank check" preference stock provisions.

      -     "Greenmail" Share Repurchases.

Explanation. Unlike normal share repurchase programs which are implemented when a company's shares are materially underpriced, "greenmail" repurchases of outstanding shares are usually made at inflated share prices for the purpose of eliminating a potential acquirer. As a result, such "greenmail" payments usually have both the immediate and long-term effect of limiting rather than enhancing shareholder value and may interfere with natural market forces. Southeastern will generally oppose the re-election of Boards of Directors which engage in "greenmail" repurchases in circumstances which would not enhance long-term shareholder value.

      -     Structural Anti-takeover Defenses.

Explanation. In most situations, the adoption of anti-takeover defenses which become part of the corporation's organizational structure have the effect of limiting natural market forces on the trading price of a company's stock. Such structural or permanent provisions include the following: staggered terms for the Board of Directors, under which Board terms run for more than one year and less than all directors are elected each year; supermajority shareholder approval for merger or acquisition proposals not approved by the Board of Directors; and adoption of "poison pills" designed to damage the capital structure of either the acquiring or the acquired corporation in a non Board approved merger or takeover.

Southeastern generally will oppose the adoption of these types of structural anti-takeover defenses, and would generally favor their removal in corporate charters where they presently exist. There may be exceptions to this policy, however, if management has demonstrated that it pursues policies to create shareholder value and is otherwise shareholder-oriented.

      -     Right to Call Meetings

Explanation. Southeastern generally opposes proposals seeking to limit the ability of shareholders to call special meetings and vote on issues outside of the company's annual meeting. Limiting the forum in which shareholders are able to vote on proposals could adversely affect shareholder value.

      -     Mergers, Acquisitions, Reorganizations, and other Transactions

Explanation. Shareholders may be faced with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, that may require shareholder consent. Voting on such proposals involves considerations unique to each transaction, so Southeastern votes such matters on a case-by-case basis.

                                       IV.

                     SOUTHEASTERN'S PROXY VOTING PROCEDURES

MONITORING FOR PROXIES AND CORPORATE ACTIONS. Southeastern has implemented procedures designed to ensure that it receives the proxies and corporate actions for which it is responsible, and that these proxies and corporate actions are reconciled with the reported holdings of its clients as of the record date for voting, and then voted prior to applicable deadlines.

Regarding proxies, Southeastern has hired a third-party service provider to assist in monitoring for record and meeting dates of the holdings in Southeastern's client portfolios. On a regular basis, Southeastern sends an updated "holdings" file to this administrator, which has undertaken to notify Southeastern of all record and meeting dates for these holdings. In addition, Southeastern maintains its own list of record and meeting dates for client holdings, as a back-up and "check" on this service provider. Upon notification of record and meeting dates, Southeastern's Proxy Coordinator identifies all clients who hold the security as of the record date, and the number of shares held. It is the Proxy Coordinator's job to ensure that voting decisions are made with respect to each client account and that such decisions are transmitted prior to applicable deadlines. Southeastern uses a proxy voting service to assist with implementation of Southeastern's voting decisions for each of its client accounts.

It should be noted that if Southeastern or its clients enter into a securities lending arrangement with respect to securities in a client's portfolio, Southeastern may not be able to vote proxies on those particular shares. In addition, with respect to foreign holdings, record and meeting dates may be announced with very little time to respond. In such circumstances, Southeastern makes its best effort to respond in a timely manner. In some foreign markets, shareholders who vote proxies are not able to trade in the company's stock within a given period of time surrounding the meeting date. Southeastern coordinates voting such proxies with its trading activity, and in some cases may not vote such proxies where doing so would impair its trading flexibility. In summary, Southeastern may refrain from voting in situations where the cost of voting exceeds the expected benefit.

Regarding corporate transactions, information is available from a number of sources. Information usually comes first to the Southeastern portfolio management group and specifically to the particular co-manager or analyst primarily responsible for the portfolio holding. This information generally comes through press releases reported on electronic media services or in financial media such as The Wall Street Journal. In addition, Southeastern personnel routinely monitor news and events relating to portfolio holdings of clients, and accordingly learn of corporate actions which may require a response. Similarly, custodian banks receiving notification of corporate actions from issuers in turn notify Southeastern. Not all corporate actions require a response (such as dividend payments or stock splits), but corporate actions which do require a response are handled in the same manner proxies are handled.

DECISIONS ON PROXY VOTING. Proxy Statements issued by portfolio companies are reviewed by the investment analyst assigned responsibility for the particular portfolio company. Proxies are voted in accordance with the general policies as described in Part II above. Any internal recommendation to consider voting in a manner contrary to the recommendations of the company's Board of Directors is presented to Southeastern's CEO or President for final decision before implementation. In addition, a conflict of interest review is performed with respect to each vote (see "Conflicts of Interest" below).

ATTENDANCE AT SHAREHOLDERS' MEETINGS. A representative of Southeastern may attend shareholders meetings where there are special or unusual issues to be presented to shareholders. If Southeastern has determined to oppose management's position, the representative may vote the shares of its clients in person rather than using the normal proxy voting procedures to return proxies to management.

CONFLICTS OF INTEREST. Occasions may arise where Southeastern or one of its personnel could have a conflict of interest with respect to a particular proxy vote. For example, there may be occasions where Southeastern has invested client assets in a company for which

Southeastern also provides investment management services, or one of Southeastern's clients may have a material interest in the outcome of a vote. It is also possible that Southeastern's personnel may have a personal conflict of interest with respect to a vote, such as familial relationship with company management.

Southeastern considers potential conflicts of interest with respect to each voting decision. Any individual participating in a voting decision who has a personal conflict of interest shall disclose that conflict to the Proxy Coordinator and the Proxy Conflict Committee for review, and shall otherwise remove himself or herself from the proxy voting process. In addition, personnel involved in voting decisions must consider any Southeastern conflict of interest and report such conflicts to the Proxy Coordinator and the Proxy Conflict Committee, which also separately considers conflicts of interest which may be applicable to a vote. Before the Proxy Coordinator can submit voting decisions for execution, a representative of the portfolio management team and two representatives of the Proxy Conflict Committee must initial Southeastern's internal proxy form indicating that they are not aware of a conflict of interest.

In cases where a conflict of interest has been identified, Southeastern's Proxy Conflict Committee will prepare a report prior to execution of a voting decision which contains the following:

      -     the nature of the conflict;

      -     an evaluation of the materiality of the conflict; and

      - if the conflict is material, the procedures used to address the conflict.

Three out of four members of the Proxy Conflict Committee must approve the report. Such reports will be kept pursuant to the policies set forth under "Record Retention" below.

If a conflict is material, Southeastern will attempt to disclose the conflict to affected clients, including private account clients and/or the Longleaf Partners Funds' Boards of Trustees, and either obtain consent to vote on a given voting occasion or vote in accordance with instructions from the client and/or Longleaf Board of Trustees. Where consent has been given for Southeastern to vote, it will treat a proxy vote as it would any other and vote according to the principles stated herein, with the governing principle being what is in the best interest of the company's shareholders. If Southeastern is not able to reach affected clients in time to obtain consent, or obtaining consent is not otherwise feasible, Southeastern may vote in accord with guidance provided by a proxy service provider independent of Southeastern.

In evaluating the materiality of a conflict, Southeastern will consider a number of factors, including:

      - whether Southeastern has been solicited by the person or entity creating the conflict;

      - whether the size of Southeastern's business relationship with the source of the conflict is material in light of Southeastern's total business;

      - whether Southeastern's voting power or voting decision is material from the perspective of the source of the conflict;

      - other factors which indicate Southeastern's voting decision has not been impaired or tainted by the conflict.

If Southeastern concludes that the conflict is not material, the conflict of interest report will state the basis for this determination, and Southeastern will vote in the manner it deems in its clients' best interest.

RECORD RETENTION. As required by Adviser's Act Rule 204-2(c)(2), Southeastern maintains with respect to its clients:

      -     copies of its proxy policies and procedures;

      - copies of proxy statements received regarding client securities (Southeastern will either keep a copy, rely on a copy obtained from the SEC's EDGAR system, or will hire a third-party service provider to retain copies and provide them promptly upon request);

      - a record of each vote cast on behalf of a client (Southeastern will either retain this record itself or hire a third-party service provider to make and retain such records and provide them promptly upon request);

      - copies of documents created by Southeastern that are material to a voting decision or that memorialize the basis for the decision (including conflict of interest reports);

      - copies of each written client request for information on how Southeastern voted on behalf of a client, and a copy of Southeastern's written response to any written or oral client request for information on how Southeastern voted its proxy.

ADOPTED AUGUST 1, 2003

                                                                             STW

                               PROXY VOTING POLICY

STW manages only investment-grade fixed income securities, and is rarely required to vote proxies on behalf of its client bondholders. In such cases, STW votes for or against the proposition with the best interest of the affected client-bondholder being the sole consideration.

RESPONSIBLE PARTY AND THE PROXY VOTING PROCESS

After receiving a proxy, STW will obtain information relevant to voting the proxy. STW will evaluate each proxy and vote in a way that is in the best interest of the client. STW will also, prior to voting a proxy, identify any material conflicts that might exist with respect to a given proxy. If material conflicts are identified, they will be handled in the manner described below.

MATERIAL CONFLICTS OF INTEREST

If any material conflicts are identified, STW will determine how such conflicts should be addressed and resolved and will fully disclose the conflict to the affected client before voting the proxy. If a material conflict of interest cannot be resolved and the client does not wish to independently vote or direct the vote of such proxy, STW will discuss utilizing an independent third party to vote the proxy in the client's best interest.

RECORD KEEPING

STW will maintain all books and records required under Rule 204-2 of the Advisers Act relating to the proxy voting process.

                T. ROWE PRICE PROXY VOTING - PROCESS AND POLICIES

On behalf of its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and for which it serves as investment adviser.

Proxy Administration
The T. Rowe Price Proxy Committee develops positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties, such as Institutional Shareholder Services (ISS) and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the chairperson of each fund's Investment Advisory Committee is responsible for deciding and voting on the proxy proposals of companies in his or her fund. Because fund portfolio managers may have differences of opinion on portfolio companies and their proxies, or because their funds may have different investment objectives, these factors, among others, may lead to different votes between funds on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee and the funds' Boards of Directors or Trustees review T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained ISS, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines -- many of which are consistent with ISS positions -- T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations
T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of fund shareholders. Practicalities involved with international investing may make it impossible or disadvantageous to vote proxies in every instance. For example, portfolio managers might refrain from voting if they or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations
When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies
Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors
T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence. T. Rowe Price also withholds votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

Executive Compensation
The goal of T. Rowe Price is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While it evaluates most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what it views as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. T. Rowe Price bases its review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. T. Rowe Price generally opposes plans that give a company the ability to reprice options or to grant options at below market prices.

Anti-Takeover, Capital Structure, and Corporate Governance Issues
T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues
T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest
The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that the potential for conflicts of interest is relatively low due to the client-focused nature of our investment management business. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

                         TUKMAN CAPITAL MANAGEMENT INC.

                        PROXY AND CORPORATE ACTION VOTING
                             POLICIES AND PROCEDURES

I.    POLICY

Tukman Capital Management, Inc. ("TCM") acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end investment companies ("mutual funds"). TCM will vote all proxies unless a client (including a "named fiduciary" under ERISA) either reserves the right to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, or the client (or its custodian) otherwise directs proxy materials and corporate actions to the client or a party other than TCM. TCM will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these Proxy and Corporate Action Voting Policies and Procedures ("Policies and Procedures"). Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for clients, TCM's utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). TCM will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client's account.

II.   PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by TCM to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.  PROCEDURES

Melvin Tukman and Daniel Grossman, TCM's Compliance Officers, are ultimately responsible for ensuring that all proxies received by TCM are voted in a timely manner and in a manner consistent with each client's best interests.

TCM currently utilizes the services of a third-party proxy voting service, Investor Responsibility Research Center ("Service"), to assist in the development of TCM's proxy voting guidelines (see attached Appendix A for our current proxy voting guidelines, "Guidelines") and to assist in the voting of proxies according to these Guidelines. The Service reviews proxies and prepares a recommended vote based on the Guidelines. Scott Rosen, TCM's Chief Financial Officer, or one of the Compliance Officers (collectively, the "Reviewers") reviews the Service's recommended vote and makes a final voting decision, which is then forwarded to the Service for actual voting of the proxies.

At least annually, the Reviewers, will review the Guidelines and any research received from the Service, and TCM may revise its Guidelines at that time.

Although many proxy proposals can be voted in accordance with our Guidelines, we recognize that some proposals require special consideration and, as noted on our Guidelines, TCM will make a decision on a case-by-case basis in these situations. Where such a case-by-case determination is required, the Service will forward these ballot questions to the Compliance Officers who may consult with other TCM personnel to determine the appropriate action on the matter.

The Service generally reviews TCM's proxy voting process by collecting the proxy voting materials, reconciling share discrepancies, tracking missing proxies and providing reporting services.

Unless a client has instructed TCM otherwise, the Compliance Officers are also responsible for ensuring that all corporate action notices or requests which require shareholder action and which are received by TCM are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

      A. Conflicts of Interest

One or more of the Reviewers will review the proxy proposal for conflicts of interest as part of the overall vote review process. A conflict of interest may exist, for example, if TCM has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote. Any Reviewer with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular proxy proposal shall disclose that conflict to the other Reviewers and remove himself or herself from the proxy voting process.

If it is determined that a proxy proposal raises a material conflict between TCM's interests and a client's interest, including a mutual fund client, TCM will resolve such a conflict in the manner described below:

            1. Vote in Accordance with the Guidelines. To the extent that TCM has specific Guidelines with respect to the proposal in question, TCM shall vote in accordance with the Guidelines.

            2. Use an Independent Third Party. To the extent that TCM does not have specific Guidelines with respect to the proposal in question, TCM will vote in accordance with the recommendations of the Service or, if no recommendation was issued by the Service, of Institutional Shareholder Services, Inc. ("ISS"), also an independent third party. Where such independent third party's recommendations are received on a timely basis, TCM will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, or if the Service or ISS does not issue recommendations on the vote, TCM will abstain from voting the securities held by that client's account.

      B. Limitations

In certain circumstances, in accordance with a client's investment advisory agreement (or other written directive) or where TCM has determined that it is in the client's best interest, TCM will not vote proxies received. The following are certain circumstances where TCM will limit its role in voting proxies:

            1. Client Maintains Proxy Voting Authority: Where a client specifies in writing that it will maintain the authority to vote proxies itself, it has delegated the right to vote proxies to a third party, or the client's custodian directs proxies to the client or another party, TCM will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by TCM, it will promptly be forwarded to the client or specified third party.

            2. Terminated Account: Once a client account has been terminated with TCM in accordance with its investment advisory agreement, TCM will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

            3. Limited Value: If TCM determines that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, TCM may abstain from voting a client's proxies. TCM also will not vote proxies received for securities which are no longer held by the client's account.

            4. Securities Lending Programs: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where TCM determines that a proxy vote (or other shareholder action) is materially important to the client's account, TCM may recall the security for purposes of voting.

            5. Unjustifiable Costs: In certain circumstances, after performing a cost-benefit analysis, TCM may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits to the client of voting on the proxy proposal.

IV.   RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, TCM will maintain for the time periods set forth in the Rule: (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that TCM may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by TCM that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

TCM will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how TCM voted proxies with respect to the clients' portfolio securities. Clients may obtain information on how their securities were voted or a copy of TCM's Policies and Procedures by written request addressed to TCM. TCM will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

                                   Appendix A

                         Tukman Capital Management, Inc.
                         Proxy Voting Guidelines - 2005

ELECTION OF DIRECTORS (1000)
   WITHHOLD votes from ANY non-independent nominee (excluding the CEO) IF employees or affiliated directors comprise more that 50% of the board (based on relevant stock exchange definition of independence).
   WITHHOLD votes from ANY non-independent nominee on the audit committee IF 25% or more of directors serving on that committee are not independent.
   WITHHOLD votes from ANY non-independent nominee on the compensation committee IF 25% or more of directors serving on that committee are not independent. WITHHOLD votes from ANY non-independent nominee on the nominating committee IF 25% or more of directors serving on the committee are not independent. WITHHOLD votes from ANY nominee who attended less than 75% of the board and committee meetings that they were scheduled to attend during the previous fiscal year.

ELECT CONTESTED NOMINEE (1001) CASE BY CASE

ELECT SUBSIDIARY DIRECTOR(S) (1004) CASE BY CASE

RATIFY SELECTION OF AUDITORS (1010)
   Vote AGAINST IF the fees paid by the company for non-audit services in the prior fiscal year exceed 50% of the aggregate fees paid to the company's outside auditor.

APPROVE NAME CHANGE (1020)
   Vote FOR this proposal.

APPROVE OTHER BUSINESS (1030)
   Vote FOR this proposal.

ADJOURN MEETING (1035)
   Vote FOR this proposal.

APPROVE TECHNICAL AMENDMENTS (1040)
   Vote FOR this proposal.

APPROVE FINANCIAL STATEMENTS (1050)
   Vote FOR this proposal.

INCREASE AUTHORIZED COMMON STOCK (1100)
   Vote FOR this proposal.

DECREASE AUTHORIZED COMMON STOCK (1101)
   Vote FOR this proposal.

AMEND AUTHORIZED COMMON STOCK (1102)
   Vote FOR this proposal.

APPROVE COMMON STOCK ISSUANCE (1103)
   Vote FOR this proposal.

APPROVE WARRANTS EXERCISABLE FOR COMMON STOCK (1104)
   Vote FOR this proposal.

AUTHORIZE PREFERRED STOCK (1110)
   Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares (known as blank check preferred stock).

INCREASE AUTHORIZED PREFERRED STOCK (1111)
   Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares (known as blank check preferred stock).

DECREASE AUTHORIZED PREFERRED STOCK (1112)
   Vote FOR this proposal.

CANCEL SERIES OF PREFERRED STOCK (1113)
   Vote FOR this proposal.

AMEND AUTHORIZED PREFERRED STOCK (1114)
   Vote AGAINST IF the amendment would have the effect of increasing the voting rights for this stock.

APPROVE ISSUANCE/CONVERSION OF PREFERRED STOCK (1115)
   Vote AGAINST IF the shares have voting rights superior to those of other shares.

ELIMINATE PREEMPTIVE RIGHTS (1120) CASE BY CASE

RESTORE PREEMPTIVE RIGHTS (1121)
   Vote FOR this proposal.

AUTHORIZE DUAL CLASS COMMON STOCK (1130)
   Vote AGAINST IF the shares have inferior or superior voting rights.

ELIMINATE DUAL CLASS COMMON STOCK (1131)
   Vote FOR this proposal.

AMEND DUAL CLASS COMMON STOCK (1132)
   Vote FOR this proposal.

INCREASE AUTHORIZED DUAL CLASS COMMON STOCK (1133)
   Vote AGAINST IF it will allow the company to issue additional shares with superior voting rights.

APPROVE SHARE REPURCHASE (1140)
   Vote FOR this proposal.

APPROVE STOCK SPLIT (1150)
   Vote FOR this proposal.

APPROVE REVERSE STOCK SPLIT (1151)
   Vote FOR this proposal.

APPROVE MERGER/ACQUISITIONS (1200)
   Vote FOR this proposal.

APPROVE RE-CAPITALIZATION (1209)
   Vote FOR this proposal.

APPROVE RESTRUCTURING (1210)
   Vote FOR this proposal.

APPROVE BANKRUPTCY RESTRUCTURING (1211)
   Vote FOR this proposal.

APPROVE LIQUIDATION (1212)
   Vote FOR this proposal.

APPROVE RE-INCORPORATION (1220)
   Vote FOR this proposal.

APPROVE LEVERAGED BUYOUT (1230)
   Vote FOR this proposal.

APPROVE SPIN-OFF (1240)
   Vote FOR this proposal.

APPROVE SALE OF ASSETS (1250)
   Vote FOR this proposal.

ELIMINATE CUMULATIVE VOTING (1300)
   Vote FOR this proposal.

ADOPT CUMULATIVE VOTING (1301)
   Vote AGAINST this proposal.

ADOPT DIRECTOR LIABILITY PROVISION (1310)
   Vote FOR this proposal.

AMEND DIRECTOR LIABILITY PROVISION (1311)
   Vote FOR this proposal.

ADOPT INDEMNIFICATION PROVISION (1320)
   Vote FOR this proposal.

AMEND INDEMNIFICATION PROVISION (1321)
   Vote FOR this proposal.

APPROVE BOARD SIZE (1332)
   Vote FOR this proposal.

NO SHAREHOLDER APPROVAL TO FILL VACANCY (1340)
   Vote AGAINST this proposal.

GIVE BOARD AUTHORITY TO SET BOARD SIZE (1341)
   Vote AGAINST this proposal.

REMOVAL OF DIRECTORS (1342)
   Vote FOR this proposal.

APPROVE NON-TECHNICAL CHARTER AMENDMENTS (1350)
   Vote AGAINST IF the amendments reduce shareholders' rights.

APPROVE NON-TECHNICAL BYLAW AMENDMENTS (1351)
   Vote AGAINST IF the amendments reduce shareholders' rights.

APPROVE CLASSIFIED BOARD (1400)
  Vote AGAINST the proposal.

AMEND CLASSIFIED BOARD (1401)
  Vote AGAINST this proposal.

REPEAL CLASSIFIED BOARD (1402)
  Vote FOR this proposal.

ADOPT POISON PILL (1410)
  Vote AGAINST this proposal.

REDEEM POISON PILL (1411)
  Vote FOR this proposal.

ELIMINATE SPECIAL MEETING (1420)
  Vote AGAINST this proposal.

LIMIT SPECIAL MEETING (1421)
  Vote AGAINST this proposal.

RESTORE SPECIAL MEETING (1422)
  Vote FOR this proposal.

ELIMINATE WRITTEN CONSENT (1430)
  Vote AGAINST this proposal.

LIMIT WRITTEN CONSENT (1431)
  Vote AGAINST this proposal.

RESTORE WRITTEN CONSENT (1432)
  Vote FOR this proposal.

ADOPT SUPERMAJORITY REQUIREMENT FOR BUSINESS TRANS (1440)
  Vote AGAINST this proposal.

AMEND SUPERMAJORITY REQUIREMENT FOR BUSINESS TRANS (1443)
  Vote AGAINST IF the amendment would increase the vote required to approve the transaction.

ELIMINATE SUPERMAJORITY REQUIREMENT FOR BUSINESS TRANS (1444)
  Vote FOR this proposal.

ADOPT SUPERMAJORITY LOCK-IN (1445)
  Vote AGAINST this proposal.

AMEND SUPERMAJORITY LOCK-IN (1446)
  Vote AGAINST IF the amendment would establish a complete lock-in on all charter and bylaw provisions.

ELIMINATE SUPERMAJORITY LOCK-IN (1447)
  Vote FOR this proposal.

CONSIDER NON-FINANCIAL EFFECTS OF MERGER (1450)
  Vote FOR this proposal.

ADOPT FAIR PRICE PROVISION (1460)
  Vote FOR this proposal.

AMEND FAIR PRICE PROVISION (1461)
  Vote FOR this proposal.

REPEAL FAIR PRICE PROVISION (1462)
  Vote AGAINST this proposal.

ADOPT ANTI-GREENMAIL PROVISION (1470) CASE BY CASE

ADOPT ADVANCE NOTICE REQUIREMENT (1480)
  Vote FOR this proposal.

OPT OUT OF STATE TAKEOVER LAW (1490)
  Vote AGAINST this proposal.

OPT INTO STATE TAKEOVER LAW (1491)
  Vote FOR this proposal.

ADOPT STOCK INCENTIVE PLAN (1500)
  Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.
  Vote AGAINST IF the plan allows the company to reprice or replace underwater options without shareholder approval.
  Vote AGAINST IF the plan allows nonqualified options to be priced at less than 100% of the fair market value.
  Vote AGAINST IF the plan has an automatic share replenishment feature (evergreen plan).
  Vote AGAINST IF the plan administrator may grant reload stock options.
  Vote AGAINST IF the company's three-year average run rate exceeds the 75th percentile of its peer group.

AMEND STOCK INCENTIVE PLAN (1501)
  Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.
  Vote AGAINST IF the amendment would allow options to be priced at less than 100% fair market value.
  Vote AGAINST IF the amendment allows the plan administrator to reprice or replace underwater options.

ADD SHARES TO STOCK INCENTIVE PLAN (1502)
  Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.
  Vote AGAINST IF the plan allows the company to reprice or replace underwater options without shareholder approval.
  Vote AGAINST IF the plan allows non-qualified options to be priced at less than 100% of the fair market value. Vote AGAINST IF the plan has an automatic share replenishment feature (evergreen plan).
  Vote AGAINST IF the plan administrator may grant reload stock options.
  Vote AGAINST IF the company's three-year average run rate exceeds the 75th percentile of its peer group.

LIMIT PER-EMPLOYEE AWARDS (1503)
  Vote FOR this proposal.

EXTEND TERM OF STOCK INCENTIVE PLAN (1505)
  Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.
  Vote AGAINST IF the plan allows the company to reprice or replace underwater options without shareholder approval.
  Vote AGAINST IF the plan allows non-qualified options to be priced at less than 100% of the fair market value.
  Vote AGAINST IF the plan administrator may grant reload stock options.

  Vote AGAINST IF the company's three-year average run rate exceeds the 75th percentile of its peer group.

 ASSUME STOCK PLAN(s) (1506)
  Vote AGAINST if the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.
  Vote AGAINST IF the assumed plan(s) allows the company to reprice or replace underwater options without shareholder approval.
  Vote AGAINST IF the assumed plan(s) has an automatic share replenishment feature (evergreen plan).
  Vote AGAINST IF the plan administrator may grant reload stock options.

ADOPT DIRECTOR STOCK INCENTIVE PLAN (1510)
  Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of its peer group.
  Vote AGAINST IF the plan allows the company to reprice or replace underwater options without shareholder approval.
  Vote AGAINSTIF the plan allows non-qualified options to be priced at less than 100% of fair market value.

AMEND DIRECTOR STOCK INCENTIVE PLAN (1511)
  Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.
  Vote AGAINST IF the amendment would allow options to be priced at less that 100% fair market value.

ADD SHARES TO DIRECTOR STOCK INCENTIVE PLAN (1512)
  Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of its peer group.
  Vote AGAINST IF the plan allows the company to reprice or replace underwater options without shareholder approval.
  Vote AGAINST IF the plan allows non-qualified options to be priced at less than 100% of the fair market value.

ADOPT EMPLOYEE STOCK PURCHASE PLAN (1520)
  Vote AGAINST IF the dilution represented by this proposal is more than 5%of outstanding common stock.
  Vote AGAINST IF the minimum equity overhang of all plans is more that 5% of outstanding common stock.

AMEND EMPLOYEE STOCK PURCHASE PLAN (1521)
  Vote FOR this proposal.

ADD SHARES TO EMPLOYEE STOCK PURCHASE PLAN (1522)
  Vote AGAINST IF the dilution represented by this proposal is more than 5% outstanding common equity.
  Vote AGAINST IF this proposal if the dilution represented by the shares reserved under all stock purchase plans is more than 5% of outstanding common stock.

ADOPT STOCK AWARD PLAN (1530)
  Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

AMEND STOCK AWARD PLAN (1531)
  Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.
  Vote AGAINST IF the amendment shortens the vesting requirement or lessens the performance requirements.

ADD SHARES TO STOCK AWARD PLAN (1532)
  Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

ADOPT DIRECTOR STOCK AWARD PLAN (1540)
  Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of its peer group.

AMEND DIRECTOR STOCK AWARD PLAN (1541)
  Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.

ADD SHARES TO DIRECTOR STOCK AWARD PLAN (1542)
  Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of its peer group.

APPROVE ANNUAL BONUS PLAN (1560)
  Vote AGAINST IF the maximum per-employee payout is not disclosed. Vote AGAINST IF the performance criteria is not disclosed.

APPROVE SAVINGS PLAN (1561)
  Vote FOR this proposal.

APPROVE OPTION/STOCK AWARDS (1562)
  Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.
  Vote AGAINST IF the three-year average grant rate exceeds the 75th percentile of its peer group.
  Vote AGAINST IF the option is priced at less than 100% of the fair market value on the grant date.

ADOPT DEFERRED COMPENSATION PLAN (1563)
  Vote FOR this proposal.

APPROVE LONG-TERM BONUS PLAN (1564)
  Vote AGAINST IF the minimum equity overhang of all plans exceeds the 75th percentile of the company's peer group.
  Vote AGAINST IF the maximum per-employee payout is not disclosed.
  Vote AGAINST IF the performance criteria is not disclosed.

APPROVE EMPLOYMENT AGREEMENTS (1565)
  Vote FOR this proposal.

AMEND DEFERRED COMPENSATION PLAN (1566)
  Vote FOR this proposal.

EXCHANGE UNDERWATER OPTIONS (1570)
  Vote AGAINST this proposal. Amend Annual Bonus Plan (1581)
  Vote FOR this proposal.

RE-APPROVE OPTION/BONUS PLAN FOR OBRA (1582)
  Vote AGAINST IF the performance criteria is not disclosed.

AMEND LONG-TERM BONUS PLAN (1586)
  Vote FOR this proposal.

MISC. EXECUTIVE PAY (1900) CASE BY CASE

MISC. ANTITAKEOVER (1901) CASE BY CASE

MISC. BOARD OF DIRECTORS (1902) CASE BY CASE

MISC. RESTRUCTURING (1903) CASE BY CASE

MISC. STOCK (1904) CASE BY CASE

MISC. ROUTINE (1905) CASE BY CASE

MISC. DIRECTOR PAY (1906) CASE BY CASE

MISC. MANAGEMENT (1907) CASE BY CASE

MISC. MANAGEMENT (1908) CASE BY CASE

MISC. MANAGEMENT (1909) CASE BY CASE

SHAREHOLDER PROPOSALS

SP-SHAREHOLDER APPROVAL OF AUDITORS (2000)
  Vote AGAINST this proposal.

SP-AUDITORS MUST ATTEND ANNUAL MEETING (2001)
  Vote AGAINST this proposal.

SP-LIMIT CONSULTING BY AUDITORS (2002)
  Vote FOR this proposal.

SP-ROTATE AUDITORS (2003)
  Vote FOR this proposal.

SP-RESTORE PREEMPTIVE RIGHTS (2010)
  Vote AGAINST this proposal.

SP-STUDY SALE OR SPIN-OFF (2030)
  Vote AGAINST this proposal.

SP-ADOPT CONFIDENTIAL VOTING (2100)
  Vote FOR this proposal.

SP-COUNTING SHAREHOLDER VOTES (2101)
  Vote AGAINST this proposal.

SP-NO DISCRETIONARY VOTING (2102)
  Vote AGAINST this proposal.

SP-EQUAL ACCESS TO THE PROXY (2110)
  Vote AGAINST this proposal.

SP-MAJORITY VOTE TO ELECT DIRECTORS (2111)
  Vote AGAINST this proposal.

SP-IMPROVE MEETING REPORTS (2120)
  Vote AGAINST this proposal.

SP-CHANGE ANNUAL MEETING LOCATION (2130)
  Vote AGAINST this proposal.

SP-CHANGE ANNUAL MEETING DATE (2131)
  Vote AGAINST this proposal.

SP-BOARD INCLUSIVENESS (2201)
  Vote AGAINST proposals to include more women and members of racial minorities among director candidates.

SP-INCREASE BOARD INDEPENDENCE (2202)
  Vote FOR this proposal.

SP-DIRECTOR TENURE /RETIREMENT AGE (2203)
  Vote AGAINST this proposal.

SP-MINIMUM STOCK OWNERSHIP BY DIRECTORS (2204)
  Vote AGAINST this proposal.

SP-ALLOW UNION /EMPLOYEE REPRESENTATIVES ON THE BOARD (2205)
  Vote AGAINST this
   proposal.

SP-DIRECTORS' ROLE IN CORPORATE STRATEGY (2206)
  Vote FOR this proposal.

SP-INCREASE NOMINATING COMMITTEE INDEPENDENCE (2210)
  Vote FOR this proposal.

SP-CREATE NOMINATING COMMITTEE (2211)
  Vote FOR this proposal.

SP-CREATE SHAREHOLDER COMMITTEE (2212)
  Vote AGAINST this proposal.

SP-INDEPENDENT BOARD CHAIRMAN (2214)
  Vote AGAINST this proposal.

SP-LEAD DIRECTOR (2215)
  Vote AGAINST this proposal.

SP-ADOPT CUMULATIVE VOTING (2220)
  Vote AGAINST this proposal.

SP-REQUIRE NOMINEE STATEMENT IN THE PROXY (2230)
  Vote AGAINST this proposal.

SP-DOUBLE BOARD NOMINEES (2231)
  Vote AGAINST this proposal.

SP-DIRECTOR LIABILITY (2240)
  Vote AGAINST this proposal.

SP-REPEAL CLASSIFIED BOARD (2300)
  Vote FOR this proposal.

SP-REDEEM OR VOTE ON POISON PILL (2310)
  Vote FOR this proposal.

SP-ELIMINATE SUPERMAJORITY PROVISION (2320)
  Vote FOR this proposal.

SP-REDUCE SUPERMAJORITY PROVISIONS (2321)
  Vote FOR this proposal.

SP-REPEAL FAIR PRICE PROVISION (2324)
  Vote AGAINST this proposal.

SP-RESTORE RIGHT TO CALL A SPECIAL MEETING (2325)
  Vote FOR this proposal.

SP-RESTORE RIGHT TO ACT BY WRITTEN CONSENT (2326)
  Vote FOR this proposal.

SP-PROHIBIT TARGETED SHARE PLACEMENT (2330)
  Vote AGAINST this proposal.

SP-OPT OUT OF STATE TAKEOVER STATUTE (2341)
  Vote AGAINST this proposal.

SP-RE-INCORPORATION (2342)
  Vote AGAINST this proposal.

SP-ADOPT ANTI-GREENMAIL PROVISION (2350) CASE BY CASE

SP-RESTRICT EXECUTIVE COMPENSATION (2400)
  Vote AGAINST this proposal.

SP-DISCLOSE EXECUTIVE COMPENSATION (2401)
  Vote FOR this proposal.

SP-RESTRICT DIRECTOR COMPENSATION (2402)
  Vote AGAINST this proposal.

SP-CAP EXECUTIVE PAY (2403)
  Vote AGAINST this proposal.

SP-PAY DIRECTORS IN STOCK (2405)
  Vote AGAINST this proposal.

SP-APPROVE EXECUTIVE COMPENSATION (2406)
  Vote AGAINST this proposal.

SP-RESTRICT DIRECTOR PENSIONS (2407)
  Vote AGAINST this proposal.

SP-LINK EXECUTIVE PAY TO SOCIAL CRITERIA (2408)
  Vote AGAINST this proposal.

SP-NO REPRICING OF UNDERWATER OPTIONS (2409)
  Vote FOR this proposal.

SP-GOLDEN PARACHUTES (2414)
  Vote FOR this proposal.

SP-AWARD PERFORMANCE-BASED STOCK OPTIONS (2415)

  Vote AGAINST this proposal.

SP-EXPENSE STOCK OPTIONS (2416)

  Vote FOR this proposal.

SP-PENSION FUND SURPLUS (2417)
  Vote FOR this proposal.

SP-APPROVE EXTRA BENEFITS UNDER SERP'S (2418)
  Vote AGAINST this proposal.

SP-REQUIRE OPTION SHARES TO BE HELD (2419)
  Vote AGAINST this proposal.

SP-CREATE COMPENSATION COMMITTEE (2420)
  Vote FOR this proposal.

SP-HIRE INDEPENDENT COMPENSATION CONSULTANT (2421)
  Vote AGAINST this proposal.

SP-INCREASE COMPENSATION COMMITTEE INDEPENDENCE (2422)
  Vote FOR this proposal.

SP-INCREASE AUDIT COMMITTEE INDEPENDENCE (2500)
  Vote FOR this proposal.

SP-INCREASE KEY COMMITTEE INDEPENDENCE (2501)
  Vote FOR this proposal.

SP-MISC. BOARD RELATED (2900) CASE BY CASE

SP-MISC. EXECUTIVE PAY (2901) CASE BY CASE

SP-MISC. ANTITAKEOVER (2902) CASE BY CASE

SP-MISC. MEETING (2903) CASE BY CASE

SP-MISC. ROUTINE (2904) CASE BY CASE

SP-MISC. DIRECTOR PAY (2905) CASE BY CASE

SP-MISC. SHAREHOLDER (2906) CASE BY CASE

SP-MISC. SHAREHOLDER (2907) CASE BY CASE

SP-MISC. SHAREHOLDER (2908) CASE BY CASE

SP-MISC. SHAREHOLDER (2908) CASE BY CASE

SP-MISC. SHAREHOLDER (2909) CASE BY CASE

SOCIAL ISSUES PROPOSALS

SP-DEVELOP/REPORT ON HUMAN RIGHTS POLICY (3000)
  Vote AGAINST IF the company does not operate in countries of concern.

SP-REVIEW OPERATIONS' IMPACT ON LOCAL GROUPS (3005)
  Vote AGAINST IF the proposal calls for action beyond reporting.

SP-BURMA-LIMIT OR END OPERATIONS (3030)
  Vote AGAINST IF the company's operations are de minimus and do not involve oil or mining.

SP-BURMA-REVIEW OPERATIONS (3031)
  Vote FOR this proposal.

SP-CHINA-NO USE OF FORCED LABOR (3040)
  Vote FOR this proposal.

SP-CHINA -ADOPT CODE OF CONDUCT (3041)
  Vote AGAINST IF the company has de minimus operations involving China.

SP-REVIEW MILITARY CONTRACTING CRITERIA (3100)
  Vote AGAINST this proposal.

SP-REVIEW ECONOMIC CONVERSION (3110)
  Vote AGAINST this proposal.

SP-REVIEW SPACE WEAPONS (3120)
  Vote AGAINST this proposal.

SP-REVIEW FOREIGN MILITARY SALES (3130)
  Vote AGAINST this proposal.

SP-LIMIT OR END NUCLEAR WEAPONS PRODUCTION (3150)
  Vote AGAINST this proposal.

SP-REVIEW NUCLEAR WEAPONS PRODUCTION (3151)
  Vote FOR this proposal.

SP-REVIEW CHARITABLE GIVING POLICY (3210)
  Vote AGAINST this proposal.

SP-LIMIT OR END CHARITABLE GIVING (3215)
Vote AGAINST IF the company's giving is well-managed or the proposal would end all giving.

SP-REVIEW POLITICAL SPENDING OR LOBBYING (3220)
   Vote AGAINST this proposal.

SP-LIMIT OR END POLITICAL SPENDING (3221)
  Vote AGAINST this proposal.

SP-DISCLOSE PRIOR GOVERNMENT SERVICE (3222)
  Vote AGAINST this proposal.

SP-AFFIRM POLITICAL NONPARTISANSHIP (3224)
  Vote AGAINST this proposal.

SP-REVIEW TOBACCO MARKETING (3300)
  Vote AGAINST this proposal.

SP-SEVER LINKS WITH TOBACCO INDUSTRY (3307)
  Vote AGAINST this proposal.

SP-REVIEW OR REDUCE TOBACCO HARM TO HEALTH (3308)
  Vote AGAINST IF the proposal concerns research or changes to product ingredients.

SP-REVIEW OR PROMOTE ANIMAL WELFARE (3320)
  Vote AGAINST IF the proposal calls for an end to consumer product safety tests with animals.
  Vote AGAINST IF the proposal calls for action beyond reporting.

SP-REVIEW DRUG PRICING OR DISTRIBUTION (3340)
  Vote AGAINST this proposal.

SP-OPPOSE EMBRYO/FETAL DESTRUCTION (3350)
  Vote AGAINST this proposal.

SP-REVIEW NUCLEAR FACILITY/WASTE (3400)
  Vote AGAINST IF the proposal asks for action beyond reporting.

SP-REVIEW ENERGY EFFICIENCY & RENEWABLE (3410)
  Vote AGAINST IF the proposal asks for more than a report.

SP-ENDORSE THE CERES PRINCIPLES (3420)
  Vote AGAINST this proposal.

SP-CONTROL GENERATION OF POLLUTANTS (3422)
  Vote AGAINST this proposal.

SP-REPORT ON ENVIRONMENTAL IMPACT OR PLANS (3423)
  Vote AGAINST IF management has issued a written statement beyond the legal minimum.

SP-REPORT OR TAKE ACTION ON CLIMATE CHANGE (3425)
   Vote AGAINST this proposal.

SP-REVIEW OR CURB BIOENGINEERING (3430)
  Vote AGAINST this proposal.

SP-PRESERVE/REPORT ON NATURAL HABITAT (3440)
  Vote AGAINST this proposal.

SP-REVIEW DEVELOPING COUNTRY DEBT (3500)
  Vote AGAINST this proposal.

SP-REVIEW SOCIAL IMPACT OF FINANCIAL VENTURES (3503)
  Vote AGAINST this proposal.

SP-REVIEW FAIR LENDING POLICY (3520)
  Vote AGAINST IF the proposal asks for action beyond reporting.

SP-REVIEW JOB CUTS OR RELOCATIONS (3600)
  Vote AGAINST this proposal.

SP-REPORT ON EEO (3610)
  Vote AGAINST IF the information indicates a well-established affirmative action program.

SP-DROP SEXUAL ORIENTATION FROM EEO POLICY (3614)
  Vote AGAINST this proposal.

SP-ADOPT SEXUAL ORIENTATION ANTI-BIAS POLICY (3615)
  Vote AGAINST this proposal.

SP-REVIEW MEXICAN WORK FORCE CONDITIONS (3621)
  Vote AGAINST this proposal.

SP-ADOPT STANDARDS FOR MEXICAN OPERATIONS (3622)
  Vote AGAINST this proposal.

SP-REVIEW OR IMPLEMENT MACBRIDE PRINCIPLES (3630)
  Vote AGAINST this proposal.

SP-URGE MACBRIDE ON CONTRACTOR/FRANCHISEE (3632)
  Vote AGAINST this proposal.

SP-REVIEW GLOBAL LABOR PRACTICES (3680)
  Vote AGAINST this proposal.

SP-MONITOR/ADOPT ILO CONVENTIONS (3681)
  Vote AGAINST IF the company has a reasonable code and monitoring system.

SP-REPORT ON SUSTAINABILITY (3700)
  Vote AGAINST this proposal.

SP-MISC. HUMAN/POLITICAL RIGHT PROPOSAL (3900) CASE BY CASE

SP-MISC. MILITARY PROPOSAL (3901) CASE BY CASE

SP-MISC. POLITICAL/CHARITABLE DONATION (3902) CASE BY CASE

SP-MISC. HEALTH/ANIMAL PROPOSAL (3903) CASE BY CASE

SP-MISC. ENERGY/ENVIRONMENT PROPOSAL (3904) CASE BY CASE

SP-MISC. BANKING PROPOSAL (3905) CASE BY CASE

SP-MISC. WORKPLACE PROPOSAL (3906) CASE BY CASE

SP-MISC. SOCIAL ISSUE PROPOSAL (3907) CASE BY CASE

SP-MISC. SOCIAL ISSUE PROPOSAL (3908) CASE BY CASE

SP-MISC. SOCIAL ISSUE PROPOSAL (3909) CASE BY CASE

                        Wellington Management Company LLP
                       Description of Proxy Voting Policy

INTRODUCTION

Wellington Management Company, llp ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.

Wellington Management's Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.

STATEMENT OF POLICIES

As a matter of policy, Wellington Management:

      1
      Takes responsibility for voting client proxies only upon a client's written request.

      2
      Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

      3
      Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer,industry, and country or countries in which its business is conducted.

      4
      Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one ormore clients to refrain from voting a given proxy ballot.

      5
      Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

      6
      Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

      7
      Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

      8
      Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

      9
      Reviews regularly the voting record to ensure that proxies are voted in accor dance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

RESPONSIBILITY AND OVERSIGHT

Wellington Management has a Proxy Committee, established by action of the firm's Executive Committee, that is responsible for the review and approval of the firm's written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Proxy Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Proxy Group within the Corporate Operations Department. In addition, the Proxy Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

STATEMENT OF PROCEDURES

Wellington Management has in place certain procedures for implementing its proxy voting policies.

GENERAL PROXY VOTING

AUTHORIZATION TO VOTE. Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy voting authority.

RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.

RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

RESEARCH. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:

     - Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Proxy Group and voted in accordance with the Proxy Voting Guidelines.

     - Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Proxy Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

     - Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Proxy Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Proxy Committee should convene. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

OTHER CONSIDERATIONS In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY, IMMATERIAL IMPACT, OR EXCESSIVE COSTS. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington Management may determine not to enter a vote. Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

ADDITIONAL INFORMATION

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

Wellington Management's Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

                       WELLINGTON MANAGEMENT COMPANY, LLP
                                    EXHIBIT A

INTRODUCTION Upon a client's written request, Wellington Management Company, llp ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These Guidelines are based on Wellington Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

VOTING GUIDELINES   COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS
                    -    Election of Directors:                                 For
                    -    Repeal Classified Board (SP):                          For
                    -    Adopt Director Tenure/Retirement Age (SP):             Against
                    -    Minimum Stock Ownership by Directors (SP):             Case-by-Case
                    -    Adopt Director & Officer Indemnification:              For
                    -    Allow Special Interest Representation to Board (SP):   Against
                    -    Require Board Independence (SP):                       For
                    -    Require Board Committees to be Independent (SP):       For
                    -    Require a Separation of Chair and CEO or Require a
                         Lead Director (SP):                                    ase-by-Case
                    -    Boards not Amending Policies That are Supported
                         by a Majority of Shareholders: Withhold vote*
                        *on all Directors seeking election the following year
                    -    Approve Directors' Fees:                               For
                    -    Approve Bonuses for Retiring Directors:                For
                    -    Elect Supervisory Board/Corporate Assembly:            For

                    MANAGEMENT COMPENSATION

                    -    Adopt/Amend Stock Option Plans:                        Case-by-Case
                    -    Adopt/Amend Employee Stock Purchase Plans:             For
                    -    Eliminate Golden Parachutes (SP):                      For
                    -    Expense Future Stock Options (SP):                     For
                    -    Shareholder Approval of All Stock Option Plans (SP):   For
                    -    Shareholder Approval of Future Severance Agreements
                         Covering Senior Executives (SP):                       For
                    -    Recommend Senior Executives Own and Hold Company
                         Stock, not Including Options (SP):                     For
                    -    Disclose All Executive Compensation (SP):              For

                    REPORTING OF RESULTS

                    -    Approve Financial Statements:                          For
                    -    Set Dividends and Allocate Profits:                    For

                    -    Limit Non-Audit Services Provided by Auditors (SP):    For
                    -    Ratify Selection of Auditors and Set Their Fees:       For
                    -    Elect Statutory Auditors:                              For

                    SHAREHOLDER VOTING RIGHTS

                    -    Adopt Cumulative Voting (SP):                          Against
                    -    Redeem or Vote on Poison Pill (SP):                    For
                    -    Authorize Blank Check Preferred Stock:                 Against
                    -    Eliminate Right to Call a Special Meeting:             Against
                    -    Increase Supermajority Vote Requirement:               Against
                    -    Adopt Anti-Greenmail Provision:                        For
                    -    Restore Preemptive Rights:                             Case-by-Case
                    -    Adopt Confidential Voting (SP):                        For
                    -    Approve Unequal Voting Rights:                         Against
                    -    Remove Right to Act by Written Consent:                Against
                    -    Approve Binding Shareholder Proposals:                 Case-by-Case

                    CAPITAL STRUCTURE

                    -    Increase Authorized Common Stock:                      Case-by-Case
                    -    Approve Merger or Acquisition:                         Case-by-Case
                    -    Approve Technical Amendments to Charter:               Case-by-Case
                    -    Opt Out of State Takeover Statutes:                    For
                    -    Consider Non-Financial Effects of Mergers:             Against
                    -    Authorize Share Repurchase:                            For
                    -    Authorize Trade in Company Stock:                      For
                    -    Issue Debt Instruments:                                For


                    SOCIAL ISSUES

                    -    Endorse the Ceres Principles (SP):                     Case-by-Case
                    -    Disclose Political and PAC Gifts (SP):                 For
                    -    Require Adoption of International Labor Organization's
                         Fair Labor Principles (SP):                            Case-by-Case

                    MISCELLANEOUS

                    -    Approve Other Business:                                Abstain
                    -    Approve Reincorporation:                               Case-by-Case

                                     PART C

                                OTHER INFORMATION

ITEM 23.          EXHIBITS
--------          --------
(b)               Exhibits

(a)               Agreement and Declaration of Trust of The Vantagepoint Funds
                  (the "Registrant" or the "Trust") incorporated herein by reference to Exhibit (a) of Pre-Effective Amendment No. 1, filed on December 22, 1998.

(b) By-Laws of Registrant incorporated herein by reference to Exhibit (b) of Pre-Effective Amendment No. 1, filed on
                  December 22, 1998.

(c)               Not applicable.

(d)(1)            Master Investment Advisory Agreement between Registrant and
                  Vantagepoint Investment Advisors, LLC ("VIA") incorporated herein by reference to Exhibit (d)(i) of Pre-Effective
                  Amendment No. 3, filed on April 26, 1999.

(d)(2) Second Master Investment Advisory Agreement between VIA and the Registrant on behalf of the Milestone Funds, filed herewith.

(d)(3)            Subadvisory agreement - Capital Guardian Trust Company re: the
                  International Fund incorporated herein by reference to exhibit
                  (d)(5) of Post-Effective Amendment No. 4, filed on April 28,
                  2000.

(d)(4)            Amendment No. 2 to Subadvisory Agreement - Capital Guardian
                  Trust Company re: the International Fund, filed herewith.

(d)(5)            Subadvisory Agreement - Fidelity Management Trust Company re:
                  the Growth Fund incorporated herein by reference to exhibit
                  (d)(9) of Post-Effective Amendment No. 4, filed on April 28,
                  2000.

(d)(6)            Amendment No. 2 to Subadvisory Agreement - Fidelity Management
                  Trust Company re: the Growth Fund, filed herewith.

(d)(7)            Subadvisory Agreement-Tukman Capital Management, Inc. re: the
                  Growth Fund is incorporated herein by reference to exhibit
                  (d)(11) of Post-Effective Amendment No.6 filed on April 25,
                  2001.

(d)(8)            Amendment No. 2 to Subadvisory Agreement - Tukman Capital
                  Management, Inc. re: the Growth Fund, filed herewith.

(d)(9)            Subadvisory Agreement - Brown Capital Management, Inc. re: the
                  Growth Fund is incorporated herein by reference to exhibit
                  (d)(12) of Post-Effective Amendment No.6 filed on April 25,
                  2001.

(d)(10)           Amendment No. 2 to Subadvisory Agreement - Brown Capital
                  Management, Inc. re: the Growth Fund, filed herewith.

(d)(11)           Subadvisory Agreement - Capital Guardian Trust Company re: the
                  Growth & Income Fund incorporated herein by reference to exhibit (d)(14) of Post-Effective Amendment No. 4, filed on
                  April 28, 2000.

(d)(12)           Amendment No. 2 to Subadvisory Agreement - Capital Guardian
                  Trust Company re: the Growth & Income Fund, filed herewith.

(d)(13)           Subadvisory Agreement - Barrow, Hanley, Mewhinney & Strauss,
                  Inc. re: the Equity Income Fund incorporated herein by reference to exhibit (d)(17) of Post-Effective Amendment No.
                  4, filed on April 28, 2000.

(d)(14)           Amendment No. 2 to Subadvisory Agreement - Barrow, Hanley,
                  Mewhinney & Strauss, Inc. re: the Equity Income Fund, filed herewith.

(d)(15)           Subadvisory Agreement - T. Rowe Price Associates re: the
                  Equity Income Fund incorporated herein by reference to exhibit
                  (d)(18) of Post-Effective Amendment No. 4, filed on April 28,
                  2000.

(d)(16)           Amendment No. 2 to Subadvisory Agreement - T. Rowe Prince
                  Associates, Inc. re: the Equity Income Fund, filed herewith.

(d)(17)           Subadvisory Agreement - Mellon Capital Management re: the
                  Asset Allocation Fund incorporated herein by reference to exhibit (d)(21) of Post-Effective Amendment No. 4, filed on
                  April 28, 2000.

(d)(18)           Amendment No. 2 to Subadvisory Agreement - Mellon Capital
                  Management Corporation re: the Asset Allocation Fund, filed herewith.

(d)(19)           Subadvisory Agreement-Payden & Rygel Investment Counsel re:
                  the Short-Term Bond Fund is incorporated herein by reference to exhibit (d)(27) of Post-Effective Amendment No.6 filed on April 25, 2001.

(d)(20)           Amendment No. 2 to Subadvisory Agreement - Payden & Rygel
                  Investment Counsel re: the Short-Term Bond Fund, filed herewith.

(d)(21)           Subadvisory Agreement - Southeastern Asset Management, Inc.
                  re: the Equity Income Fund is incorporated herein by reference to exhibit (d)(29) of Post-Effective Amendment No.6 filed on April 25, 2001.

(d)(22)           Amendment No. 2 to Subadvisory Agreement - Southeastern Asset
                  Management, Inc. re: the Equity  Income Fund, filed herewith.

(d)(23)           Subadvisory Agreement - Peregrine Capital Management, Inc. re:
                  Growth Fund is incorporated herein by reference to exhibit
                  (d)(31) of Post-Effective Amendment No.9 filed on April 30,
                  2003.

(d)(24)           Amendment to Subadvisory Agreement - Peregrine Capital Management,
                  Inc. re: the Growth Fund, filed herewith.

(d)(25)           Subadvisory Agreement - Southeastern Asset Management, Inc.
                  re: Aggressive Opportunities Fund is incorporated herein by reference to exhibit (d)(32) of Post-Effective Amendment No.9 filed on April 30, 2003.

(d)(26)           Amendment No. 2 to Subadvisory Agreement - Southeastern Asset
                  Management, Inc. re: the Aggressive Opportunities Fund, filed herewith.

(d)(27)           Subadvisory Agreement - Wellington Management Company, LLP Re:
                  Aggressive Opportunities Fund is incorporated herein by reference to exhibit (d)(33) of Post-Effective Amendment No.9 filed on April 30, 2003.

(d)(28)           Amendment to Subadvisory Agreement - Wellington Management
                  Company, LLP re: the Aggressive Opportunities Fund, filed herewith.

(d)(29)           Subadvisory Agreement - Artisan Partners Limited Partnership
                  re: International Fund is incorporated herein by reference to exhibit (d)(34) of Post-Effective Amendment No. 9 filed on
                  April 30, 2003.

(d)(30)           Amendment No. 2 to Subadvisory Agreement - Artisan Partners
                  Limited Partnership re: International Fund, filed herewith.

(d)(31)           Subadvisory Agreement - T. Rowe Price Associates, Inc. re:
                  Aggressive Opportunities Fund is incorporated herein by reference to exhibit (d)(35) of Post-Effective Amendment No.9 filed on April 30, 2003.

(d)(32)           Amendment to the Subadvisory Agreement - T. Rowe Price Associates,
                  Inc. re: the Aggressive Opportunities Fund, filed herewith.

(d)(33)           Subadvisory Agreement - Mellon Capital Management Corporation.
                  re: Mid/Small Company Index Fund is incorporated herein by reference to exhibit (d)(36) of Post-Effective Amendment No.10 filed on March 2, 2004.

(d)(34)           Amendment to the Subadvisory Agreement - Mellon Capital Management
                  Corporation re: Mid/Small Company Index Fund, filed herewith.

(d)(35)           Subadvisory Agreement - Mellon Capital Management Corporation.
                  re: Broad Market Index Fund is incorporated herein by reference to exhibit (d)(37) of Post-Effective Amendment No. 9 filed on March 2, 2004.

(d)(36)           Amendment to the Subadvisory Agreement - Mellon Capital Management
                  Corporation re: Broad Market Index Fund, filed herewith.

(d)(37)           Subadvisory Agreement - Mellon Capital Management Corporation.
                  re: Overseas Equity Index is incorporated herein by reference to exhibit (d)(38) of Post-Effective Amendment No. 9 filed on March 2, 2004.

(d)(38)           Amendment to the Subadvisory Agreement - Mellon Capital Management
                  Corporation re: Overseas Equity Index Fund, filed herewith.

(d)(39)           Subadvisory Agreement - Mellon Capital Management Corporation.
                  re: Core Bond Index Fund is incorporated herein by reference to exhibit (d)(39) of Post-Effective Amendment No. 9 filed on March 2, 2004.

(d)(40)           Amendment to the Subadvisory Agreement - Mellon Capital Management
                  Corporation re: Core Bond Index Fund, filed herewith.

(d)(41)           Subadvisory Agreement - Mellon Capital Management Corporation
                  re: S&P 500 Index Fund is incorporated herein by reference to exhibit (d)(40) of Post-Effective Amendment No. 9 filed on
                  March 2, 2004.

(d)(42)           Amendment to the Subadvisory Agreement - Mellon Capital Management
                  Corporation re: S&P 500 Stock Index Fund, filed herewith.

(d)(43)           Subadvisory Agreement - Mellon Capital Management Corporation
                  re: US Government Securities Fund is incorporated herein by reference to exhibit (d)(41) of Post-Effective Amendment No. 9 filed on
                  March 2, 2004.

(d)(44)           Amendment to the Subadvisory Agreement - Mellon Capital Management
                  Corporation re: US Government Securities Fund, filed herewith.

(d)(45)           Subadvisory Agreement - STW Fixed Income Management Ltd. re: the
                  Short-Term Bond Fund, filed herewith.

(d)(46)           Subadvisory Agreement - Wellington Management Company, LLP re:
                  the Growth & Income Fund incorporated herein by reference to exhibit (d)(16) of Post-Effective Amendment No. 4, filed on
                  April 28, 2000.

(d)(47)           Amendment No. 2 to the Subadvisory Agreement - Wellington
                  Management Company, LLP re: the Growth & Income Fund, filed herewith.

(d)(48)           Subadvisory Agreement - T. Rowe Price Associates, Inc. re: the
                  Growth & Income Fund, filed herewith.

(d)(49)           Amendment No. 2 to the Subadvisory Agreement - T. Rowe Price
                  Associates, Inc. re: the Growth & Income Fund, filed herewith.

(d)(50) Form of Amendment to Subadvisory Agreements is incorporated herein by reference to exhibit (d)(30) of Post-Effective
                  Amendment No. 9 filed on April 30, 2003.

(e)               Distribution Agreement between the Registrant and ICMA-RC
                  Services LLC incorporated herein by reference to Exhibit (e) of Pre-Effective Amendment No. 3, filed on April 26, 1999.

(f)               Not applicable.

(g)(1)            Custody Agreement between Registrant and Investors Bank &
                  Trust is incorporated herein by reference to exhibit (g) of Post-Effective Amendment No.6 filed on April 25, 2001.

(g)(2)            Amendment to Custody Agreement, to be filed by amendment.

(h)(1) Transfer Agency Agreement is incorporated herein by reference to exhibit (h)(1)of Post-Effective Amendment No.6 filed on April 25, 2001.

(h)(2)            Amendment to the Transfer Agency Agreement, filed herewith.

(h)(3) Sub-Transfer Agency and Service Agreement is incorporated herein by reference to exhibit (h)(2) of Post-Effective
                  Amendment No.6 filed on April 25, 2001.

(h)(4) Amendment to the Sub-Transfer Agency and Service Agreement, to be filed by amendment.

(i)(1) Legal Opinion of Crowell & Moring LLP, to be filed by amendment.

(j)               Consent of Auditors, to be filed by amendment.

(k)               Not applicable.

(l)               Purchase Agreement incorporated herein by reference to Exhibit
                  (l) of Pre-Effective Amendment No. 3, filed on April 26, 1999.

(m)               Not applicable.

(n)               Not applicable.

(o)(1) Rule 18f-3 Plan amended August 30, 2004, incorporated by reference to exhibit (o)(1) of Post-Effective Amendment No.12 filed September 23, 2004.

(p)(1) The Vantagepoint Funds' Policy on Personal Investment Activity and Prevention of the Misuse of Inside Information, filed herewith.

(p)(2) Code of Ethics for Brown Capital Management, Inc., filed herewith.

(p)(3) Code of Ethics for Payden & Rygel Investment Counsel, filed herewith.

(p)(4) Code of Ethics for Tukman Capital Management, Inc., filed herewith.

(p)(5) Code of Ethics for Barrow, Hanley, Mewhinney & Strauss, Inc., filed herewith.

(p)(6) Code of Ethics for Capital Guardian Trust Company, filed herewith.

(p)(7) Code of Ethics for Fidelity Management Trust Company, filed herewith.

(p)(8) Code of Ethics for Mellon Capital Management Corporation, filed herewith.

(p)(9) Code of Ethics for T. Rowe Price Associates, Inc., filed herewith.

(p)(10) Code of Ethics for Wellington Management Company, LLP, filed herewith.

(p)(11) Code of Ethics for Southeastern Asset Management, Inc., filed herewith.

(p)(12) Code of Ethics for Peregrine Capital Management Corporation, filed herewith.

(p)(13) Code of Ethics for Artisan Partners Limited Partnership, filed herewith.

(p)(14) Code of Ethics for STW Fixed Income Management Ltd., filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      Not applicable.


ITEM 25. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a Director, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

VIA, the investment adviser for the Funds, is wholly owned by the ICMA Retirement Corporation, which is itself a registered investment adviser. The ICMA Retirement Corporation also provides plan administration services to public sector Section 401 qualified retirement plans and public sector Section 457 deferred compensation plans.

ITEM 27. PRINCIPAL UNDERWRITER

ICMA-RC Services LLC ("RC Services") serves as distributor and principal underwriter. RC Services does not serve as distributor to any other investment company.

Names and Principal        Positions and Offices       Positions and Offices
 Business Address            with Underwriter                with Fund
-------------------        ---------------------       ---------------------
Joan McCallen              President                   President
Gerard P. Maus             Treasurer & Chief           Treasurer & Chief
                           Financial Officer           Financial Officer
Paul Gallagher             Secretary                   Secretary

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts and other documentation required by Section 31(a) of the Investment Company Act of 1940 and the Rules under that Section will be maintained in the physical possession of Registrant, the Registrant's investment adviser, VIA, and the Registrant's transfer agent, VTA, which has a place of business at 777 North Capital Street, NE, Ste. 600, Washington, DC 20002, and the Registrant's custodian, IBT, which has a place of business at 200 Clarendon Street, 16th Floor, Boston, MA 02116.

ITEM 29. MANAGEMENT SERVICES

Reference is made to the discussion in this Statement of Additional Information regarding the ICMA Retirement Corporation, ICMA-RC Services, LLC, and Vantagepoint Transfer Agents, LCC, under the heading "Investment Advisory and Other Services."

ITEM 30. UNDERTAKINGS
-------  ------------
         None

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under the Securities Act and has duly caused this Post-Effective Amendment No. 13 to be signed on its behalf by the undersigned, thereunto duly authorized, in Washington, the District of Columbia on the 23rd day of February, 2005.

                                              THE VANTAGEPOINT FUNDS

                                                    /s/ Joan McCallen
                                                    ---------------------------
                                                    Joan McCallen, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been duly signed below by the following persons in the capacities and on the date indicated.

         Signatures                           Title                         Date
---------------------------                 ---------                  -----------------
/s/ Joan McCallen                           President                  February 23, 2005
---------------------------
Joan McCallen

/s/ Gerard P. Maus                          Treasurer & Chief          February 23, 2005
---------------------------
Gerard P. Maus                              Financial Officer

         *                                  Director                   February 23, 2005
---------------------------
Peter Meenan

         *                                  Director                   February 23, 2005
---------------------------
N. Anthony  Calhoun

         *                                  Director                   February 23, 2005
---------------------------
Donna Gilding

         *                                  Director                   February 23, 2005
---------------------------
Arthur Lynch

         *                                  Director                   February 23, 2005
---------------------------
Eddie Moore

         *                                  Director                   February 23, 2005
---------------------------
Alison Rudolf

         *                                  Director                   February 23, 2005
---------------------------
Robin L Wiessmann

*By /s/ Paul Gallagher
    ----------------------
   Paul F. Gallagher
   Attorney-in-Fact

                                  EXHIBIT INDEX

                               FILE NO. 333-60789


EX.-99.22(d)(2)     Second Master Investment Advisory Agreement.

EX.-99.22(d)(4)     Amendment No. 2 to Subadvisory Agreement - Capital Guardian
                    Trust Company.

EX.-99.22(d)(6)     Amendment No. 2 to Subadvisory Agreement - Fidelity Management
                    Trust Company.

EX.-99.22(d)(8)     Amendment No. 2 to Subadvisory Agreement - Tukman Capital
                    Management, Inc.

EX.-99.22(d)(10)    Amendment No. 2 to Subadvisory Agreement - Brown Capital
                    Management, Inc.

EX.-99.22(d)(12)    Amendment No. 2 to Subadvisory Agreement - Capital Guardian
                    Trust Company.

EX.-99.22(d)(14)    Amendment No. 2 to Subadvisory Agreement - Barrow, Hanley,
                    Mewhinney & Strauss, Inc.

EX.-99.22(d)(16)    Amendment No. 2 to Subadvisory Agreement - T. Rowe Prince
                    Associates, Inc.

EX.-99.22(d)(18)    Amendment No. 2 to Subadvisory Agreement - Mellon Capital
                    Management Corporation.

EX.-99.22(d)(20)    Amendment No. 2 to Subadvisory Agreement - Payden & Rygel
                    Investment Counsel.

EX.-99.22(d)(22)    Amendment No. 2 to Subadvisory Agreement - Southeastern Asset
                    Management, Inc.

EX.-99.22(d)(24)    Amendment to Subadvisory Agreement - Peregrine Capital
                    Management, Inc.

EX.-99.22(d)(26)    Amendment No. 2 to Subadvisory Agreement - Southeastern Asset
                    Management, Inc.

EX.-99.22(d)(28)    Amendment to Subadvisory Agreement - Wellington Management
                    Company, LLP.

EX.-99.22(d)(30)    Amendment No. 2 to Subadvisory Agreement - Artisan Partners
                    Limited Partnership.

EX.-99.22(d)(32)    Amendment to the Subadvisory Agreement - T. Rowe Price
                    Associates, Inc.

EX.-99.22(d)(34)    Amendment to the Subadvisory Agreement - Mellon Capital
                    Management Corporation.

EX.-99.22(d)(36)    Amendment to the Subadvisory Agreement - Mellon Capital
                    Management Corporation.

EX.-99.22(d)(38)    Amendment to the Subadvisory Agreement - Mellon Capital
                    Management Corporation.

EX.-99.22(d)(40)    Amendment to the Subadvisory Agreement - Mellon
                    Capital Management Corporation.

EX.-99.22(d)(42)    Amendment to the Subadvisory Agreement - Mellon Capital
                    Management Corporation.

EX.-99.22(d)(44)    Amendment to the Subadvisory Agreement - Mellon Capital
                    Management Corporation.

EX.-99.22(d)(45)    Subadvisory Agreement - STW Fixed Income Management Ltd.

EX.-99.22(d)(47)    Amendment No. 2 to the Subadvisory Agreement - Wellington
                    Management Company, LLP.

EX.-99.22(d)(48)    Subadvisory Agreement - T. Rowe Price Associates, Inc.

EX.-99.22(d)(49)    Amendment No. 2 to the Subadvisory Agreement - T. Rowe Price
                    Associates, Inc.

EX.-99.22(h)(2)     Amendment to the Transfer Agency Agreement.

EX.-99.22(p)(1)     The Vantagepoint Funds' Policy on Personal Investment
                    Activity and Prevention of the Misuse of Inside Information.

EX.-99.22(p)(2)     Code of Ethics for Brown Capital Management, Inc.

EX.-99.22(p)(3)     Code of Ethics for Payden & Rygel Investment Counsel.

EX.-99.22(p)(4)     Code of Ethics for Tukman Capital Management, Inc.

EX.-99.22(p)(5)     Code of Ethics for Barrow, Hanley, Mewhinney & Strauss, Inc.

EX.-99.22(p)(6)     Code of Ethics for Capital Guardian Trust Company.

EX.-99.22(p)(7)     Code of Ethics for Fidelity Management Trust  Company.

EX.-99.22(p)(8)     Code of Ethics for Mellon Capital Management Corporation.

EX.-99.22(p)(9)     Code of Ethics for T. Rowe Price Associates,Inc.

EX.-99.22(p)(10)    Code of Ethics for Wellington Management Company, LLP.

EX.-99.22(p)(11)    Code of Ethics for Southeastern Asset Management, Inc.

EX.-99.22(p)(12)    Code of Ethics for Peregrine Capital Management Corporation.

EX.-99.22(p)(13)    Code of Ethics for Artisan Partners Limited Partnership.

EX.-99.22(p)(14)    Code of Ethics for STW Fixed Income Management Ltd.